As filed with the Securities and Exchange Commission on July 2, 2009

1933 Act File No. 333-28697
1940 Act File No. 811-08243

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	93	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]
Amendment No.	94	[X]

(Check appropriate box or boxes.)

Direxion Funds

33 Whitehall Street, 10th Floor
New York, New York 10004
(Exact name of Registrant as Specified in Charter)
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (646) 572-3390

Daniel D. O’Neill
33 Whitehall Street, 10th Floor
New York, New York 10004
(Name and Address of Agent for Service)

Copy to:
Edward L. Paz
U.S. Bancorp Fund Services, LLC
615 East Michigan
Milwaukee, WI 53202

It is proposed that this filing will become effective (check appropriate box)
[		]	immediately upon filing pursuant to paragraph (b)
[		]	On [date] pursuant to paragraph (b)
[	X	]	60 days after filing pursuant to paragraph (a)(1)
[		]	on (date) pursuant to paragraph (a)(1)
[		]	75 days after filing pursuant to paragraph (a)(2)
[		]	on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
[		]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

DIREXION FUNDS

CONTENTS OF REGISTRATION STATEMENT

This registration document is comprised of the following:

Cover Sheet

Contents of Registration Statement:

Prospectus and Statement of Additional Information for the Investor Class of the Direxion Monthly S&P 500® Bull 2X Fund, Direxion Monthly S&P 500® Bear 2X Fund, Direxion Monthly NASDAQ-100® Bull 2X Fund, Direxion Monthly NASDAQ-100® Bear 2X Fund, Direxion Monthly Small Cap Bull 2X Fund, Direxion Monthly Small Cap Bear 2X Fund, Direxion Monthly Dollar Bull 2X Fund, Direxion Monthly Dollar Bear 2X Fund, Direxion Monthly Emerging Markets Bull 2X Fund (formerly Emerging Markets Plus Fund), Direxion Monthly Emerging Markets Bear 2X Fund (formerly Emerging Markets Short Fund), Direxion Monthly Developed Markets Bull 2X Fund (formerly Developed Markets Plus Fund), Direxion Monthly Developed Markets Bear 2X Fund (formerly Developed Markets Short Fund), Direxion Monthly Latin America Bull 2X Fund, Direxion Monthly China Bull 2X Fund, Direxion Monthly Commodity Bull 2X Fund, Direxion Monthly 10 Year Note Bull 2X Fund, Direxion Monthly Dynamic HY Bond Fund, 10 Year Note Bear 2X Fund, HY Bear Fund, U.S. Government Money Market Fund;

Prospectus and Statement of Additional Information for the Investor Class and Institutional Class of the Commodity Trends Strategy Fund, Financial Trends Strategy Fund, and the Direxion / Wilshire Dynamic Fund;

Part C of Form N-1A; and

Signature Page.

PROSPECTUS

[DIREXION FUNDS LOGO]

33 Whitehall Street, 10th Floor
New York, New York 10004
(800) 851-0511

BULL FUNDS	BEAR FUNDS
Domestic Equity Index Funds
Direxion Monthly S&P 500® Bull 2X Fund	Direxion Monthly S&P 500® Bear 2X Fund
Direxion Monthly NASDAQ-100® Bull 2X Fund	Direxion Monthly NASDAQ-100® Bear 2X Fund
Direxion Monthly Small Cap Bull 2X Fund	Direxion Monthly Small Cap Bear 2X Fund
Currency Funds
Direxion Monthly Dollar Bull 2X Fund	Direxion Monthly Dollar Bear 2X Fund
International Funds
Direxion Monthly Emerging Markets Bull 2X Fund	Direxion Monthly Emerging Markets Bear 2X Fund
Direxion Monthly Developed Markets Bull 2X Fund	Direxion Monthly Developed Markets Bear 2X Fund
Direxion Monthly Latin America Bull 2X Fund
Direxion Monthly China Bull 2X Fund
Specialty Funds
Direxion Monthly Commodity Bull 2X Fund
Fixed Income Funds
Direxion Monthly 10 Year Note Bull 2X Fund Dynamic HY Bond Fund	Direxion Monthly 10 Year Note Bear 2X Fund HY Bear Fund
U.S. Government Money Market Fund

Other than the U.S. Government Money Market Fund, Dynamic HY Bond Fund and the HY Bear Fund, the Funds seek calendar month leveraged investment results and are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios. These Funds are very different from most mutual funds. First, other than the U.S. Government Money Market Fund, Dynamic HY Bond Fund and the HY Bear Fund, each Fund pursues monthly leveraged investment goals, which means that the Funds are riskier than alternatives that do not use leverage because the Funds magnify the performance of the benchmark of an investment. Second, each Bear Fund pursues investment goals which are inverse to the performance of its benchmark; a result opposite of most other mutual funds. Third, the Funds seek calendar month leveraged investment results. The pursuit of calendar month leveraged investment goals means that the return of a Fund for a period longer than a calendar month will be the product of the series of calendar month leveraged returns for each day during the relevant longer period.As a consequence, especially in periods of market volatility, the path of the benchmark during the longer period may be at least as important to the Fund’s return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for periods less than a calendar month or for a period different than the calendar month may not be the product of the return of the index for such shorter period and the magnification point for the Fund. The Funds are not suitable for all investors.

The Funds should be utilized only by sophisticated investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking calendar month leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. Investors who do not understand the Funds or do not intend to actively manage their funds and monitor their investments should not buy the Funds. There is no assurance that the Funds will achieve their objectives and an investment in a Fund could lose money. No single Fund is a complete investment program.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

August [ ], 2009

OVERVIEW	2

INVESTMENT TECHNIQUES AND POLICIES	3

PRINCIPAL RISKS	15

DOMESTIC EQUITY INDEX FUNDS	27

Direxion Monthly S&P 500® Bull 2X Fund	27
Direxion Monthly S&P 500® Bear 2X Fund	27
Direxion Monthly NASDAQ-100® Bull 2X Fund	29
Direxion Monthly NASDAQ-100® Bear 2X Fund	29
Direxion Monthly Small Cap Bull 2X Fund	31
Direxion Monthly Small Cap Bear 2X Fund	31

CURRENCY FUNDS	33

Direxion Monthly Dollar Bull 2X Fund	33
Direxion Monthly Dollar Bear 2X Fund	33

INTERNATIONAL FUNDS	35

Direxion Monthly Emerging Markets Bull 2X Fund	35
Direxion Monthly Emerging Markets Bear 2X Fund	35
Direxion Monthly Developed Markets Bull 2X Fund	37
Direxion Monthly Developed Markets Bear 2X Fund	37
Direxion Monthly Latin America Bull 2X Fund	39
Direxion Monthly China Bull 2X Fund	41

SPECIALTY FUNDS	42

Direxion Monthly Commodity Bull 2X Fund	42

FIXED INCOME FUNDS	44

Direxion Monthly 10 Year Note Bull 2X Fund	44
Direxion Monthly 10 Year Note Bear 2X Fund	44
Dynamic HY Bond Fund	46
HY Bear Fund	46

U.S. Government Money Market Fund	48

ABOUT YOUR INVESTMENT	50

Share Price of the Funds	50
Rule 12b-1 Fees	51
Shareholder Services Guide	51

ACCOUNT AND TRANSACTION POLICIES	53

MANAGEMENT OF THE FUNDS	56

PORTFOLIO HOLDINGS	57

DISTRIBUTIONS AND TAXES	57

FINANCIAL HIGHLIGHTS	59

PRIVACY NOTICE (Not a part of the Prospectus)	PN-1

MORE INFORMATION ON THE FUNDS	Back Cover

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OVERVIEW

This Prospectus relates to shares of the funds noted below (which are sometimes referred to in this Prospectus as a “Fund” and, collectively, as the “Funds”) of the Direxion Funds (the “Trust”). Rafferty Asset Management LLC (“Rafferty” or “Adviser”) serves as the investment adviser to each Fund.

Please note that shares of each Fund may not be available in all states. Shares of each Fund are only available in states in which they are authorized for purchase.

Except for the U.S. Government Money Market Fund, the Dynamic HY Bond Fund and the HY Bear Fund, the Funds described in this Prospectus seek to provide calendar month leveraged investment results, before fees and expenses, that correspond to the performance of a particular index or benchmark. As used in this prospectus, the term “calendar month” refers to the period from the close of the markets on the last business day of a given month until the close of the markets on the last business day of the subsequent month. The Funds seek calendar month leveraged investment results which should not be equated with seeking a leveraged goal for shorter than a calendar month.  An investor who purchases shares on a day other than the last business day of a calendar month will generally receive more, or less, than 200% exposure to the target index, depending on the performance of the target index.  The Funds with the word “Bull” in their name (collectively, the “Bull Funds”) attempt to provide investment results that correlate positively to the return of an index or benchmark, meaning the Bull Funds attempt to move in the same direction as the target index or benchmark. Except for the HY Bear Fund, which is discussed separately below, the Funds with the word “Bear” in their name (collectively, the “Bear Funds”) attempt to provide investment results that correlate negatively to the return of an index or benchmark, meaning that the Bear Funds attempt to move in the opposite or inverse direction of the target index or benchmark. The correlations sought by the Bull Funds and the Bear Funds are generally a multiple of the returns of the target index or benchmark. For instance, the benchmark for the Direxion Monthly S&P 500® Bull 2X Fund is 200% of the calendar month price performance of the S&P 500® Index, while the benchmark for the Direxion Monthly S&P 500® Bear 2X Fund is 200% of the inverse, or opposite, of the calendar month price performance of the S&P 500® Index. If, over a given calendar month, the S&P 500® Index gains 1%, the Direxion Monthly S&P 500® Bull 2X Fund is designed to gain approximately 2% (which is equal to 200% of 1%), while the Direxion Monthly S&P 500® Bear 2X Fund is designed to lose approximately 2%. Conversely, if the S&P 500® Index loses 1% over a given calendar month, the Direxion Monthly S&P 500® Bull 2X Fund is designed to lose approximately 2%, while the Direxion Monthly S&P 500® Bear 2X Fund is designed to gain approximately 2%.

Fund	Index or Benchmark	Monthly Target
Direxion Monthly S&P 500® Bull 2X Fund	S&P 500®	200%
Direxion Monthly S&P 500® Bear 2X Fund		-200%
Direxion Monthly NASDAQ-100® Bull 2X Fund	NASDAQ-100®	200%
Direxion Monthly NASDAQ-100® Bear 2X Fund		-200%
Direxion Monthly Small Cap Bull 2X Fund	Russell 2000®	200%
Direxion Monthly Small Cap Bear 2X Fund		-200%
Direxion Monthly Dollar Bull 2X Fund	U.S. Dollar®	200%
Direxion Monthly Dollar Bear 2X Fund		-200%
Direxion Monthly Commodity Bull 2X Fund	Morgan Stanley® Commodity Related	200%
Direxion Monthly China Bull 2X Fund	FTSE/Xinhua China 25 Index	200%
Direxion Monthly Emerging Markets Bull 2X Fund	MSCI Emerging MarketsSM	200%
Direxion Monthly Emerging Markets Bear 2X Fund		-200%
Direxion Monthly Developed Markets Bull 2X Fund	MSCI EAFE®	200%
Direxion Monthly Developed Market Bear 2X Fund		-200%
Direxion Monthly Latin America Bull 2X Fund	S&P® Latin America 40	200%

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Fund	Index or Benchmark	Monthly Target
Direxion Monthly 10 Year Note Bull 2X Fund	10 Year Treasury Note	200%
Direxion Monthly 10 Year Note Bear 2X Fund		-200%

To pursue these results, the Funds listed above use aggressive investment techniques such as engaging in futures, swaps and options transactions. As a result, these Funds are designed principally for experienced investors who intend to follow an asset allocation strategy and are suitable for purchase by active investors as well as investors who engage in market timing activities. There is no assurance that the Funds will achieve their objectives and an investment in a Fund could lose money. No single Fund is a complete investment program.

The Trust also offers the U.S. Government Money Market Fund, the Dynamic HY Bond Fund and the HY Bear Fund.

The U.S. Government Money Market Fund seeks security of principal, current income and liquidity by investing primarily in money market instruments issued or guaranteed, as to principal and interest, by the U.S. government, its agencies or instrumentalities.

The Dynamic HY Bond Fund seeks to maximize total return (income plus capital appreciation) by investing primarily in debt instruments, including convertible securities, and derivatives of such instruments, with an emphasis on lower-quality debt instruments.

The HY Bear Fund seeks to profit from a decline in the value of lower-quality debt instruments by creating short positions in such instruments and derivatives of such instruments. The term “bear” is used in the financial markets to describe a market which is declining in value. Generally, “bear” mutual funds attempt to profit from anticipated declines in the value of a security, industry, or market and may use aggressive techniques like selling short in pursuit of their objectives.

Changes in Investment Objective. Except for the U.S. Government Money Market Fund, each Fund’s investment objective is not a fundamental policy and may be changed by the Funds’ Board of Trustees without shareholder approval. The investment objective of the U.S. Government Money Market Fund is a fundamental policy and can only be changed with shareholder approval.

INVESTMENT TECHNIQUES AND POLICIES

Rafferty uses a number of investment techniques in an effort to achieve the stated goal for each Fund. For the Bull Funds, Rafferty attempts to magnify the returns of each Bull Fund’s index or benchmark for a calendar month. The Bear Funds are managed to provide returns inverse (or opposite) by a defined percentage to the return of each Bear Fund’s index or benchmark for a calendar month. Rafferty creates net “long” positions for the Bull Funds and net “short” positions for the Bear Funds. (Rafferty may create short positions in the Bull Funds and long positions in the Bear Funds even though the net exposure in the Bull Funds will be long and the net exposure in the Bear Funds will be short.) Long positions move in the same direction as their index or benchmark, advancing when the index or benchmark advances and declining when the index or benchmark declines. Short positions move in the opposite direction of the index or benchmark, advancing when the index or benchmark declines and declining when the index or benchmark advances. Rafferty generally does not use fundamental securities analysis to accomplish such correlation. Rather, Rafferty primarily uses statistical and quantitative analysis to determine the investments each Fund makes and the techniques it employs. As a consequence, if a Fund is performing as designed, the return of the index or benchmark will dictate the return for that Fund. Each Fund pursues its investment objective regardless of market conditions and does not take defensive positions.

A Bull Fund generally will hold a representative sample of the securities in its benchmark index. The sampling of securities that is held by a Fund is intended to maintain high correlation with, and similar aggregate characteristics (e.g., market capitalization and industry weightings) to, the benchmark index. A Fund also may invest in securities that are not included in the index or may overweight or underweight certain components of the index. A Fund’s assets may be concentrated in an industry or group of industries to the extent that the Fund’s benchmark index concentrates in a particular industry or group of industries. In addition, each Fund is non-diversified, which means that it may invest in the securities of a limited number of issuers.

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Each Bull and Bear Fund invests significantly in exchange-traded funds (“ETFs”), futures contracts on stock indices, swap agreements, options on futures contracts and financial instruments such as options on securities and stock indices options. Rafferty uses these types of investments to produce economically “leveraged” investment results. Leveraging allows Rafferty to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of a Fund.

Each Bull Fund and Bear Fund has a clearly articulated goal which requires the Fund to seek economic exposure in excess of its net assets. To meet its objectives, each Fund invests in some combination of financial instruments so that it generates economic exposure consistent with the Fund’s investment objective.

On the last business day of each calendar month, each Fund other than the U.S. Government Money Market Fund, Dynamic HY Bond Fund and the HY Bear Fund will position its portfolio to ensure that the Fund’s exposure to its benchmark is consistent with the Fund’s stated goals. The impact of market movements during the calendar month will determine whether the portfolio needs to be repositioned. If the target index rises from the beginning of a calendar month to the end of the calendar month, a Bull Fund’s net assets should rise, meaning the Fund’s exposure may need to be increased. Conversely, if the target index falls from the beginning of a calendar month to the end of the calendar month, a Bull Fund’s net assets should fall, meaning the Fund’s exposure may need to be reduced. If the target index rises from the beginning of a calendar month to the end of the calendar month, a Bear Fund’s net assets should fall, meaning the Fund’s exposure may need to be reduced. If the target index falls from the beginning of a calendar month to the end of the calendar month, a Bear Fund’s net assets should rise, meaning the Fund’s exposure may need to be increased. A Fund’s portfolio may also need to be changed to reflect changes in the composition of an index. Rafferty increases the Fund’s exposure when its assets rise and reduces the Fund’s exposure when its assets fall.

Each Bull and Bear Fund is designed to provide calendar month leveraged investment returns, before fees and expenses, that are a multiple of the returns of its index or benchmark for the stated period. While Rafferty attempts to minimize any “tracking error” (the statistical measure of the difference between the investment results of a Fund and the performance of its index or benchmark), certain factors will tend to cause a Fund’s investment results to vary from the stated objective. A Fund may have difficulty in achieving its calendar month target due to fees and expenses, high portfolio turnover, transaction costs, significant purchase and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund.

Each Bull and Bear Fund invests significantly in swap agreements, forward contracts, reverse repurchase agreements, options, including futures contracts, options on futures contracts and financial instruments such as options on securities and stock indices options, and caps, floors and collars. Rafferty uses these types of investments to produce economically “leveraged” investment results. Leveraging allows Rafferty to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of a Fund.

Seeking calendar month leveraged investment results provides potential for greater gains and losses relative to benchmark performance. For instance, the Direxion Monthly S&P 500® Bull 2X Fund seeks to provide, before fees and expenses, 200% of the calendar month return of the S&P 500® Index. If the S&P 500® gains 2% in a given calendar month, the Direxion Monthly S&P 500® Bull 2X Fund would be expected to gain approximately 4%. Conversely, if the S&P 500® Index declines 2% in a given calendar month, the Direxion Monthly S&P 500® Bull Fund would be expected to lose 4%. However, for a period longer than one calendar month, the pursuit of calendar month goals may result in calendar month leveraged compounding, which means that the return of an index over a period of time greater than one calendar month multiplied by the Fund’s calendar month target (e.g., 200%) generally will not equal a Fund’s performance over that same period. Consider the following examples:

Mary is considering investments in two Funds, Fund A and Fund B. Fund A is a traditional index fund which seeks (before fees and expenses) to match the performance of the XYZ index. Fund B is a leveraged Fund and seeks calendar month leveraged investment results (before fees and expenses) that correspond to 200% of the calendar month performance of the XYZ index.

In January, the XYZ index increases in value from $100 to $105, a gain of 5%. In February, the XYZ index declines from $105 back to $100, a loss of 4.76%. In the aggregate, the XYZ index has not moved.

An investment in Fund A would be expected to gain 5% in January and lose 4.76% in February to return to its original value. The following example assumes a $100 investment in Fund A when the index is also valued at $100:

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Month	Index Value	Index Performance	Value of Investment
	$100.00		$100.00
January	$105.00	5.00%	$105.00
February	$100.00	-4.76%	$100.00

The same $100 investment in Fund B, however, would be expected to gain 10% in Janaury (200% of 5%) but decline 9.52% in February.

Month	Index Performance	200% of Index Performance	Value of Investment
			$100.00
January	5.00%	10.00%	$110.00
February	-4.76%	-9.52%	$99.53

Although the percentage decline is smaller in February than the percentage gain in January, the loss is applied to a higher principal amount so the investment in Fund B has a loss even when the aggregate index value for the two-month period has not declined. (These calculations do not include the charges for expense ratio and the financing charges.)

As you can see, an investment in Fund B has higher rewards and risks due to the effects of leverage and compounding.

Other than the U.S. Government Money Market Fund, Dynamic HY Bond Fund and the HY Bear Fund, the Funds seek calendar month leveraged investment results and are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios. These Funds are very different from most mutual funds. First, other than the U.S. Government Money Market Fund, Dynamic HY Bond Fund and the HY Bear Fund, each Fund pursues monthly leveraged investment goals, which means that the Funds are riskier than alternatives that do not use leverage because the Funds magnify the performance of the benchmark of an investment. Second, each Bear Fund pursues investment goals which are inverse to the performance of its benchmark; a result opposite of most other mutual funds. Third, the Funds seek calendar month leveraged investment results. The pursuit of calendar month leveraged investment goals means that the return of a Fund for a period longer than a calendar month will be the product of the series of calendar month leveraged returns for each day during the relevant longer period. As a consequence, especially in periods of market volatility, the path of the benchmark during the longer period may be at least as important to the Fund’s return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for periods less than a calendar month or for a period different than the calendar month may not be the product of the return of the index for such shorter period and the magnification point for the Fund. The Funds are not suitable for all investors.

The Funds should be utilized only by sophisticated investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking calendar month leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. Investors who do not understand the Funds or do not intend to actively manage their funds and monitor their investments should not buy the Funds. There is no assurance that the Funds will achieve their objectives and an investment in a Fund could lose money. No single Fund is a complete investment program.

Defensive Policy. Generally, each Fund other than the U.S. Government Money Market Fund, Dynamic HY Bond Fund and HY Bear Fund pursues its investment objective regardless of market conditions and does not take defensive positions. As a consequence, a Fund will generally not adopt defensive positions by investing in cash or other instruments in anticipation of an adverse climate for its index or benchmark. However, if a Fund’s target index has moved dramatically in a particular direction and Rafferty believes a reversal is likely, Rafferty may attempt to hedge some portion of the Fund’s portfolio against such a reversal. Such hedging strategies include, but are not limited to, the purchase of put options to hedge against a decline in a Bull Fund’s portfolio and the purchase of call options to hedge against a decline in a Bear Fund’s portfolio. Hedging strategies will increase a Fund’s expenses, reduce net assets and reduce upside to some extent. To reduce the cost of such a hedging strategy, Rafferty may sell options, which will reduce a Fund’s upside if such options move against the Fund. In addition, because it may be difficult for a Fund to achieve its stated investment objective any time its assets fall below $2 million, Rafferty may invest the assets of any such Fund in short-term U.S. government securities until the level of net assets is sufficient to permit the desired investments. As a result, such Fund may not achieve its investment objective during this period. To find out if a Fund has sufficient assets to invest to attempt to meet its objective, you may call (800) 851-0511.

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Market Volatility. Each Fund seeks to provide a return which is a multiple of the calendar month performance of its benchmark. No Fund attempts to, and no Fund should be expected to, provide returns which are a multiple of the return of the benchmark for periods other than a calendar month. Each Fund rebalances its portfolio on a calendar month basis, increasing exposure in response to that calendar month’s gains or reducing exposure in response to that calendar month’s losses.

Calendar month rebalancing will impair a Fund’s performance if the benchmark experiences volatility. For instance, a hypothetical 2X Bull Fund would be expected to lose 4% (as shown in the Table 1 below) if its benchmark provided no return over a one year period during which its benchmark experienced annualized volatility of 20%. A hypothetical 2X Bear Fund would be expected to lose 12% (as shown in the Table 1 below) if its benchmark provided no return over a one year period during which its benchmark experienced annualized volatility of 20%. If the benchmark’s annualized volatility were to rise to 40%, the hypothetical loss for a one year period for a Bull Fund widens to approximately 15% while the loss for a Bear Fund rises to 45%. At higher ranges of volatility, there is a chance of a near complete loss of Fund value even if the benchmark is flat. For instance, if annualized volatility of the benchmark is 90%, both a Bull and a Bear Fund targeted to the same benchmark would be expected to lose more than 76% and 99% respectively, of their value even if the cumulative benchmark return for the year was 0%. An index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of an index.

Table 1

Volatility Range	Bull Fund Loss	Bear Fund Loss

10%	-1%	-3%
20%	-4%	-12%
30%	-9%	-26%
40%	-15%	-45%
50%	-23%	-65%
60%	-33%	-92%
70%	-47%	-99%
80%	-55%	-99%
90%	-76%	-99%
100%	-84%	-99%

Table 2 shows the range of volatility for each of the indexes to which one of the Funds is benchmarked over the twelve months ended June 30, 2009. (In historical terms, volatility ranges during this period were extremely high.) The indexes to which the Funds are benchmarked have historical volatility rates over that period ranging from 14% to 55%. Since market volatility, like that experienced by the markets recently, has negative implications for Funds which rebalance on a calendar month basis, investors should be sure to monitor and manage their investments in the Funds in volatile markets. The negative implications of volatility on noted in Table 1 can be combined with the recent volatility ranges of various indexes in Table 2 to give investors some sense of the risks of holding the Funds for long periods. These tables are intended to simply underscore the fact that the Funds that seek calendar month leveraged investment results are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios.

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Table 2

Index	Volatility Range

S&P 500®	31
NASDAQ-100®	34
Russell 2000®	40
U.S. Dollar®	16
Morgan Stanley® Commodity Related	55
FTSE/Xinhua China 25 Index	53
MSCI Emerging MarketsSM	50
MSCI EAFE®	41
S&P® Latin America 40	55
10 Year Treasury Note	14

A Precautionary Note to Investors Regarding Dramatic Index Movement. Each Bull Fund seeks calendar month exposure to its target index equal to 200% of its net assets while each Bear Fund seeks calendar month exposure to its target index equal to -200% of its net assets. As a consequence, a Fund could theoretically lose an amount greater than its net assets in the event of a movement of its target index in excess of 50% in a direction adverse to the Fund (meaning a decline in the value of the target index of a Bull Fund and a gain in the value of the target index for a Bear Fund). Rafferty will attempt to position each Fund’s portfolio to ensure that a Fund does not lose more than 90% of its net asset value in a given calendar month. The cost of such downside protection will be symmetrical limitations on gains. If Rafferty successfully positions a Fund’s portfolio to provide such limits, a Fund’s portfolio and net asset value will not be responsive to movements in its target index beyond 45% in a given calendar month, whether that movement is favorable or adverse to the Fund. For example, if a Bull Fund’s target index were to gain 50%, the Bull Fund might be limited to a calendar month gain of 90% rather than 100%, which is 200% of the index gain of 50%. Rafferty cannot be assured of similarly limiting a Fund’s losses and shareholders should not expect such protection. In short, the risk of total loss exists. In the event of a severe index movement which results in a limit on gains and losses, a Fund’s performance may be inconsistent with its stated investment objective.

The Projected Calendar Month Return of a Bull Fund. A Bull Fund seeks to provide a calendar month return that is a multiple of the calendar month return of a target index or benchmark. Doing so requires the use of leveraged investment techniques, which necessarily incur financing charges. For instance, the Direxion Monthly S&P 500 Bull 2X Fund seeks exposure to its benchmark in an amount equal to 200% of its assets, meaning it uses leveraged investment techniques to seek exposure to the S&P 500 Index in an amount equal to 200% of its net assets. In light of the financing charges and a Bull Fund’s operating expenses, the expected return of a Bull Fund is equal to the gross expected return, which is the calendar month benchmark return multiplied by 200%, minus (i) financing charges incurred by the portfolio and (ii) calendar month operating expenses. For instance, if the S&P 500 Index returns 5% in a given calendar month, the gross expected return of the Direxion Monthly S&P 500 Bull 2X Fund would be 10%, but the net expected return, which factors in the cost of financing the portfolio and the impact of operating expenses, would be lower. Each Fund will reposition its portfolio on the last business day of a calendar month. Therefore, if an investor purchases Fund shares on the last business day of a calendar month, the investor’s exposure to the target index of a Bull Fund would reflect 200% of the performance of the index during the next calendar month, subject to charges and expenses noted above, regardless whether the investor sells the shares during that calendar month.

The Projected Calendar Month Return of a Bear Fund. A Bear Fund seeks to provide a calendar month return which is a multiple of the inverse (or opposite) of the calendar month return of a target index or benchmark. To create the necessary exposure, a Bear Fund engages in short selling – borrowing and selling securities it does not own. The money that a Bear Fund receives from short sales – the short sale proceeds – is an asset of the Bear Fund that can generate income to help offset the Bear Fund’s operating expenses. However, the costs of creating short exposure, which may require the Fund’s counterparties to borrow and sell certain securities, may offset or outweigh such income. Each Fund will reposition its portfolio on the last business day of a calendar month. Therefore, if an investor purchases Fund shares on the last business day of a calendar month, the investor’s exposure to the target index of a Bear Fund would reflect 200% of the inverse performance of the index during the next calendar month, subject to charges and expenses noted above, regardless whether the investor sells the shares during that calendar month.

7

The Projected Returns of the Funds for Intra-Calendar Month Purchases. The Funds seek calendar month leveraged investment results which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of a calendar month will generally receive more, or less, than 200% exposure to the target index, depending on the performance of the target index.  If the target index moves in a direction favorable to the Fund, the investor will receive exposure to the target index less than 200%. Conversely, if the target index moves in a direction adverse to the Fund, the investor will receive exposure to the target index greater than 200%. Investors may consult the Fund’s website at any point during the month to determine how the current value of a Fund’s target index relates to the value of the target index at the end of the calendar month. Graph 1 below indicates how the exposure to the target index of an investment in a Bull 2X Fund would vary based upon a range of market movements if the investor purchases Fund shares after the last business day of the calendar month and before the last business day of the next calendar month. Graph 2 below indicates how the exposure to the target index of an investment in a Bear 2X Fund would vary based upon a range of market movements if the investor purchases Fund shares after the last business day of the calendar month and before the last business day of the next calendar month.

8

The graph and accompanying table below indicates exposure for a Bull 2X Fund after movements of the index after the beginning of the month. For instance, as indicated below, if an investor purchases shares in a Bull 2X Fund after the end of one calendar month and before the end of the next calendar month and the target index has gained 5% during that calendar month, the investor’s exposure would be 191% of the performance of the target index until the end of that calendar month. Conversely, if the target index has declined 5%, the investor’s exposure would be 211% of the performance of the target index until the end of that calendar month. If a Bull Fund’s target index moves sharply from its value at the end of the prior calendar month, an investor who purchases shares before the end of the next calendar month may receive exposure to the performance of the target index substantially in excess of 200% of a shareholder’s investment. For instance, as noted in Graph 1 below, if the target index declines 20%, the investor would receive exposure equal to 267% of the performance of the target index.

Graph 1

Index Move	-20%	-15%	-10%	-5%	0%	5%	10%	15%	20%
Resulting Exposure	267%	243%	225%	211%	200%	191%	183%	177%	267%

9

The graph and accompanying table below indicates exposure for a Bear 2X Fund after movements of the index after the beginning of the month. For instance, as indicated below, if an investor purchases shares in a Bear 2X Fund after the end of one calendar month and before the end of the next calendar month and the target index has gained 5% during that calendar month, the investor’s exposure would be -233% of the performance of the target index until the end of that calendar month. Conversely, if the target index has declined 5%, the investor’s exposure would be -173% of the performance of the target index until the end of that calendar month. If a Bear Fund’s target index moves sharply from its value at the end of the prior calendar month, an investor who purchases shares before the end of the next calendar month may receive exposure to the performance of the target index substantially in excess of -200% of a shareholder’s investment. For instance, as noted in Graph 2 below, if the target index gains 20%, the investor would receive exposure equal to -400% of the performance of the target index.

Graph 2

Index Move	-20%	-15%	-10%	-5%	0%	5%	10%	15%	20%
Resulting Exposure	-114%	-131%	-150%	-173%	-200%	-233%	-275%	-329%	-400%

10

The Projected Returns of Bull and Bear Funds for Shares Held Longer Than a Calendar Month. The Funds seek calendar month leveraged investment results which should not be equated with seeking a leveraged goal for longer than a calendar month. For instance, if the S&P 500 Index gains 10% during a year, the Direxion Monthly S&P 500 Bull 2X Fund should not be expected to provide a return of 20% for the year even if it meets its calendar month target throughout the year. This is true because the pursuit of calendar month goals may result in calendar month leveraged compounding, which means that the return of an index over a period of time greater than one calendar month multiplied by 200%, in the case of a Bull Fund, or -200%, in the case of a Bear Fund, will not generally equal a Fund’s performance over that same period.

The following charts set out a range of hypothetical calendar month performances during a given calendar year of an index and demonstrate how changes in the index impact the Funds’ performance for each calendar month and cumulatively up to, and including, the entire calendar year. The charts are based on a hypothetical $100 investment in the Funds over a 12-month calendar period and do not reflect expenses of any kind.

Table 1 – The Market Lacks a Clear Trend For a Period Longer Than One Month

Index				Bull Fund			Bear Fund
	Value	Calendar Month Performance	Cumulative Performance	NAV	Calendar Month Performance	Cumulative Performance	NAV	Calendar Month Performance	Cumulative Performance
	100			$100.00			$100.00
January	105	5.00%	5.00%	$110.00	10.00%	10.00%	$90.00	-10.00%	-10.00%
February	110	4.76%	10.00%	$120.47	9.52%	20.47%	$81.43	-9.52%	-18.57%
March	100	-9.09%	0.00%	$98.57	-18.18%	-1.43%	$96.24	18.18%	-3.76%
April	90	-10.00%	-10.00%	$78.86	-20.00%	-21.14%	$115.48	20.00%	15.48%
May	85	-5.56%	-15.00%	$70.09	-11.12%	-29.91%	$128.33	11.12%	28.33%
June	100	17.65%	0.00%	$94.83	35.30%	-5.17%	$83.03	-35.30%	-16.97%
July	95	-5.00%	-5.00%	$85.35	-10.00%	-14.65%	$91.33	10.00%	-8.67%
August	100	5.26%	0.00%	$94.32	10.52%	-5.68%	$81.72	-10.52%	-18.28%
September	105	5.00%	5.00%	$103.76	10.00%	3.76%	$73.55	-10.00%	-26.45%
October	100	-4.76%	0.00%	$93.88	-9.52%	-6.12%	$80.55	9.52%	-19.45%
November	95	-5.00%	-5.00%	$84.49	-10.00%	-15.51%	$88.61	10.00%	-11.39%
December	105	10.53%	5.00%	$102.28	21.06%	2.28%	$69.95	-21.06%	-30.05%

The cumulative annual performance of the index in Table 1 is 5%. The hypothetical return of the Bull Fund for the calendar year is 2.28%, while the hypothetical return of the Bear Fund for the calendar year is -30.05%. The hypothetical return of the Bull Fund is 46% of the index return for the calendar year, while the hypothetical return of the Bear Fund is 601% of the index return for the calendar year. The volatility of the benchmark performance and lack of clear trend resulting full year performance for each Fund which is somewhat random and bears little relationship to the performance of the index for the year.

11

Table 2 – The Market Rises in a Clear Trend

Index				Bull Fund			Bear Fund
	Value	Calendar Month Performance	Cumulative Performance	NAV	Calendar Month Performance	Cumulative Performance	NAV	Calendar Month Performance	Cumulative Performance
	100			$100.00			$100.00
January	102	2.00%	2.00%	$104.00	4.00%	4.00%	$96.00	-4.00%	-4.00%
February	104	1.96%	4.00%	$108.08	3.92%	8.08%	$92.24	-3.92%	-7.76%
March	106	1.92%	6.00%	$112.23	3.84%	12.23%	$88.69	-3.84%	-11.31%
April	108	1.89%	8.00%	$116.47	3.78%	16.47%	$85.34	-3.78%	-14.66%
May	110	1.85%	10.00%	$120.78	3.70%	20.78%	$82.18	-3.70%	-17.82%
June	112	1.82%	12.00%	$125.17	3.64%	25.17%	$79.19	-3.64%	-20.81%
July	114	1.79%	14.00%	$129.66	3.58%	29.66%	$76.36	-3.58%	-23.64%
August	116	1.75%	16.00%	$134.19	3.50%	34.19%	$73.69	-3.50%	-26.31%
September	118	1.72%	18.00%	$138.81	3.44%	38.81%	$71.15	-3.44%	-28.85%
October	120	1.69%	20.00%	$143.50	3.38%	43.50%	$68.75	-3.38%	-31.25%
November	122	1.67%	22.00%	$148.30	3.34%	48.30%	$66.45	-3.34%	-33.55%
December	124	1.64%	24.00%	$153.16	3.28%	53.16%	$64.27	-3.28%	-35.73%

The cumulative annual performance of the index in Table 2 is 24%. The hypothetical return of the Bull Fund for the calendar year is 53.16%, while the hypothetical return of the Bear Fund for the calendar year is -35.73%. The hypothetical return of the Bull Fund is 222% of the index return for the calendar year, while the hypothetical return of the Bear Fund is 149% of the index return for the calendar year. In this case, because of the trend, the Bull Fund gain is greater than 200% of the index gain and the Bear Fund decline is less than 200% of the index gain for the year.

12

Table 3 – The Market Declines in a Clear Trend

Index				Bull Fund			Bear Fund
	Value	Calendar Month Performance	Cumulative Performance	NAV	Calendar Month Performance	Cumulative Performance	NAV	Calendar Month Performance	Cumulative Performance
	100			$100.00			$100.00
January	98	-2.00%	-2.00%	$96.00	-4.00%	-4.00%	$104.00	4.00%	4.00%
February	96	-2.04%	-4.00%	$92.08	-4.08%	-7.92%	$108.24	4.08%	8.24%
March	94	-2.08%	-6.00%	$88.25	-4.16%	-11.75%	$112.75	4.16%	12.75%
April	92	-2.13%	-8.00%	$84.49	-4.26%	-15.51%	$117.55	4.26%	17.55%
May	90	-2.17%	-10.00%	$80.83	-4.34%	-19.17%	$122.65	4.34%	22.65%
June	88	-2.22%	-12.00%	$77.24	-4.44%	-22.76%	$128.10	4.44%	28.10%
July	86	-2.27%	-14.00%	$73.73	-4.54%	-26.27%	$133.91	4.54%	33.91%
August	84	-2.33%	-16.00%	$70.29	-4.66%	-29.71%	$140.15	4.66%	40.15%
September	82	-2.38%	-18.00%	$66.95	-4.76%	-33.05%	$146.82	4.76%	46.82%
October	80	-2.44%	-20.00%	$63.68	-4.88%	-36.32%	$153.99	4.88%	53.99%
November	78	-2.50%	-22.00%	$60.50	-5.00%	-39.50%	$161.69	5.00%	61.69%
December	76	-2.56%	-24.00%	$57.40	-5.12%	-42.60%	$169.97	5.12%	69.97%

The cumulative annual performance of the index in Table 3 is -24%. The hypothetical return of the Bull Fund for the calendar year is -42.60%, while the hypothetical return of the Bear Fund for the calendar year is 69.97%. The hypothetical return of the Bull Fund is 178% of the index return for the calendar year, while the hypothetical return of the Bear Fund is 292% of the index return for the calendar year. In this case, because of the trend, the Bull Fund decline is less than 200% of the index decline and the Bear Fund gain is greater than 200% of the index decline for the year.

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Hypothetical Holding Period Timeline

The performance of the Funds for a period other than a month will depend on a variety of factors. The table below seeks to illustrate the hypothetical performance, relative to an index, of a Bull Fund which seeks 200% of the calendar month returns of an index. The table uses a two month period (January and February) and shows the hypothetical performance of investments with different holding periods within the two months. Index values and percentage returns are in the organge bars and Fund values and returns are in the green bars.

	Jan. 1	Jan. 15	Jan. 31	Feb. 1	Feb. 15	Feb. 28
Index Values	100	105	110		105	120
Fund NAV	$100.00	$110.00	$120.00		$109.09	$141.82

A holding period which begins on the reset date receives 200% exposure to benchmark moves until next reset or exit from the position.

Jan. 1 – Jan. 15
Index = 5.00%
Fund = 10.00%

The return of the Fund for the first two weeks of January is 200% of the index return

Jan. 1 – Jan. 31
Index Return = 10.00%
Fund Return = 20%

The return of the Fund for the month of January is 200% of the index return

A holding period which begins after a reset date receives exposure which is a function of benchmark moves since reset date.

Jan. 15 – Jan. 31
Index = 4.76%
Fund = 9.09%

Since the index moved in favor of the Fund for the first two weeks of January, a mid-month purchaser receives less than 200% exposure. For the 2nd half of the month, the Fund returns 191% of the index return for the same period.

Conversely, since the index moved against the Fund for the first two weeks of February, a mid-month purchaser receives more than 200% exposure. The Fund returned 210% of the index return for the 2nd half of February.

Feb. 15 – Feb. 28
Index = 14.29%
Fund = 30.00%

A holding period which continues past a monthly reset date is subject to monthly rebalancing, which impacts cumulative return.

Jan. 1 – Feb. 15
Index = 5.00%
Fund = 9.09%

The Fund return for the six weeks from is 182% of the index return for the period

Jan. 1 – Feb. 28
Index = 20.00%
Fund = 41.82%

The Fund return for the two months is 209% of the index return of the same period.

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PRINCIPAL RISKS

An investment in any of the Funds entails risks. The Funds could lose money, or their performance could trail that of other investment alternatives. Rafferty cannot guarantee that any of the Funds will achieve their objective. In addition, the Funds present some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the Funds. Unprecedented recent turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Funds. The table below provides the principal risks of investing in the Funds. Following the table, each risk is explained.

	Adverse Market Conditions Risk	Adviser’s Investment Strategy Risk	Aggressive Investment Techniques Risk	Commodities Risk	Concentration Risk	Counterparty Risk	Credit Risk	Currency Exchange Rate Risk	Debt Instrument Risk	Depositary Receipt Risk	Early Close / Trading Halt Risk	Emerging Markets Risk	Equity Securities Risk	Foreign Securities Risk	Geographic Concentration Risk	Interest Rate Risk

Direxion Monthly S&P 500® Bull 2X Fund	X	X	X			X	X				X		X			X
Direxion Monthly S&P 500® Bear 2X Fund	X	X	X			X	X				X		X			X
Direxion Monthly NASDAQ-100® Bull 2X Fund	X	X	X			X	X				X		X			X
Direxion Monthly NASDAQ-100® Bear 2X Fund	X	X	X			X	X				X		X			X
Direxion Monthly Small Cap Bull 2X Fund	X	X	X			X	X				X		X			X
Direxion Monthly Small Cap Bear 2X Fund	X	X	X			X	X				X		X			X
Direxion Monthly Dollar Bull 2X Fund	X	X	X			X	X	X			X	X	X	X		X
Direxion Monthly Dollar Bear 2X Fund	X	X	X			X	X	X			X	X	X	X		X
Direxion Monthly Emerging Markets Bull 2X Fund	X	X	X			X	X	X		X	X	X	X	X		X
Direxion Monthly Emerging Markets Bear 2X Fund	X	X	X			X	X	X			X	X	X	X		X
Direxion Monthly Developed Markets Bull 2X Fund	X	X	X			X	X	X		X	X		X	X		X
Direxion Monthly Developed Markets Bear 2X Fund	X	X	X			X	X	X			X		X	X		X
Direxion Monthly Latin America Bull 2X Fund	X	X	X			X	X	X		X	X	X	X	X	X	X
Direxion Monthly China Bull 2X Fund	X	X	X		X	X	X	X		X	X	X	X	X	X	X
Direxion Monthly Commodity Bull 2X Fund	X	X	X		X	X	X				X		X			X
Direxion Monthly 10 Year Note Bull 2X Fund	X	X	X		X	X	X		X		X					X

15

	Adverse Market Conditions Risk	Adviser’s Investment Strategy Risk	Aggressive Investment Techniques Risk	Commodities Risk	Concentration Risk	Counterparty Risk	Credit Risk	Currency Exchange Rate Risk	Debt Instrument Risk	Depositary Receipt Risk	Early Close / Trading Halt Risk	Emerging Markets Risk	Equity Securities Risk	Foreign Securities Risk	Geographic Concentration Risk	Interest Rate Risk

Direxion Monthly Latin America Bull 2X Fund	X	X	X			X	X	X		X	X	X	X	X	X	X
Direxion Monthly China Bull 2X Fund	X	X	X		X	X	X	X		X	X	X	X	X	X	X
Direxion Monthly Commodity Bull 2X Fund	X	X	X		X	X	X				X		X			X
Direxion Monthly 10 Year Note Bull 2X Fund	X	X	X		X	X	X		X		X					X
Direxion Monthly 10 Year Note Bear 2X Fund	X	X	X		X	X	X		X		X					X
Dynamic HY Bond Fund	X	X	X			X	X		X		X					X
HY Bear Fund	X	X	X			X	X		X		X					X
U.S. Government Money Market Fund	X	X					X		X		X					X

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	Intra-Calendar Month Investment Risk	Inverse Correlation Risk	Leverage Risk	Lower-Quality Debt Securities	Market Risk	Market Timing Activity and High Portfolio Turnover	Monthly Correlation Risk	Negative Implications of Monthly Goals in Volatile Markets	Non-Diversification Risk	Regulatory Risk	Risks of Investing in Other Investment Companies and ETFs	Shorting Risk	Small and Mid Capitalization Company Risk	Technology Securities Risk	Tracking Error Risk	U.S. Government Securities Risk	Valuation Time Risk

Direxion Monthly S&P 500® Bull 2X Fund	X		X		X	X	X	X	X	X	X				X
Direxion Monthly S&P 500® Bear 2X Fund	X	X	X		X	X	X	X	X	X	X	X			X
Direxion Monthly NASDAQ-100® Bull 2X Fund	X		X		X	X	X	X	X	X	X			X	X
Direxion Monthly NASDAQ-100® Bear 2X Fund	X	X	X		X	X	X	X	X	X	X	X		X	X
Direxion Monthly Small Cap Bull 2X Fund	X		X		X	X	X	X	X	X	X		X		X
Direxion Monthly Small Cap Bear 2X Fund	X	X	X		X	X	X	X	X	X	X	X	X		X
Direxion Monthly Dollar Bull 2X Fund	X		X		X	X	X	X	X	X	X				X		X
Direxion Monthly Dollar Bear 2X Fund	X	X	X		X	X	X	X	X	X	X	X			X		X
Direxion Monthly Emerging Markets Bull 2X Fund	X		X		X	X	X	X	X	X	X				X		X
Direxion Monthly Emerging Markets Bear 2X Fund	X	X	X		X	X	X	X	X	X	X	X			X		X
Direxion Monthly Developed Markets Bull 2X Fund	X		X		X	X	X	X	X	X	X				X		X
Direxion Monthly Developed Markets Bear 2X Fund	X	X	X		X	X	X	X	X	X	X	X			X		X
Direxion Monthly Latin America Bull 2X Fund	X		X		X	X	X	X	X	X	X				X		X
Direxion Monthly China Bull 2X Fund	X		X	X	X	X	X	X	X	X	X				X		X
Direxion Monthly Commodity Bull 2X Fund	X		X		X	X	X	X	X	X	X				X
Direxion Monthly 10 Year Note Bull 2X Fund	X		X		X	X	X	X	X	X	X				X	X

17

	Intra-Calendar Month Investment Risk	Inverse Correlation Risk	Leverage Risk	Lower-Quality Debt Securities	Market Risk	Market Timing Activity and High Portfolio Turnover	Monthly Correlation Risk	Negative Implications of Monthly Goals in Volatile Markets	Non-Diversification Risk	Regulatory Risk	Risks of Investing in Other Investment Companies and ETFs	Shorting Risk	Small and Mid Capitalization Company Risk	Technology Securities Risk	Tracking Error Risk	U.S. Government Securities Risk	Valuation Time Risk
Direxion Monthly 10 Year Note Bear 2X Fund	X	X	X		X	X	X	X	X	X	X	X			X	X
Dynamic HY Bond Fund	X		X	X	X	X	X	X	X	X	X
HY Bear Fund	X		X	X	X	X	X	X	X	X	X	X
U.S. Government Money Market Fund	X				X		X	X		X						X

18

Adverse Market Conditions Risk

Where the performance of a Fund is designed to correlate to the performance of an index or benchmark, a Fund’s performance will suffer during conditions which are adverse to the Fund’s investment goals. For example, if the target index has risen over a given calendar month, a Bear Fund’s performance should fall. Conversely, if the target index has fallen over a given calendar month, a Bull Fund’s performance also should fall.

Adviser’s Investment Strategy Risk

While the Adviser seeks to take advantage of investment opportunities for Funds that will maximize their investment returns, there is no guarantee that such opportunities will ultimately benefit the Funds. For Funds other than the U.S. Government Money Market Fund, 10-Year Note Bull 2X Fund, 10-Year Note Bear 2X Fund, Dynamic HY Bond Fund and HY Bear Fund the Adviser will aggressively change the Funds’ portfolios in response to market conditions that are unpredictable and may expose the Funds to greater market risk than conventional funds. There is no assurance that the Adviser’s investment strategy will enable the Funds to achieve their investment objectives.

Aggressive Investment Techniques Risk

The Funds may use certain investment techniques, including investments in derivatives and other instruments that attempt to track the price movement of underlying securities or indices, which may be considered aggressive. The derivative instruments that the Funds may invest in and how Rafferty uses derivatives to obtain leveraged investment results are described in “Investment Techniques and Policies.” Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. In addition, such instruments may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security or index which will increase the volatility of the Funds and may involve a small investment of cash relative to the magnitude of the risk assumed. The use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Commodities Risk

Investments in companies involved in commodity-related businesses may be subject to greater volatility than investments in companies involved in more traditional businesses. The value of companies in commodity-related businesses may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments.

Concentration Risk

Concentration risk results from focusing a Fund’s investments in a specific industry or sector. The performance of a Fund that focuses its investments in a particular industry or sector may be more volatile than a fund that does not concentrate its investments. A Fund that concentrates its investments in an industry or group of industries also may be more susceptible to any single economic market, political or regulatory occurrence affecting that industry or group of industries.

Counterparty Risk

Certain Funds may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments include, but are not limited to total return, index, interest rate, and credit default swap agreements, and structured notes. The Funds will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Funds will not enter into any agreement involving a counterparty unless the Adviser believes that the other party to the transaction is creditworthy. The use of swap agreements and structured notes involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. In addition, the Funds may enter into swap agreements with a limited number of counterparties, and certain of the Funds may invest in commodity-linked structured notes issued by a limited number of issuers that will act as counterparties, which may increase the Fund’s exposure to counterparty credit risk. Swap agreements also may be considered to be illiquid. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Funds and, as a result, the Funds may not be able to achieve their investment objectives.

Credit Risk

A Fund could lose money if the issuer or guarantor of a debt security goes bankrupt or is unable or unwilling to make interest payments and/or repay principal. Changes in an issuer’s financial strength or in an issuer’s or debt security’s credit rating also may affect a security’s value and thus have an impact on Fund performance.

Currency Exchange Rate Risk

Changes in foreign currency exchange rates will affect the value of what a Fund owns and the Fund’s share price. Generally, when the U.S. dollar rises in value against a

19

foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Debt Instrument Risk

Certain Funds may invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Typically, the value of outstanding debt instruments falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in a Fund to decrease.

Depositary Receipt Risk

To the extent a Fund invests in stocks of foreign corporations, a Fund’s investment in such stocks may also be in the form of depositary receipts or other securities convertible into securities of foreign issuers. American Depositary Receipts (“ADRs”) are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (“GDRs”) are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.

Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

Fund investments in depositary receipts, which include ADRs, GDRs and EDRs, are deemed to be investments in foreign securities for purposes of a Fund’s investment strategy.

Early Close/Trading Halt Risk

An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in a Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, a Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Emerging Markets Risk

Indirect investments in emerging markets instruments involve greater risks than investing in foreign instruments in general. Risks of investing in emerging market countries include political or social upheaval, nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. There may also be risks from an economy’s dependence on revenues from particular commodities or industries. In addition, currency transfer restrictions, limited potential buyers for such instruments, delays and disruption in settlement procedures and illiquidity or low volumes of transactions may make exits difficult or impossible at times.

Equity Securities Risk

Investments in publicly issued equity securities, including common stocks, in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value (“NAV”) of the Fund to fluctuate.

Foreign Securities Risk

Indirectly investing in foreign instruments may involve greater risks than investing in domestic instruments. As a result, a Fund’s returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.

20

Gain Limitation Risk

Except for the U.S. Government Money Market Fund, the Dynamic HY Bond Fund and the HY Bear Fund, Rafferty will attempt to position each Fund's portfolio to ensure that a Fund does not lose more than 90% of its net asset value in a given calendar month.  The cost of such downside protection will be limitations on a Fund's gains.  As a consequence, a Fund's portfolio may not be responsive to index movements beyond 45% in a given calendar month in a direction favorable to the Fund.  For example, if a Bull Fund's target index were to gain 50%, the Bull Fund might be limited to a calendar month gain of 90% rather than 100%, which is 200% of the index gain of 45%.

Geographic Concentration Risk

Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. As a result, Funds that focus their investments in a particular country or geographic region may be more volatile than a more geographically diversified fund.

Interest Rate Risk

Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise and may rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. The impact of an interest rate changes may be significant for other asset classes as well, whether because of the impact of interest rates on economic activity or because of changes in the relative attractiveness of asset classes due to changes in interest rates. For instance, higher interest rates may make investments in debt securities more attractive, thus reducing investments in equities.

Intra-Calendar Month Investment Risk
Except for the U.S. Government Money Market Fund, the Dynamic HY Bond Fund and the HY Bear Fund, the Funds seek calendar month leveraged investment results which should not be equated with seeking a leveraged goal for shorter than a calendar month. Thus, an investor who purchases shares on a day other than the last business day of a calendar month will likely have more, or less, than 200% leveraged investment exposure to the target index, depending upon the movement of the target index from the end of the prior calendar month until the point of purchase. If the target index moves in a direction favorable to the Fund, the investor will receive exposure to the target index less than 200%. Conversely, if the target index moves in a direction adverse to the Fund, the investor will receive exposure to the target index greater than 200%. Investors may consult the Fund’s website at any point during the month to determine how the current value of a Fund’s target index relates to the value of the target index at the end of the calendar month. In addition, Graph 1 and the accompanying text on page 9 provide a detailed discussion of such risk.

Inverse Correlation Risk

Each Bear Fund is negatively correlated to its index or benchmark and should lose money when its index or benchmark rises — a result that is the opposite from traditional mutual funds. Because each Bear Fund seeks calendar month returns inverse by a defined percentage to its index or benchmark, the difference between a Bear Fund’s calendar month return and the price performance of its index or benchmark may be negatively compounded during periods in which the markets decline.

Leverage Risk

Funds that employ leverage are exposed to the risk that adverse calendar month performance of a Fund’s target index will be leveraged. This means that, if a Fund’s target index experiences an adverse calendar month performance, your investment in the Fund will be reduced by an amount equal to 2% for every 1% of adverse performance, not including the cost of financing the portfolio and the impact of operating expenses, which would further lower your investment. A Fund could theoretically lose an amount greater than its net assets in the event of a movement of its target index in excess of 50% in a direction adverse to the Fund (meaning a decline in the value of the target index of a Bull Fund and a gain in the value of the target index for a Bear Fund). Further, purchasing shares intra-calendar month may result in greater than 200% exposure to the performance of the target index if the target index moved in a direction adverse to the Fund between the end of the last calendar month and the time the investor purchased Fund shares. Graph 1 and the accompanying text on page 9 provide a detailed discussion of such risks.

Lower-Quality Debt Securities

Certain Funds will invest a significant portion of their assets in securities rated below investment grade or “junk bonds.” Junk bonds may be sensitive to economic changes, political changes, or adverse developments specific to a company. These securities generally involve greater risk of default or price changes than other types of fixed-income securities and the Funds’ performance may vary significantly as a result.

Market Risk

A Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. A Bull Fund typically would lose value in a calendar month when its underlying index declines. A Bear Fund typically would lose value in a calendar month when its underlying index increases.

Market Timing Activity and High Portfolio Turnover

21

Rafferty expects a significant portion of the assets of each fund, other than the U.S. Government Money Market Fund, to come from professional money managers and investors who use the Funds as part of “asset allocation” and “market timing” investment strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions. Frequent trading could increase the rate of the Funds’ portfolio turnover, which involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups/mark-downs and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to a Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Funds’ performance. In addition, large movements of assets into and out of the Funds may have a negative impact on their ability to achieve their investment objectives or their desired level of operating expenses. The risks associated with market timing activity and high portfolio turnover will have a negative impact on longer-term investments. Please see the “Financial Highlights” section of this Prospectus for each Fund’s historic portfolio turnover rates.

Monthly Correlation Risk

There can be no guarantee that a Fund will achieve a high degree of correlation with its investment objective relative to its benchmark index. A failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items, accounting standards and significant purchase and redemption activity by Fund shareholders. A Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a Fund may invest in securities or financial instruments not included in the index underlying its benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding annual index reconstitutions and other index repositioning or reconstitution events may hinder the Funds’ ability to meet their calendar month leveraged investment objective in that month. Each Fund seeks to rebalance its portfolio monthly to keep leverage consistent with each Fund’s calendar month leveraged investment objective.

Negative Implications of Monthly Goals in Volatile Markets
Except for the U.S. Government Money Market Fund, the Dynamic HY Bond Fund and the HY Bear Fund, each Fund seeks to provide a return which is a multiple of the calendar month performance of its benchmark. No Fund attempts to, and no Fund should be expected to, provide returns which are a multiple of the return of the benchmark for periods longer than a single month. Except for the U.S. Government Money Market Fund, the Dynamic HY Bond Fund and the HY Bear Fund, each Fund repositions its portfolio on the last business day of a given calendar month, increasing exposure in response to that calendar month’s gains or reducing exposure in response to that calendar month’s losses. If adverse calendar month performance of a Fund’s target index reduces the amount of a shareholder’s investment, any further adverse calendar month performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable calendar month performance of a Fund’s target index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase correspondingly.

Monthly repositioning will impair a Fund’s performance if the benchmark experiences volatility. For instance, a hypothetical 2X Fund, whether Bull or Bear, would be expected to lose 1.18% (as shown in Graph 1 below) if its benchmark were flat over a hypothetical one year period during which its benchmark experienced annualized volatility of 15%. If the benchmark’s annualized volatility were to rise to 40%, the hypothetical loss for a one year period would widen to approximately 12.11% (as illustrated in Graph 2). An index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of an index. Other indexes to which the Funds are benchmarked have different historical volatility rates; the current volatility rates for certain of the Trust’s other Funds are substantially in excess of 40%. Since market volatility, like that experienced by the markets currently, has negative implications for Funds which rebalance monthly, investors should be sure to monitor and manage their investments in the Funds in volatile markets.

The following graphs assume that the Fund perfectly achieves its investment objective. To isolate the impact of leverage, these graphs assume a) no dividends paid by the companies included on the index; b) no fund expenses; and c) borrowing/lending rates (to obtain required leverage) of zero percent. If fund expenses were included, the Fund’s performance would be lower than that shown.

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Graph 3

100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
-20.00%
-40.00%
-60.00%
-80.00%
-100.00%
Index 0%
2X Bull -1.18%

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Graph 4

100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
-20.00%
-40.00%
-60.00%
-80.00%
-100.00%
Index 0%
2X Bull -12.11%

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Non-Diversification Risk

A non-diversified fund invests a high percentage of its assets in a limited number of securities. A non-diversified fund’s net asset values and total returns may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

Regulatory Risk

Each Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Funds operate, increase the particular costs of the Fund’s operations and/or change the competitive landscape. In particular, there is no guarantee that the Bear Funds will be permitted to continue to engage in short sales, which are designed to earn the Fund a profit from the decline of the price of a particular security, basket of securities or indices.

Risks of Investing in Other Investment Companies and ETFs

Investments in the securities of other investment companies and ETFs, (which may, in turn invest in equities, bonds, and other financial vehicles) may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, a Fund becomes a shareholder of that investment company or ETF. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the investment company or ETF to achieve its investment objective. If the investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares potentially may trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a Fund. Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate a Fund’s holdings at the most optimal time, adversely affecting the Fund’s performance.

Shorting Risk

A Bear Fund may engage in short sales designed to earn the Fund a profit from the decline in the price of particular securities, baskets of securities or indices. Short sales are transactions in which a Fund borrows securities from a broker and sells the borrowed securities. The Fund is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. If the market price of the underlying security goes down between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, a Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. As the holder of a short position, a Fund also is responsible for paying the dividends and interest accruing on the short position, which is an expense to the Fund that could cause the Fund to lose money on the short sale and may adversely affect its performance.

Small and Mid Capitalization Company Risk

Investing in the securities of small and mid capitalization companies involves greater risks and the possibility of greater price volatility than investing in more-established, larger capitalization companies. Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity. Smaller companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.

Technology Securities Risk
The market prices of technology-related securities tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology companies. Technology companies having high market valuations may appear less attractive to investors, which may cause sharp decreases in their market prices. Further, those technology companies seeking to finance expansion would have increased borrowing costs, which may negatively impact earnings.

25

Tracking Error Risk

Several factors may affect a Fund’s ability to achieve its calendar month target. A Fund may have difficulty achieving its calendar month target due to fees and expenses, high portfolio turnover, transaction costs and/or a temporary lack of liquidity in the markets for the securities held by a Fund. A failure to achieve a calendar month target may cause a Fund to provide returns for a longer period that are worse than expected. In addition, a Fund that meets its calendar month target over a period of time may not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of monthly market fluctuations, the use of leverage and the Bear Funds’ inverse correlation.

U.S. Government Securities Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Valuation Time Risk

The Funds value their portfolio as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 PM Eastern time). In some cases, foreign market indices close before the NYSE opens or may not be open for business on the same calendar days as the Funds. As a result, the performance of a Fund that tracks a foreign market index can vary from the performance of that index.

26

Prior to August [ ], 2009, each Fund except the U.S. Government Money Market Fund, Dynamic HY Bond Fund and HY Bear Fund sought daily leveraged investment results. In addition, the S&P 500® Funds, NASDAQ-100® Funds, Small Cap Funds, Dollar Funds and 10 Year Note Funds (each defined below) sought a daily target of 250%. Effective August [ ], 2009, each Fund except the U.S. Government Money Market Fund, Dynamic HY Bond Fund and HY Bear Fund seeks calendar month leveraged investment results, before fees and expenses, of 200%, or 200% of the inverse, of its target index.

DOMESTIC EQUITY INDEX FUNDS

Direxion Monthly S&P 500® Bull 2X Fund

Direxion Monthly S&P 500® Bear 2X Fund

Investment Objective. The Direxion Monthly S&P 500® Bull 2X Fund seeks monthly investment results, before fees and expenses, of 200% of the calendar month price performance of the S&P 500® Index. The Direxion Monthly S&P 500® Bear 2X Fund seeks monthly investment results, before fees and expenses, of 200% of the inverse (or opposite) of the calendar month price performance of the S&P 500® Index. (Collectively, the Direxion Monthly S&P 500® Bull 2X Fund and the Direxion Monthly S&P 500® Bear 2X Fund are referred to as the “S&P 500® Funds.”)

Principal Investment Strategy. Each S&P 500® Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the S&P 500® Index and/or financial instruments that, in combination, provide leveraged and unleveraged exposure to the S&P 500® Index with the Direxion Monthly S&P 500® Bull 2X Fund creating long positions and the Direxion Monthly S&P 500® Bear 2X Fund creating short positions. These financial instruments include Standard & Poor’s® Depositary Receipts (“SPDRs®”), which are publicly-traded index securities based on the S&P 500® Index, other ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the S&P 500® Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Risks. The principal risks of investing in the S&P 500® Funds are Adverse Market Conditions Risk, Adviser’s Investment Strategy Risk, Aggressive Investment Techniques Risk, Counterparty Risk, Credit Risk, Early Close/Trading Halt Risk and Equity Securities Risk, Interest Rate Risk, Intra-Calendar Month Investment Risk, Gain Limitation Risk, Leverage Risk, Market Risk, Market Timing Activity and High Portfolio Turnover, Monthly Correlation Risk, Negative Implications of Monthly Goals in Volatile Markets, Non-Diversification Risk, Regulatory Risk, Risks of Investing in Other Investment Companies and ETFs and Tracking Error Risk.

Additional risks of investing in the Direxion Monthly S&P 500® Bear 2X Fund are Inverse Correlation Risk and Shorting Risk. For more information on the risks of the S&P 500® Funds, including a description of each risk, please refer to the “Principal Risks” section above.

Target Index. The S&P 500® Index is a capitalization-weighted index composed of 500 common stocks. Standard & Poor’s® selects the 500 stocks comprising the S&P 500® Index on the basis of market values and industry diversification. Most of the stocks in the S&P 500® Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and generally are listed on the NYSE. “Standard & Poor’s®”, “S&P®”, “S&P 500®” and “Standard & Poor’s 500®” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The S&P 500® Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s® and Standard & Poor’s® makes no representation regarding the advisability of investing in the S&P 500® Funds.

Performance. The bar chart and performance table below provide some indication of the risks of investing in the S&P 500® Funds by showing how the performance of each S&P 500® Funds has varied from year to year and by comparing each S&P 500® Fund’s average annual returns with those of a broad measure of market performance. The information below also illustrates the risks of investing in each S&P 500® Fund by showing its highest and lowest quarterly returns. The S&P 500® Funds’ past performance (before and after taxes) is not necessarily an indication of how they will perform in the future.

 Total Return for the Calendar Years Ended December 31*

27

Direxion Monthly S&P 500® Bull 2X Fund

Direxion Monthly S&P 500® Bear 2X Fund

*	Year-to-date total returns as of September 30, 2008 for the Direxion Monthly S&P 500® Bull 2X Fund and the Direxion Monthly S&P 500® Bear 2X Fund were (25.53)% and 10.92%, respectively.

Quarterly Returns

	Highest	Lowest
Direxion Monthly S&P 500® Bull 2X Fund	13.23% (2nd quarter 2007)	(12.16)% (4th quarter 2007)
Direxion Monthly S&P 500® Bear 2X Fund	8.32% (4th quarter 2007)	(11.67)% (2nd quarter 2007)

Average Annual Total Returns as of December 31, 2008

	1 Year	Since Inception(1)
Direxion Monthly S&P 500® Bull 2X Fund
Return Before Taxes	[ ]	[ ]
Return After Taxes on Distributions(2)	[ ]	[ ]
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	[ ]	[ ]
S&P 500® Index (4)	[ ]	[ ]
Direxion Monthly S&P 500® Bear 2X Fund
Return Before Taxes	[ ]	[ ]
Return After Taxes on Distributions(2)	[ ]	[ ]
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	[ ]	[ ]
S&P 500® Index (4)	[ ]	[ ]

(1)	The inception date of the Direxion Monthly S&P 500® Bull 2X Fund and the Direxion Monthly S&P 500® Bear 2X Fund was May 1, 2006.
(2)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(3)

The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of fund shares, a tax deduction is provided that benefits the investor.

(4)	The performance of the index does not reflect deductions for fees, expenses or taxes.

Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares of the S&P 500® Funds. The expense information below has been restated to reflect current fees based on contractual changes that became effective on July 1, 2009.

Shareholder Fees(1) (fees paid directly from your investment):

Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(2) (as a percentage of daily assets):

Direxion Monthly S&P 500® Bull 2X Fund

Management Fees		0.75%
Distribution and/or Service (12b-1) Fees(3)		0.25%
Other Expenses(2)		0.90%
Shareholder Service Fee	0.25%
Acquired Fund Fees and Expenses(4)		0.03%
Total Annual Operating Expenses		1.93%

Direxion Monthly S&P 500® Bear 2X Fund

Management Fees		0.75%
Distribution and/or Service (12b-1) Fees(3)		0.25%
Other Expenses(2)		0.90%
Shareholder Service Fee	0.25%
Acquired Fund Fees and Expenses(4)		0.03%
Total Annual Operating Expenses		1.93%

(1)

Although no sales loads or transaction fees are charged, you will be assessed a $15 fee for outgoing wire transfers, and $25 for returned checks and stop payment orders by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. Please note that this fee is subject to change.

(2)

Effective July 1, 2009, the fee table above is restated to reflect a new contractual arrangement. Under this arrangement, the Adviser is obligated to pay all expenses of the Funds other than the following: management fees, distribution and/or service fees, acquired fund fees, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Funds. This agreement may be terminated at any time by the Board of Trustees.

(3)

The Board of Trustees has adopted an Investor Class Rule 12b-1 Plan pursuant to which the Investor Class shares of the Fund may pay an annual Rule 12b-1 fee of up to 1.00% of average daily net assets. The Board has currently authorized the Investor Class shares to pay annual Rule 12b-1 fees of 0.25%.

(4)

The Funds are required to disclose Acquired Fund Fees and Expenses in the fee table above. Acquired Fund Fees and Expenses are indirect fees that a Fund incurs from investing in the shares of other mutual funds (“Acquired Fund(s)”). The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund. Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value. Because the Net Annual Fund Operating Expenses in the table above includes Acquired Fund Fees and Expenses, they do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus. Acquired Fund Fees and Expenses are estimated based on the fiscal period ended April 30, 2008.

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Expense Example

The table below is intended to help you compare the cost of investing in the S&P 500® Funds with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the S&P 500® Funds for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the S&P 500® Funds’ operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Direxion Monthly S&P 500® Bull 2X Fund

	1 Year	3 Years	5 Years	10 Years
Investor Class	$196	$606	$1,042	$2,254

Direxion Monthly S&P 500® Bear 2X Fund

	1 Year	3 Years	5 Years	10 Years
Investor Class	$196	$606	$1,042	$2,254

Direxion Monthly NASDAQ-100® Bull 2X Fund

Direxion Monthly NASDAQ-100® Bear 2X Fund

Investment Objective. The Direxion Monthly NASDAQ-100® Bull 2X Fund seeks monthly investment results, before fees and expenses, of 200% of the calendar month price performance of the NASDAQ-100® Index. The Direxion Monthly NASDAQ-100® Bear 2X Fund seeks monthly investment results, before fees and expenses, of 200% of the inverse (or opposite) of the calendar month price performance of the NASDAQ-100® Index. (Collectively, the Direxion Monthly NASDAQ-100® Bull 2X Fund and the Direxion Monthly NASDAQ-100® Bear 2X Fund are referred to as the “NASDAQ-100® Funds.”)

Principal Investment Strategy. Each NASDAQ-100® Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the NASDAQ-100® Index and/or financial instruments that, in combination, provide leveraged exposure to the NASDAQ-100® Index with the Direxion Monthly NASDAQ-100® Bull 2X Fund creating long positions and the Direxion Monthly NASDAQ-100® Bear 2X Fund creating short positions. The financial instruments in which the NASDAQ-100® Funds may invest include ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the NASDAQ-100® Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Risks. The principal risks of investing in NASDAQ-100® Funds are Adverse Market Conditions Risk, Adviser’s Investment Strategy Risk, Aggressive Investment Techniques Risk, Counterparty Risk, Credit Risk, Early Close/Trading Halt Risk, Equity Securities Risk, Interest Rate Risk, Gain Limitation Risk, Intra-Calendar Month Investment Risk, Leverage Risk, Market Risk, Market Timing Activity and High Portfolio Turnover, Monthly Correlation Risk, Negative Implications of Monthly Goals in Volatile Markets, Non-Diversification Risk, Regulatory Risk, Risks of Investing in Other Investment Companies and ETFs, Technology Securities Risk and Tracking Error Risk.

Additional risks of investing in the Direxion Monthly NASDAQ-100® Bear 2X Fund are Inverse Correlation Risk and Shorting Risks. For more information on the risks of the NASDAQ-100® Funds, including a description of each risk, please refer to the “Principal Risks” section above.

Target Index. The NASDAQ-100® Index is a capitalization-weighted index composed of 100 of the largest non-financial domestic and international companies listed on the Global Market tier of the NASDAQ Global Market®. All companies listed on the index have an average daily trading volume of at least 200,000 shares. The NASDAQ-100® Index was created in 1985 and is a trademark of the NASDAQ Global Market®. The NASDAQ-100® Funds are not sponsored, endorsed, sold, or promoted by the NASDAQ Global Market® and the NASDAQ Global Market® makes no representations regarding the advisability of investing in the NASDAQ-100® Funds.

Performance. The bar chart and performance table below provide some indication of the risks of investing in the Nasdaq-100® Funds by showing how the performance of the Nasdaq-100® Funds has varied from year to year and by comparing each Nasdaq-100® Funds’ average annual returns with those of a broad measure of market performance. The information below also illustrates the risks of investing in each Nasdaq-100® Fund by showing its highest and lowest quarterly returns. Each Nasdaq-100® Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

Total Return for the Calendar Years Ended December 31*

29

Direxion Monthly Nasdaq-100® Bull 2X Fund

Direxion Monthly Nasdaq-100® Bear 2X Fund

*	Year-to-date total return as of September 30, 2008 for the Direxion Monthly Nasdaq-100® Bull 2X Fund and the Direxion Monthly N asdaq-100® Bear 2.X Fund was (36.55)% and 25.46%, respectively.

Quarterly Returns

	Highest	Lowest

Direxion Monthly Nasdaq-100® Bull 2X Fund	20.72% (2nd quarter 2007)	(6.10)% (4th quarter 2007)
Direxion Monthly Nasdaq-100® Bear 2X Fund	(1.37)% (1st quarter 2007)	(18.18)% (2nd quarter 2007)

Average Annual Total Returns as of December 31, 2008

	1 Year	Since Inception(1)
Direxion Monthly Nasdaq-100® Bull 2X Fund
Return Before Taxes	[ ]	[ ]
Return After Taxes on Distributions(2)	[ ]	[ ]
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	[ ]	[ ]
NASDAQ-100® Index(3)	[ ]	[ ]

Direxion Monthly Nasdaq-100® Bear 2X Fund
Return Before Taxes	[ ]	[ ]
Return After Taxes on Distributions(2)	[ ]	[ ]
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	[ ]	[ ]
NASDAQ-100® Index(3)	[ ]	[ ]

(1)	The inception date of the Direxion Monthly NASDAQ-100® Bull 2X Fund and the Direxion Monthly NASDAQ-100® Bear 2X Fund was May 1, 2006.
(2)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(3)

The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of fund shares, a tax deduction is provided that benefits the investor.

(4)	The performance of the index does not reflect deductions for fees, expenses or taxes.

Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares of the Nasdaq-100® Funds. The expense information below has been restated to reflect current fees based on contractual changes that became effective on July 1, 2009.

Shareholder Fees(1) (fees paid directly from your investment):

Maximum Sales Charge Imposed on Purchases	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(2) (as a percentage of daily assets):

Direxion Monthly NASDAQ-100® Bull 2X Fund

Management Fees		0.75%
Distribution and/or Service (12b-1) Fees(3)		0.25%
Other Expenses(2)		0.90%
Shareholder Service Fee	0.25%
Acquired Fund Fees and Expenses(4)		0.03%
Total Annual Operating Expenses		1.93%

Direxion Monthly NASDAQ-100® Bear 2X Fund

Management Fees		0.75%
Distribution and/or Service (12b-1) Fees(3)		0.25%
Other Expenses(2)		0.90%
Shareholder Service Fee	0.25%
Acquired Fund Fees and Expenses(4)		0.02%
Total Annual Operating Expenses		1.92%

(1)

Although no sales loads or transaction fees are charged, you will be assessed a $15 fee for outgoing wire transfers, and $25 for returned checks and stop payment orders by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. Please note that this fee is subject to change.

(2)

Effective July 1, 2009, the fee table above is restated to reflect a new contractual arrangement. Under this arrangement, the Adviser is obligated to pay all expenses of the Funds other than the following: management fees, distribution and/or service fees, acquired fund fees, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Funds. This agreement may be terminated at any time by the Board of Trustees.

(3)

The Board of Trustees has adopted an Investor Class Rule 12b-1 Plan pursuant to which the Investor Class shares of the Fund may pay an annual Rule 12b-1 fee of up to 1.00% of average daily net assets. The Board has currently authorized the Investor Class shares to pay annual Rule 12b-1 fees of 0.25%.

(4)

The Funds are required to disclose Acquired Fund Fees and Expenses in the fee table above. Acquired Fund Fees and Expenses are indirect fees that a Fund incurs from investing in the shares of other mutual funds (“Acquired Fund(s)”). The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund. Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value. Because the Net Annual Fund Operating Expenses in the table above includes Acquired

30

Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value. Because the Net Annual Fund Operating Expenses in the table above includes Acquired Fund Fees and Expenses, they do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus. Acquired Fund Fees and Expenses are estimated based on the fiscal period ended April 30, 2008.

Expense Example

The table below is intended to help you compare the cost of investing in the Nasdaq-100® Funds with the cost of investing in other mutual funds. The table shows what you would have paid if you invested $10,000 in the Nasdaq-100® Funds over the periods shown and then redeemed all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year and that the Nasdaq-100® Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Direxion Monthly NASDAQ-100® Bull 2X Fund

	1 Year	3 Years	5 Years	10 Years
Investor Class	$196	$606	$1,042	$2,254

Direxion Monthly NASDAQ-100® Bear 2X Fund

	1 Year	3 Years	5 Years	10 Years
Investor Class	$195	$603	$1,037	$2,243

Direxion Monthly Small Cap Bull 2X Fund

Direxion Monthly Small Cap Bear 2X Fund

Investment Objective. The Direxion Monthly Small Cap Bull 2X Fund seeks monthly investment results, before fees and expenses, of 200% of the calendar month price performance of the Russell 2000® Index. The Direxion Monthly Small Cap Bear 2X Fund seeks monthly investment results, before fees and expenses, of 200% of the inverse (or opposite) of the calendar month price performance of the Russell 2000® Index. (Collectively, the Direxion Monthly Small Cap Bull 2X Fund and the Direxion Monthly Small Cap Bear 2X Fund are referred to as the “Small Cap Funds.”)

Principal Investment Strategy. Each S&P 500® Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the S&P 500® Index and/or financial instruments that, in combination, provide leveraged and unleveraged exposure to the S&P 500® Index with the Direxion Monthly S&P 500® Bull 2X Fund creating long positions and the Direxion Monthly S&P 500® Bear 2X Fund creating short positions. These financial instruments include Standard & Poor’s® Depositary Receipts (“SPDRs®”), which are publicly-traded index securities based on the S&P 500® Index, other ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the S&P 500® Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Risks. The principal risks of investing in Small Cap Funds are Adverse Market Conditions Risk, Adviser’s Investment Strategy Risk, Aggressive Investment Techniques Risk, Counterparty Risk, Credit Risk, Early Close/Trading Halt Risk, Equity Securities Risk, Gain Limitation Risk, Interest Rate Risk, Intra-Calendar Month Investment Risk, Leverage Risk, Market Risk, Market Timing Activity and High Portfolio Turnover, Monthly Correlation Risk, Negative Implications of Monthly Goals in Volatile Markets, Non-Diversification Risks, Regulatory Risk, Small and Mid Capitalization Company Risk, Special Risks of Investing in Other Investment Companies and ETFs and Tracking Error Risk.

Additional risks of investing in the Direxion Monthly Small Cap Bear 2X Fund are Shorting Risk and Inverse Correlation Risk. For more information on the risks of the Small Cap Funds, including a description of each risk, please refer to the “Principal Risks” section above.

Target Index. The Russell 2000® Index is comprised of the smallest 2000 companies in the Russell 3000® Index. As of [ ], the market capitalization of the companies included in the Russell 2000® Index was between $[ ] million and $[ ]. The median capitalization was [ ]. As of [ ], the average market capitalization of the companies included in the Russell 3000® Index was approximately [ ]. That compares to an average market capitalization of [ ] billion for the Russell 2000® Index at the same time. The smallest 2000 companies represent approximately 10% of the total market capitalization of the Russell 3000® Index. The Frank Russell Company is not a sponsor of, or in any way affiliated with, the Small Cap Funds.

Performance. The bar chart and performance table below provide some indication of the risks of investing in the Small Cap Funds by showing how the performance of each Small Cap Fund has varied from year to year and by comparing each Small Cap Fund’s average annual returns with those of a broad measure of market performance. The information below also illustrates the risks of investing in each Small Cap Fund by showing its highest and lowest quarterly returns. The Small Cap Funds’ past performance (before and after taxes) is not necessarily an indication of how they will perform in the future.

The performance shown reflects previous daily targets. The Direxion Monthly Small Cap Bull 2X Fund sought a daily target of 125% until April 30, 2006 and 250% until August [ ], 2009, and the Direxion Monthly Small Cap Bear 2X Fund sought a daily target of 100% until March 7, 2005, 200% until April 30, 2006, and 250% until August [ ], 2009. The calendar year performance of the Small Cap

31

Funds would have varied from that shown had the daily targets been 200%.

Total Return for the Calendar Years Ended December 31*

Direxion Monthly Small Cap Bull 2X Fund

Direxion Monthly Small Cap Bear 2X Fund

*	Year-to-date total returns as of September 30, 2008 for the Direxion Monthly Small Cap Bull 2X Fund and the Direxion Monthly Small Cap Bear 2X Fund were (9.56)% and (11.32)%, respectively.

Quarterly Returns

	Highest	Lowest
Direxion Monthly Small Cap Bull 2X Fund	28.77% (2nd quarter 2003)	(27.47)% (3rd quarter 2002)
Direxion Monthly Small Cap Bear 2X Fund	24.25% (3rd quarter 2001)	(22.53)% (1st quarter 2006)

Average Annual Total Returns as of December 31, 2008

	1 Year	5 Years	Since Inception(1)
Direxion Monthly Small Cap Bull 2X Fund
Return Before Taxes	[ ]	[ ]	[ ]
Return After Taxes on Distributions(2)	[ ]	[ ]	[ ]
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	[ ]	[ ]	[ ]
Russell 2000® Index(4)	[ ]	[ ]	[ ]
Direxion Monthly Small Cap Bear 2X Fund
Return Before Taxes	[ ]	[ ]	[ ]
Return After Taxes on Distributions(2)	[ ]	[ ]	[ ]
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	[ ]	[ ]	[ ]
Russell 2000® Index(4)	[ ]	[ ]	[ ]

(1)	The inception date of the Direxion Monthly Small Cap Bull 2X Fund was February 22, 1999 and the Direxion Monthly Small Cap Bear 2X Fund was December 21, 1999.
(2)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(3)

The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of fund shares, a tax deduction is provided that benefits the investor.

(4)	The performance of the index does not reflect deductions for fees, expenses or taxes.

Fees and Expenses. The table below describes the fees and expenses you may pay if you buy and hold shares of the Small Cap Funds. The expense information below has been restated to reflect current fees based on contractual changes that became effective on July 1, 2009.

Shareholder Fees(1) (fees paid directly from your investment):

Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(2) (as a percentage of daily assets):

Direxion Monthly Small Cap Bull 2X Fund

Management Fees		0.75%
Distribution and/or Service (12b-1) Fees(3)		0.25%
Other Expenses(2)		0.90%
Shareholder Service Fee	0.25%
Acquired Fund Fees and Expenses(4)		0.04%
Total Annual Operating Expenses		1.94%

Direxion Monthly Small Cap Bear 2X Fund

Management Fees		0.75%
Distribution and/or Service (12b-1) Fees(3)		0.25%
Other Expenses(2)		0.90%
Shareholder Service Fee	0.25%
Acquired Fund Fees and Expenses(4)		0.02%
Total Annual Operating Expenses		1.92%

(1)

Although no sales loads or transaction fees are charged, you will be assessed a $15 fee for outgoing wire transfers, and $25 for returned checks and stop payment orders by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. Please note that this fee is subject to change..

(2)

Effective July 1, 2009, the fee table above is restated to reflect a new contractual arrangement. Under this arrangement, the Adviser is obligated to pay all expenses of the Funds other than the following: management fees, distribution and/or service fees, acquired fund fees, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection

32

connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Funds. This agreement may be terminated at any time by the Board of Trustees.

(3)

The Board of Trustees has adopted an Investor Class Rule 12b-1 Plan pursuant to which the Investor Class shares of the Fund may pay an annual Rule 12b-1 fee of up to 1.00% of average daily net assets. The Board has currently authorized the Investor Class shares to pay annual Rule 12b-1 fees of 0.25%.

(4)

The Funds are required to disclose Acquired Fund Fees and Expenses in the fee table above. Acquired Fund Fees and Expenses are indirect fees that a Fund incurs from investing in the shares of other mutual funds (“Acquired Fund(s)”). The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund. Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value. Because the Net Annual Fund Operating Expenses in the table above includes Acquired Fund Fees and Expenses, they do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus. Acquired Fund Fees and Expenses are estimated based on the fiscal period ended August 31, 2008.

Expense Example

The table below is intended to help you compare the cost of investing in the Small Cap Funds with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the Small Cap Funds for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the Small Cap Funds’ operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Direxion Monthly Small Cap Bull 2X Fund

	1 Year	3 Years	5 Years	10 Years
Investor Class	$197	$609	$1,047	$2,264

Direxion Monthly Small Cap Bear 2X Fund

	1 Year	3 Years	5 Years	10 Years
Investor Class	$195	$603	$1,037	$2,243

CURRENCY FUNDS

Direxion Monthly Dollar Bull 2X Fund

Direxion Monthly Dollar Bear 2X Fund

Investment Objective. The Direxion Monthly Dollar Bull 2X Fund seeks monthly investment results, before fees and expenses, of 200% of the calendar month price performance of the U.S. Dollar® Index (the “USDX”). The Direxion Monthly Dollar Bear 2X Fund seeks monthly investment results, before fees and expenses, of 200% of the inverse (or opposite) of the calendar month price performance of the USDX. (Collectively, the Direxion Monthly Dollar Bull 2X Fund and the Direxion Monthly Dollar Bear 2X Fund are referred to as the “Dollar Funds.”)

Principal Investment Strategy. Each Dollar Fund, under normal circumstances, invests at least 80% of its net assets in financial instruments that, in combination, provide leveraged exposure to the USDX with the Direxion Monthly Dollar Bull 2X Fund creating net long positions and the Direxion Monthly Dollar Bear 2X Fund creating net short positions. These financial instruments include foreign currency debt instruments, forward contracts on foreign currencies, currency futures contracts, options on currency futures contracts, swap agreements, options on currencies and foreign currencies directly to produce economically leveraged investment results. On a day-to-day basis, the Dollar Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Risks. The principal risks of investing in the Dollar Funds are Adverse Market Conditions Risk, Adviser’s Investment Strategy Risk, Aggressive Investment Techniques Risk, Counterparty Risk, Credit Risk, Currency Exchange Rate Risk, Early Close/Trading Halt Risk, Emerging Markets Risk, Equity Securities Risk, Foreign Securities Risk, Gain Limitation Risk, Interest Rate Risk, Intra-Calendar Month Investment Risk, Leverage Risk, Market Risk, Market Timing Activity and High Portfolio Turnover, Monthly Correlation Risk, Negative Implications of Monthly Goals in Volatile Markets, Non-Diversification Risk, Regulatory Risk, Risks of Investing in Other Investment Companies and ETFs, Tracking Error Risk and Valuation Time Risk.

Additional risks of investing in the Direxion Monthly Dollar Bear 2X Fund are Inverse Correlation Risk and Shorting Risk. For more information on the risks of the Dollar Funds, including a description of each risk, please refer to the “Principal Risks” section above.

Target Index. The U.S. Dollar® Index indicates the general international value of the U.S. dollar. The USDX does this by averaging the exchange rates between the U.S. dollar and six major world currencies. As of [ ], the index consisted of the following [ ] currencies: [ ].

Performance. The bar chart and performance table below provide some indication of the risks of investing in the Direxion Monthly Dollar Bear 2X Fund by showing how its performance has varied from year to year and by comparing the Direxion Monthly Dollar Bear 2X Fund’s average annual returns with those of a broad measure of market performance. The information below also illustrates the risks of investing in the Direxion Monthly Dollar Bear 2X Fund by showing its highest and lowest quarterly returns. The Direxion Monthly Dollar Bear 2X Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. No performance is provided for the Direxion Monthly Dollar Bull 2X Fund because it does not have

33

annual returns for at least one calendar year prior to the date of this Prospectus.

Total Return for the Calendar Years Ended December 31*

Direxion Monthly Dollar Bear 2X Fund

* Year-to-date total return as of September 30, 2008 for the Direxion Monthly Dollar Bear 2X Fund was (19.20)%.

Quarterly Returns

	Highest	Lowest
Direxion Monthly Dollar Bear 2X Fund	13.47% (3rd quarter 2007)	2% (2nd quarter 2007)	.11

Average Annual Total Returns as of December 31, 2008

	1 Year	Since Inception(1)
Direxion Monthly Dollar Bear 2X Fund
Return Before Taxes	[ ]	[ ]
Return After Taxes on Distributions(1)	[ ]	[ ]
Return After Taxes on Distributions and Sale of Fund Shares(1)(2)	[ ]	[ ]
U.S. Dollar® Index(3)	[ ]	[ ]

____________

(1)	The inception date of the Direxion Monthly Dollar Bear 2X Fund was June 12, 2006.
(2)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(3)

The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of fund shares, a tax deduction is provided that benefits the investor.

(4)	The performance of the index does not reflect deductions for fees, expenses or taxes.

Fees and Expenses. The table below describes the fees and expenses you may pay if you buy and hold shares of the Dollar Funds. The expense information below has been restated to reflect current fees based on contractual changes that became effective on July 1, 2009.

Shareholder Fees(1) (fees paid directly from your investment):

Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(2) (as a percentage of daily assets):

Direxion Monthly Dollar Bull 2X Fund

	Investor
Management Fees		0.75%
Distribution and/or Service (12b-1) Fees(3)		0.25%
Other Expenses(2)		0.90%
Shareholder Service Fee	0.25%
Acquired Fund Fees and Expenses(4)		0.00%
Total Annual Operating Expenses		1.90%

Direxion Monthly Dollar Bear 2X Fund

Management Fees		0.75%
Distribution and/or Service (12b-1) Fees(3)		0.25%
Other Expenses(2)(5)		0.90%
Shareholder Service Fee	0.25%
Acquired Fund Fees and Expenses(4)		0.03%
Total Annual Operating Expenses		1.93%

(1)

Although no sales loads or transaction fees are charged, you will be assessed a $15 fee for outgoing wire transfers, and $25 for returned checks and stop payment orders by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. Please note that this fee is subject to change.

(2)

Effective July 1, 2009, the fee table above is restated to reflect a new contractual arrangement. Under this arrangement, the Adviser is obligated to pay all expenses of the Funds other than the following: management fees, distribution and/or service fees, acquired fund fees, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Funds. This agreement may be terminated at any time by the Board of Trustees.

(3)

The Board of Trustees has adopted an Investor Class Rule 12b-1 Plan pursuant to which the Investor Class shares of the Fund may pay an annual Rule 12b-1 fee of up to 1.00% of average daily net assets. The Board has currently authorized the Investor Class shares to pay annual Rule 12b-1 fees of 0.25%.

(4)

The Funds are required to disclose the Acquired Fund Fees and Expenses in the fee table above. Estimated Acquired Fund Fees and Expenses of less than 0.01% of the Direxion Monthly Dollar Bull 2X Fund’s average daily net assets for the fiscal period ending April 30, 2009. Because the Net Annual Fund Operating Expenses in the table above for the Direxion Monthly Dollar Bear 2X Fund includes Acquired Fund Fees and Expenses, they do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus.

Expense Example

The table below is intended to help you compare the cost of investing in the Dollar Funds with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the Dollar Funds for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the Dollar Funds’ operating expenses remain the same through each year. Although your actual costs

34

may be higher or lower, based on these assumptions your costs would be:

Direxion Monthly Dollar Bull 2X Fund

	1 Year	3 Years
Investor Class	$193	$597

Direxion Monthly Dollar Bear 2X Fund

	1 Year	3 Years	5 Years	10 Years
Investor Class	$196	$606	$1,042	$2,254

INTERNATIONAL FUNDS

Direxion Monthly Emerging Markets Bull 2X Fund

Direxion Monthly Emerging Markets Bear 2X Fund

Investment Objective. The Direxion Monthly Emerging Markets Bull 2X Fund seeks monthly investment results, before fees and expenses, of 200% of the calendar month price performance of the MSCI Emerging Markets IndexSM (the “EM Index”). The Direxion Monthly Emerging Markets Bear 2X Fund seeks monthly investment results, before fees and expenses, of 200% of the inverse (or opposite) of the calendar month price performance of the EM Index. (Collectively, the Direxion Monthly Emerging Markets Bull 2X Fund and the Direxion Monthly Emerging Markets Bear 2X Fund are referred to as the “Emerging Funds.”)

The term “emerging market” refers to an economy that is in the initial stages of industrialization and has been historically marked by low per capita income and lack of capital market transparency, but appears to be implementing political and/or market reforms resulting in greater capital market transparency, increased access for foreign investors and generally improved economic conditions. Emerging markets have the potential for significantly higher or lower rates of return and carry greater risks than more developed economies.

Principal Investment Strategy. Each Emerging Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the EM Index and/or financial instruments that, in combination, provide leveraged exposure to the EM Index with the Direxion Monthly Emerging Markets Bull 2X Fund creating long positions and the Direxion Monthly Emerging Markets Bear 2X Fund creating short positions. The financial instruments in which the Emerging Funds may invest include ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the Emerging Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Risks. The principal risks of investing in the Emerging Funds are Adverse Market Conditions Risk, Adviser’s Investment Strategy Risk, Aggressive Investment Techniques Risk, Counterparty Risk, Credit Risk, Currency Exchange Rate Risk, Depository Receipt Risk (Direxion Monthly Emerging Markets Bull 2X Fund only), Early Close/Trading Halt Risk, Emerging Markets Risk, Equity Securities Risk, Foreign Securities Risk, Gain Limitation Risk, Interest Rate Risk, Intra-Calendar Month Investment Risk, Leverage Risk, Market Risk, Market Timing Activity and High Portfolio Turnover, Monthly Correlation Risk, Negative Implications of Monthly Goals in Volatile Markets, Non-Diversification Risk, Regulatory Risk, Risks of Investing in Other Investment Companies and ETFs, Tracking Error Risk and Valuation Time Risk.

Additional risks of investing in the Direxion Monthly Emerging Markets Bear 2X Fund are Inverse Correlation Risk and Shorting Risk. For more information on the risks of the Emerging Funds, including a description of each risk, please refer to the “Principal Risks” section above.

Target Index. The EM Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of [ ], the EM Index consisted of the following [ ] emerging market country indices: [ ]. MSCI® is not a sponsor of, or in any way affiliated with, the Emerging Funds.

Performance. The bar chart and performance table below provide some indication of the risks of investing in the Emerging Funds by showing how the performance of each Emerging Funds has varied from year to year and by comparing each Emerging Fund’s average annual returns with those of a broad measure of market performance. The information below also illustrates the risks of investing in each Emerging Fund by showing its highest and lowest quarterly returns. The Emerging Funds’ past performance (before and after taxes) is not necessarily an indication of how they will perform in the future.

35

  Total Return for the Calendar Years Ended December 31*

Direxion Monthly Emerging Markets Bull 2X Fund

Direxion Monthly Emerging Markets Bear 2X Fund

*

Year-to-date total returns as of September 30, 2008 for the Direxion Monthly Emerging Markets Bull 2X Fund and the Direxion Monthly Emerging Markets Bear 2X Fund were (48.04)% and 24.95%, respectively.

Quarterly Returns

	Highest	Lowest
Direxion Monthly Emerging Markets Bull 2X Fund	39.57% (4th quarter 2006)	(15.81)% (2nd quarter 2006)
Direxion Monthly Emerging Markets Bear 2X Fund	0.75% (2nd quarter 2006)	(29.26)% (4th quarter 2006)

Average Annual Total Returns as of December 31, 2008

	1 Year	Since Inception(1)
Direxion Monthly Emerging Markets Bull 2X Fund
Return Before Taxes	[ ]	[ ]
Return After Taxes on Distributions(2)	[ ]	[ ]
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	[ ]	[ ]
MSCI Emerging Markets Index(4)	[ ]	[ ]
Direxion Monthly Emerging Markets Bear 2X Fund
Return Before Taxes	[ ]	[ ]
Return After Taxes on Distributions(2)	[ ]	[ ]
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	[ ]	[ ]
MSCI Emerging Markets Index(4)	[ ]	[ ]

(1)	The inception date of the Direxion Monthly Emerging Markets Bull 2X Fund was November 1, 2005 and the Direxion Monthly Emerging Markets Bear 2X Fund was November 4, 2005.
(2)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(3)

The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of fund shares, a tax deduction is provided that benefits the investor.

(4)	The performance of the index does not reflect deductions for fees, expenses or taxes.

Fees and Expenses. The table below describes the fees and expenses you may pay if you buy and hold shares of the Emerging Funds. The expense information below has been restated to reflect current fees based on contractual changes that became effective on July 1, 2009.

Shareholder Fees(1) (fees paid directly from your investment):

Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(2) (as a percentage of daily assets):

Direxion Monthly Emerging Markets Bull 2X Fund

Management Fees		0.75%
Distribution and/or Service (12b-1) Fees(3)		0.25%
Other Expenses(2)		0.90%
Shareholder Service Fee	0.25%
Acquired Fund Fees and Expenses(4)		0.20%
Total Annual Operating Expenses		2.10%

Direxion Monthly Emerging Markets Bear 2X Fund

Management Fees		0.75%
Distribution and/or Service (12b-1) Fees(3)		0.25%
Other Expenses(2)		0.90%
Shareholder Service Fee	0.25%
Acquired Fund Fees and Expenses(4)		0.03%
Total Annual Operating Expenses		1.93%

(1)

Although no sales loads or transaction fees are charged, you will be assessed a $15 fee for outgoing wire transfers, and $25 for returned checks and stop payment orders by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. Please note that this fee is subject to change.

(2)

Effective July 1, 2009, the fee table above is restated to reflect a new contractual arrangement. Under this arrangement, the Adviser is obligated to pay all expenses of the Funds other than the following: management fees, distribution and/or service fees, acquired fund fees, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Funds. This agreement may be terminated at any time by the Board of Trustees.

36

(3)

The Board of Trustees has adopted an Investor Class Rule 12b-1 Plan pursuant to which the Investor Class shares of the Fund may pay an annual Rule 12b-1 fee of up to 1.00% of average daily net assets. The Board has currently authorized the Investor Class shares to pay annual Rule 12b-1 fees of 0.25%.

(4)

The Funds are required to disclose Acquired Fund Fees and Expenses in the fee table above. Acquired Fund Fees and Expenses are indirect fees that a Fund incurs from investing in the shares of other mutual funds (“Acquired Fund(s)”). The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund. Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value. Because the Net Annual Fund Operating Expenses in the table above includes Acquired Fund Fees and Expenses, they do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus. Acquired Fund Fees and Expenses are estimated based on the fiscal period ended August 31, 2008.

Expense Example

The table below is intended to help you compare the cost of investing in the Emerging Funds with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the Emerging Funds for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the Emerging Funds’ operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Direxion Monthly Emerging Markets Bull 2X Fund

	1 Year	3 Years	5 Years	10 Years
Investor Class	$213	$658	$1,129	$2,431

Direxion Monthly Emerging Markets Bear 2X Fund

	1 Year	3 Years	5 Years	10 Years
Investor Class	$196	$606	$1,042	$2,254

Direxion Monthly Developed Markets Bull 2X Fund

Direxion Monthly Developed Markets Bear 2X Fund

Investment Objective. The Direxion Monthly Developed Markets Bull 2X Fund seeks monthly investment results, before fees and expenses, of 200% of the calendar month price performance of the MSCI EAFE® Index (the “EAFE Index”). The Direxion Monthly Developed Markets Bear 2X Fund seeks monthly investment results, before fees and expenses, of 200% of the inverse (or opposite) of the calendar month price performance of the EAFE Index. (Collectively, the Direxion Monthly Developed Markets Bull 2X Fund and the Direxion Monthly Developed Markets Bear 2X Fund are referred to as the “Developed Funds.”)

The term “developed market” refers to an economy that maintains a high per-capita income and experiences market transparency and liquidity as a result of well-established and closely regulated financial markets.

Principal Investment Strategy. Each Developed Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the EAFE Index and/or financial instruments that, in combination, provide leveraged exposure to the EAFE Index with the Direxion Monthly Developed Markets Bull 2X Fund creating long positions and the Direxion Monthly Developed Markets Bear 2X Fund creating short positions. The financial instruments in which the Developed Funds may invest include ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the Developed Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Risks. The principal risks of investing in the Developed Funds are Adverse Market Conditions Risk, Adviser’s Investment Strategy Risk, Aggressive Investment Techniques Risk, Counterparty Risk, Credit Risk, Currency Exchange Rate Risk, Depository Receipt Risk (Direxion Monthly Developed Markets Bull 2x Fund only), Early Close/Trading Halt Risk, Equity Securities Risk, Foreign Securities Risk, Gain Limitation Risk, Interest Rate Risk, Intra-Calendar Month Investment Risk, Leverage Risk, Market Risk, Market Timing Activity and High Portfolio Turnover, Monthly Correlation Risk, Negative Implications of Monthly Goals in Volatile Markets, Non-Diversification Risk, Regulatory Risk, Risks of Investing in Other Investment Companies and ETFs, Tracking Error Risk and Valuation Time Risk.

Additional risks of investing in the Direxion Monthly Developed Markets Bear 2X Fund are Inverse Correlation Risk and Shorting Risk. For more information on the risks of the Developed Funds, including a description of each risk, please refer to the “Principal Risks” section above.

Target Index. The EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. As of [ ], the EAFE Index consisted of the following [ ] developed market country indices: [ ]. MSCI®’ is not a sponsor of, or in any way affiliated with, the Developed Funds.

Performance. The bar chart and performance table below provide some indication of the risks of investing in the Developed Funds by showing how the performance of each Developed Funds has varied from year to year and by comparing each Developed Fund’s average annual returns with those of a broad measure of market performance. The information below also illustrates the risks of investing in each Developed Fund by showing its highest and lowest

37

quarterly returns. The Developed Funds’ past performance (before and after taxes) is not necessarily an indication of how they will perform in the future.

  Total Return for the Calendar Years Ended December 31*

Direxion Monthly Developed Markets Bull 2X Fund

Direxion Monthly Developed Markets Bear 2X Fund

*

Year-to-date total returns as of September 30, 2008 for the Direxion Monthly Developed Markets Bull 2X Fund and the Direxion Monthly Developed Markets Bear 2X Fund were (35.75)% and 33.63%, respectively.

Quarterly Returns

	Highest	Lowest
Direxion Monthly Developed Markets Bull 2X Fund	8.93% (2nd quarter 2007)	(7.97)% (4th quarter 2007)
Direxion Monthly Developed Markets Bear 2X Fund	3.49% (4th quarter 2007)	(9.04)% (2nd quarter 2007)

Average Annual Total Returns as of December 31, 2008

	1 Year	Since Inception(1)
Direxion Monthly Developed Markets Bull 2X Fund
Return Before Taxes	[ ]	[ ]
Return After Taxes on Distributions(2)	[ ]	[ ]
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	[ ]	[ ]
MSCI EAFE® Index (4)	[ ]	[ ]
Direxion Monthly Developed Markets Bear 2X Fund
Return Before Taxes	[ ]	[ ]
Return After Taxes on Distributions(2)	[ ]	[ ]
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	[ ]	[ ]
MSCI EAFE® Index (4)	[ ]	[ ]

(1)	The inception date of the Direxion Monthly Developed Markets Bull 2X Fund was January 25, 2006 and the Direxion Monthly Developed Markets Bear 2X Fund was February 6, 2006.
(2)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(3)

The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of fund shares, a tax deduction is provided that benefits the investor.

(4)	The performance of the index does not reflect deductions for fees, expenses or taxes.

Fees and Expenses. The table below describes the fees and expenses you may pay if you buy and hold shares of the Developed Funds. The expense information below has been restated to reflect current fees based on contractual changes that became effective on July 1, 2009.

Shareholder Fees(1) (fees paid directly from your investment):

Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(2) (as a percentage of daily assets):

Direxion Monthly Developed Markets Bull 2X Fund

Management Fees		0.75%
Distribution and/or Service (12b-1) Fees(3)		0.25%
Other Expenses(2)		0.90%
Shareholder Service Fee	0.25%
Acquired Fund Fees and Expenses(4)		0.17%
Total Annual Operating Expenses		2.07%

Direxion Monthly Developed Markets Bear 2X Fund

Management Fees		0.75%
Distribution and/or Service (12b-1) Fees(3)		0.25%
Other Expenses(2)		0.90%
Shareholder Service Fee	0.25%
Acquired Fund Fees and Expenses(4)		0.03%
Total Annual Operating Expenses		1.93%

(1)

Although no sales loads or transaction fees are charged, you will be assessed a $15 fee for outgoing wire transfers, and $25 for returned checks and stop payment orders by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. Please note that this fee is subject to change.

(2)

Effective July 1, 2009, the fee table above is restated to reflect a new contractual arrangement. Under this arrangement, the Adviser is obligated to pay all expenses of the Funds other than the following: management fees, distribution and/or service fees, acquired fund fees, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-

38

to-day operations of the Funds. This agreement may be terminated at any time by the Board of Trustees.
(3)

The Board of Trustees has adopted an Investor Class Rule 12b-1 Plan pursuant to which the Investor Class shares of the Fund may pay an annual Rule 12b-1 fee of up to 1.00% of average daily net assets. The Board has currently authorized the Investor Class shares to pay annual Rule 12b-1 fees of 0.25%.

(4)

The Funds are required to disclose Acquired Fund Fees and Expenses in the fee table above. Acquired Fund Fees and Expenses are indirect fees that a Fund incurs from investing in the shares of other mutual funds (“Acquired Fund(s)”). The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund. Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value. Because the Net Annual Fund Operating Expenses in the table above includes Acquired Fund Fees and Expenses, they do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus. Acquired Fund Fees and Expenses are estimated based on the fiscal period ended August 31, 2008.

Expense Example

The table below is intended to help you compare the cost of investing in the Developed Funds with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the Developed Funds for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the Developed Funds’ operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Direxion Monthly Developed Markets Bull 2X Fund

	1 Year	3 Years	5 Years	10 Years
Investor Class	$210	$649	$1,114	$2,400

Direxion Monthly Developed Markets Bear 2X Fund

	1 Year	3 Years	5 Years	10 Years
Investor Class	$196	$606	$1,042	$2,254

Direxion Monthly Latin America Bull 2X Fund

Investment Objective. The Direxion Monthly Latin America Bull 2X Fund seeks monthly investment results, before fees and expenses, of 200% of the calendar month price performance of the S&P® Latin America Index (the “Latin America Index”).

Principal Investment Strategy. The Direxion Monthly Latin America Bull 2X Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the S&P® Latin America Index and/or financial instruments that, in combination, provide leveraged exposure to the S&P® Latin America Index with the Direxion Monthly Latin America Bull 2X Fund creating long positions. The financial instruments in which the Fund may invest include ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the Direxion Monthly Latin America Bull 2X Fund also holds U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Risks. The principal risks of investing in the Direxion Monthly Latin America Bull 2X Fund are Adverse Market Conditions Risk, Adviser’s Investment Strategy Risk, Aggressive Investment Techniques Risk, Counterparty Risk, Credit Risk, Currency Exchange Rate Risk, Depository Receipt Risk, Early Close/Trading Halt Risk, Emerging Markets Risk, Equity Securities Risk, Foreign Securities Risk, Geographic Concentration Risk, Gain Limitation Risk, Interest Rate Risk, Intra-Calendar Month Investment Risk, Leverage Risk, Market Risk, Market Timing Activity and High Portfolio Turnover, Monthly Correlation Risk, Negative Implications of Monthly Goals in Volatile Markets, Non-Diversification Risk, Regulatory Risk, Risks of Investing in Other Investment Companies and ETFs, Tracking Error Risk and Valuation Time Risk.

For more information on the risks of the Direxion Monthly Latin America Bull 2X Fund, including a description of each risk, please refer to the “Principal Risks” section above.

Also, it is important to note that Latin America has generally been characterized by substantial economic instability resulting from, among other things, political unrest, high interest and inflation rates, currency devaluations and government deficits. The economies of Latin America are heavily dependent on the health of the U.S. economy and, because commodities such as oil and gas, minerals, and metals, represent a significant percentage of the region’s exports, the economies of Latin American countries are sensitive to fluctuations in commodity prices. The economies of the countries in the region may be impacted by the policies or economic problems of other Latin American countries. As a result of these factors, an investment in the Latin America Funds may experience significant volatility.

Target Index. The S&P® Latin America Index includes highly liquid securities from major economic sectors of the Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina, and Chile are represented in this index. Representing approximately 70% of each country’s market capitalization, this index provides coverage of the large cap, liquid constituents of each key country in Latin America. “Standard & Poor’s®”, “S&P®”, “S&P 500®” and “Standard & Poor’s 500®” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The Direxion Monthly Latin America Bull 2X Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s® and Standard & Poor’s® makes no representation regarding the advisability of investing in the Direxion Monthly Latin America Bull 2X Fund.

39

Performance. The bar chart and performance table below provide some indication of the risks of investing in the Direxion Monthly Latin America Bull 2X Fund by showing how its performance has varied from year to year and by comparing the Direxion Monthly Latin America Bull 2X Fund’s average annual returns with those of a broad measure of market performance. The information below also illustrates the risks of investing in the Direxion Monthly Latin America Bull 2X Fund by showing its highest and lowest quarterly returns. The Direxion Monthly Latin America Bull 2X Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

Total Return for the Calendar Years Ended December 31*

Direxion Monthly Latin America Bull 2X Fund

* Year-to-date total return as of September 30, 2008 for the Direxion Monthly Latin America Bull 2X Fund was (57.55)%.

Quarterly Returns

	Highest	Lowest
Direxion Monthly Latin America Bull 2X Fund	38.53% (2nd quarter 2007)	4% (4th quarter 2007)	.41

Average Annual Total Returns as of December 31, 2008

	1 Year	Since Inception(1)
Direxion Monthly Latin America Bull 2X Fund
Return Before Taxes	[ ]	[ ]
Return After Taxes on Distributions(1)	[ ]	[ ]
Return After Taxes on Distributions and Sale of Fund Shares(1)(2)	[ ]	[ ]
S&P® Latin America Index(3)	[ ]	[ ]
____________

(1)	The inception date of the Direxion Monthly Latin America Bull 2X Fund was May 2, 2006.
(2)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(3)

The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of fund shares, a tax deduction is provided that benefits the investor.

(4)	The performance of the index does not reflect deductions for fees, expenses or taxes.

Fees and Expenses. The table below describes the fees and expenses you may pay if you buy and hold shares of the Direxion Monthly Latin America Bull 2X Fund. The expense information below has been restated to reflect current fees based on contractual changes that became effective on July 1, 2009.

Shareholder Fees(1) (fees paid directly from your investment):

Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(2) (as a percentage of daily assets):

Direxion Monthly Latin America Bull 2X Fund

Management Fees		0.75%
Distribution and/or Service (12b-1) Fees(3)		0.25%
Other Expenses(2) (5)		0.90%
Shareholder Service Fee	0.25%
Acquired Fund Fees and Expenses(4)		0.22%
Total Operating Expenses		2.12%

(1)

Although no sales loads or transaction fees are charged, you will be assessed a $15 fee for outgoing wire transfers, and $25 for returned checks and stop payment orders by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. Please note that this fee is subject to change.

(2)

Effective July 1, 2009, the fee table above is restated to reflect a new contractual arrangement. Under this arrangement, the Adviser is obligated to pay all expenses of the Funds other than the following: management fees, distribution and/or service fees, acquired fund fees, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Funds. This agreement may be terminated at any time by the Board of Trustees.

(3)

The Board of Trustees has adopted an Investor Class Rule 12b-1 Plan pursuant to which the Investor Class shares of the Fund may pay an annual Rule 12b-1 fee of up to 1.00% of average daily net assets. The Board has currently authorized the Investor Class shares to pay annual Rule 12b-1 fees of 0.25%.

(4)

The Funds are required to disclose Acquired Fund Fees and Expenses in the fee table above. Acquired Fund Fees and Expenses are indirect fees that a Fund incurs from investing in the shares of other mutual funds (“Acquired Fund(s)”). The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund. Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value. Because the Net Annual Fund Operating Expenses in the table above includes Acquired Fund Fees and Expenses, they do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus. Acquired Fund Fees and Expenses are estimated based on the fiscal period ended April 30, 2009.

(5)

For the fiscal year ended April 30, 2008, the Advisor recouped fees in the amount 0.03%. This was permitted under a prior expense waiver arrangement between the Fund and the Adviser that was in effect prior to July 1, 2009. This prior expense waiver arrangement permitted the Adviser to recoup fees within three years if overall expenses fell below percentage limitations.

40

Expense Example

The table below is intended to help you compare the cost of investing in the Direxion Monthly Latin America Bull 2X Fund with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the Fund for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Direxion Monthly Latin America Bull 2X Fund

	1 Year	3 Years	5 Years	10 Years
Investor Class	$215	$664	$1,139	$2,452

Direxion Monthly China Bull 2X Fund

Investment Objective. The Direxion Monthly China Bull 2X Fund seeks monthly investment results, before fees and expenses, of 200% of the calendar month price performance of the FTSE/Xinhua China 25 Index.

China is considered an “emerging market.” The term “emerging market” refers to an economy that is in the initial stages of industrialization and has been historically marked by low per capita income and lack of capital market transparency, but appears to be implementing political and/or market reforms resulting in greater capital market transparency, increased access for foreign investors and generally improved economic conditions. Emerging markets have the potential for significantly higher or lower rates of return and carry greater risks than more developed economies.

Principal Investment Strategy. The Direxion Monthly China Bull 2X Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the FTSE/Xinhua China 25 Index. It also invests Financial Instruments that, in combination, provide leveraged and unleveraged exposure to the FTSE/Xinhua China 25 Index, as well as Money Market Instruments.

Risks. The principal risks of investing in the Direxion Monthly China Bull 2X Fund are Adverse Market Conditions Risk, Adviser’s Investment Strategy Risk, Aggressive Investment Techniques Risk, Counterparty Risk, Credit Risk, Currency Exchange Rate Risk, Early Close/Trading Halt Risk Emerging Markets Risk, Equity Securities Risk, Foreign Securities Risk, Geographic Concentration Risk, Gain Limitation Risk, Interest Rate Risk, Intra-Calendar Month Investment Risk, Leverage Risk, Lower-Quality Debt Securities, Market Risk, Market Timing Activity and High Portfolio Turnover, Monthly Correlation Risk, Negative Implications of Monthly Goals in Volatile Markets, Non-Diversification Risk, Regulatory Risk, Risks of Investing in Other Investment Companies and ETFs, Tracking Error Risk and Valuation Time Risk.

For more information on the Direxion Monthly China Bull 2X Fund, including a description of each risk, please refer to the “Principal Risks” section above.

Also, it is important to note that China is a totalitarian country and the central government has historically exercised substantial control over virtually every sector of the Chinese economy. Government power raises the risk of nationalization, expropriation, or confiscation of property. The legal system is still developing and the ability to obtain or enforce judgments is uncertain. China’s relationship with Taiwan is poor and the possibility of military action exists. China differs, often unfavorably, from more developed countries in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others.

Target Index. The FTSE/Xinhua China 25 Index consists of 25 of the largest and most liquid companies available to international investors traded on the Hong Kong Stock Exchange. The Index is weighted based on the total market value of each company so that companies with higher total market values generally have a higher representation in the Index. FTSE Xinhua Index Limited is not a sponsor of, or in any way affiliated with, the China Funds.

Performance. No performance is provided for the Direxion Monthly China Bull 2X Fund because it does not have annual returns for at least one calendar year prior to the date of this Prospectus.

Fees and Expenses. The table below describes the fees and expenses you may pay if you buy and hold shares of the Direxion Monthly China Bull 2X Fund. The expense information below has been restated to reflect current fees based on contractual changes that became effective on July 1, 2009.

Shareholder Fees(1) (fees paid directly from your investment):

Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(2) (as a percentage of daily assets):

Direxion Monthly China Bull 2X Fund

Management Fees		0.75%
Distribution and/or Service (12b-1) Fees(3)		0.25%
Other Expenses(2)		0.90%
Shareholder Service Fee	0.25%

41

Acquired Fund Fees and Expenses(4)	0.11%
Total Annual Operating Expenses	2.01%

(1)

Although no sales loads or transaction fees are charged, you will be assessed a $15 fee for outgoing wire transfers, and $25 for returned checks and stop payment orders by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. Please note that this fee is subject to change.

(2)

Effective July 1, 2009, the fee table above is restated to reflect a new contractual arrangement. Under this arrangement, the Adviser is obligated to pay all expenses of the Funds other than the following: management fees, distribution and/or service fees, acquired fund fees, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Funds. This agreement may be terminated at any time by the Board of Trustees.

(3)

The Board of Trustees has adopted an Investor Class Rule 12b-1 Plan pursuant to which the Investor Class shares of the Fund may pay an annual Rule 12b-1 fee of up to 1.00% of average daily net assets. The Board has currently authorized the Investor Class shares to pay annual Rule 12b-1 fees of 0.25%.

(4)

The Funds are required to disclose Acquired Fund Fees and Expenses in the fee table above. Acquired Fund Fees and Expenses are indirect fees that a Fund incurs from investing in the shares of other mutual funds (“Acquired Fund(s)”). The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund. Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value. Because the Net Annual Fund Operating Expenses in the table above includes Acquired Fund Fees and Expenses, they do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus. Acquired Fund Fees and Expenses are estimated based on the fiscal period ended April 30, 2009.

Expense Example

The table below is intended to help you compare the cost of investing in the Direxion Monthly China Bull 2X Fund with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the Fund for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Direxion Monthly China Bull 2X Fund

	1 Year	3 Years	5 Years	10 Years
Investor Class	$204	$630	$1,083	$2,338

SPECIALTY FUNDS

Direxion Monthly Commodity Bull 2X Fund

Investment Objective. The Direxion Monthly Commodity Bull 2X Fund seeks monthly investment results, before fees and expenses, of 200% of the calendar month price performance of the Morgan Stanley® Commodity Related Equity Index.

Principal Investment Strategy. The Direxion Monthly Commodity Bull 2X Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the Morgan Stanley® Commodity Related Equity Index and/or financial instruments that, in combination, provide leveraged exposure to the Morgan Stanley® Commodity Related Equity Index with the Direxion Monthly Commodity Bull 2X Fund creating long positions. The financial instruments in which the Direxion Monthly Commodity Bull 2X Fund may invest include ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the Direxion Monthly Commodity Bull 2X Fund also holds U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Risks. The principal risks of investing in the Direxion Monthly Commodity Bull 2X Fund Adverse Market Conditions Risk, Adviser’s Investment Strategy Risk, Aggressive Investment Techniques Risk, Concentration Risk, Counterparty Risk, Credit Risk, Early Close/Trading Halt Risk, Equity Securities Risk, Gain Limitation Risk, Interest Rate Risk, Intra-Calendar Month Investment Risk, Leverage Risk, Market Risk, Market Timing Activity and High Portfolio Turnover, Monthly Correlation Risk, Negative Implications of Monthly Goals in Volatile Markets, Non-Diversification Risk, Regulatory Risk, Risks of Investing in Other Investment Companies and ETFs and Tracking Error Risk.

For more information on the risks of the Direxion Monthly Commodity Bull 2X Fund, including a description of each risk, please refer to the “Principal Risks” section above.

Target Index. The Morgan Stanley® Commodity Related Equity Index is an equal-dollar weighted index of 20 stocks involved in commodity-related industries such as energy, non-ferrous metals, agriculture and forest products. Morgan Stanley® is not a sponsor of, or in any way affiliated with, the Direxion Monthly Commodity Bull 2X Fund.

Performance. The bar chart and performance tables below provide some indication of the risks of investing in the Direxion Monthly Commodity Bull 2X Fund by comparing its performance with those of a broad measure of market performance. The information below also illustrates the risks of investing in the Direxion Monthly Commodity Bull 2X Fund by showing its highest and lowest quarterly returns. The Direxion Monthly Commodity Bull 2X Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

42

Total Return for the Calendar Year Ended December 31*

Direxion Monthly Commodity Bull 2X Fund

* Year-to-date total return as of September 30, 2008 for the Direxion Monthly Commodity Bull 2X Fund was (50.97)%.

Quarterly Returns

	Highest	Lowest
Direxion Monthly Commodity Bull 2X Fund	30.91% (2nd quarter 2007)	(1127)% (3rd quarter 2006)

Average Annual Total Returns as of December 31, 2008

	1 Year	Since Inception(1)
Direxion Monthly Commodity Bull 2X Fund
Return Before Taxes	[ ]	[ ]
Return After Taxes on Distributions(2)	[ ]	[ ]
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	[ ]	[ ]
Morgan Stanley Commodity Related Equity Index(4)	[ ]	[ ]

(1)	The inception date of the Direxion Monthly Commodity Bull 2X Fund was February 17, 2005.
(2)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(3)

The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of fund shares, a tax deduction is provided that benefits the investor.

(4)	The performance of the index does not reflect deductions for fees, expenses or taxes.

Fees and Expenses. The table below describes the fees and expenses you may pay if you buy and hold shares of the Direxion Monthly Commodity Bull 2X Fund. The expense information below has been restated to reflect current fees based on contractual changes that became effective on July 1, 2009.

Shareholder Fees(1) (fees paid directly from your investment):

Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(2) (as a percentage of daily assets):

Direxion Monthly Commodity Bull 2X Fund

Management Fees		0.75%
Distribution and/or Service (12b-1) Fees(3)		0.25%
Other Expenses(3)		0.90%
Shareholder Service Fee	0.25%
Acquired Fund Fees and Expenses(4)		0.01%
Total Annual Operating Expenses		1.91%

(1)

Although no sales loads or transaction fees are charged, you will be assessed a $15 fee for outgoing wire transfers, and $25 for returned checks and stop payment orders by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. Please note that this fee is subject to change.

(2)

Effective July 1, 2009, the fee table above is restated to reflect a new contractual arrangement. Under this arrangement, the Adviser is obligated to pay all expenses of the Funds other than the following: management fees, distribution and/or service fees, acquired fund fees, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Funds. This agreement may be terminated at any time by the Board of Trustees.

(3)

The Board of Trustees has adopted an Investor Class Rule 12b-1 Plan pursuant to which the Investor Class shares of the Fund may pay an annual Rule 12b-1 fee of up to 1.00% of average daily net assets. The Board has currently authorized the Investor Class shares to pay annual Rule 12b-1 fees of 0.25%.

(4)

The Funds are required to disclose Acquired Fund Fees and Expenses in the fee table above. Acquired Fund Fees and Expenses are indirect fees that a Fund incurs from investing in the shares of other mutual funds (“Acquired Fund(s)”). The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund. Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value. Because the Net Annual Fund Operating Expenses in the table above includes Acquired Fund Fees and Expenses, they do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus. Acquired Fund Fees and Expenses are estimated based on the fiscal period ended August 31, 2008.

Expense Example

The table below is intended to help you compare the cost of investing in the Direxion Monthly Commodity Bull 2X Fund with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the Direxion Monthly Commodity Bull 2X Fund for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the Commodity Fund’s operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Direxion Monthly Commodity Bull 2X Fund

	1 Year	3 Years	5 Years	10 Years
Investor Class	$194	$600	$1,032	$2,233

43

FIXED INCOME FUNDS

Direxion Monthly 10 Year Note Bull 2X Fund

Direxion Monthly 10 Year Note Bear 2X Fund

Investment Objective. The Direxion Monthly 10 Year Note Bull 2X Fund seeks monthly investment results, before fees and expenses, of 200% of the calendar month performance of the 10 Year Treasury Note. The Direxion Monthly 10 Year Note Bear 2X Fund seeks monthly investment results, before fees and expenses, of 200% of the inverse (or opposite) of the calendar month performance of the 10 Year Treasury Note. (Collectively, the Direxion Monthly 10 Year Note Bull 2X Fund and the Direxion Monthly 10 Year Note Bear 2X Fund are referred to as the “10 Year Note Funds.”)

Principal Investment Strategy. Each 10 Year Note Fund, under normal circumstances, invests at least 80% of its net assets in the 10 Year Treasury Note and/or financial instruments that, in combination, provide leveraged exposure to the 10 Year Treasury Note with the Direxion Monthly 10 Year Note Bull 2X Fund creating long positions and the Direxion Monthly 10 Year Note Bear 2X Fund creating short positions. The financial instruments in which the 10 Year Note Funds may invest include ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the 10 Year Note Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Risks. The principal risks of investing in the 10 Year Note Funds are Adverse Market Conditions Risk, Adviser’s Investment Strategy Risk, Aggressive Investment Techniques Risk, Concentration Risk, Counterparty Risk, Credit Risk, Debt Instrument Risk, Early Close/Trading Halt Risk, Gain Limitation Risk, Interest Rate Risk, Intra-Calendar Month Investment Risk, Leverage Risk, Market Risk, Market Timing Activity and High Portfolio Turnover, Monthly Correlation Risk, Negative Implications of Monthly Goals in Volatile Markets, Non-Diversification Risk, Regulatory Risk, Risks of Investing in Other Investment Companies and ETFs, Tracking Error Risk and U.S. Government Securities Risk.

Additional risks of investing in the Direxion Monthly 10 Year Note Bear 2X Fund are Inverse Correlation Risk and Shorting Risk. For more information on the risks of the 10 Year Note Funds, including a description of each risk, please refer to the “Principal Risks” section above.

Target Index. The 10 Year Treasury Note is the most recently issued U.S. Treasury Note with a ten year maturity. A new 10 Year Treasury Note is issued each February, May, August and November.

Performance. The bar chart and performance table below provide some indication of the risks of investing in the 10 Year Note Funds by comparing its average annual returns with those of a broad measure of market performance. The information below also illustrates the risks of investing in the 10 Year Note Funds by showing their highest and lowest quarterly returns. The 10 Year Note Funds’ past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

The performance shown reflects previous daily targets. The Direxion Monthly 10 Year Note Bear 2X Fund sought a daily target of 200% until April 30, 2006 and 250% until August [ ], 2009. The calendar year performance of the Direxion Monthly 10 Year Note Bear 2X Fund would have varied from that shown had the daily target been 200%.

Total Return for the Calendar Year Ended December 31*

Direxion Monthly 10 Year Note Bear 2X Fund

Direxion Monthly 10 Year Note Bull 2X Fund

*	Year-to-date total return as of September 30, 2008 for the Direxion Monthly 10 Year Note Bear 2X Fund and the Direxion Monthly 10 Year Note Bull 2X Fund were (7.17)% and 3.44%, respectively.

Quarterly Returns

	Highest	Lowest
Direxion Monthly 10 Year Note Bear 2X Fund	7.74% (1st quarter 2006)	(10.12)% (4th quarter 2007)

44

Direxion Monthly 10
  Year Note Bull 2X

Fund	11.56% (4th quarter 2007)	(7.28)% (1st quarter 2006)

Average Annual Total Returns as of December 31, 2008

	1 Year	Since Inception(1)
Direxion Monthly 10 Year Note Bear 2X Fund
Return Before Taxes	[ ]	[ ]
Return After Taxes on Distributions(2)	[ ]	[ ]
Return After Taxes on Distributions and Sale Fund Shares(2)(3)	[ ]	[ ]
10 Year Treasury Note(4)	[ ]	[ ]
Direxion Monthly 10 Year Note Bull 2X Fund
Return Before Taxes	[ ]	[ ]
Return After Taxes on Distributions(2)	[ ]	[ ]
Return After Taxes on Distributions and Sale Fund Shares(2)(3)	[ ]	[ ]
10 Year Treasury Note(4)	[ ]	[ ]

(1)	The inception date of the Direxion Monthly 10 Year Note Bear 2X Fund was May 17, 2004 and the Direxion Monthly 10 Year Note Bull 2X Fund was March 31, 2005.
(2)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(3)

The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of fund shares, a tax deduction is provided that benefits the investor.

(4)	The performance of the 10 Year Treasury Note does not reflect deductions for fees, expenses or taxes.

Fees and Expenses. The table below describes the fees and expenses you may pay if you buy and hold shares of 10 Year Note Funds. The expense information below has been restated to reflect current fees based on contractual changes that became effective on July 1, 2009.

Shareholder Fees(1) (fees paid directly from your investment):

Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(2) (as a percentage of daily assets):

Direxion Monthly 10 Year Note Bull 2X Fund

Management Fees		0.75%
Distribution and/or Service (12b-1) Fees(3)		0.25%
Other Expenses(2)		0.90%
Shareholder Service Fee	0.25%
Acquired Fund Fees and Expenses(4)		0.01%
Total Annual Operating Expenses		1.91%

Direxion Monthly 10 Year Note Bear 2X Fund

Management Fees		0.75%
Distribution and/or Service (12b-1) Fees(3)		0.25%
Other Expenses(2),		0.90%
Shareholder Service Fee	0.25%
Acquired Fund Fees and Expenses(4)
Total Annual Operating Expenses

(1)

Although no sales loads or transaction fees are charged, you will be assessed a $15 fee for outgoing wire transfers, and $25 for returned checks and stop payment orders by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. Please note that this fee is subject to change...

(2)

Effective July 1, 2009, the fee table above is restated to reflect a new contractual arrangement. Under this arrangement, the Adviser is obligated to pay all expenses of the Funds other than the following: management fees, distribution and/or service fees, acquired fund fees, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Funds. This agreement may be terminated at any time by the Board of Trustees.

(3)

The Board of Trustees has adopted an Investor Class Rule 12b-1 Plan pursuant to which the Investor Class shares of the Fund may pay an annual Rule 12b-1 fee of up to 1.00% of average daily net assets. The Board has currently authorized the Investor Class shares to pay annual Rule 12b-1 fees of 0.25%.

(4)

The Funds are required to disclose Acquired Fund Fees and Expenses in the fee table above. Acquired Fund Fees and Expenses are indirect fees that a Fund incurs from investing in the shares of other mutual funds (“Acquired Fund(s)”). The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund. Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value. Because the Net Annual Fund Operating Expenses in the table above includes Acquired Fund Fees and Expenses, they do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus. Acquired Fund Fees and Expenses are estimated based on the fiscal period ended August 31, 2008.

Expense Example

The table below is intended to help you compare the cost of investing in the 10 Year Note Funds with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the 10 Year Note Funds for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the 10 Year Note Funds’ operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Direxion Monthly 10 Year Note Bull 2X Fund

	1 Year	3 Years	5 Years	10 Years
Investor Class	$194	$600	$1,032	$2,233

Direxion Monthly 10 Year Note Bear 2X Fund

	1 Year	3 Years	5 Years	10 Years
Investor Class	$195	$603	$1,037	$2,243

45

Dynamic HY Bond Fund
HY Bear Fund

Investment Objective. The Dynamic HY Bond Fund seeks to maximize total return (income plus capital appreciation) by investing primarily in debt instruments, including convertible securities, and derivatives of such instruments, with an emphasis on lower-quality debt instruments. The HY Bear Fund seeks to profit from a decline in the value of lower-quality debt instruments by creating short positions in such instruments and derivatives of such instruments. The term “bear” is used in the financial markets to describe a market which is declining in value. Generally, “bear” mutual funds attempt to profit from anticipated declines in the value of a security, industry, or market and may use aggressive techniques like selling short in pursuit of their objectives. (Collectively, the Dynamic HY Bond Fund and the HY Bear Fund are referred to as the “High Yield Funds.”)

Principal Investment Strategy. In attempting to meet the High Yield Funds’ objectives, the Adviser will, under normal circumstances, invest at least 80% of each High Yield Fund’s net assets (plus any borrowing for investment purposes) in high yield debt instruments, commonly referred to as “junk bonds,” or derivatives of such instruments. Debt instruments include corporate debt securities, convertible securities, zero-coupon securities and restricted securities. The Adviser will generally create long positions for the Dynamic HY Bond Fund and short positions for the HY Bear Fund. There is no limit on the amount of the HY Bear Fund’s assets which may be invested in short positions.

High yield debt instruments are generally rated lower than Baa by Moody’s Investors Service®, Inc. (“Moody’s”) or lower than BBB by S&P®. Up to 15% of each Fund’s assets may be invested in instruments generally rated below Caa by Moody’s or CCC by S&P® or derivatives of such instruments. Investments may include instruments in the lowest rating category of each rating agency, or unrated bonds that the Adviser determines are of comparable quality. Such instruments may be in default and are generally regarded by the rating organizations as having extremely poor prospects of ever attaining any real investment standing. In addition, high yield debt instruments are typically issued with maturities of 10 years or less, and are callable after four to five years. Generally, the longer the bond’s maturity, the more vulnerable its price is to interest rate fluctuations.

The Adviser performs its own investment analysis and does not rely principally on the ratings assigned by the rating organizations. Because of the greater number of considerations involved in investing in lower-rated instruments, the achievement of each High Yield Fund’s objective depends more on the analytical abilities of the portfolio management team than would be the case if each High Yield Fund were investing primarily in instruments in the higher rating categories.

To ensure that each High Yield Fund’s portfolio maintains sufficient liquidity to meet potential redemptions by active Fund shareholders while gaining exposure to the high yield bond market, each High Yield Fund invests a substantial portion of its assets in derivative securities, such as futures contracts, options contracts, swap agreements, options on futures contracts, financial instruments such as futures and options on high yield bond indices, and baskets of high yield securities based on various high yield bond indices. Such investments may generate a return that is more positive or more negative than what would be generated if each High Yield Fund maintained its assets in cash or cash equivalents to meet redemption requests. There is no limit on the amount of each High Yield Fund’s assets that may be invested in derivative securities.

The High Yield Funds may invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant. When a High Yield Fund is invested in such temporary defensive instruments, the Fund will not achieve its investment objective.

The Adviser uses a “bottom up” approach to investing. The Adviser studies industry and economic trends, but focuses on researching individual issuers and derivative instruments. Each company and derivative instrument in which the High Yield Funds invest passes through a research process and stands on its own merits as a viable investment in the Adviser’s opinion.

To achieve the investment objective of the Dynamic HY Bond Fund, the Adviser:

•	Seeks to achieve price appreciation and minimize price volatility by identifying instruments that are likely to be upgraded by qualified rating organizations;

•	Employs research and credit analysis to minimize purchasing instruments that may default by determining the likelihood of timely payment of interest and principal; and/or

•

Invests the Dynamic HY Bond Fund’s assets in other instruments, including derivative securities, consistent with its objective of high current income and capital appreciation but permitting it to maintain sufficient liquidity to meet redemptions.

To achieve the investment objective of the HY Bear Fund, the Adviser uses the same analytical tools it employs for the Dynamic HY Bond Fund in pursuit of the opposite objective. The Adviser:

46

•	Seeks to identify instruments that are likely to be downgraded by qualified rating organizations and therefore suffer a decline in principal value;

•	Employs research and credit analysis to identify instruments that may default on timely payment of interest and principal and suffer a decline in principal value; and/or

•	Creates short positions in instruments which have relatively low yield in order to minimize short interest expense and maintain sufficient liquidity to meet redemptions.

Risks. The principal risks of investing in the High Yield Funds are Adverse Market Conditions Risk, Adviser’s Investment Strategy Risk, Aggressive Investment Techniques Risk, Counterparty Risk, Credit Risk, Early Close/Trading Halt Risk, Interest Rate Risk, Lower-Quality Debt Securities Risk, Market Risk, Market Timing Activity and High Portfolio Turnover, Non-Diversification Risk, Regulatory Risk and Risks of Investing in Other Investment Companies and ETFs.

An additional risk of investing in the HY Bear Fund is Shorting Risk. For more information on the risks of the High Yield Funds, including a description of each risk, please refer to the “Principal Risks” section above.

Performance. The bar chart and performance tables below provide some indication of the risks of investing in the High Yield Funds by comparing their performance with those of a broad measure of market performance. The information below also illustrates the risks of investing in the High Yield Funds by showing their highest and lowest quarterly returns. The High Yield Funds’ past performance (before and after taxes) is not necessarily an indication of how they will perform in the future.

Total Return for the Calendar Year Ended December 31*

Dynamic HY Bond Fund

HY Bear Fund

*	Year-to-date total return as of September 30, 2008 for the Dynamic HY Bond Fund and the HY Bear Fund was (2.32)% and 0.80%, respectively.

Quarterly Returns

	Highest	Lowest
Dynamic HY Bond Fund	4.50% (4th quarter 2006)	(7.95)% (1st quarter 2005)
HY Bear Fund	1.65% (2nd quarter 2007)	(2.09)% (3rd quarter 2007)

Average Annual Total Returns as of December 31, 2008

	1 Year	Since Inception(1)
Dynamic HY Bond Fund
Return Before Taxes	[ ]		[ ]
Return After Taxes on Distributions(2)	[ ]		[ ]
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	[ ]		[ ]
Barclays Capital U.S. Aggregate Bond Index(4)	[ ]		[ ]
Lipper High Yield Bond Fund Index(5)	[ ]		[ ]
HY Bear Fund
Return Before Taxes	[ ]		[ ]
Return After Taxes on Distributions(2)	[ ]		[ ]
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	[ ]		[ ]
Barclays Capital U.S. Aggregate Bond Index(4)	[ ]		[ ]
Lipper High Yield Bond Fund Index(5)	[ ]		[ ]

(1)	The inception date of the Dynamic HY Bond Fund was July 1, 2004 and the HY Bear Fund was September 20, 2005.
(2)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(3)

The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of fund shares, a tax deduction is provided that benefits the investor.

(4)	The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman U.S. Aggregate Bond Index) is an unmanaged, market value weighted index of investment grade, fixed-rate debt

47

issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The performance of the index does not reflect deductions for fees, expenses or taxes.

(5)

The Lipper High Yield Bond Fund Index is the average of the 30 largest mutual funds in the Lipper High Current Yield Bond Fund category. These funds aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues.

Fees and Expenses. The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds. The expense information below has been restated to reflect current fees based on contractual changes that became effective on July 1, 2009.

Shareholder Fees(1) (fees paid directly from your investment):

Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(2) (as a percentage of daily assets):

Dynamic HY Bond Fund

Management Fees		0.75%
Distribution and/or Service (12b-1) Fees(3)		0.25%
Other Expenses(2)		0.85%
Shareholder Service Fee	0.25%
Acquired Fund Fees and Expenses(4)		0.01%
Total Annual Operating Expenses		1.86%

HY Bear Fund

Management Fees		0.75%
Distribution and/or Service (12b-1) Fees(3)		0.25%
Other Expenses(2)(5)		0.90%
Shareholder Service Fee	0.25%
Acquired Fund Fees and Expenses(4)		0.02%
Total Annual Operating Expenses		1.92%

(1)

Although no sales loads or transaction fees are charged, you will be assessed a $15 fee for outgoing wire transfers, and $25 for returned checks and stop payment orders by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. Please note that this fee is subject to change.

(2)

Effective July 1, 2009, the fee table above is restated to reflect a new contractual arrangement. Under this arrangement, the Adviser is obligated to pay all expenses of the Funds other than the following: management fees, distribution and/or service fees, acquired fund fees, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Funds.

(3)

The Board of Trustees has adopted an Investor Class Rule 12b-1 Plan pursuant to which the Investor Class shares of the Fund may pay an annual Rule 12b-1 fee up to 1.00% of average daily net assets. The Board has currently authorized the Investor Class shares to pay annual Rule 12b-1 fees of 0.25%. The Funds also pay a separate shareholder servicing fee of 0.25% of the Fund’ s average daily net assets on an annual basis.

(4)

The Funds are required to disclose Acquired Fund Fees and Expenses in the fee table above. Acquired Fund Fees and Expenses are indirect fees that a Fund incurs from investing in the shares of other mutual funds (“Acquired Fund(s)”). The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund. Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value. Because the Net Annual Fund Operating Expenses in the table above includes Acquired Fund Fees and Expenses, they do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus. Acquired Fund Fees and Expenses are estimated based on the fiscal period ended August 31, 2008.

(5)

The HY Bear Fund may take short positions in securities. Such additional expenses associated with these investments are included in the calculation above. If these expenses were not included, the HY Bear Fund’s Other Expenses and Total Annual Operating Expenses would be 0.86% and 1.88%, respectively. Although dividends and interest accruing on short positions are an expense to the HY Bear Fund, these expenses are generally reduced by interest income earned on the proceeds from the short sales. If these income reductions were included above, the Other Expenses and Total Annual Operating Expenses would be lower.

Expense Example

The table below is intended to help you compare the cost of investing in the High Yield Funds with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the High Yield Funds for the periods shown and then redeem all your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the High Yield Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Dynamic HY Bond Fund

	1 Year	3 Years	5 Years	10 Years
Investor Class	$189	$585	$1,006	$2,180

HY Bear Fund

	1 Year	3 Years	5 Years	10 Years
Investor Class	$195	$603	$1,037	$2,243

U.S. Government Money Market Fund

Investment Objective. The U.S. Government Money Market Fund seeks to provide security of principal, current income and liquidity.

Principal Investment Strategy. The U.S. Government Money Market Fund seeks to achieve these objectives by investing in high quality, U.S. dollar-denominated short-term obligations that have been determined by the Board of Trustees or by Rafferty to present minimal credit risk. Under normal circumstances, the U.S. Government Money Market Fund invests at least 80% of its net assets in (1) obligations issued or guaranteed by the U.S. government and its agencies and U.S. government-sponsored

48

enterprises (“U.S. government obligations”); (2) repurchase agreements that are fully collateralized by such obligations; and (3) money market funds that under normal circumstances invest at least 80% of their assets in U.S. government obligations and repurchase agreements that are fully collateralized by such obligations. In order to maintain a stable share price, the U.S. Government Money Market Fund maintains an average dollar-weighted maturity of 90 days or less. Securities purchased by the U.S. Government Money Market Fund generally have remaining maturities of 397 days or less, although instruments subject to repurchase agreements may bear longer final maturities.

Risks. The principal risks of investing in the U.S. Government Money Market Fund are:

•

The yield paid by the U.S. Government Money Market Fund is subject to changes in interest rates. As a result, there is risk that a decline in short-term interest rates would lower its yield and the overall return on your investment.

•	Although the U.S. Government Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the U.S. Government Money Market Fund.

•	Your investment in the U.S. Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government institution.

•

Securities issued by U.S. government-sponsored entities, such as the Federal National Mortgage Association (“Fannie Mae©”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac©”), are not backed by the full faith and credit of the U.S. government and are not insured or guaranteed by the U.S. government.

•	The value of your investment could be eroded over time by the effects of inflation.

•	Security selection by Rafferty may cause the U.S. Government Money Market Fund to underperform other funds with similar investment objectives.

•	If a portfolio security declines in credit quality or goes into default, it also could affect the U.S. Government Money Market Fund’s yield.

Additional risks of investing in the U.S. Government Money Market Fund are Adverse Market Conditions Risk, Debt Instrument Risk, Market Risk, U.S. Government Securities Risk, Regulatory Risk, Interest Rate Risk and Credit Risk. For more information on these risks, including a description, please refer to the “Principal Risks” section above.

Performance. The bar chart and performance table below provide some indication of the risks of investing in the U.S. Government Money Market Fund by showing how its performance has varied from year to year. The information below also illustrates the risks of investing in the U.S. Government Money Market Fund by showing its highest and lowest quarterly returns. The U.S. Government Money Market Fund’s past performance is not necessarily an indication of how it will perform in the future.

Total Return for the Calendar Years Ended December 31*

U.S. Government Money Market Fund

*     Year-to-date total return as of September 30, 2008 for the U.S. Government Money Market Fund was 0.17%.

Quarterly Returns

	Highest	Lowest
U.S. Government Money Market Fund	1.37% (4th quarter 2000)	0.01% (2nd quarter 2004)

Average Annual Total Returns as of December 31, 2008

	1 Year	5 Years	10 Years
U.S. Government Money Market Fund	[ ]	[ ]	[ ]

Fees and Expenses. The table below describes the fees and expenses you may pay if you buy and hold shares of the U.S. Government Money Market Fund. The expense information below has been restated to reflect current fees based on contractual changes that became effective on July 1, 2009.

Shareholder Fees(1) (fees paid directly from your investment):

Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(2) (as a percentage of daily assets):

Management Fees		0.50%
Distribution and/or Service (12b-1) Fees		None
Other Expenses(2)		0.70%
Shareholder Servicing Fee	0.25%
Acquired Fund Fees and Expenses(3)		0.01%

49

Total Annual Operating Expenses(4)	1.21%

(1)

Although no sales loads or transaction fees are charged, you will be assessed a $15 fee for outgoing wire transfers, and $25 for returned checks and stop payment orders by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. Please note that this fee is subject to change.

(2)

Effective July 1, 2009, the fee table above is restated to reflect a new contractual arrangement. Under this arrangement, the Adviser is obligated to pay all expenses of the Funds other than the following: management fees, distribution and/or service fees, shareholder servicing fees, acquired fund fees, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Funds.

(3)

The Funds are required to disclose Acquired Fund Fees and Expenses in the fee table above. Acquired Fund Fees and Expenses are indirect fees that a Fund incurs from investing in the shares of other mutual funds (“Acquired Fund(s)”). The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund. Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value. Because the Net Annual Fund Operating Expenses in the table above includes Acquired Fund Fees and Expenses, they do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus. Acquired Fund Fees and Expenses are estimated based on the fiscal period ended August 31, 2008.

(4)

The Adviser has voluntarily agreed to waive its investment advisory fees and/or reimburse certain expenses of the Fund to the extent that it becomes necessary in order to maintain a positive yield. There is no guarantee that the Fund will be able to maintain a positive yield. The Adviser may withdraw this expense limitation at any time. The Adviser may recoup any such waived fees and/or reimbursed expenses within three years provided that such recoupment does not cause the Fund's seven-day yield to fall below 1%.

Expense Example

The table below is intended to help you compare the cost of investing in the U.S. Government Money Market Fund with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the U.S. Government Money Market Fund for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the U.S. Government Money Market Fund’s operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$123	$384	$665	$1,466

ABOUT YOUR INVESTMENT

Share Price of the Funds

A Fund’s share price is known as its net asset value (“NAV”). Each Fund (other than the 10-Year Note Funds and the High Yield Funds) calculates its NAV as of the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, each day the NYSE is open for business (“Business Day.”)

Except as discussed below, each of the 10-Year Note Funds and the High Yield Funds also calculates its NAV as of the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, each Business Day. However, on days that the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets close all day, the 10-Year Note Funds and the High Yield Funds do not calculate their NAVs, even if the NYSE is open for business. Similarly, on days that SIFMA recommends that the bond markets close early, each of the 10-Year Note Funds and the High Yield Funds calculates its NAV as of the time of the recommended close, usually 2:00 p.m. Eastern time, rather than the close of regular trading on the NYSE. The value of a Fund’s assets that trade in markets outside the United States or in currencies other than the U.S. dollar may fluctuate on days that foreign markets are open but the Funds are not open for business.

All shareholder transaction orders received in good form by the Funds’ transfer agent or an authorized financial intermediary by the close of regular trading (generally 4:00 p.m. Eastern time) will be processed at that day’s NAV.

Share price is calculated by dividing a Fund’s net assets by its shares outstanding. The Funds use the following methods to price securities held in their portfolios:

•

Equity securities, OTC securities, swap agreements, closed-end investment companies, options, futures and options on futures are valued at their last sales price, or if not available, the average of the last bid and ask prices;

•	Securities primarily traded in the NASDAQ Global Market® are valued using the NASDAQ® Official Closing Price (“NOCP”);

•	Short-term debt securities with a maturity of 60 days or less and money market securities are valued using the “amortized” cost method;

•	Other debt securities are valued by using the closing bid and asked prices provided by the Funds’ pricing service or, if such prices are unavailable, by a pricing matrix method; and

•	Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value estimates by the Adviser under the oversight of the Board of Trustees.

Fair Value Pricing. Portfolio securities and other assets are valued chiefly by market prices from the primary market in which they are traded. Securities are priced at a fair value as determined by the Adviser, under the oversight of the Board of Trustees, when reliable market quotations are not readily available, the Funds’ pricing

50

service does not provide a valuation for such securities, the Funds’ pricing service provides a valuation that in the judgment of the Adviser does not represent fair value, the Adviser believes that the market price is stale, or an event that affects the value of an instrument (a “Significant Event”) has occurred since the closing prices were established, but before the time as of which the Funds calculate their NAVs. Examples of Significant Events may include: (1) events that relate to a single issuer or to an entire market sector; (2) significant fluctuations in domestic or foreign markets; or (3) occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts, or significant government actions. If such Significant Events occur, the Funds may value the instruments at fair value, taking into account such events when it calculates each Fund’s NAV. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. In addition, the Funds may also fair value an instrument if trading in a particular instrument is halted and does not resume prior to the closing of the exchange or other market.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, Rafferty compares the market quotation to the fair value price to evaluate the effectiveness of the Funds’ fair valuation procedures.

Rule 12b-1 Fees

This Prospectus describes distribution plans under Rule 12b-1 pursuant to which the Funds pay for distribution and services provided to Fund shareholders. Because 12b-1 fees are paid out of the Funds’ assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Pursuant to the Investor Class plan, which applies to all Funds, the Investor Class of each Fund, other than the U.S. Government Money Market Fund and the High Yield Funds, may pay an annual Rule 12b-1 fee of up to 1.00% of the average daily net assets. The Investor Class of the High Yield Funds may pay annual Rule 12b-1 fees of up to 0.40% of the average daily net assets. The U.S. Money Market Fund is not covered by the Investor Class plan. Accordingly, the Investor Class of that Fund does not pay Rule 12b-1 fees. The Board has currently authorized the Investor Class of each Fund covered by the plan to pay a maximum annual Rule 12b-1 fee of 0.25% of the average daily net assets of the Fund’s Investor Class. In addition, the Board has authorized the Investor Class of each Fund, including the U.S. Government Money Market Fund, to pay a separate annualized shareholder servicing fee of 0.25% of the average daily net assets.

Under an agreement with the Funds, your registered investment adviser, financial planner, broker-dealer or other financial intermediary, (“Financial Advisor”) may receive Rule 12b-1 fees and/or Shareholder Servicing fees from the Funds. In exchange, your Financial Advisor may provide a number of services, such as: placing your orders and issuing confirmations; providing investment advice, research and other advisory services; handling correspondence for individual accounts; acting as the sole shareholder of record for individual shareholders; issuing shareholder statements and reports; executing daily investment “sweep” functions; and other shareholder services as described in the Funds’ SAI. For more information on these and other services, you should speak directly to your Financial Advisor. Your Financial Advisor may charge additional account fees for services beyond those specified above.

Shareholder Services Guide

You may invest in the Funds through traditional investment accounts, including an Automatic Investment Plan, IRAs (including Roth IRAs), self-directed retirement plans or company sponsored retirement plans. Applications and descriptions of any service fees for retirement or other accounts are available directly from the Funds. You may invest directly with the Funds or through certain financial intermediaries. Any transaction effected through a financial intermediary may be subject to a processing fee. The minimum initial investment is set forth below and may be invested in as many of the Funds as you wish, subject to a minimum investment in each Fund of $1,000. Rafferty may waive these minimum requirements at its discretion. Contact Rafferty if you need additional information or assistance.

Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

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Purchase Methods	Initial Purchases		Subsequent Purchases
Minimum Investment: Traditional Investment Accounts	$25,000		$500
Minimum Investment: Retirement Accounts (Regular, Roth and Spousal IRAs)	$25,000		$0
	•	Complete and sign your Application. Remember to include all required documents (if any).	•	Complete an Investment Slip or provide written instructions with your name, account number and the fund in which you would like to invest.

	•	Make a check payable to “Direxion Funds” and indicate the Fund you would like to purchase.	•	Make a check payable to “Direxion Funds” and indicate the Fund you would like to purchase and your account number.

By Mail	•	Send the signed Application and check to:	•	Send the Investment Slip and check to:
		Direxion Funds P.O. Box 701 Milwaukee, Wisconsin 53201-0701 (Do not send via express mail or overnight delivery to the P.O. Box address.)		Direxion Funds P.O. Box 701 Milwaukee, Wisconsin 53201-0701

	•	Contact Direxion at (800) 851-0511 to make arrangements to send in your Application via facsimile or mail.	•	Contact Direxion at (800) 851-0511 with your account number, the amount wired and the Fund(s) in which you want to invest.

	•	Fax or mail the Application according to instructions the representative will give you.	•	You will receive a confirmation number; retain your confirmation number.

	•	Call (800) 851-0511 to: (a) confirm receipt of the Application; (b) to receive an account number; and (c) a confirmation number.	•	Instruct your bank to wire the money to:

By Wire	•	Send the original Application to:	•	Instruct your bank to wire the money to:
		Direxion Funds P.O. Box 701 Milwaukee, Wisconsin 53201-701		US Bank NA, Milwaukee, WI 53202 ABA 075000022 Credit: US Bancorp Fund Services, LLC ACCT # 112-952-137 FFC: Direxion Funds (Your name and Direxion Account Number)

Wired funds must be received prior to market close to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

•

You must have elected the “Purchase by Telephone” option on your Application, your account must be open for 15 days and you must have banking information established on your account prior to purchasing shares by telephone.

			•	The minimum telephone purchase is $500.00.
By Telephone			•	Contact Direxion at (800) 851-0511 to purchase additional shares of the Fund(s). Orders will be accepted via the electronic funds transfer through the Automated Clearing House (“ACH”) network.
			•	Shares will be purchased at the NAV calculated on the day your order is placed provided that your order is received prior to market close.
By ACH			•	Call (800) 851-0511 to process your request and have your bank account drafted.
Through Financial Intermediaries	Contact your financial intermediary.		Contact your financial intermediary.

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Contact Information

By Telephone	(800) 851-0511
Fax	(Faxes may be accepted, but must be pre-authorized by a representative. Please call (800) 851-0511 to receive authorization and the fax number.)
Internet	www.direxionfunds.com
Regular Mail	Direxion Funds P.O. Box 701 Milwaukee, Wisconsin 53201-0701
Overnight Mail	Direxion Funds Mutual Fund Services - 3rd Floor 615 East Michigan Street Milwaukee, Wisconsin 53202

Instructions for Exchanging or Redeeming Shares

By Mail	Send written instructions sufficient to process your request to: Direxion Funds P.O. Box 701 Milwaukee, Wisconsin 53201-0701
By Telephone	(800) 851-0511 for Individual Investors (877) 437-9363 for Financial Professionals
By Internet	• Log on to www.direxionfunds.com. Establish an account ID and password by following the instructions on the site. • • Follow the instructions on the site.
Through Financial Intermediaries	Contact your financial intermediary.

ACCOUNT AND TRANSACTION POLICIES

Payment for Shares. All purchases must be made in U.S. dollars through a U.S. bank. The Funds will not accept payment in cash or money orders. The Funds also do not accept cashier’s checks in amounts of less than $10,000. In addition, to prevent check fraud, the Funds do not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares. We are unable to accept post-dated checks, post-date on-line bill pay checks or any conditional order or payment. If your check does not clear, you will be charged a $25.00 fee. In addition, you may be responsible for losses sustained by the Fund for any returned payment.

You will receive written confirmation by mail, but we do not issue share certificates.

Anti-Money Laundering Program. The Funds’ transfer agent will verify certain information from investors as part of the Funds’ anti-money laundering program.

The USA PATRIOT Act of 2001 requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new Account Application, you will be required to supply your full name, date of birth, social security number and permanent street address to assist in verifying your identity. Mailing addresses containing only a P.O. Box will not be accepted. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if they are unable to verify a shareholder’s identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

If the Funds do not have a reasonable belief of the identity of a shareholder, the account will be rejected or the shareholder will not be allowed to perform a transaction on the account until such information is received. The Funds may also reserve the right to close the account within five business days if clarifying information and/or documentation is not received.

Good Form. Good form means that your purchase (whether direct or through a financial intermediary) is complete and contains all necessary information, has all supporting documentation (such as trust documents, beneficiary designations, proper signature guarantees, IRA rollover forms, etc.) and is accompanied by sufficient

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purchase proceeds. For a purchase request to be in good form, it must include: (1) the name of the Fund; (2) the dollar amount of shares to be purchased; and (3) your purchase application or investment stub. An Application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the Application and receives correct payment by check or wire transfer. The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.

Certain transactions through a financial intermediary may not be deemed in good form if such financial intermediary failed to properly notify the Funds of such trade or trades. In particular, financial intermediaries that transact in shares of the Funds through the Fundserv must, in many cases, notify the Funds of trades before placing them in the Fundserv system. In the event that a financial intermediary transacts in shares of the Funds through the Fundserv system without notifying the Funds of such trades in advance, such transaction may be deemed not to have been received in good order. In practice, this means that a confirmation from a financial intermediary is not binding on the Funds. In the event that a trade is deemed not to have been received in good form, for whatever reason, a purchase, redemption or exchange request may be rejected or canceled and, in the event of a redemption which is canceled, the Funds shall have the right to a return of proceeds. Cancellation of a trade is processed at the NAV at which the trade was originally received and is ordinarily completed the next business day. Please contact your financial intermediary to determine how it processes transactions in shares of the Funds.

Financial Intermediaries. Financial intermediaries are responsible for placing orders promptly with the Funds and forwarding payment promptly, as well as ensuring that you receive copies of the Funds’ Prospectus. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each intermediary also may have its own rules about share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have earlier cut-off times for processing your transaction. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.

Order Policies. There are certain times when you may be unable to sell shares of the Funds or proceeds may be delayed. This may occur during emergencies, unusual market conditions or when the Funds cannot determine the value of their assets or sell their holdings. The Funds reserve the right to reject any purchase order or suspend offering of their shares. Generally, a Fund may reject a purchase if it is disruptive to the efficient management of the Fund.

Telephone Transactions. For your protection, the Funds may require some form of personal identification prior to accepting your telephone request such as verification of your social security number, account number or other information. We also may record the conversation for accuracy. During times of unusually high market activity or extreme market changes, you should be aware that it may be difficult to place your request in a timely manner. If you previously declined telephone privileges and would like to add this option to your account, please contact the Funds at (800) 851-0511 for instructions. IRA accounts are not eligible for telephone redemption privileges. The maximum amount that may be redeemed by telephone is $100,000.

Automatic Investment Plan. For your convenience, the Funds offer an Automatic Investment Plan (“AIP”). Under the AIP, after you make your initial minimum investment of $25,000, you authorize the Funds to withdraw the amount you wish to invest from your personal bank account on a monthly basis. The AIP requires a minimum monthly investment of $500. If you wish to participate in the AIP, please complete the “Automatic Investment Plan” section on the Account Application or call the Funds at (800) 851-0511. In order to participate in the AIP, your bank or financial institution must be a member of the ACH network. The Funds may terminate or modify this privilege at any time. You may change your investment amount or terminate your participation in the AIP at any time by notifying the Funds’ transfer agent by telephone or in writing, five days prior to the effective date of the next transaction. A fee, currently $25, will be imposed if your AIP transaction is returned.

Signature Guarantees. In certain instances when you sell shares of the Funds, we will need your signature guaranteed. Signature guarantees may be available at your bank, stockbroker or a national securities exchange. A notary public cannot guarantee signatures. Your signature must be guaranteed if:

•	You are changing your account ownership;
•	Your account registration or address has changed in the last 30 days;
•	The redemption proceeds are sent to any person, address or bank account other than the one listed on record with the Funds;
•	The proceeds are payable to a third party;
•	The sale is greater than $100,000;
•	You are establishing or modifying certain services on an account; or
•	There are other unusual situations as determined by the Funds’ transfer agent.

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Exchange Policies. You may exchange Investor Class shares of your current Fund(s) for Investor Class shares of any other Fund and Service Class shares of your current Fund(s) for Service Class shares of any other Fund (including Funds not offered in this Prospectus) at the next determined NAV after receipt of your order in good form without any charges. The Funds can only honor exchanges between accounts registered in the same name and having the same address and taxpayer identification number.  If your exchange establishes a new position in a Fund, you must exchange at least $1,000 or, if your account value is less than that, your entire account balance will be exchanged. You may exchange by telephone unless you declined telephone exchange privileges on your Account Application.

Redemption Proceeds. Redemption proceeds from any sale of shares will normally be sent within seven days from the time a Fund receives your request in good order. For investments that have been made by check, payment on sales requests may be delayed until the Funds’ transfer agent is reasonably satisfied that the purchase payment has been collected by a Fund, which may require up to 10 calendar days. Your proceeds will be sent via check, wire or electronic funds transfer through the ACH network using the address or bank account listed on the transfer agent’s records. You will be charged a wire transfer fee of $15.00, which will be deducted from your account balance on dollar specific redemption requests or from the proceeds on share specific requests. This fee is in addition to any fees that may be imposed by your bank. Your proceeds will be wired only to the bank listed on the transfer agent’s records. Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. The Funds also offer a Systematic Withdrawal Plan for shareholders who require periodic payments, such as those from IRAs. For more information on this option, please contact the Funds at (800) 851-0511.

Low Balance Accounts. If your total account balance falls below $10,000 due to withdrawals, then we may sell your shares of the Funds. We will inform you in writing 30 days prior to selling your shares. If you do not bring your total account balance up to $10,000 within 30 days, we may sell your shares and send you the proceeds. We will not sell your shares if your account value falls due to market fluctuations.

Redemption In-Kind. The Funds reserve the right to pay redemption proceeds to you in whole or in part by a distribution of securities from a Fund’s portfolio. It is not expected that the Funds would do so except in unusual circumstances. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.

Short Term Trading. The Funds, other than the U.S. Government Money Market Fund, anticipate that a significant portion of their assets will come from professional money managers and investors who use the Funds as part of their “asset allocation” and/or “market timing” investment strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions.

Frequent trading increases the rate of the Funds’ portfolio turnover, which increases the overall expenses of managing the Funds, due to increased brokerage commissions or dealer mark-ups/mark-downs and other transaction costs on the sale of securities and reinvestments in other securities. In addition, frequent trading may dilute the value of Fund shares held by long-term shareholders and may interfere with the efficient management of the Funds’ portfolios. The Funds reserve the right to reject any purchase orders, suspend the offering of Fund shares and impose restrictions in connection with abusive trading practices.

None of the Funds currently imposes any trading restrictions on Fund shareholders or actively monitors for trading abuses.

The U.S. Government Money Market Fund anticipates that like all money market funds, it may be generally used by investors for short-term investments, often in place of bank checking or savings accounts for cash management purposes. Investors often seek money market funds for the ability to add and withdraw their funds quickly, without restriction. Also, the Trust does not believe that the U.S. Government Money Market Fund will be the target of abusive trading practices, because it seeks to maintain a $1.00 per share price and typically does not fluctuate in value based on market prices.

The Funds’ Board of Trustees has approved the short-term trading policy of the Funds. The costs associated with the Funds’ portfolio turnover will have a negative impact on longer-term investors.

Money Market Fund Checking Policies. You may write checks against your U.S. Government Money Market Fund account if you request and complete a signature card. With these checks, you may sell shares of the U.S. Government Money Market Fund simply by writing a check for at least $500. You may not write a check to

55

close your account. If you place a stop payment order on a check, we will charge you $25.

Electronic Delivery of Reports. Direxion Fund shareholders can save paper by electing to receive their account documents by e-mail in place of paper copies. You may choose electronic delivery for Prospectuses, supplements, Annual and Semi-Annual Reports. To enroll in E-Delivery you can opt-in when completing a direct account application with Direxion Funds. You can also register, cancel, change your e-mail address or change your consent options by logging onto www.direxionfunds.com/edelivery.com.

MANAGEMENT OF THE FUNDS

Rafferty provides investment services to the Funds. Rafferty attempts to manage the investment of the Funds’ assets consistent with their investment objectives, policies and limitations. Rafferty has been managing mutual funds since June 1997. Rafferty is located at 33 Whitehall Street, 10th Floor, New York, New York 10004. As of April 30, 2009, the Adviser had approximately $5.2 billion in assets under management.

Under an investment advisory agreement between the Trust and Rafferty, the Funds pay Rafferty the following fees at an annualized rate based on a percentage of the Funds’ daily net assets.

Advisory Fees Charged
All Funds (except U.S. Government Money Market Fund)	0.75%
U.S. Government Money Market Fund	0.50%

A discussion regarding the basis on which the Board of Trustees approved the investment advisory agreement for the Small Cap Funds, the Direxion Monthly Commodity Bull 2X Fund, the Emerging Market Funds, Developed Funds, Direxion Monthly China Bull 2X Fund, 10 Year Note Funds, the High Yield Funds and the U.S. Government Money Market Fund is included in the Funds’ Annual Report for the period ending August 31, 2008.

For those Funds that have not commenced operations prior to the date of this Prospectus, a discussion regarding the basis on which the Board of Trustees next approves the investment advisory agreement will be available in a future shareholder report if the Funds have commenced operations and such report is required to include such disclosure.

An investment committee of Rafferty employees has the day-to-day responsibility for managing the Funds. The investment committee generally decides the target allocation of each Fund’s investments and on a day-to-day basis an individual portfolio manager executes transactions for the Funds consistent with the target allocation. The portfolio managers rotate among the Funds periodically so that no single portfolio manager is responsible for a specific Fund for extended periods of time. The members of the investment committee responsible for managing the Funds are Paul Brigandi, Tony Ng, Adam Gould and Aram Babikian.

Loren L. Norton has managed the High Yield Funds since joining Rafferty in May 2006. Mr. Norton is a Vice President and Portfolio Manager at Rafferty and serves as its chief high yield strategist. He has 8 years of experience in the fixed income markets. Prior to joining Rafferty, Mr. Norton was a Vice President and Credit Derivatives Trader at Credit Suisse from 2003 to 2005. He also was an Associate and Credit Derivatives Trader at Morgan Stanley from 2001 to 2002. As a Credit Derivatives Trader, he was responsible for buying and selling high yield, crossover and investment grade sector single name credit derivatives. He has a BBA in Finance from the University of Massachusetts and MBA from Columbia Business School.

Mr. Brigandi has been a Portfolio Manager for the Funds at Rafferty since June 2004. Mr. Brigandi was previously involved in the equity trading training program for Fleet Boston Financial Corporation from August 2002 to April 2004. Mr. Brigandi is a 2002 graduate of Fordham University.

Mr. Ng has been a Portfolio Manager for the Funds at Rafferty since April 2006. Mr. Ng was previously a Team Leader in the Trading Assistant Group with Goldman Sachs from 2004 to 2006. He was employed with Deutsche Asset Management from 1998 to 2004. Mr. Ng graduated from State University at Buffalo in 1998.

Mr. Gould has been a Portfolio Manager at Rafferty Asset Management since January of 2007. Prior to joining Rafferty, Mr. Gould was an Index Fund Portfolio Manager at the Bank of New York, responsible for managing ten domestic Index funds, and 20 separately managed accounts. Before joining the Bank of New York in May of 2005, Mr. Gould received an MBA from Georgetown University. Prior to attending graduate school, Mr. Gould was a NASDAQ Market Maker at Deutsche Bank from 1999 through 2002. He completed his undergraduate studies at the University of Wisconsin in 1999, graduating with a Bachelor of Science.

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Mr. Babikian is a Portfolio Manager and joined Rafferty in September of 2008. Prior to joining Rafferty, Mr. Babikian worked for Goldman Sachs as a client derivative portfolio valuations analyst. Mr. Babikian graduated from Baruch College in 2005 with a Bachelor of Business Administration in Finance.

The Funds’ SAI provides additional information about the investment committee members’ compensation, other accounts they manage and their ownership of securities in the Funds.

PORTFOLIO HOLDINGS

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI. Currently, disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. The Annual and Semi-Annual Reports will be available by contacting the Direxion Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling (800) 851-0511.

DISTRIBUTIONS AND TAXES

Distributions. Each Fund, except the U.S. Government Money Market Fund, distributes dividends from its net investment income at least annually. The U.S. Government Money Market Fund ordinarily declares dividends from its net investment income daily and usually distributes them monthly. Net investment income generally consists of interest income and dividends received on investments, less expenses.

Each Fund also distributes any realized net capital gains and net gains from foreign currency transactions, if any, at least annually. A Fund realizes capital gains mainly from sales of its portfolio assets for a profit.

Dividends and other distributions (collectively, “distributions”) will be reinvested automatically at the distributing Fund’s NAV per share unless you request otherwise in writing. Normally, distributions are taxable events for shareholders whether the distributions are received in cash or reinvested. If you elect to receive distributions from a Fund by check and the post office cannot deliver such check or your check remains uncashed for six months, the Funds reserves the right to reinvest the check in your account at that Fund’s then current NAV per share and to reinvest all subsequent distributions in shares of that Fund until an updated address is received.

Due to the pattern of purchases and redemptions in many of our Funds, a Fund’s total net assets may fluctuate significantly over the course of a year. Because a Fund may declare and pay distributions at any time, an investor may receive a distribution, which may be taxable, shortly after making an investment in that Fund.

Taxes. Tax consequences of distributions will vary depending on whether the distribution is from investment income, net foreign currency gain, or capital gain, and in the latter case, how long a Fund has held the assets, not how long you held your Fund shares. Distributions of net gains on sales of assets held for one year or less are taxed as dividends (that is, ordinary income). Sales of assets held longer than one year (long-term capital gains) are taxed at lower capital gains rates.

The following table illustrates the potential tax liabilities for taxable accounts:

Type of Transaction	Tax Rate/Treatment*
Dividend (other than qualified dividend income (“QDI”)) distribution	Ordinary income rate
Distribution of QDI (see below)	Long-term capital gains rate
Distribution of net foreign currency gains	Ordinary income/capital gains rate
Distribution of net short-term capital gains	Ordinary income rate
Distribution of net long-term capital gains	Long-term capital gains rate
Sale or exchange of Fund shares owned for more than one year	Long-term capital gain or loss
Sale or exchange of Fund shares owned for one year or less	Gain is taxed at the same rate as ordinary income; loss is subject to special rules

*

Tax consequences for tax-deferred retirement accounts or non-taxable shareholders generally will be different. You should consult your tax specialist for more information about your personal situation.

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QDI consists of dividends a Fund receives from most U.S. corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period and other requirements regarding the stock on which the dividends were paid. Dividends received from REITs and other investment companies will only qualify for QDI treatment to the extent that the REIT or other investment company designates the qualifying percentage to its shareholders. A Fund’s dividends attributable to its QDI are taxed to individual shareholders at the long-term capital gains rate, a maximum federal rate of 15% for shareholders who satisfy those restrictions regarding their Fund shares. These special rules generally apply to taxable years beginning before January 1, 2011.

If you are a non-retirement account shareholder of a Fund, then each year we will send you a Form 1099 that tells you the amount of Fund distributions you received for the prior calendar year, the tax status of those distributions and a list of reportable redemption transactions. Normally, distributions are taxable in the year you receive them. However, any distributions declared in the last three months of the year and paid in January of the following year generally are taxable as if received on December 31 of the year they are declared.

If you are a non-corporate shareholder of a Fund and do not provide the Fund with your correct taxpayer identification number (normally your social security number), the Fund is required to withhold and remit to the IRS 28% of all dividends and (except in the case of the U.S. Government Money Market Fund) other distributions and redemption proceeds otherwise payable to you. If you are such a shareholder and are otherwise subject to backup withholding, we also are required to withhold and remit to the IRS 28% of all dividends and (again, except in the case of the U.S. Government Money Market Fund) other distributions otherwise payable to you. Any tax withheld may be applied against your tax liability when you file your tax return.

MASTER/FEEDER OPTION

The Funds may in the future operate under a master/feeder structure. This means that each Fund would be a “feeder” fund that attempts to meet its objective by investing all or a portion of its investable assets in a “master” fund with the same investment objective. The “master” fund would purchase securities for investment. It is expected that any such investment company would be managed by Rafferty in substantially the same manner as the Funds. If permitted by law at that time, the Board of Trustees may approve the implementation of such a structure for the Funds without seeking shareholder approval. However, the Trustees’ decision will be made only if the investments in the master funds are in the best interests of the Funds and their shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. You also will receive a 30-day notice prior to the implementation of the master/feeder structure.

58

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Investor Class shares of the Funds below for the periods indicated. The information set forth below was audited by Ernst & Young LLP, whose report, along with the Funds’ financial statements, are included in the Annual Report, which is available upon request. Certain information reflects financial results for a single Investor Class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

	Direxion Monthly Small Cap Bull 2X Fund
	Investor Class
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Year/Period	$60.04	$53.44	$56.60	$45.45	$41.75

Net Investment Income (Loss)[1]	0.55	1.80	1.48	0.23	(0.52)
Net Realized and Unrealized Gain (Loss) on Investments[2]	(15.61)	4.80	(4.64)	10.92	4.22
Net Increase (Decrease) in Net Asset Value Resulting from Operations	(15.06)	6.60	(3.16)	11.15	3.70

Dividends from Net Investment Income	(4.65)	—	—	—	—
Distributions from Realized Capital Gains	—	—	—	—	—
Return of Capital Distribution	—	—	—	—	—
Total Distributions	(4.65)	—	—	—	—
Net Asset Value, End of Year/Period	$40.33	$60.04	$53.44	$56.60	$45.45
Total Return[3]	(26.31)%	12.33%	(5.60)%	24.53%	8.86%
Net Assets, End of Year/Period (,000)	$5,653	$3,561	$4,418	$15,573	$8,263
RATIOS TO AVERAGE NET ASSETS:
Including Short Dividends
Total Expenses	—	—	—	—	—
Net Expenses	—	—	—	—	—
Excluding Short Dividends
Total Expenses	2.50%	3.19%	2.07%	1.75%	1.75%
Net Expenses	1.75%	1.75%	1.75%	1.75%	1.75%
Net Investment Income (Loss) After Expense Reimbursement/Recoupment Net Assets:	1.24%	2.76%	2.50%	0.43%	(1.10)%
Portfolio Turnover Rate[4]	723%	535%	762%	407%	0%

[1]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[2]	The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to timing of subscriptions and redemptions of Fund shares.
[3]	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.
[4]

Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, and futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

	Direxion Monthly Small Cap Bear 2X Fund
	Investor Class
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Year/Period	$11.61	$15.12	$19.88	$26.48	$31.77

Net Investment Income (Loss)[1]	0.17	0.39	0.41	0.15	(0.34)
Net Realized and Unrealized Gain (Loss) on Investments[2]	(1.16)	(3.90)	(3.70)	(6.75)	(4.83)
Net Increase (Decrease) in Net Asset Value Resulting from Operations	(0.99)	(3.51)	(3.29)	(6.60)	(5.17)

Dividends from Net Investment Income	(0.42)	—	(0.75)	—	(0.12)
Distributions from Realized Capital Gains	—	—	—	—	—
Return of Capital Distribution	—	—	(0.72)	—	—
Total Distributions	(0.42)	—	(1.47)	—	(0.12)
Net Asset Value, End of Year/Period	$10.20	$11.61	$15.12	$19.88	$26.48
Total Return[3]	(8.95)%	(23.21)%	(17.09)%	(24.92)%	(16.33)%
Net Assets, End of Year/Period (,000)	$13,365	$29,669	$16,190	$47,713	$7,729
RATIOS TO AVERAGE NET ASSETS:
Including Short Dividends
Total Expenses	—	—	—	—	—
Net Expenses	—	—	—	—	—
Excluding Short Dividends
Total Expenses	2.27%	2.15%	1.75%	2.16%	2.00%
Net Expenses	1.75%	1.75%	1.88%	1.95%	1.95%
Net Investment Income (Loss) After Expense Reimbursement/Recoupment Net Assets:	1.39%	3.25%	2.23%	0.68%	(1.26)%
Portfolio Turnover Rate[4]	0%	0%	0%	0%	0%

[1]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[2]	The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to timing of subscriptions and redemptions of Fund shares.
[3]	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.
[4]

Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, and futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

	Direxion Monthly 10 Year Note Bull 2X Fund
	Investor Class
	Year Ended	Year Ended	Year Ended	March 31, 2005[7] to
	August 31,	August 31,	August 31,	August 31,
	2008	2007	2006	2005

Net Asset Value, Beginning of Year/Period	$20.12	$18.73	$20.96	$20.00

Net Investment Income (Loss)[1]	0.40	0.62[5]	0.62[5]	0.22
Net Realized and Unrealized Gain (Loss) on Investments[2]	4.35	0.77	(2.39)	0.74
Net Increase (Decrease) in Net Asset Value Resulting from Operations	4.75	1.39	(1.77)	0.96

Dividends from Net Investment Income	(0.11)	—	(0.33)	—
Distributions from Realized Capital Gains	(0.62)	—	—	—
Return of Capital Distribution	—	—	(0.13)	—
Total Distributions	(0.73)	—	(0.46)	—
Net Asset Value, End of Year/Period	$24.14[4]	$20.12	$18.73	$20.96
Total Return[3]	24.07%	7.42%	(8.52)%	4.80%[9]
Net Assets, End of Year/Period (,000)	$28,555	$8,215	$14,756	$1,212
RATIOS TO AVERAGE NET ASSETS:
Including Short Dividends
Total Expenses	—	8.80%	8.84%	—
Net Expenses	—	7.48%	5.84%	—
Excluding Short Dividends
Total Expenses	1.77%	3.07%	4.75%	8.81%[8]
Net Expenses	1.75%	1.75%	1.75%	1.60%[8]
Net Investment Income (Loss) After Expense Reimbursement/Recoupment Net Assets:	1.70%	3.20%[6]	3.53%[6]	2.80%[8]
Portfolio Turnover Rate[4]	2,086%	1,083%	889%	1,444%[9]

[1]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[2]	The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to timing of subscriptions and redemptions of Fund shares.
[3]	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.
[4]

Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, and futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

[5]	Net investment income (loss) before dividends on short positions for the year ended August 31, 2007and the year ended August 31, 2006 was $1.73 and $1.33, respectively.
[6]	Net investment income (loss) ratio included interest on short positions. The ratio excluding interest on short positions for the year ended August 31, 2007 and 2006 was 8.93% and 7.63%, respectively.
[7]	Commencement of operations.
[8]	Annualized.
[9]	Not Annualized.

	Direxion Monthly 10 Year Note Bear 2X Fund
	Investor Class
	Year Ended	Year Ended	Year Ended	Year Ended	May 17, 2004[9] to
	August 31,	August 31,	August 31,	August 31,	August 31,
	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Year/Period	$17.57	$18.87	$17.02	$17.96	$20.00

Net Investment Income (Loss)[3]	(0.31)[7]	0.44[7]	0.00[7]	(0.20)[7]	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments[4]	(3.26)	(1.03)	1.85	(0.74)	(2.01)
Net Increase (Decrease) in Net Asset Value Resulting from Operations	(3.57)	(0.59)	1.85	(0.94)	(2.04)

Dividends from Net Investment Income	(0.04)	(0.21)	—	—	—
Distributions from Realized Capital Gains	—	(0.50)	—	—	—
Return of Capital Distribution	(0.14)	—	—	—	—
Total Distributions	(0.18)	(0.71)	—	—	—
Net Asset Value, End of Year/Period	$13.82	$17.57	$18.87	$17.02	$17.96
Total Return[5]	(20.46)%	(3.27)%	10.87%	(5.23)%	(10.20)%[2]
Net Assets, End of Year/Period (,000)	$37,471	$5,794	$8,201	$35,994	$4,721
RATIOS TO AVERAGE NET ASSETS:
Including Short Dividends
Total Expenses	8.02%	11.92%	10.45%	6.94%	3.95%[1]
Net Expenses	7.88%	11.40%	10.45%	7.06%	1.75%[1]
Excluding Short Dividends
Total Expenses	1.89%	2.27%	1.75%	1.63%	3.95%[1]
Net Expenses	1.75%	1.75%	1.75%	1.75%	1.75%[1]
Net Investment Income (Loss) After Expense Reimbursement/Recoupment Net Assets:	(2.09)%[8]	2.37%[8]	0.02%[8]	(1.13)%[8]	(0.60)%[1]
Portfolio Turnover Rate[6]	0%	0%	0%	0%	0%[2]

[1]	Annualized.
[2]	Not annualized.
[3]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[4]	The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to timing of subscriptions and redemptions of Fund shares.
[5]	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.
[6]

Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, and futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

[7]	Net investment income (loss) before interest on short positions for the years ended August 31, 2008, 2007, 2006 and 2005 were $0.59, $2.25, $1.64 and $0.74, respectively.
[8]

Net investment income (loss) ratio included interest on short positions. The ratio excluding interest on short positions for the years ended August 31, 2008, 2007, 2006 and 2005 were 4.04%, 12.02%, 8.73% and 4.31%, respectively.

[9]	Commencement of operations.

	Direxion Monthly Commodity Bull 2X Fund
	Investor Class
	Year Ended	Year Ended	Year Ended	February 17, 2005[7] to
	August 31,	August 31,	August 31,	August 31,
	2008	2007	2006	2005

Net Asset Value, Beginning of Year/Period	$32.02	$20.48	$25.03	$20.00

Net Investment Income (Loss)[3]	0.13	0.46	0.43	0.16
Net Realized and Unrealized Gain (Loss) on Investments[4]	3.56	11.08	(2.76)	4.87
Net Increase (Decrease) in Net Asset Value Resulting from Operations	3.69	11.54	(2.33)	5.03

Dividends from Net Investment Income	(5.48)	—	—	—
Distributions from Realized Capital Gains	(0.16)	—	(2.22)	—
Return of Capital Distribution	—	—	—	—
Total Distributions	(5.64)	—	(2.22)	—
Net Asset Value, End of Year/Period	$30.07	$32.02	$20.48	$25.03
Total Return[5]	10.93%	56.35%	(9.35)%	25.15%[2]
Net Assets, End of Year/Period (,000)	$43,081	$40,736	$1,563	$35,090
RATIOS TO AVERAGE NET ASSETS:
Including Short Dividends
Total Expenses	—	—	—	—
Net Expenses	—	—	—	—
Excluding Short Dividends
Total Expenses	1.78%	2.06%	2.59%	2.00%[1]
Net Expenses	1.75%	1.75%	1.75%	1.75%[1]
Net Investment Income (Loss) After Expense Reimbursement/RecoupmentNet Assets:	0.35%	1.56%	1.80%	1.37%
Portfolio Turnover Rate[6]	168%	612%	8,528%	0%[2]

[1]	Annualized.
[2]	Not annualized.
[3]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[4]	The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to timing of subscriptions and redemptions of Fund shares.
[5]	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.
[6]

Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, and futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

[7]	Commencement of operations.

	Emerging Markets Bull 2X Fund			Emerging Markets Bear 2X Fund
	Investor Class			Investor Class
	Year Ended	Year Ended	November 1, 2005[7] to	Year Ended	Year Ended	November 4, 2005[7] to
	August 31,	August 31,	August 31,	August 31,	August 31,	August 31,
	2008	2007	2006	2008	2007	2006

Net Asset Value, Beginning of Year/Period	$38.89	$25.02	20.00	$28.60	$60.50	$100.00

Net Investment Income (Loss)[3]	0.29	0.31	0.20	0.09	1.35	1.70
Net Realized and Unrealized Gain (Loss) on Investments[4]	(7.75)	16.41	5.19	(2.26)	(32.00)	(41.20)
Net Increase (Decrease) in Net Asset Value Resulting from Operations	(7.46)	16.72	5.39	(2.17)	(30.65)	(39.50)

Dividends from Net Investment Income	(0.36)	(0.48)	(0.37)	—	(1.25)	—
Distributions from Realized Capital Gains	(4.43)	(2.37)	—	—	—	—
Return of Capital Distribution	(5.35)	—	—	—	—	—
Total Distributions	(10.14)	(2.85)	(0.37)	—	(1.25)	—
Net Asset Value, End of Year/Period	$21.29	$38.89	$25.02	$26.43	$28.60	$60.50
Total Return[5]	(27.82)%	69.47%	27.06%[2]	(7.59)%	(51.25)%	(39.50)%[2]
Net Assets, End of Year/Period (,000)	$22,290	$44,241	$19,889	$9,170	$22,589	$2,726
RATIOS TO AVERAGE NET ASSETS:
Including Short Dividends
Total Expenses	—	—	—	—	—	—
Net Expenses	—	—	—	—	—	—
Excluding Short Dividends
Total Expenses	1.75%	2.02%	1.55%[1]	2.04%	2.59%	2.72%[1]
Net Expenses	1.75%	1.75%	1.55%[1]	1.75%	1.75%	1.71%[1]
Net Investment Income (Loss) After Expense Reimbursement/RecoupmentNet Assets:	0.85%	0.93%	0.92%[1]	1.66%	3.49%	2.87%[1]
Portfolio Turnover Rate[6]	2,796%	2,617%	954%[2]	0%	0%	0%[2]

[1]	Annualized.
[2]	Not annualized.
[3]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[4]	The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to timing of subscriptions and redemptions of Fund shares.
[5]	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.
[6]

Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, and futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

[7]	Commencement of operations.

	Dynamic HY Bond Fund
	Investor Class
	Year Ended	Year Ended	Year Ended	Year Ended	July 1, 2004[8] to
	August 31,	August 31,	August 31,	August 31,	August 31,
	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Year/Period	$18.67	$18.16	$19.00	$20.35	$20.00

Net Investment Income (Loss)[3]	0.32	0.79	0.77	0.84	0.17
Net Realized and Unrealized Gain (Loss) on Investments[4]	(1.38)	0.51	0.23	(1.37)	0.18
Net Increase (Decrease) in Net Asset Value Resulting from Operations	(1.06)	1.30	1.00	(0.53)	0.35

Dividends from Net Investment Income	(1.23)	(0.79)	(1.84)	(0.82)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Return of Capital Distribution	—	—	—	—	—
Total Distributions	(1.23)	(0.79)	(1.84)	(0.82)	—
Net Asset Value, End of Year/Period	$16.38	$18.67	$18.16	$19.00	$20.35
Total Return[5]	(5.85)%[7]	7.24%	5.58%	(2.66)%	1.75%[2]
Net Assets, End of Year/Period (,000)	$25,924	$76,536	$101,987	$206,548	$251,241
RATIOS TO AVERAGE NET ASSETS:
Including Short Dividends
Total Expenses	—	—	—	—	—
Net Expenses	—	—	—	—	—
Excluding Short Dividends
Total Expenses	1.74%	1.52%	1.46%	1.39%	150%[1].
Net Expenses	1.74%	1.52%	1.46%	1.39%	1.50%[1].
Net Investment Income (Loss) After Expense Reimbursement/Recoupment Net Assets:	1.80%	4.16%	4.18%	4.14%	5.32%[1].
Portfolio Turnover Rate[6]	241%	426%	805%	622%	47%[2]

[1]	Annualized.
[2]	Not annualized.
[3]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[4]	The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to timing of subscriptions and redemptions of Fund shares.
[5]	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.
[6]

Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, and futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

[7]	The Adviser made a contribution due to a trading error. If the contribution had not been made, the total return would have been lower by 0.41%.
[8]	Commencement of operations.

	HY Bear Fund
	Investor Class
	Year Ended	Year Ended	September 30, 2005[9] to
	August 31,	August 31,	August 31,
	2008	2007	2006

Net Asset Value, Beginning of Year/Period	$19.23	$19.48	$20.00

Net Investment Income (Loss)[3]	0.25[7]	0.66[7]	0.45[7]
Net Realized and Unrealized Gain (Loss) on Investments[4]	0.06	(0.79)	(0.97)
Net Increase (Decrease) in Net Asset Value Resulting from Operations	0.31	(0.13)	(0.52)

Dividends from Net Investment Income	(0.16)	(0.12)	—
Distributions from Realized Capital Gains	(0.64)	—	—
Return of Capital Distribution	—	—	—
Total Distributions	(0.80)	(0.12)	—
Net Asset Value, End of Year/Period	$18.74	$19.23	$19.48
Total Return[5]	1.63%	(0.66)%	(2.60)%[2]
Net Assets, End of Year/Period (,000)	$28,754	$26,579	$9,021
RATIOS TO AVERAGE NET ASSETS:
Including Short Dividends
Total Expenses	2.37%	3.18%	3.72%[1]
Net Expenses	2.26%	3.22%	2.02%[1]
Excluding Short Dividends
Total Expenses	1.86%	1.68%	3.45%[1]
Net Expenses	1.75%	1.72%	1.75%[1]
Net Investment Income (Loss) After Expense Reimbursement/RecoupmentNet Assets:	1.31%[8]	3.41%[8]	2.51%[1,8]
Portfolio Turnover Rate[6]	0%	0%	1,150%[2]

[1]	Annualized.
[2]	Not annualized.
[3]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[4]	The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to timing of subscriptions and redemptions of Fund shares.
[5]	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.
[6]

Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, and futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

[7]	Net investment income (loss) before interest on short positions for the years ended August 31, 2008, 2007 and 2006 were $0.35, $0.94 and $0.41, respectively.
[8]

Net investment income (loss) ratio included interest expense on short positions. The ratio excluding interest on short positions for the year ended August 31, 2008, 2007 and 2006 were 1.83%, 4.96% and 2.25%, respectively.

[9]	Commencement of operations.

	Direxion Monthly Developed Markets Bear 2X Fund			Direxion Monthly Developed Markets Bear 2X Fund
	Investor Class			Investor Class
	Year Ended	Year Ended	January 25, 2006[7] to	Year Ended	Year Ended	February 6, 2006[7] to
	August 31,	August 31,	August 31,	August 31,	August 31,	August 31,
	2008	2007	2006	2008	2007	2006

Net Asset Value, Beginning of Year/Period	$26.31	$22.33	$20.00	$11.99	$15.90	$20.00

Net Investment Income (Loss)[3]	0.11	0.61	(0.07)	0.20	0.43	0.31
Net Realized and Unrealized Gain (Loss) on Investments[4]	(7.90)	5.23	2.40	3.37	(4.34)	(4.41)
Net Increase (Decrease) in Net Asset Value Resulting from Operations	(7.79)	5.84	2.33	3.57	(3.91)	(4.10)

Dividends from Net Investment Income	(2.36)	(1.54)	—	—	—	—
Distributions from Realized Capital Gains	(0.30)	(0.32)	—	—	—	—
Return of Capital Distribution	(1.09)	—	—	—	—	—
Total Distributions	(3.75)	(1.86)	—	—	—	—
Net Asset Value, End of Year/Period	$14.77	$26.31	$22.33	$15.56	$11.99	$15.90
Total Return[5]	(34.75)%	26.61%	11.65%[2]	29.77%	(24.53)%	(20.50)%[2]
Net Assets, End of Year/Period (,000)	$2,704	$10,486	$18,695	$11,133	$6,682	$2,787
RATIOS TO AVERAGE NET ASSETS:
Including Short Dividends
Total Expenses	—	—	—	—	—	—
Net Expenses	—	—	—	—	—	—
Excluding Short Dividends
Total Expenses	2.32%	2.03%	3.87%[1]	1.88%	6.12%	2.83%[1]
Net Expenses	1.75%	1.75%	1.70%[1]	1.75%	1.75%	1.74%[1]
Net Investment Income (Loss) After Expense Reimbursement / RecoupmentNet Assets:	0.51%	2.35%	(0.51)%[1]	1.60%	3.20%	3.10%[1]
Portfolio Turnover Rate[6]	1,078%	496%	251%[2]	0%	0%	0%[2]

[1]	Annualized.
[2]	Not annualized.
[3]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[4]	The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to timing of subscriptions and redemptions of Fund shares.
[5]	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.
[6]

Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, and futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

[7]	Commencement of operations.

Direxion Monthly China Bull 2X Fund
Investor Class
December 3, 2007[7]
to
August 31, 2008

Net Asset Value, Beginning of Year/Period	$20.00

Net Investment Income (Loss)[3]	0.04
Net Realized and Unrealized Gain (Loss) on Investments[4]	(11.63)
Net Increase (Decrease) in Net Asset Value Resulting from Operations	(11.59)

Dividends from Net Investment Income	—
Distributions from Realized Capital Gains	—
Return of Capital Distribution	—
Total Distributions	—
Net Asset Value, End of Year/Period	$8.41
Total Return[5]	(57.95)%[2]
Net Assets, End of Year/Period (,000)	$6,295
RATIOS TO AVERAGE NET ASSETS:
Including Short Dividends
Total Expenses	—
Net Expenses	—
Excluding Short Dividends
Total Expenses	2.81%[1]
Net Expenses	1.75%[1]
Net Investment Income (Loss) After Expense Reimbursement/Recoupment Net Assets:	0.46%[1]
Portfolio Turnover Rate[6]	2,204%[2]

[1]	Annualized.
[2]	Not annualized.
[3]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[4]	The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to timing of subscriptions and redemptions of Fund shares.
[5]	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.
[6]

Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, and futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

[7]	Commencement of operations.

	U.S. Government Money Market Fund
	Investor Class
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Year/Period	$1.00	$1.00	$1.00	$1.00	$1.00

Net Investment Income (Loss)[1]	0.02	0.04	0.03	0.02	—[5]
Net Realized and Unrealized Gain (Loss) on Investments[2]	—	—	—	—	—
Net Increase (Decrease) in Net Asset Value Resulting from Operations	0.02	0.04	0.03	0.02	—[5]

Dividends from Net Investment Income	(0.02)	(0.04)	(0.03)	(0.02)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Return of Capital Distribution	—	—	—	—	—
Total Distributions	(0.02)	(0.04)	(0.03)	(0.02)	—
Net Asset Value, End of Year/Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return[3]	2.23%	4.14%	3.49%	1.54%	0.10%
Net Assets, End of Year/Period (,000)	$91,270	$48,488	$27,309	$18,718	$20,628
RATIOS TO AVERAGE NET ASSETS:
Including Short Dividends
Total Expenses	—	—	—	—	—
Net Expenses	—	—	—	—	—
Excluding Short Dividends
Total Expenses	1.10%	1.21%[6]	1.00%	1.07%	1.30%
Net Expenses	0.99%	1.18%	1.09%	1.00%	0.99%
Net Investment Income (Loss) After Expense Reimbursement/RecoupmentNet Assets:	1.91%	4.06%	3.37%	1.61%	0.12%
Portfolio Turnover Rate[4]	0%	0%	0%	0%	0%

[1]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[2]	The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to timing of subscriptions and redemptions of Fund shares.
[3]	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.
[4]

Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, and futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

[5]	Amount is less than $0.01 per share.
[6]	The gross expense ratio reported includes additional expenses that were incurred by the Fund and waived under the terms of the Operating Expenses Limitation Agreement.

	NASDAQ-100 Bull 2X Fund		NASDAQ-100 Bear 2X Fund
	Investor Class		Investor Class
	Year Ended	May 1, 2006[1] to	Year Ended	May 1, 2006[1] to
	April 30, 2008	April 30, 2007	April 30, 2008	April 30, 2007
Per share data:
Net asset value, beginning of year/period	$20.65	$20.00	$15.94	$20.00

Income (loss) from investment operations:
Net investment income (loss)[4]	0.44	0.23	0.30	0.60
Net realized and unrealized gain (loss) on investments	(2.22)	1.65	(3.05)	(4.66)

Total from investment operations	(1.78)	1.88	(2.75)	(4.06)

Less distributions:
Dividends from net investment income	(1.01)	–	–	–
Distributions from realized gains	(1.85)	(1.23)	–	–
Total distributions	(2.86)	(1.23)	–	–

Net asset value, end of year/period	$16.01	$20.65	$13.19	$15.94

Total return	(11.69)%	10.11%[2,6]	(17.25)%	(20.30)%[2]

Supplemental data and ratios:
Net assets, end of year/period	$21,530,434	$7,070,975	$9,086,482	$8,158,858
Ratio of net expenses to average net assets:
Before expense reimbursement[3]	2.35%	3.42%	2.38%	3.23%
After expense reimbursement[3]	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement[3]	1.62%	(0.44)%	1.40%	1.55%
After expense reimbursement[3]	2.22%	1.23%	2.03%	3.03%
Portfolio turnover rate[2,5]	28%	920%	0%	0%

[1]	Commencement of Operations.
[2]	Not annualized.
[3]	Annualized
[4]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[5]

Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

[6]	The Adviser made voluntary contributions to reduce the trading and tracking error. If the contributions had not been made, the total return would have been 0.10% lower.

	S&P 500 Bull 2X Fund		S&P 500 Bear 2X Fund
	Investor Class		Investor Class
	Year Ended	May 1, 2006[1] to	Year Ended	May 1, 2006[1] to
	April 30, 2008	April 30, 2007	April 30, 2008	April 30, 2007
Per share data:
Net asset value, beginning of year/period	$23.88	$20.00	$14.78	$20.00

Income (loss) from investment operations:
Net investment income (loss)[4]	0.50	0.70	0.34	0.51
Net realized and unrealized gain (loss) on investments	(6.20)	4.59	0.93	(5.25)

Total from investment operations	(5.70)	5.29	1.27	(4.74)

Less distributions:
Dividends from net investment income	—	(0.73)	—	—
Distributions from realized gains	—	(0.68)	—	(0.48)
Return of capital	(0.17)	—	—	—
Total distributions	(0.17)	(1.41)	—	(0.48)

Net asset value, end of year/period	$18.01	$23.88	$16.05	$14.78

Total return	(23.97)%[7]	26.95%[2]	8.59%	(23.87%)[2,6]

Supplemental data and ratios:
Net assets, end of year/period	$19,607,600	$10,381,864	$8,996,038	$4,391,154
Ratio of net expenses to average net assets:
Before expense reimbursement[3]	2.46%	3.15%	2.44%	7.03%
After expense reimbursement[3]	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement[3]	1.64%	1.81%	1.41%	(2.26)%
After expense reimbursement[3]	2.35%	3.21%	2.10%[3]	3.02%
Portfolio turnover rate[2,5]	190%[3]	0%	168%[3]	0%

[1]	Commencement of Operations.
[2]	Not annualized.
[3]	Annualized.
[4]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[5]

Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

[6]	The Adviser made voluntary contributions to reduce the tracking error. If the contributions had not been made, the total return would have been 0.10% lower.
[7]	The Adviser made voluntary contributions to reduce the tracking error. If the contributions had not been made, the total return would have been 0.04% lower.

	Latin America Bull 2X Fund
	Investor Class
	Year Ended April 30, 2008	May 2, 2006[1] to April 30, 2007

Per share data:
Net asset value, beginning of year/period	$24.16	$20.00

Income (loss) from investment operations:	0.18	0.42
Net investment income (loss)[4]	17.32	5.49
Net realized and unrealized gain (loss) on investments
	17.50	5.91
Total from investment operations

Less distributions:
Dividends from net investment income	(4.06)	(1.55)
Distributions from realized gains	(2.02)	(0.20)
Total distributions	(6.08)	(1.75)

Net asset value, end of year/period	$35.58	$24.16

Total return	79.77%	30.83%[2]

Supplemental data and ratios:
Net assets, end of year/period	$283,141,433	$46,167,435
Ratio of net expenses to average net assets:
Before expense recoupment/reimbursement[3]	1.64%	2.26%
After expense recoupment/reimbursement[3]	1.67%	1.75%
Ratio of net investment income (loss) to average net assets:
Before expense recoupment/reimbursement[3]	0.60%	1.56%
After expense recoupment/reimbursement[3]	0.57%	2.07%
Portfolio turnover rate[2,5]	521%	861%

[1]	Commencement of Operations.
[2]	Not Annualized.
[3]	Annualized.
[4]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[5]

Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

	Direxion Monthly Dollar Bear 2X Fund
	Investor Class
	Year Ended	June 12, 2006[1]
	April 30, 2008	to April 30, 2007
Per share data:
Net asset value, beginning of year/period	$22.16	$20.00

Income (loss) from investment operations:
Net investment income (loss)[4]	0.50	0.60
Net realized and unrealized gain (loss) on investments	6.39	1.64

Total from investment operations	6.89	2.24

Less distributions:
Dividends from net investment income	(0.26)	(0.05)
Distributions from realized gains	(1.44)	(0.03)
Total distributions	(1.70)	(0.08)

Net asset value, end of period	$27.35	$22.16

Total return	32.50%	11.22%[2,6]

Supplemental data and ratios:
Net assets, end of period	$22,978,893	$2,794,759
Ratio of net expenses to average net assets:
Before expense reimbursement[3]	1.95%	6.54%
After expense reimbursement[3]	1.75%	1.75%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement[3]	1.79%	(1.55)%
After expense reimbursement[3]	1.99%	3.24%
Portfolio turnover rate[2,5]	0%	0%

[1]	Commencement of Operations.
[2]	Not Annualized.
[3]	Annualized.
[4]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[5]

Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

[6]	The Adviser made voluntary contributions to reduce the tracking error. If the contributions had not been made, the total return would have been lower by 0.25%.

PROSPECTUS

Investor Class

[DIREXION LOGO]

33 Whitehall Street, 10th Floor
New York, New York 10004

(800) 851-0511

MORE INFORMATION ON THE DIREXION FUNDS

Statement of Additional Information (“SAI”):

The Funds’ SAI contains more information on the Funds and their investment policies. The SAI is incorporated in this Prospectus by reference (meaning it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (“SEC”).

Annual and Semi-Annual Reports to Shareholders:

The Funds’ reports provide additional information on their investment holdings, performance data and a letter discussing the market conditions and investment strategies that significantly affected the Funds’ performance during that period.

To Obtain the SAI or Fund Reports Free of Charge:

Write to:	Direxion Funds
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

Call:	(800) 851-0511

By Internet:	www.direxionfunds.com

These documents and other information about the Funds can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Funds may be viewed on screen or downloaded from the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Rafferty Capital Markets, LLC, Distributor
59 Hilton Avenue
Garden City, New York 11530

SEC File Number: 811-8243

DIREXION FUNDS

STATEMENT OF ADDITIONAL INFORMATION

33 Whitehall Street, 10th Floor

New York, New York 10004
(800) 851-0511

The Direxion Funds (the “Trust”) is a management investment company, or mutual fund that offers shares of a variety of investment portfolios to the public. This Statement of Additional Information (“SAI”) relates to the Investor Class Shares of the investment portfolios of the Trust listed below and the Investor (each a “Fund,” together, the “Funds”).

Other than the Dynamic HY Bond Fund, the HY Bear Fund and the U.S. Government Money Market Fund, these Funds attempt to provide calendar month leveraged investment results that correspond to a specific index or benchmark over a given calendar month. The Funds with the word “Bull” in their name (the “Bull Funds”) attempt to provide investment results that correlate positively to an index or benchmark. Other than the HY Bear Fund, the Funds with the word “Bear” in their name (the “Bear Funds”) attempt to provide investment results that correlate negatively to the return of an index or benchmark.

Other than the U.S. Government Money Market Fund, Dynamic HY Bond Fund and the HY Bear Fund, the Funds seek calendar month leveraged investment results and are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios. These Funds are very different from most mutual funds. First, other than the U.S. Government Money Market Fund, Dynamic HY Bond Fund and the HY Bear Fund, each Fund pursues monthly leveraged investment goals, which means that the Funds are riskier than alternatives that do not use leverage because the Funds magnify the performance of the benchmark of an investment. Second, each Bear Fund pursues investment goals which are inverse to the performance of its benchmark; a result opposite of most other mutual funds. Third, the Funds seek calendar month leveraged investment results. The pursuit of calendar month leveraged investment goals means that the return of a Fund for a period longer than a calendar month will be the product of the series of calendar month leveraged returns for each day during the relevant longer period. As a consequence, especially in periods of market volatility, the path of the benchmark during the longer period may be at least as important to the Fund’s return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for periods less than a calendar month or for a period different than the calendar month may not be the product of the return of the index for such shorter period and the magnification point for the Fund. The Funds are not suitable for all investors.

The Funds should be utilized only by sophisticated investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking calendar month leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. Investors who do not understand the Funds or do not intend to manage their funds on at least a monthly basis should not buy the Funds. There is no assurance that the Funds will achieve their objectives and an investment in a Fund could lose money. No single Fund is a complete investment program.

BULL FUNDS	BEAR FUNDS
Direxion Monthly S&P 500® Bull 2X Fund (formerly S&P 500® Bull 2.5X Fund)	Direxion Monthly S&P 500® Bear 2X Fund (formerly S&P 500® Bear 2.5X Fund)
Direxion Monthly NASDAQ-100® Bull 2X Fund (formerly NASDAQ-100® Bull 2.5X Fund)	Direxion Monthly NASDAQ-100® Bear 2X Fund (formerly NASDAQ-100® Bear 2.5X Fund)
Direxion Monthly Small Cap Bull 2X Fund (formerly Small Cap Bull 2.5X Fund and, prior to [ ], Small Cap Plus Fund)	Direxion Monthly Small Cap Bear 2X Fund (formerly Small Cap Bear 2X Fund and, prior to [ ], Small Cap/Short Fund)
Direxion Monthly Dollar Bull 2X Fund (formerly Dollar Bull 2.5X Fund)	Direxion Monthly Dollar Bear 2X Fund (formerly Dollar Bear 2.5X Fund)
Direxion Monthly Emerging Markets Bull 2X Fund (formerly Emerging Markets Bull 2X Fund and, prior to [ ], Emerging Markets Plus Fund)	Direxion Monthly Emerging Markets Bear 2X Fund (formerly Emerging Market Bear 2X Fund and, prior to [ ], Emerging Markets Short Fund)
Direxion Monthly Developed Markets Bull 2X Fund (formerly Developed Markets Bull 2X Fund and, prior to [ ], Developed Markets Plus Fund)	Direxion Monthly Developed Markets Bear 2X Fund (formerly Developed Markets Bear Fund and , prior to [ ], Developed Markets Short Fund)
Direxion Monthly Latin America Bull 2X Fund (formerly Latin America Bull 2X Fund)
Direxion Monthly China Bull 2X Fund (formerly China Bull 2X Fund)
Direxion Monthly Commodity Bull 2X Fund (formerly Commodity Bull 2X Fund)
Direxion Monthly 10 Year Note Bull 2X Fund (formerly 10 Year Note Bull 2.5X Fund)	Direxion Monthly 10 Year Note Bear 2X Fund (formerly 10 Year Note Bear 2.5X Fund)
Dynamic HY Bond Fund	HY Bear Fund

U.S. Government Money Market Fund

The Trust also offers the U.S. Government Money Market Fund (the “Money Market Fund”), which seeks security of principal, current income and liquidity by investing primarily in money market instruments issued or guaranteed, as to principal and interest, by the U.S. government, its agencies or instrumentalities. The Money Market Fund seeks to maintain a constant $1.00 net asset value per share, although this cannot be assured. Shares of the Money Market Fund are not deposits or obligations, or guaranteed or endorsed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. An investment in the Money Market Fund is neither insured nor guaranteed by the United States government.

This SAI, dated August [ ], 2009, is not a prospectus. It should be read in conjunction with the Funds’ Prospectus dated August [ ], 2009. This SAI is incorporated herein by reference into the Funds’ Prospectus. In other words, it is legally part of the Funds’ Prospectus. To receive a copy of the Prospectus, without charge, write or call the Trust at the address or telephone number listed above.

Dated: August [ ], 2009

i

APPENDIX A: DESCRIPTION OF CORPORATE BOND RATINGS	A-1

APPENDIX B	B-1

ii

THE DIREXION FUNDS

The Trust is a Massachusetts business trust organized on June 6, 1997 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of numerous separate series. On April 28, 2006, the Trust changed its name to the Direxion Funds. Prior to that date, the Trust was known as the Potomac Funds.

This SAI relates to the Investor Class Shares of all Funds.

Please note that shares of each Fund may not be available in all states. Shares of each Fund are only available in states in which they are authorized for purchase.

Except for the U.S. Government Money Market Fund, Dynamic HY Bond Fund and the HY Bear Fund, the Funds described in this SAI seek to provide calendar month leveraged investment results, before fees and expenses, which correspond to the performance of a particular index or benchmark. The Funds with the word “Bull” in their name (collectively, the “Bull Funds”) attempt to provide investment results that correlate positively to the return of an index or benchmark, meaning the Bull Funds attempt to move in the same direction as the target index or benchmark. Except for the HY Bear Fund, the Funds with the word “Bear” in their name (collectively, the “Bear Funds”) attempt to provide investment results that correlate negatively to the return of an index or benchmark, meaning that the Bear Funds attempt to move in the opposite or inverse direction of the target index or benchmark.

The correlations sought by the Bull Funds and the Bear Funds are generally a multiple of the returns of the target index or benchmark. For instance, the benchmark for the Direxion Monthly S&P 500® Bull 2X Fund is 200% of the calendar month price performance of the S&P 500® Index, while the benchmark for the Direxion Monthly S&P 500® Bear 2X Fund is 200% of the inverse, or opposite, of the calendar month price performance of the S&P 500® Index. If, over a given calendar month, the S&P 500® Index gains 1%, the Direxion Monthly S&P 500® Bull 2X Fund is designed to gain approximately 2% (which is equal to 200% of 1%), while the Direxion Monthly S&P 500® Bear 2X Fund is designed to lose approximately 2%. Conversely, if the S&P 500® Index loses 1% over a given calendar month, the Direxion Monthly S&P 500® Bull 2X Fund is designed to lose approximately 2%, while the Direxion Monthly S&P 500® Bear 2X Fund is designed to gain approximately 2%.

The Dynamic HY Bond Fund and the HY Bear Fund (the “HY Funds”) are actively managed Funds which do not seek to provide returns which are a multiple of the returns of the target index or benchmark. The Dynamic HY Bond Fund seeks to maximize total return (income plus capital appreciation) by investing primarily in debt instruments, including convertible securities, and derivatives of such instruments, with an emphasis on lower-quality debt instruments. The HY Bear Fund seeks to profit from a decline in the value of lower-quality debt instruments by creating short positions in such instruments and derivatives of such instruments. The term “bear” is used in the financial markets to describe a market which is declining in value. Generally, “bear” mutual funds attempt to profit from anticipated declines in the value of a security, industry, or market and may use aggressive techniques like selling short in pursuit of their objectives.

Other than the U.S. Government Money Market Fund, Dynamic HY Bond Fund and the HY Bear Fund, the Funds seek calendar month leveraged investment results and are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios. These Funds are very different from most mutual funds. First, other than the U.S. Government Money Market Fund, Dynamic HY Bond Fund and the HY Bear Fund, each Fund pursues monthly leveraged investment goals, which means that the Funds are riskier than alternatives that do not use leverage because the Funds magnify the performance of the benchmark of an investment. Second, each Bear Fund pursues investment goals which are inverse to the performance of its benchmark; a result opposite of most other mutual funds. Third, the Funds seek calendar month leveraged investment results. The pursuit of calendar month leveraged investment goals means that the return of a Fund for a period longer than a calendar month will be the product of the series of calendar month leveraged returns for each day during the relevant longer period. As a consequence, especially in periods of market volatility, the path of the benchmark during the longer period may be at least as important to the Fund’s return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for periods less than a calendar month or for a period different than the calendar month may not be the product of the return of the index for such shorter period and the magnification point for the Fund. The Funds are not suitable for all investors.

The Funds should be utilized only by sophisticated investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking calendar month leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. Investors who do not understand the Funds or do not intend to manage their funds on at least a monthly basis should not buy the Funds. There is no assurance that the Funds will achieve their objectives and an investment in a Fund could lose money. No single Fund is a complete investment program.

The Funds are designed principally for experienced investors seeking an asset allocation vehicle. The Funds may be used independently or in combination with each other as part of an overall strategy. Each Fund offers Investor Class shares. Investor Class shares are designed for sale directly to investors without a sales charge. The Investor Class is subject to fees under Rule 12b-1 and a separate shareholder services fee.

CLASSIFICATION OF THE FUNDS

Each Fund (other than the Money Market Fund) is a “non-diversified” series of the Trust pursuant to the 1940 Act. A Fund is considered “non-diversified” because a relatively high percentage of its assets may be invested in the securities of a limited number of issuers. To the extent that a Fund assumes large positions in the securities of a small number of issuers, the Fund’s net asset value (“NAV”) may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

Each Fund’s classification as a “non-diversified” series means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each Fund, however, intends to meet certain tax-related diversification standards at the end of each quarter of its taxable year.

INVESTMENT POLICIES AND TECHNIQUES

In general, each Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a manner designed to provide investment returns that correspond to a multiple of its index or benchmark. In particular, the Funds below seek the following investment results as compared to their indices or benchmarks:

Fund	Index or Benchmark	Monthly Target
Direxion Monthly S&P 500® Bull 2X Fund	S&P 500®	200%
Direxion Monthly S&P 500® Bear 2X Fund		-200%
Direxion Monthly NASDAQ-100® Bull 2X Fund	NASDAQ-100®	200%
Direxion Monthly NASDAQ-100® Bear 2X Fund		-200%
Direxion Monthly Small Cap Bull 2X Fund	Russell 2000®	200%
Direxion Monthly Small Cap Bear 2X Fund		-200%
Direxion Monthly Dollar Bull 2X Fund	U.S. Dollar®	200%
Direxion Monthly Dollar Bear 2X Fund		-200%
Direxion Monthly Commodity Bull 2X Fund	Morgan Stanley® Commodity Related	200%
Direxion Monthly China Bull 2X Fund	FTSE/Xinhua China 25 Index	200%

Fund	Index or Benchmark	Monthly Target
Direxion Monthly Emerging Markets Bull 2X Fund	MSCI Emerging MarketsSM	200%
Direxion Monthly Emerging Markets Bear 2X Fund		-200%
Direxion Monthly Developed Markets Bull 2X Fund	MSCI EAFE®	200%
Direxion Monthly Developed Market Bear 2X Fund		-200%
Direxion Monthly Latin America Bull 2X Fund	S&P® Latin America 40	200%
Direxion Monthly 10 Year Note Bull 2X Fund	10 Year Treasury Note	200%
Direxion Monthly 10 Year Note Bear 2X Fund		-200%

This section provides a detailed description of the securities in which a Fund may invest to achieve its investment objective, the strategies it may employ and the corresponding risks of such securities and strategies. The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets could experience increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue. The U.S. Government has already taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.

Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continued market turbulence may have an adverse effect on the Funds.

Asset-Backed Securities

A Fund may invest in asset-backed securities of any rating or maturity. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.

Bank Obligations

Money Market Instruments. The Funds may invest in bankers’ acceptances, certificates of deposit, demand and time deposits, savings shares and commercial paper of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus, and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”). The Funds also may invest in high quality, short-term, corporate debt obligations, including variable rate demand notes, having a maturity of one year or less. Because there is no secondary trading market in demand notes, the inability of the issuer to make required payments could impact adversely a Fund’s ability to resell when it deems advisable to do so.

A Fund may invest in foreign money market instruments, which typically involve more risk that investing in U.S. money market instruments. See “Foreign Securities” below. These risks include, among others, higher brokerage commissions, less public information, and less liquid markets in which to sell and meet large shareholder redemption requests.

Bankers’ Acceptances. Bankers’ acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods. They are termed “accepted” when a bank writes on the draft its agreement to pay it at maturity, using the word “accepted.” The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity.

Certificates of Deposit (“CDs”). The FDIC is an agency of the U.S. government that insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured to the extent this limit is exceeded. Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments must be limited to $100,000 per insured bank or savings and loan association.

Commercial Paper. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. A Fund may invest in commercial paper rated A-l or A-2 by Standard & Poor’s® Ratings Group (“S&P®”) or Prime-1 or Prime-2 by Moody’s Investors Services®, Inc. (“Moody’s”), and in other lower quality commercial paper.

Caps, Floors and Collars

The Funds may enter into caps, floors and collars relating to securities, interest rates or currencies. In a cap or floor, the buyer pays a premium (which is generally, but not always a single up-front amount) for the right to receive payments from the other party if, on specified payment dates, the applicable rate, index or asset is greater than (in the case of a cap) or less than (in the case of a floor) an agreed level, for the period involved and the applicable notional amount. A collar is a combination instrument in which the same party buys a cap and sells a floor. Depending upon the terms of the cap and floor comprising the collar, the premiums will partially or entirely offset each other. The notional amount of a cap, collar or floor is used to calculate payments, but is not itself exchanged. The Funds may be both buyers and sellers of these instruments. In addition, the Funds may engage in combinations of put and call options on securities (also commonly known as collars), which may involve physical delivery of securities. Like swaps, caps, floors and collars are very flexible products. The terms of the transactions entered by the Funds may vary from the typical examples described here.

Corporate Debt Securities

A Fund may invest in investment grade corporate debt securities of any rating or maturity. Investment grade corporate bonds are those rated BBB or better by S&P® or Baa or better by Moody’s. Securities rated BBB by S&P® are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix A for a description of corporate bond ratings. A Fund may also invest in unrated securities.

Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Depositary Receipts

To the extent a Fund invests in stocks of foreign corporations, a Fund’s investment in such stocks may also be in the form of depositary receipts or other securities convertible into securities of foreign issuers. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts (“ADRs”) are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (“GDRs”) are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.

Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

Fund investments in depositary receipts, which include ADRs, GDRs and EDRs, are deemed to be investments in foreign securities for purposes of a Fund’s investment strategy.

Equity Securities

Common Stocks. A Fund may invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Convertible Securities. A Fund may invest in convertible securities that may be considered high yield securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. When investing in convertible securities, a Fund may invest in the lowest credit rating category.

Preferred Stock. A Fund may invest in preferred stock. A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. When investing in preferred stocks, a Fund may invest in the lowest credit rating category.

Warrants and Rights. A Fund may purchase warrants and rights, which are instruments that permit a Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration, but they usually do not have voting rights or pay dividends. The market price of warrants is usually significantly less than the current price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

Foreign Currencies

A Fund may invest directly and indirectly in foreign currencies. Investments in foreign currencies are subject to numerous risks not least being the fluctuation of foreign currency exchange rates with respect to the U.S. dollar. Exchange rates fluctuate for a number of reasons.

Inflation. Exchange rates change to reflect changes in a currency’s buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.

Trade Deficits. Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country’s goods more expensive and less competitive and so reducing demand for its currency.

Interest Rates. High interest rates may raise currency values in the short term by making such currencies more attractive to investors. However, since high interest rates are often the result of high inflation, long-term results may be the opposite.

Budget Deficits and Low Savings Rates. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation. Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measure to cope with its deficits and debt.

Political Factors. Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall if a country appears a less desirable place in which to invest and do business.

Government Control. Through their own buying and selling of currencies, the world’s central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people’s expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal.

The value of a Fund’s investments is calculated in U.S. dollars each day that the New York Stock Exchange is open for business. As a result, to the extent that the a Fund’s assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. dollar, a Fund’s NAV per share as expressed in U.S. dollars (and, therefore, the value of your investment) should increase. If the U.S. dollar appreciates relative to the other currencies, the opposite should occur.

The currency-related gains and losses experienced by a Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. dollars. Gains or losses on shares of a Fund will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. dollars, in relation to the original U.S. dollar purchase price of the shares. The amount of appreciation or depreciation in a Fund’s assets also will be affected by the net investment income generated by the money market instruments in which each Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates.

A Fund may incur currency exchange costs when it sells instruments denominated in one currency and buy instruments denominated in another.

Currency Transactions. A Fund conducts currency exchange transactions on a spot basis. Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency. A Fund also enters into forward currency contracts. See “Options, Futures and Other Strategies” below. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

A Fund may invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the Adviser is trying to duplicate. For example, the combination of U.S. dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.

A Fund may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of a Fund in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.

A Fund may use forward currency contracts for position hedging if consistent with its policy of trying to expose its net assets to foreign currencies. A Fund is not required to enter into forward currency contracts for hedging purposes and it is possible that a Fund may not be able to hedge against a currency devaluation that is so generally anticipated that a Fund is unable to contract to sell the currency at a price above the devaluation level it anticipates. It also is possible, under certain circumstances, that a Fund may have to limit its currency transactions to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (“Code”).

A Fund currently does not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of its portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating it to buy, on the same maturity date, the same amount of the currency. If a Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.

If a Fund engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, a Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, a Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

Since a Fund invests in money market instruments denominated in foreign currencies, it may hold foreign currencies pending investment or conversion into U.S. dollars. Although a Fund values its assets daily in U.S. dollars, it does not convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will convert its holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, and offer to buy the currency at a lower rate if a Fund tries to resell the currency to the dealer.

Foreign Currency Options. A Fund may invest in foreign currency-denominated securities and may buy or sell put and call options on foreign currencies. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Foreign Currency Exchange-Related Securities.

Foreign currency warrants. Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal exchange rate linked securities. Principal exchange rate linked securities (“PERLsSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance indexed paper. Performance indexed paper (“PIPsSM”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Foreign Securities

A Fund may have both direct and indirect exposure through investments in stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices to foreign securities. In most cases, the best available market for foreign securities will be on exchanges or in over-the-counter (“OTC”) markets located outside the United States.

Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on or delays in the removal of funds or other assets of a fund, political or financial instability or diplomatic and other developments that could affect such investments. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments.

Developing and Emerging Markets. Emerging and developing markets abroad may offer special opportunities for investing but may have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.

Brazil. Investing in Brazil involves certain considerations not typically associated with investing in the United States. Additional considerations include: (i) investment and repatriation controls, which could affect a Fund’s ability to operate, and to qualify for the favorable tax treatment afforded to regulated investment companies for U.S. Federal income tax purposes; (ii) fluctuations in the rate of exchange between the Brazilian Real and the U.S. dollar; (iii) the generally greater price volatility and lesser liquidity that characterize Brazilian securities markets, as compared with U.S. markets; (iv) the effect that balance of trade could have on Brazilian economic stability and the Brazilian government's economic policy; (v) potentially high rates of inflation; (vi) governmental involvement in and influence on the private sector; (vii) Brazilian accounting, auditing and financial standards and requirements, which differ from those in the United States; (viii) political and other considerations, including changes in applicable Brazilian tax laws; and (ix) restrictions on investments by foreigners. While the economy of Brazil has enjoyed substantial economic growth in recent years there can be no guarantee this growth will continue.

China. Investing in China involves special considerations not typically associated with investing in countries with more democratic governments or more established economies or currency markets. These risks include: (i) the risk of nationalization or expropriation of assets or confiscatory taxation; (ii)greater governmental involvement in and control over the economy, interest rates and currency exchange rates; (iii) controls on foreign investment and limitations on repatriation of invested capital; (iv) greater social, economic and political uncertainty (including the risk of war); (v) dependency on exports and the corresponding importance of international trade; (vi) currency exchange rate fluctuations; and (vii) the risk that certain companies in which the Fund may invest may have dealings with countries subject to sanctions or embargoes imposed by the U.S. government or identified as state sponsors of terrorism. The government of China maintains strict currency controls in support of economic, trade and political objectives and regularly intervenes in the currency market. The government's actions in this respect may not be transparent or predictable. As a result, the value of the Yuan, and the value of securities designed to provide exposure to the Yuan, can change quickly and arbitrarily. Furthermore, it is difficult for foreign investors to directly access money market securities in China because of investment and trading restrictions. While the economy of China has enjoyed substantial economic growth in recent years there can be no guarantee this growth will continue. These and other factors may decrease the value and liquidity of a Fund's investments.

India. Investments in India involve special considerations not typically associated with investing in countries with more established economies or currency markets. Political and economic conditions and changes in regulatory, tax, or economic policy in India could significantly affect the market in that country and in surrounding or related countries and have a negative impact on a Fund's performance. Agriculture occupies a prominent position in the Indian economy and the Indian economy therefore may be negatively affected by adverse weather conditions. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. While the Indian government has implemented economic structural reform with the objective of liberalizing India's exchange and trade policies, reducing the fiscal deficit, controlling inflation, promoting a sound monetary policy, reforming the financial sector, and placing greater reliance on market mechanisms to direct economic activity, there can be no assurance that these policies will continue or that the economic recovery will be sustained. While the government of India is moving to a more liberal approach, it still places restrictions on the capability and capacity of foreign investors to access and trade Rupee directly. Foreign investors in India still face burdensome taxes on investments in income producing securities. While the economy of India has enjoyed substantial economic growth in recent years there can be no guarantee this growth will continue. These and other factors may decrease the value and liquidity of a Fund's investments.

Latin America. Investments in Latin American countries involve special considerations not typically associated with investing in the United States. Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels. In addition, the political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets. Certain Latin American countries may also have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies. Finally, a number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Russia. Investing in Russia involves risks and special considerations not typically associated with investing in United States. Since the breakup of the Soviet Union at the end of 1991, Russia has experienced dramatic political and social change. The political system in Russia is emerging from a long history of extensive state involvement in economic affairs. The country is undergoing a rapid transition from a centrally-controlled command system to a market-oriented, democratic model. As a result, relative to companies operating in Western economies, companies in Russian are characterized by a lack of: (i) management with experience of operating in a market economy; (ii) modern technology; and, (iii) a sufficient capital base with which to develop and expand their operations. It is unclear what will be the future effect on Russian companies, if any, of Russia’s continued attempts to move toward a more market-oriented economy. Russia’s economy has experienced severe economic recession, if not depression, since 1990 during which time the economy has been characterized by high rates of inflation, high rates of unemployment, declining gross domestic product, deficit government spending, and a devaluing currency. The economic reform program has involved major disruptions and dislocations in various sectors of the economy, and those problems have been exacerbated by growing liquidity problems. Further, Russia presently receives significant financial assistance from a number of countries through various programs. To the extent these programs are reduced or eliminated in the future, Russian economic development may be adversely impacted. The laws and regulations in Russia affecting Western investment business continue to evolve in an unpredictable manner. Russian laws and regulations, particularly those involving taxation, foreign investment and trade, title to property or securities, and transfer of title, which may be applicable to the Fund’s activities are relatively new and can change quickly and unpredictably in a manner far more volatile than in the United States or other developed market economies. Although basic commercial laws are in place, they are often unclear or contradictory and subject to varying interpretation, and may at any time be amended, modified, repealed or replaced in a manner adverse to the interest of the Fund.

Hybrid Instruments

A Fund may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. A hybrid could be, for example, a bond issued by an oil company that pays a small base level of interest, in addition to interest that accrues when oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of a Fund.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investment in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Illiquid Investments and Restricted Securities

Each Fund may purchase and hold illiquid investments. No Fund will purchase or otherwise acquire any security if, as a result, more than 15% (10% for the Money Market Fund) of its net assets (taken at current value) would be invested in investments that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), which the Board of Trustees (“Board” or “Trustees”) or Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”), the Funds’ investment adviser, has determined under Board-approved guidelines are liquid. No Fund, however, currently anticipates investing in such restricted securities.

The term “illiquid investments” for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the investments. Investments currently considered to be illiquid include: (1) repurchase agreements not terminable within seven days; (2) securities for which market quotations are not readily available; (3) over-the-counter (“OTC”) options and their underlying collateral; (4) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand; and (5) restricted securities not determined to be liquid pursuant to guidelines established by the Board; and (6) in certain circumstances, securities involved in swap, cap, floor or collar transactions. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that a Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

A Fund may not be able to sell illiquid investments when Rafferty considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid. In addition, the sale of illiquid investments may require more time and result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investment in illiquid investments may have an adverse impact on NAV.

Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities, and a Fund may be unable to dispose of such securities promptly or at reasonable prices.

Indexed Securities

A Fund may purchase indexed securities, which are securities, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators, consistent with its investment objective. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid. See “Illiquid Investments and Restricted Securities” above.

Interest Rate Swaps

A Fund may enter into interest rate swaps for hedging purposes and non-hedging purposes. Since swaps are entered into for good faith hedging purposes or are offset by a segregated account maintained by an approved custodian, Rafferty believes that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions. The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or other liquid securities having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by each Fund’s custodian. A Fund will not enter into any interest rate swap unless Rafferty believes that the other party to the transaction is creditworthy. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreement. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

Junk Bonds

A Fund may invest in lower-rated debt securities, including securities in the lowest credit rating category, of any maturity, often called “junk bonds.”

Junk bonds generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur.

The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Rafferty will monitor the investment to determine whether continued investment in the security will assist in meeting a Fund’s investment objective.

Mortgage-Backed Securities

A Fund may invest in mortgage-backed securities. A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae®” or “GNMA”), Federal National Mortgage Association (“Fannie Mae®” or “FNMA”) or Federal Home Loan Mortgage Corporation (“Freddie Mac®” or “FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provide certain guarantees. The corporation’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, each Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

Municipal Obligations

A Fund may invest in municipal obligations. In addition to the usual risks associated with investing for income, the value of municipal obligations can be affected by changes in the actual or perceived credit quality of the issuers. The credit quality of a municipal obligation can be affected by, among other factors: a) the financial condition of the issuer or guarantor; b) the issuer’s future borrowing plans and sources of revenue; c) the economic feasibility of the revenue bond project or general borrowing purpose; d) political or economic developments in the region or jurisdiction where the security is issued; and e) the liquidity of the security. Because municipal obligations are generally traded over the counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal issues can be enhanced by demand features, which enable a Fund to demand payment from the issuer or a financial intermediary on short notice.

Options, Futures and Other Strategies

General. A Fund may use certain options (traded on an exchange and OTC, or otherwise), futures contracts (sometimes referred to as “futures”) and options on futures contracts (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). In addition, a Fund’s ability to use Financial Instruments will be limited by tax considerations. See “Dividends, Other Distributions and Taxes.” Pursuant to a claim for exemption filed with the National Futures Association on behalf of each Fund, each Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

In addition to the instruments, strategies and risks described below and in the Prospectus, Rafferty may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as Rafferty develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. Rafferty may utilize these opportunities to the extent that they are consistent with a Fund’s investment objective and permitted by a Fund’s investment limitations and applicable regulatory authorities. A Fund’s Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1)   Successful use of most Financial Instruments depends upon Rafferty’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by Rafferty may still not result in a successful transaction. Rafferty may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

(2)   Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3)   As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If a Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that a Fund sell a portfolio security at a disadvantageous time. A Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

(4)   Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by a Fund on options transactions.

Cover. Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, U.S. Bank, N.A. (“Custodian”), in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover or accounts could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Options. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange® (“CBOE®”), the American Stock Exchange® (the “AMEX®”) and other exchanges, as well as the OTC markets.

By buying a call option on a security, a Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, a Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, a Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because a Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Risks of Options on Currencies, Securities and Commodities. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from which it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because a Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices. An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option. Some stock index options are based on a broad market index such as the S&P 500® Index, the NYSE Composite Index or the AMEX® Major Market Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by Rafferty are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These positions limits may restrict the number of listed options that a Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from a Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon a Fund’s exercise of the put, to deliver to a Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require a Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Forward Contracts. The Funds may enter into equity, equity index or interest rate forward contracts for purposes of attempting to gain exposure to an index or group of securities without actually purchasing these securities, or to hedge a position. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date. Because they are two-party contracts and because they may have terms greater than seven days, forward contracts may be considered to be illiquid for the Fund’s illiquid investment limitations. A Fund will not enter into any forward contract unless Rafferty believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor.

Futures Contracts and Options on Futures Contracts. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made.

When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When a Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether a Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of a Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. A Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures commission merchant. When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Combined Positions. A Fund may purchase and write options in combination with each other. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Other Investment Companies

A Fund may invest in the securities of other investment companies. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with a Fund’s own operations. A Fund intends to limit investments in securities issued by other investment companies in accordance with the 1940 Act.

Zero-Coupon Securities

A Fund may invest in zero-coupon securities of any rating or maturity. Zero-coupon securities make no periodic interest payment, but are sold at a deep discount from their face value (“original issue discount”). The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The original issue discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, a Fund may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon security holders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than securities paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the securities reflect a fixed rate of return. An investment in zero-coupon and delayed interest securities may cause a Fund to recognize income and to be required to make distributions thereof to shareholders before it receives any cash payments on its investment. See “Dividends, Other Distributions and Taxes – Income from Zero-Coupon and Payment-in-Kind Securities.”

Payment-In-Kind Securities and Strips

A Fund may invest in payment-in-kind securities and strips of any rating or maturity. Payment-in-kind securities allow the issuer, at its option, to make current interest payments on the bonds either in cash or in bonds. Both zero-coupon securities and payment-in-kind securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments to satisfy distribution requirements. A Fund may also invest in strips, which are debt securities whose interest coupons are taken out and traded separately after the securities are issued but otherwise are comparable to zero-coupon securities. Like zero-coupon securities and payment-in-kind securities, strips are generally more sensitive to interest rate fluctuations than interest paying securities of comparable term and quality.

Repurchase Agreements

A Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities. Repurchase agreements generally are for a short period of time, usually less than a week. Under a repurchase agreement, a Fund purchases a U.S. government security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during a Fund’s holding period. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement always will be less than one year. Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments. No Fund may enter into such a repurchase agreement if, as a result, more than 15% (10% in the case of the Money Market Fund) of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments. See “Illiquid Investments and Restricted Securities” above.

A Fund will always receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the dollar amount invested by a Fund in each repurchase agreement. In the event of default or bankruptcy by the seller, a Fund will liquidate those securities (whose market value, including accrued interest, must be at least 100% of the amount invested by a Fund) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to repurchase the security. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited.

Reverse Repurchase Agreements

A Fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a mutually agreed to price. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a Fund may decline below the price of the securities a Fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities. During that time, a Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of a Fund’s limitation on borrowing.

Short Sales

A Fund may engage in short sale transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed stock, a Fund will: (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the stock sold short and (b) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the stock at the time the stock was sold short; or (2) otherwise cover a Fund’s short position.

Swap Agreements

A Fund may enter into swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Custodian that satisfies the 1940 Act. A Fund also will establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund’s illiquid investment limitations. A Fund will not enter into any swap agreement unless Rafferty believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

A Fund may enter into a swap agreement with respect to an equity market index in circumstances where Rafferty believes that it may be more cost effective or practical than buying the securities represented by such index or a futures contract or an option on such index. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker-dealer. The counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. A Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks.

Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by a Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market. Rafferty, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Unrated Debt Securities

A Fund may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

U.S. Government Sponsored Enterprises (“GSE”)

GSE securities are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by GSEs and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government currently provides financial support to such GSEs or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

Certain U.S. Government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Others, such as securities issued by the Fannie Mae© and Freddie Mac©, are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, a fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The U.S. Government may choose not to provide financial support to GSEs or instrumentalities if it is not legally obligated to do so. A fund will invest in securities of such instrumentalities only when Rafferty is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

On September 7, 2008, Fannie Mae© and Freddie Mac© were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”) to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae© and Freddie Mac©’s assets and property and putting Fannie Mae© and Freddie Mac© in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae© and Freddie Mac© was replaced. Additionally, Fannie Mae© and Freddie Mac© are expected to modestly increase their mortgage-backed security portfolios through the end of 2009 and then gradually reduce such portfolios at the rate of 10 percent per year until stabilizing at a lower, less risky size.

The U.S. Treasury, FHFA and the Federal Reserve acted in collaboration to take the following steps to support the conservatorship. First, the U.S. Treasury and FHFA have established Preferred Stock Purchase Agreements pursuant to which the U.S. Treasury will receive senior preferred equity shares and warrants to ensure that Fannie Mae© and Freddie Mac© maintain a positive net worth. Fannie Mae© and Freddie Mac©’s common and preferred shareholders will bear any losses ahead of the new government senior preferred shares. Second, the U.S. Treasury has established a new secured lending credit facility which will be available to Fannie Mae© and Freddie Mac© to assist the entities in funding their regular business activities in the capital markets, until December 31, 2009. Also, the U.S. Treasury has initiated a program to purchase Fannie Mae© and Freddie Mac© mortgage-backed securities through December 31, 2009, to aid mortgage affordability.

U.S. Government Securities

A Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

U.S. government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

U.S. government securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years). All such Treasury securities are backed by the full faith and credit of the United States.

U.S. government agencies and instrumentalities that issue or guarantee securities include the Federal Housing Administration, the Federal National Mortgage Association (“Fannie Mae©”), the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association (“Ginnie Mae®”), the General Services Administration, the Central Bank for Cooperatives, the Federal Home Loan Banks the Federal Home Loan Mortgage Corporation (“Freddie Mac©”), the Farm Credit Banks, the Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association (“Sallie Mae©”).

Yields on short-, intermediate- and long-term U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in the market interest rates. An increase in interest rates, therefore, generally would reduce the market value of a Fund’s portfolio investments in U.S. government securities, while a decline in interest rates generally would increase the market value of a Fund’s portfolio investments in these securities.

When-Issued Securities

A Fund may enter into firm commitment agreements for the purchase of securities on a specified future date. A Fund may purchase, for example, new issues of fixed-income instruments on a when-issued basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of transaction. A Fund will not purchase securities on a when-issued basis if, as a result, more than 15% of its net assets would be so invested. If a Fund enters into a firm commitment agreement, liability for the purchase price and the rights and risks of ownership of the security accrue to a Fund at the time it becomes obligated to purchase such security, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of such an agreement would be to obligate a Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time a Fund is obligated to purchase such a security, it will be required to segregate assets with an approved custodian in an amount sufficient to settle the transaction.

Other Investment Risks and Practices

Borrowing. A Fund may borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in a Fund’s NAV and on a Fund’s investments. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for a Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, that Fund’s net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss.

A Fund may borrow money to facilitate management of a Fund’s portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the required asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio investments within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio instruments at that time.

In addition to the foregoing, Direxion Monthly Small Cap Bull 2X Fund, the Direxion Monthly Small Cap Bear 2X Fund, the Direxion Monthly Emerging Markets Bull 2X Fund, the Direxion Monthly Emerging Markets Bear 2X Fund, the Direxion Monthly Commodity Bull 2X Fund, the Direxion Monthly 10 Year Note Bull 2X Fund and the Direxion Monthly 10 Year Note Bear 2X Fund may borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of their total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. Each Fund may pledge portfolio securities as Rafferty deems appropriate in connection with any borrowings.

Lending Portfolio Securities. Each Fund may lend portfolio securities with a value not exceeding 33 1/3% (15% in the case of the Money Market Fund) of its total assets to brokers, dealers, and financial institutions. Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing any combination of short-term government securities and cash as collateral with a Fund. The collateral must be equal to at least 100% of the market value of the loaned securities, which will be marked to market daily. While a Fund’s portfolio securities are on loan, a Fund continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the collateral or fee income if the loan is otherwise collateralized. A Fund may invest the interest received and the collateral, thereby earning additional income. Loans would be subject to termination by the lending Fund on a four-business days notice or by the borrower on a one-day notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and that Fund’s shareholders. A lending Fund may pay reasonable finders, borrowers, administrative and custodial fees in connection with a loan. Each Fund currently has no intention of lending its portfolio securities.

Portfolio Turnover. The Trust anticipates that each Fund’s annual portfolio turnover will vary. A Fund’s portfolio turnover rate is calculated by the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this calculation, instruments with remaining maturities of less than one year are excluded from the portfolio turnover rate. Such instruments generally would include futures contracts and options, since such contracts generally have a remaining maturity of less than one year. In any given period, all of a Fund’s investments may have a remaining maturity of less than one year; in that case, the portfolio turnover rate for that period would be equal to zero. However, each Fund’s portfolio turnover rate, except for the Money Market Fund, calculated with all securities whose maturities were one year or less is anticipated to be unusually high.

High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to a Fund’s shareholders from the Fund’s distributions of the increased capital gain recognized as a result of that trading. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Risk of Tracking Error

Several factors may affect a Fund’s ability to track the performance of its applicable index. Among these factors are: (1) Fund expenses, including brokerage expenses and commissions (which may be increased by high portfolio turnover); (2) less than all of the securities in the target index being held by a Fund and securities not included in the target index being held by a Fund; (3) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts and options, and the performance of the underlying securities in the cash market comprising an index; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) a Fund holding instruments that are illiquid or the market for which becomes disrupted; (6) the need to conform a Fund’s portfolio holdings to comply with that Fund’s investment restrictions or policies, or regulatory or tax law requirements; and (7) market movements that run counter to a leveraged Fund’s investments (which will cause divergence between a Fund and its target index over time due to the mathematical effects of leveraging).

While index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviation, such as on a daily basis, does occur with these instruments. As a result, a Fund’s short-term performance will reflect such deviation from its target index.

In the case of Bear Funds whose NAVs are intended to move inversely from their target indices the factor of compounding also may lead to tracking error. Even if there is a perfect inverse correlation between a Fund and the return of its applicable target index on a calendar month basis, the symmetry between the changes in the benchmark and the changes in a Fund’s NAV can be altered significantly over time by a compounding effect. For example, if a Fund achieved a perfect inverse correlation with its target index in every calendar month over an extended period and the level of returns of that index significantly decreased during that period, a compounding effect for that period would result, causing an increase in a Fund’s NAV by a percentage that is somewhat greater than the percentage that the index’s returns decreased. Conversely, if a Fund maintained a perfect inverse correlation with its target index over an extended period and if the level of returns of that index significantly increased over that period, a compounding effect would result, causing a decrease of a Fund’s NAV by a percentage that would be somewhat less than the percentage that the index returns increased.

Leverage

If you invest in a Fund other than the U.S. Government Money Market Fund, Dynamic HY Bond Fund and the HY Bear Fund, you are exposed to the risk that adverse calendar month performance of a Fund’s target index will be leveraged. This means that, if a Fund’s target index experiences an adverse calendar month performance, your investment in the Fund will be reduced by an amount equal to 2% for every 1% of adverse performance, not including the cost of financing the portfolio and the impact of operating expenses, which would further lower your investment. A Fund could theoretically lose an amount greater than its net assets in the event of a movement of its target index in excess of 50% in a direction adverse to the Fund (meaning a decline in the value of the target index of a Bull Fund and a gain in the value of the target index for a Bear Fund). Further, purchasing shares intra-calendar month may result in greater than 200% exposure to the performance of the target index if the target index moved in a direction adverse to the Fund between the end of the last calendar month and the time the investor purchased Fund shares. The Funds’ prospectus provides a detailed discussion of such risks.

Intra-Calendar Month Investments

The Funds seek calendar month leveraged investment results which should not be equated with seeking a leveraged goal for shorter than a calendar month. Thus, an investor who purchases shares on a day other than the last business day of a calendar month will likely have more, or less, than 200% leveraged investment exposure to the target index, depending upon the movement of the target index from the end of the prior calendar month until the point of purchase. If the target index moves in a direction favorable to the Fund, the investor will receive exposure to the target index less than 200%. Conversely, if the target index moves in a direction adverse to the Fund, the investor will receive exposure to the target index greater than 200%. The Funds’ prospectus provides a detailed discussion of such risk.

Negative Implications of Monthly Goals in Volatile Markets

Each Fund seeks to provide a return which is a multiple of the calendar month performance of its benchmark. No Fund attempts to, and no Fund should be expected to, provide returns which are a multiple of the return of the benchmark for periods longer than a single month. Each Fund repositions its portfolio on the last business day of a given calendar month, increasing exposure in response to that calendar month’s gains or reducing exposure in response to that calendar month’s losses. If adverse calendar month performance of a Fund’s target index reduces the amount of a shareholder’s investment, any further adverse calendar month performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable calendar month performance of a Fund’s target index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase correspondingly.

Monthly repositioning will impair a Fund’s performance if the benchmark experiences volatility. For instance, a hypothetical 3X Fund, whether Bull or Bear, would be expected to lose 6.48% (as shown in Graph 1 below) if its benchmark were flat over a hypothetical one year period during which its benchmark experienced annualized volatility of 15%. If the benchmark’s annualized volatility were to rise to 40%, the hypothetical loss for a one year period would widen to approximately 38% (as illustrated in Graph 2). An index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of an index. Other indexes to which the Funds are benchmarked have different historical volatility rates; the current volatility rates for certain of the Trust’s other Funds are substantially in excess of 40%. Since market volatility, like that experienced by the markets currently, has negative implications for Funds which rebalance monthly, investors should be sure to monitor and manage their investments in the Funds in volatile markets.

Special Note Regarding the Correlation Risks of Bull Funds. As discussed in the Prospectus, each of the Bull Funds is “leveraged” in the sense that each has an investment objective to match a multiple of the performance of an index on a given day. The Bull Funds are subject to all of the correlation risks described in the Prospectus. In addition, there is a special form of correlation risk that derives from the Funds’ use of leverage, which is that for periods greater than one calendar month, the use of leverage tends to cause the performance of a Fund to be either greater than, or less than, the index performance times the stated multiple in the fund objective.

A Bull Fund’s return for periods longer than one calendar month is primarily a function of the following:

a)	index performance;

b)	index volatility;

c)	financing rates associated with leverage;

d)	other fund expenses;

e)	dividends paid by companies in the index; and

f)	period of time.

The fund performance for a Bull Fund can be estimated given any set of assumptions for the factors described above. The tables below illustrate the impact of two factors, index volatility and index performance, on a Bull Fund. Index volatility is a statistical measure of the magnitude of fluctuations in the returns of an index and is calculated as the standard deviation of the natural logarithms of one plus the index return (calculated daily), multiplied by the square root of the number of trading days per year (assumed to be 252). The tables show estimated fund returns for a number of combinations of index performance and index volatility over a one year period. Assumptions used in the tables include: a) no dividends paid by the companies included in the index; b) no fund expenses; and c) borrowing/lending rates (to obtain leverage) of zero percent. If fund expenses were included, the fund’s performance would be lower than shown.

The first table below shows an example in which a Bull Fund that has an investment objective to correspond to three times (300% of) the monthly performance of an index. The Bull Fund could be expected to achieve a 30% return on a yearly basis if the index performance was 10%, absent any costs or the correlation risk or other factors described above and in the Prospectus under “Correlation Risk.” However, as the table shows, with an index volatility of 20%, such a fund would return 18.02%, again absent any costs or other factors described above and in the Prospectus under “Correlation Risk.” In the charts below, areas shaded green represent those scenarios where a Bull Fund with the investment objective described will outperform (i.e., return more than) the index performance times the stated multiple in the Fund’s investment objective; conversely areas shaded red represent those scenarios where the Fund will underperform (i.e., return less than) the index performance times the stated multiple in the Fund’s investment objective.

Estimated Fund Return Over One Year of Bull Funds.

	300%	Index Volatility
One Year Index	One Year Index
Performance	Performance	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%
-50%	-150%	-87.67%	-87.94%	-88.39%	-88.98%	-89.71%	-90.53%	-91.43%	-92.36%	-93.29%	-94.21%	-95.08%
-45%	-135%	-83.56%	-83.92%	-84.52%	-85.31%	-86.27%	-87.38%	-88.56%	-89.81%	-91.05%	-92.27%	-93.44%
-40%	-120%	-78.63%	-79.10%	-79.88%	-80.91%	-82.17%	-83.59%	-85.13%	-86.75%	-88.38%	-89.96%	-91.49%
-35%	-105%	-72.80%	-73.41%	-74.39%	-75.70%	-77.29%	-79.11%	-81.08%	-83.14%	-85.19%	-87.21%	-89.15%
-30%	-90%	-66.01%	-66.76%	-67.98%	-69.63%	-71.62%	-73.88%	-76.34%	-78.90%	-81.48%	-84.01%	-86.44%
-25%	-75%	-58.17%	-59.10%	-60.60%	-62.63%	-65.07%	-67.86%	-70.90%	-74.02%	-77.20%	-80.34%	-83.32%
-20%	-60%	-49.21%	-50.34%	-52.17%	-54.62%	-57.59%	-60.98%	-64.63%	-68.47%	-72.33%	-76.09%	-79.67%
-15%	-45%	-39.06%	-40.42%	-42.61%	-45.56%	-49.12%	-53.17%	-57.57%	-62.16%	-66.84%	-71.30%	-75.66%
-10%	-30%	-27.65%	-29.26%	-31.86%	-35.35%	-39.58%	-44.42%	-49.65%	-55.11%	-60.60%	-65.93%	-71.06%
-5%	-15%	-14.91%	-16.79%	-19.86%	-23.96%	-28.97%	-34.61%	-40.78%	-47.16%	-53.63%	-59.98%	-66.02%
0%	0%	-0.75%	-2.95%	-6.52%	-11.31%	-17.12%	-23.75%	-30.92%	-38.42%	-45.95%	-53.24%	-60.35%
5%	15%	14.90%	12.34%	8.20%	2.65%	-4.09%	-11.77%	-20.06%	-28.70%	-37.39%	-45.96%	-54.10%
10%	30%	32.09%	29.16%	24.40%	18.02%	10.25%	1.45%	-8.06%	-18.00%	-28.04%	-37.85%	-47.21%
15%	45%	50.92%	47.56%	42.11%	34.84%	25.97%	15.91%	5.06%	-6.42%	-17.76%	-29.04%	-39.69%
20%	60%	71.44%	67.62%	61.46%	53.15%	43.06%	31.57%	19.18%	6.28%	-6.71%	-19.58%	-31.70%
25%	75%	93.74%	89.42%	82.41%	73.05%	61.64%	48.66%	34.70%	20.00%	5.29%	-9.26%	-22.80%
30%	90%	117.88%	113.01%	105.10%	94.55%	81.66%	67.19%	51.37%	34.80%	18.38%	2.23%	-13.59%
35%	105%	143.92%	138.47%	129.64%	117.79%	103.43%	87.06%	69.28%	50.99%	32.37%	13.84%	-3.24%
40%	120%	171.97%	165.85%	155.99%	142.72%	126.67%	108.36%	88.66%	67.88%	47.33%	26.79%	7.60%
45%	135%	202.06%	195.26%	184.25%	169.50%	151.56%	131.38%	109.44%	86.00%	63.14%	40.68%	19.26%
50%	150%	234.28%	226.74%	214.51%	198.08%	178.22%	155.74%	131.23%	105.78%	80.18%	55.12%	31.98%

Estimated Fund Return Over One Year of 1X Bear Funds.

	Inverse of	Index Volatility
One Year Index	One Year Index
Performance	Performance	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%
-50%	50%	99.1%	97.7%	95.3%	91.9%	87.7%	82.8%	77.2%	70.5%	63.7%	56.1%	48.1%
-45%	45%	81.1%	79.8%	77.6%	74.5%	70.8%	66.2%	60.8%	55.4%	49.1%	42.1%	34.5%
-40%	40%	66.1%	64.9%	62.8%	60.1%	56.5%	52.5%	47.6%	42.2%	36.4%	30.3%	23.5%
-35%	35%	53.4%	52.2%	50.4%	47.8%	44.6%	40.6%	36.3%	31.4%	26.0%	20.2%	13.9%
-30%	30%	42.4%	41.4%	39.6%	37.2%	34.3%	30.6%	26.4%	22.0%	16.7%	11.7%	5.8%
-25%	25%	33.0%	32.0%	30.4%	28.1%	25.4%	21.9%	18.1%	13.7%	9.1%	4.1%	-1.4%
-20%	20%	24.7%	23.7%	22.2%	20.1%	17.5%	14.2%	10.7%	6.5%	2.3%	-2.5%	-7.1%
-15%	15%	17.3%	16.5%	15.0%	13.1%	10.5%	7.6%	4.1%	0.4%	-3.9%	-8.2%	-13.2%
-10%	10%	10.8%	10.0%	8.6%	6.8%	4.4%	1.6%	-1.7%	-5.3%	-9.1%	-13.2%	-17.6%
-5%	5%	5.0%	4.2%	2.9%	1.2%	-1.1%	-3.7%	-6.7%	-10.3%	-13.9%	-18.0%	-21.9%
0%	0%	-0.2%	-1.0%	-2.2%	-3.9%	-6.1%	-8.6%	-11.5%	-14.9%	-18.2%	-22.0%	-26.0%
5%	-5%	-5.0%	-5.7%	-6.9%	-8.5%	-10.5%	-13.0%	-15.7%	-18.9%	-22.2%	-25.9%	-29.4%
10%	-10%	-9.3%	-10.0%	-11.1%	-12.7%	-14.6%	-16.9%	-19.5%	-22.5%	-25.6%	-29.3%	-32.8%
15%	-15%	-13.3%	-13.9%	-15.0%	-16.5%	-18.3%	-20.6%	-23.1%	-25.9%	-28.9%	-32.3%	-35.9%
20%	-20%	-16.9%	-17.5%	-18.5%	-20.0%	-21.8%	-23.9%	-26.3%	-29.1%	-32.1%	-35.5%	-38.5%
25%	-25%	-20.2%	-20.8%	-21.8%	-23.2%	-24.9%	-27.0%	-29.3%	-31.8%	-34.8%	-37.8%	-41.2%
30%	-30%	-23.3%	-23.9%	-24.8%	-26.2%	-27.8%	-29.8%	-32.1%	-34.5%	-37.2%	-40.2%	-43.2%
35%	-35%	-26.1%	-26.7%	-27.6%	-28.9%	-30.5%	-32.5%	-34.5%	-37.1%	-39.7%	-42.5%	-45.7%
40%	-40%	-28.8%	-29.3%	-30.2%	-31.5%	-33.1%	-34.9%	-37.1%	-39.4%	-41.8%	-44.9%	-47.4%
45%	-45%	-31.2%	-31.8%	-32.6%	-33.9%	-35.4%	-37.2%	-39.1%	-41.3%	-44.0%	-46.7%	-49.7%
50%	-50%	-33.5%	-34.1%	-34.9%	-36.1%	-37.4%	-39.2%	-41.3%	-43.4%	-45.8%	-48.4%	-51.1%

Estimated Fund Return Over One Year of 3X Bear ETFs.

	300% Inverse of	Index Volatility
One Year Index	One Year Index
Performance	Performance	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%
-50%	150%	679.4%	646.2%	593.9%	526.6%	449.6%	367.9%	287.1%	210.0%	141.3%	82.1%	33.3%
-45%	135%	487.3%	462.2%	422.6%	371.6%	313.4%	251.9%	190.6%	132.9%	80.9%	36.5%	-0.1%
-40%	120%	353.4%	333.9%	303.2%	264.0%	219.0%	171.1%	123.9%	79.2%	39.4%	4.7%	-23.4%
-35%	105%	257.2%	241.8%	217.7%	186.6%	150.9%	113.3%	75.9%	40.7%	9.3%	-17.9%	-40.0%
-30%	90%	186.4%	174.0%	154.5%	129.5%	101.1%	70.8%	40.8%	12.6%	-12.7%	-34.2%	-52.2%
-25%	75%	133.1%	123.0%	107.2%	86.7%	63.4%	38.7%	14.3%	-8.6%	-29.3%	-46.8%	-61.4%
-20%	60%	92.2%	83.9%	70.7%	53.9%	34.6%	14.2%	-5.9%	-24.9%	-41.9%	-56.3%	-68.3%
-15%	45%	60.3%	53.4%	42.4%	28.2%	12.2%	-4.9%	-21.7%	-37.5%	-51.7%	-63.8%	-73.7%
-10%	30%	35.1%	29.2%	19.9%	8.0%	-5.6%	-19.9%	-34.1%	-47.5%	-59.5%	-69.6%	-77.9%
-5%	15%	14.9%	9.9%	1.9%	-8.2%	-19.8%	-32.0%	-44.1%	-55.5%	-65.5%	-74.3%	-81.3%
0%	0%	-1.5%	-5.8%	-12.6%	-21.3%	-31.3%	-41.8%	-52.1%	-61.9%	-70.6%	-78.0%	-84.1%
5%	-15%	-14.9%	-18.7%	-24.6%	-32.1%	-40.7%	-49.8%	-58.8%	-67.2%	-74.7%	-81.1%	-86.3%
10%	-30%	-26.0%	-29.3%	-34.4%	-41.0%	-48.5%	-56.4%	-64.2%	-71.5%	-78.1%	-83.6%	-88.2%
15%	-45%	-35.3%	-38.1%	-42.6%	-48.4%	-55.1%	-61.9%	-68.8%	-75.1%	-80.9%	-85.7%	-89.7%
20%	-60%	-43.0%	-45.6%	-49.5%	-54.6%	-60.4%	-66.5%	-72.6%	-78.3%	-83.2%	-87.5%	-91.0%
25%	-75%	-49.6%	-51.9%	-55.4%	-59.9%	-65.0%	-70.5%	-75.8%	-80.8%	-85.2%	-89.0%	-92.1%
30%	-90%	-55.2%	-57.2%	-60.4%	-64.4%	-69.0%	-73.8%	-78.6%	-83.0%	-87.0%	-90.3%	-93.0%
35%	-105%	-60.1%	-61.9%	-64.7%	-68.3%	-72.4%	-76.7%	-80.9%	-84.9%	-88.4%	-91.4%	-93.8%
40%	-120%	-64.2%	-65.8%	-68.4%	-71.6%	-75.3%	-79.1%	-83.0%	-86.5%	-89.7%	-92.3%	-94.5%
45%	-135%	-67.8%	-69.3%	-71.5%	-74.5%	-77.8%	-81.3%	-84.8%	-87.9%	-90.8%	-93.2%	-95.1%
50%	-150%	-70.9%	-72.3%	-74.3%	-77.0%	-80.0%	-83.2%	-86.3%	-89.2%	-91.7%	-93.9%	-95.6%

The foregoing tables are intended to isolate the effect of index volatility and index performance on the return of a Bull Fund. The fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of factors discussed above or under “Correlation Risk” in the Prospectus.

INVESTMENT RESTRICTIONS

In addition to the investment policies and limitations described above and described in the Prospectus, the Trust, on behalf of each Fund has adopted the following investment limitations, which are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of that Fund. Under the 1940 Act, a “vote of the majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of a Fund; or (2) 67% or more of the shares of a Fund present at a shareholders’ meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. If at any time a Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced promptly to the extent necessary to comply with the limitation.

Except for the Money Market Fund, a Fund shall not:

1.

Lend any security or make any other loan if, as a result, more than 33 1/3% of the value of a Fund’s total assets would be lent to other parties, except (1) through the purchase of a portion of an issue of debt securities in accordance with a Fund’s investment objective, policies and limitations; or (2) by engaging in repurchase agreements with respect to portfolio securities.

2.	Underwrite securities of any other issuer.

3.	Purchase, hold, or deal in real estate or oil and gas interests.

4.

Pledge, mortgage, or hypothecate a Fund’s assets, except (1) to the extent necessary to secure permitted borrowings; (2) in connection with the purchase of securities on a forward-commitment or delayed-delivery basis or the sale of securities on a delayed-delivery basis; and (3) in connection with options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

5.

Invest in physical commodities, except that a Fund may purchase and sell foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other financial instruments.

6.

Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued by excluding liabilities and indebtedness not constituting senior securities), except (1) that a Fund may issue senior securities in connection with transactions in options, futures, options on futures and forward contracts, swaps, caps, floors, collars and other similar investments; (2) as otherwise permitted herein and in Limitation 4 above and 7 below; and (3) each Fund, except the Direxion Monthly NASDAQ-100® Bull 1.25X Fund, the Direxion Monthly Small Cap Bull 2X Fund and the Dow 30SM Bull 1.25 Fund, may make short sales of securities.

7.	Borrowing

Each Fund, except the Direxion Monthly Small Cap Bull 2X Fund, the Direxion Monthly Small Cap Bear 2X Fund, the Direxion Monthly Emerging Markets Bull 2X Fund, the Direxion Monthly Emerging Markets Bear 2X Fund, the Direxion Monthly Commodity Bull 2X Fund, the Direxion Monthly 10 Year Note Bull 2X Fund, the Direxion Monthly 10 Year Note Bear 2X Fund, the Dynamic HY Bond Fund and the HY Bear Fund have each adopted the following investment limitation:

A Fund shall not:

Borrow money, except (1) to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets); (2) to enter into reverse repurchase agreements; or (3) to lend portfolio securities. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.

The Direxion Monthly Small Cap Bull 2X Fund, the Direxion Monthly Emerging Markets Bull 2X Fund, the Direxion Monthly Emerging Markets Bear 2X Fund, the Direxion Monthly Commodity Bull 2X Fund, the Direxion Monthly 10 Year Note Bull 2X Fund, the Direxion Monthly 10 Year Note Bear 2X Fund, the Dynamic HY Bond Fund and the HY Bear Fund have each adopted the following investment limitation:

A Fund shall not:

Borrow money, except (1) to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of each Fund’s total assets; (2) as a temporary measure and then only in amounts not to exceed 5% of the value of each Fund’s total assets; (3) to enter into reverse repurchase agreements; or (4) to lend portfolio securities. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.

The Direxion Monthly Small Cap Bear 2X Fund has adopted the following investment limitation:

A Fund shall not:

Borrow money, except (1) as a temporary measure for extraordinary or emergency purposes and then only in amounts not to exceed 5% of the value of a Fund’s total assets; (2) in an amount up to 33 1/3% of the value of a Fund’s total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio securities; (3) to enter into reverse repurchase agreements; and (4) to lend portfolio securities. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.

8.	Short Sales

The Direxion Monthly Small Cap Bull 2X Fund has adopted the following investment limitation:

A Fund shall not

Make short sales of portfolio securities or purchase any portfolio securities on margin but may make short sales “against the box,” obtain such short-term credits as are necessary for the clearance of transactions, and make margin payments in connection with options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

9.	25% Limitation

Each Fund has adopted the following investment limitation:

A Fund shall not:

Invest more than 25% of the value of its net assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Money Market Fund

The Money Market Fund has adopted the following investment limitations:

The Money Market Fund shall not:

10.	Make loans, except through the purchase of qualified debt obligations, loans of portfolio securities and entry into repurchase agreements.

11.

Lend the Money Market Fund’s portfolio securities in excess of 15% of its total assets. Any loans of the Money Market Fund’s portfolio securities will be made according to guidelines established by the Trustees, including the maintenance of cash collateral of the borrower equal at all times to the current market value of the securities loaned.

12.	Underwrite securities of any other issuer.

13.	Purchase, hold, or deal in real estate or oil and gas interests.

14.	Issue senior securities, except as permitted by the Money Market Fund’s investment objective and policies.

15.

Purchase or sell physical commodities; provided, however, that this investment limitation does not prevent the Money Market Fund from purchasing and selling options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

16.	Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

17.

Mortgage, pledge, or hypothecate the Money Market Fund’s assets except to secure permitted borrowings or in connection with options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments. In those cases, the Money Market Fund may mortgage, pledge, or hypothecate assets having a market value not exceeding the lesser of the dollar amount borrowed or 15% of the value of total assets of the Money Market Fund at the time of the borrowing.

18.

Make short sales of portfolio securities or purchase any portfolio securities on margin, except to obtain such short-term credits as are necessary for the clearance of purchases and sales of securities; provided, however, that this investment limitation does not prevent the Money Market Fund from purchasing and selling options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

In addition, the Money Market Fund does not presently intend to purchase and sell foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors and collars.

Each Fund has adopted the following fundamental investment policy that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:

Notwithstanding any other limitation, a Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as a Fund. For this purpose, “all of a Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Trustees, Rafferty is responsible for decisions to buy and sell securities for each Fund, the selection of broker-dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Rafferty expects that a Fund may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. For the Money Market Fund, there is generally no stated commission in the case of fixed income securities, which are commonly traded in the OTC market, but the price paid usually includes an undisclosed dealer commission or mark-up.

When selecting a broker or dealer to execute portfolio transactions, Rafferty considers many factors, including the rate of commission or the size of the broker-dealer’s “spread,” the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer and the research, statistical and economic data furnished by the broker-dealer to Rafferty.

In effecting portfolio transactions for a Fund (other than the Money Market Fund), Rafferty seeks to receive the closing prices of securities that are in line with those of the securities included in the applicable index and seeks to execute trades of such securities at the lowest commission rate reasonably available. With respect to agency transactions, Rafferty may execute trades at a higher rate of commission if reasonable in relation to brokerage and research services provided to a Fund or Rafferty. Such services may include the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. Each Fund believes that the requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude a Fund and Rafferty from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Rafferty relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

Rafferty may use research and services provided to it by brokers in servicing all Funds; however, not all such services may be used by Rafferty in connection with a Fund. While the receipt of such information and services is useful in varying degrees and generally would reduce the amount of research or services otherwise performed by Rafferty, this information and these services are of indeterminable value and would not reduce Rafferty’s investment advisory fee to be paid by a Fund.

Purchases and sales of U.S. government securities normally are transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

Aggregate brokerage commissions paid by each of the following Funds for the periods shown are set forth in the tables below.

Direxion Monthly Small Cap Bull 2X Fund	Brokerage Fees Paid
Year Ended August 31, 2008	$ 54,533
Year Ended August 31, 2007	$ 11,926
Year Ended August 31, 2006	$ 3,470

Direxion Monthly Small Cap Bear 2X Fund	Brokerage Fees Paid
Year Ended August 31, 2008	$ 154,499
Year Ended August 31, 2007	$ 33,250
Year Ended August 31, 2006	$ 6,783

Direxion Monthly 10 Year Note Bull 2X Fund	Brokerage Fees Paid
Year Ended August 31, 2008	$ 44,848
Year Ended August 31, 2007	$ 5,291
Year ended August 31, 2006	$ 8,034

Direxion Monthly 10 Year Note Bear 2X Fund	Brokerage Fees Paid
Year Ended August 31, 2008	$ 13,876
Year Ended August 31, 2007	$ 4,335
Year Ended August 31, 2006	$ 9,936

Direxion Monthly Commodity Bull 2X Fund	Brokerage Fees Paid
Year Ended August 31, 2008	$ 196,538
Year Ended August 31, 2007	$ 26,637
Year Ended August 31, 2006	$ 17,451

Direxion Monthly China Bull 2X Fund	Brokerage Fees Paid
Year Ended August 31, 2008	$ 48,008

Direxion Monthly Developed Markets Bull 2X Fund	Brokerage Fees Paid
Year Ended August 31, 2008	$ 66,183
Year Ended August 31, 2007	$ 21,750
January 1, 2006 - August 31, 2006	$ 3,283

Direxion Monthly Developed Markets Bear 2X Fund	Brokerage Fees Paid
Year Ended August 31, 2008	$ 207,544
Year Ended August 31, 2007	$ 1,667
February 6, 2006 - August 31, 2006	$ 535

Direxion Monthly Emerging Markets Bull 2X Fund	Brokerage Fees Paid
Year Ended August 31, 2008	$ 294,657
Year Ended August 31, 2007	$ 76,604
November 1, 2005 - August 31, 2006	$ 27,493

Direxion Monthly Emerging Markets Bear 2X Fund	Brokerage Fees Paid
Year Ended August 31, 2008	$ 279,725
Year Ended August 31, 2007	$ 3,847
November 4, 2005 - August 31, 2006	$ 51

HY Bear Fund	Brokerage Fees Paid
Year Ended August 31, 2008	$ 11,982
Year Ended August 31, 2007	$ 13,454
September 20, 2005 - August 31, 2006*	$ 0

Dynamic HY Bond Fund	Brokerage Fees Paid
Year Ended August 31, 2008	$ 41,577
Year Ended August 31, 2007	$ 36,228
Year Ended August 31, 2006*	$ 68

Money Market Fund*	Brokerage Fees Paid
Year Ended August 31, 2008	$ 0
Year Ended August 31, 2007	$ 0
Year Ended August 31, 2006	$ 0

*     The Money Market Fund trades fixed income securities with no stated commission. The aggregate brokerage fees reflected above do not include undisclosed dealer commissions or mark-up/downs.

Direxion Monthly NASDAQ-100® Bull 2X Fund	Brokerage Fees Paid
Year Ended April 30, 2008	$ 113,130
May 2, 2006 - April 30, 2007	$ 10,664

Direxion Monthly NASDAQ-100® Bear 2X Fund	Brokerage Fees Paid
Year Ended April 30, 2008	$ 127,171
May 2, 2006 – April 30, 2007	$ 0

Direxion Monthly Latin America Bull 2X Fund	Brokerage Fees Paid
Year Ended April 30, 2008	$ 655,798
May 2, 2006 - April 30, 2007	$ 20,385

Direxion Monthly S&P 500® Bull 2X Fund	Brokerage Fees Paid
Year Ended April 30, 2008	$ 61,317
May 1, 2006 - April 30, 2007	$ 0

Direxion Monthly S&P 500® Bear 2X Fund	Brokerage Fees Paid
Year Ended April 30, 2008	$ 132,641
May 1, 2006 - April 30, 2007	$ 0

Direxion Monthly Dollar Bear 2X Fund	Brokerage Fees Paid
Year Ended April 30, 2008	$ 37,092
June 12, 2006 - April 30, 2007	$ 0

PORTFOLIO HOLDINGS INFORMATION

The Trust maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding a Fund’s portfolio investments to ensure that such disclosure is in the best interests of a Fund’s shareholders. In adopting the policies, the Board considered actual and potential material conflicts that could arise between the interest of Fund shareholders, the Adviser, distributor, or any other affiliated person of a Fund. Disclosure of a Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

From time to time, rating and ranking organizations such as Standard & Poor’s® and Morningstar®, Inc. may request complete portfolio holdings information in connection with rating a Fund. Similarly, pension plan sponsors, consultants and/or other financial institutions may request a complete list of portfolio holdings in order to assess the risks of a Fund’s portfolio along with related performance attribution statistics. The Trust believes that these third parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing the complete portfolio holdings information, a Fund will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of approximately 60 days. In addition, a Fund’s President or Chief Compliance Officer may grant exceptions to permit additional disclosure of the complete portfolio holdings information at differing times and with differing lag times to rating agencies and to the parties noted above, provided that (1) the recipient is subject to a confidentiality agreement; (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of a Fund and will not use the information to facilitate or assist in any investment program; and (3) the recipient will not provide access to third parties to this information. The Chief Compliance Officer shall report any disclosures made pursuant to this exception to the Board.

In addition, a Fund’s service providers, such as custodian, administrator, transfer agent, distributor, legal counsel and independent registered public accounting firm may receive portfolio holdings information in connection with their services to a Fund. In no event shall the Advisers, their affiliates or employees, or a Fund receive any direct or indirect compensation in connection with the disclosure of information about a Fund’s portfolio holdings.

In the event a portfolio holdings disclosure made pursuant to the policies presents a conflict of interest between a Fund’s shareholders and Rafferty, the distributor and their affiliates or employees and any affiliated person of a Fund, the disclosure will not be made unless a majority of the Independent Trustees approves such disclosure.

MANAGEMENT OF THE TRUST

Trustees and Officers

The business affairs of each Fund are managed by or under the direction of the Board. The Trustees are responsible for managing a Fund’s business affairs and for exercising all of a Fund’s powers except those reserved to the shareholders. A Trustee may be removed by a written instrument, signed by at least two-thirds of the other Trustees or by a two-thirds vote of the outstanding Trust shares.

The following table is a list of the Trustees and officers of the Trust, their age, business address and principal occupation during the past five years including any affiliation with Rafferty, the length of service to the Trust, and the position, if any, that they hold on the board of directors of companies other than the Trust. Each Trustee of the Trust also serves on the Board of the Direxion Insurance Trust and Messrs. Byrne, Shanley and Weisser serve on the Board of the Direxion Shares ETF Trust, each a registered investment company in the Direxion mutual funds complex. Unless otherwise noted, an individual’s business address is 33 Whitehall Street, 10th Floor, New York, New York 10004.

Interested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Fund Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Lawrence C. Rafferty(1) Age: 66	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 1997	Chairman and Chief Executive Officer of Rafferty, 1997-present; Chief Executive Officer of Rafferty Companies, LLC, 1996-present; Chief Executive Officer of Rafferty Capital Markets, Inc., 1995-present.	73	Board of Trustees, Fairfield University; Board of Directors, St. Vincent’s Services; Executive Committee, Metropolitan Golf Association

Non-Interested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Fund Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Daniel J. Byrne Age: 64	Trustee	Lifetime of Trust until removal or resignation; Since 1997	President and Chief Executive Officer of Byrne Securities Inc., 1992-present.	73	Trustee, The Opening Word Program, Wyandanch, New York
Gerald E. Shanley III Age: 65	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A. 1979-present.	73	None
John Weisser Age: 67	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc, 1971-1995, most recently as Managing Director.	73	Director, MainStay VP Fund Series; Director ICAP Funds, Inc; Director, The MainStay Funds; Director, Eclipse Funds, Inc.

Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Fund Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Daniel D. O’Neill Age: 40	President; Chief Operating Officer and Chief Investment Officer	One Year; Since 1999 One Year; Since 2006	Managing Director of Rafferty, 1999-present.	N/A	N/A
William Franca Age: 52	Executive Vice President – Head of Distribution	One Year; Since 2006	Senior Vice President – National Sales, Massachusetts Financial Services/SunLife Financial Distributors, 2002-2004; Executive Vice President, Distribution, SunLife, 2001-2002.	N/A	N/A
Christopher Lewis Age: 38	Chief Compliance Officer	One Year; Since 2009	Director, Alaric Compliance Services, LLC, 2009– present; Partner, Thacher Proffitt & Wood LLP, 2004-2008; Partner, Simmons & Simmons, 2002-2004.	N/A	N/A
Guy F. Talarico Age: 53	Principal Financial Officer and Treasurer	One Year; Since 2008

CEO, Alaric Compliance Services, LLC, 2006-present; Co-CEO EOS Compliance Services, LLC, 2004-2006; Senior Director, Investors Bank and Trust Co, 2001-2004; Division Executive, JP Morgan-Chase Bank, 1986-2001; Group Product Manager, Lever Brothers Company, 1977-1986.

				N/A	N/A

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Fund Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Eric W. Falkeis 615 East Michigan Street Milwaukee, WI 53202 Age: 36	Secretary	One Year; Since 2004

Senior Vice President USBFS since September 2007; Chief Financial Officer, U.S. Bancorp Fund Services, LLC, since April 2006; Vice President, U.S. Bancorp Fund Services LLC, 1997-present; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).

				N/A	N/A

(1)	Mr. Rafferty is affiliated with Rafferty. Mr. Rafferty is the Chairman and Chief Executive Officer of Rafferty and owns a beneficial interest in Rafferty.
(2)

The Direxion Fund Complex consists of the Direxion Funds which currently offers for sale to the public 34 portfolios, the Direxion Insurance Trust which currently offers for sale 3 portfolios and the Direxion Shares ETF Trust which currently offers for sale to the public 20 of the 40 funds currently registered with the SEC.

The Trust has an Audit Committee, consisting of Messrs. Weisser, Byrne and Shanley. The members of the Audit Committee are not “interested” persons of the Trust (as defined in the 1940 Act). The primary responsibilities of the Trust’s Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the Trust’s independent registered public accounting firm (including the audit fees charged by the accounting firm); the supervision of investigations into matters relating to audit matters; the review with the independent registered public accounting firm of the results of audits; and addressing any other matters regarding audits. The Audit Committee met four times during the Funds’ most recent fiscal year.

The Trust also has a Nominating Committee, consisting of Messrs. Weisser, Byrne and Shanley, each of whom is a disinterested member of the Board. The primary responsibilities of the nominating committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating Committee also evaluates and nominates Board member candidates. The Nominating Committee will consider nominees recommended by shareholders. Such recommendations should be in writing and addressed to a Fund with attention to the Nominating Committee Chair. The recommendations must include the following Preliminary Information regarding the nominee: (1) name; (2) date of birth; (3) education; (4) business professional or other relevant experience and areas of expertise; (5) current business and home addresses and contact information; (6) other board positions or prior experience; and (7) any knowledge and experience relating to investment companies and investment company governance. The Nominating Committee did not meet during the Trust’s most recent fiscal year.

The Trust has a Qualified Legal Compliance Committee, consisting of Messrs. Weisser, Byrne and Shanley. The members of the Qualified Legal Compliance Committee are not “interested” persons of the Trust (as defined in the 1940 Act). The primary responsibility of the Trust’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report (“Report”) made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, director, employee or agent of the Trust. The Qualified Legal Compliance Committee did not meet during the Trust’s most recent fiscal year.

The following table shows the amount of equity securities owned in each Fund and the Direxion Family of Investment Companies by the Trustees as of the calendar year ended December 31, 2008.

Dollar Range of Equity Securities Owned:	Interested Trustees:	Disinterested Trustees:
	Lawrence C. Rafferty	Daniel J. Byrne	Gerald E. Shanley III	John Weisser
Aggregate Dollar Range of Equity Securities in the Direxion Family of Investment Companies (1)	$0	$10,001 - $50,000	$0	$0

(1)

The Direxion Family of Investment Companies consists of the Direxion Funds which currently offers for sale to the public 34 portfolios, the Direxion Insurance Trust which currently offers for sale 3 portfolios and the Direxion Shares ETF Trust which currently offers for sale to the public 20 of the 40 funds currently registered with the SEC.

The Trust’s Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

No officer, director or employee of Rafferty receives any compensation from the Trust for acting as a Trustee or officer of the Trust. The following tables show the compensation earned by each Trustee for the Trust’s fiscal year ended August 31, 2008.

Direxion Monthly Small Cap Bull 2X Fund

Name of Person, Position	Aggregate Compensation From the Direxion Monthly Small Cap Bull 2X Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Fund Complex Paid to the Trustees(1)

Interested Trustees

Lawrence C. Rafferty	$0	$0	$0	$0

Disinterested Trustees

Daniel J. Byrne	$345	$0	$0	$32,000

Gerald E. Shanley III	$411	$0	$0	$38,000

John Weisser	$345	$0	$0	$32,000

Direxion Monthly Small Cap Bear 2X Fund

Name of Person, Position	Aggregate Compensation From the Direxion Monthly Small Cap Bear 2X Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Fund Complex Paid to the Trustees(1)

Interested Trustees

Lawrence C. Rafferty	$0	$0	$0	$0

Disinterested Trustees

Daniel J. Byrne	$846	$0	$0	$32,000

Gerald E. Shanley III	$1,005	$0	$0	$38,000

John Weisser	$846	$0	$0	$32,000

Direxion Monthly Commodity Bull 2X Fund

Name of Person, Position	Aggregate Compensation From the Direxion Monthly Commodity Bull 2X Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Fund Complex Paid to the Trustees(1)

Interested Trustees

Lawrence C. Rafferty	$0	$0	$0	$0

Disinterested Trustees

Daniel J. Byrne	$1,762	$0	$0	$32,000

Gerald E. Shanley III	$2,091	$0	$0	$38,000

John Weisser	$1,762	$0	$0	$32,000

Direxion Monthly China Bull 2X Fund

Name of Person, Position	Aggregate Compensation From the Direxion Monthly China Bull 2X Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Fund Complex Paid to the Trustees(1)

Interested Trustees

Lawrence C. Rafferty	$0	$0	$0	$0

Disinterested Trustees

Daniel J. Byrne	$384	$0	$0	$32,000

Gerald E. Shanley III	$455	$0	$0	$38,000

John Weisser	$384	$0	$0	$32,000

Direxion Monthly 10 Year Note Bull 2X Fund

Name of Person, Position	Aggregate Compensation From the Direxion Monthly 10 Year Note Bull 2X Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Fund Complex Paid to the Trustees(1)

Interested Trustees

Lawrence C. Rafferty	$0	$0	$0	$0

Disinterested Trustees

Daniel J. Byrne	$938	$0	$0	$32,000

Gerald E. Shanley III	$1,114	$0	$0	$38,000

John Weisser	$938	$0	$0	$32,000

Direxion Monthly 10 Year Note Bear 2X Fund

Name of Person, Position	Aggregate Compensation From the Direxion Monthly 10 Year Note Bear 2X Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Fund Complex Paid to the Trustees(1)

Interested Trustees

Lawrence C. Rafferty	$0	$0	$0	$0

Disinterested Trustees

Daniel J. Byrne	$649	$0	$0	$32,000

Gerald E. Shanley III	$770	$0	$0	$38,000

John Weisser	$649	$0	$0	$32,000

Direxion Monthly Developed Markets Bull 2X Fund

Name of Person, Position	Aggregate Compensation From the Direxion Monthly Developed Markets Bull 2X Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Fund Complex Paid to the Trustees(1)

Interested Trustees

Lawrence C. Rafferty	$0	$0	$0	$0

Disinterested Trustees

Daniel J. Byrne	$253	$0	$0	$32,000

Gerald E. Shanley III	$299	$0	$0	$38,000

John Weisser	$253	$0	$0	$32,000

Direxion Monthly Developed Markets Bear 2X Fund

Name of Person, Position	Aggregate Compensation From the Direxion Monthly Developed Markets Bear Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Fund Complex Paid to the Trustees(1)

Interested Trustees

Lawrence C. Rafferty	$0	$0	$0	$0

Disinterested Trustees

Daniel J. Byrne	$520	$0	$0	$32,000

Gerald E. Shanley III	$618	$0	$0	$38,000

John Weisser	$520	$0	$0	$32,000

Direxion Monthly Emerging Markets Bull 2X Fund

Name of Person, Position	Aggregate Compensation From the Direxion Monthly Emerging Markets Bull 2X Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Fund Complex Paid to the Trustees(1)

Interested Trustees

Lawrence C. Rafferty	$0	$0	$0	$0

Disinterested Trustees

Daniel J. Byrne	$850	$0	$0	$32,000

Gerald E. Shanley III	$1,008	$0	$0	$38,000

John Weisser	$850	$0	$0	$32,000

Direxion Monthly Emerging Markets Bear 2X Fund

Name of Person, Position	Aggregate Compensation From the Direxion Monthly Emerging Markets Bear 2X Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Fund Complex Paid to the Trustees(1)

Interested Trustees

Lawrence C. Rafferty	$0	$0	$0	$0

Disinterested Trustees

Daniel J. Byrne	$499	$0	$0	$32,000

Gerald E. Shanley III	$593	$0	$0	$38,000

John Weisser	$499	$0	$0	$32,000

Dynamic HY Bond Fund

Name of Person, Position	Aggregate Compensation From the Dynamic HY Bond Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Fund Complex Paid to the Trustees(1)

Interested Trustees

Lawrence C. Rafferty	$0	$0	$0	$0

Disinterested Trustees

Daniel J. Byrne	$774	$0	$0	$32,000

Gerald E. Shanley III	$918	$0	$0	$38,000

John Weisser	$774	$0	$0	$32,000

HY Bear Fund

Name of Person, Position	Aggregate Compensation From the HY Bear Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Fund Complex Paid to the Trustees(1)

Interested Trustees

Lawrence C. Rafferty	$0	$0	$0	$0

Disinterested Trustees

Daniel J. Byrne	$1,345	$0	$0	$32,000

Gerald E. Shanley III	$1,598	$0	$0	$38,000

John Weisser	$1,345	$0	$0	$32,000

U.S. Government Money Market Fund

Name of Person, Position	Aggregate Compensation From the Money Market Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Fund Complex Paid to the Trustees(1)

Interested Trustees

Lawrence C. Rafferty	$0	$0	$0	$0

Disinterested Trustees

Daniel J. Byrne	$1,444	$0	$0	$32,000

Gerald E. Shanley III	$1,716	$0	$0	$38,000

John Weisser	$1,444	$0	$0	$32,000

(1)	For the fiscal year ended August 31, 2008, trustees’ fees and expenses in the amount of $100,000 were incurred by the Trust.

No officer, director or employee of Rafferty receives any compensation from the Trust for acting as a Trustee or officer of the Trust. The following tables show the compensation earned by each Trustee for the Trust’s fiscal year ended April 30, 2009.

Direxion Monthly S&P 500® Bull 2X Fund

Name of Person, Position	Aggregate Compensation From the Direxion Monthly S&P 500® Bull 2X Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(1)

Interested Trustees

Lawrence C. Rafferty	$0	$0	$0	$0

Disinterested Trustees

Daniel J. Byrne	$[ ]	$0	$0	$[ ]

Gerald E. Shanley III	$[ ]	$0	$0	$[ ]

John Weisser	$[ ]	$0	$0	$[ ]

Direxion Monthly S&P 500® Bear 2X Fund

Name of Person, Position	Aggregate Compensation From the Direxion Monthly S&P 500® Bear 2X Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(1)

Interested Trustees

Lawrence C. Rafferty	$0	$0	$0	$0

Disinterested Trustees

Daniel J. Byrne	$[ ]	$0	$0	$[ ]

Gerald E. Shanley III	$[ ]	$0	$0	$[ ]

John Weisser	$[ ]	$0	$0	$[ ]

Direxion Monthly Dollar Bull 2X Fund

Name of Person, Position	Aggregate Compensation From the Direxion Monthly Dollar Bull 2X Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(1)

Interested Trustees

Lawrence C. Rafferty	$0	$0	$0	$0

Disinterested Trustees

Daniel J. Byrne	$[ ]	$0	$0	$[ ]

Gerald E. Shanley III	$[ ]	$0	$0	$[ ]

John Weisser	$[ ]	$0	$0	$[ ]

Direxion Monthly Dollar Bear 2X Fund

Name of Person, Position	Aggregate Compensation From the Direxion Monthly Dollar Bear 2X Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(1)

Interested Trustees

Lawrence C. Rafferty	$0	$0	$0	$0

Disinterested Trustees

Daniel J. Byrne	$[ ]	$0	$0	$[ ]

Gerald E. Shanley III	$[ ]	$0	$0	$[ ]

John Weisser	$[ ]	$0	$0	$[ ]

Direxion Monthly NASDAQ-100® Bull 2X Fund

Name of Person, Position	Aggregate Compensation From the Direxion Monthly NASDAQ-100® Bull 2X Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(1)

Interested Trustees

Lawrence C. Rafferty	$0	$0	$0	$0

Disinterested Trustees

Daniel J. Byrne	$[ ]	$0	$0	$[ ]

Gerald E. Shanley III	$[ ]	$0	$0	$[ ]

John Weisser	$[ ]	$0	$0	$[ ]

Direxion Monthly NASDAQ-100® Bear 2X Fund

Name of Person, Position	Aggregate Compensation From the Direxion Monthly NASDAQ-100® Bear 2X Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(1)

Interested Trustees

Lawrence C. Rafferty	$0	$0	$0	$0

Disinterested Trustees

Daniel J. Byrne	$[ ]	$0	$0	$[ ]

Gerald E. Shanley III	$[ ]	$0	$0	$[ ]

John Weisser	$[ ]	$0	$0	$[ ]

Direxion Monthly Latin America Bull 2X Fund

Name of Person, Position	Aggregate Compensation From the Direxion Monthly Latin America Bull 2X Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(1)

Interested Trustees

Lawrence C. Rafferty	$0	$0	$0	$0

Disinterested Trustees

Daniel J. Byrne	$[ ]	$0	$0	$[ ]

Gerald E. Shanley III	$[ ]	$0	$0	$[ ]

John Weisser	$[ ]	$0	$0	$[ ]

(1)	For the fiscal year ended April 30, 2008, trustees’ fees and expenses in the amount of $100,000 were incurred by the Trust.

Principal Shareholders, Control Persons and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund. As of June 30, 2009, the following shareholders were considered to be either a control person or principal shareholder of a Fund:

Direxion Monthly Small Cap Bull 2X Fund--Investor Class

Name and Address	Parent Company	Jurisdiction	% Ownership
[ ]	[ ]	[ ]	[ ]%

Direxion Monthly Small Cap Bear 2X Fund--Investor Class

Name and Address	Parent Company	Jurisdiction	% Ownership
[ ]	[ ]	[ ]	[ ]%

Direxion Monthly Emerging Markets Bull 2X Fund--Investor Class

Name and Address	Parent Company	Jurisdiction	% Ownership
[ ]	[ ]	[ ]	[ ]%

Direxion Monthly Emerging Markets Bear 2X Fund--Investor Class

Name and Address	Parent Company	Jurisdiction	% Ownership
[ ]	[ ]	[ ]	[ ]%

Direxion Monthly Developed Markets Bull 2X Fund--Investor Class

Name and Address	Parent Company	Jurisdiction	% Ownership
[ ]	[ ]	[ ]	[ ]%

Direxion Monthly Developed Markets Bear 2X Fund--Investor Class

Name and Address	Parent Company	Jurisdiction	% Ownership
[ ]	[ ]	[ ]	[ ]%

Direxion Monthly Commodity Bull 2X Fund--Investor Class

Name and Address	Parent Company	Jurisdiction	% Ownership
[ ]	[ ]	[ ]	[ ]%

Direxion Monthly 10 Year Note Bull 2X Fund--Investor Class

Name and Address	Parent Company	Jurisdiction	% Ownership
[ ]	[ ]	[ ]	[ ]%

Direxion Monthly 10 Year Note Bear 2X Fund--Investor Class

Name and Address	Parent Company	Jurisdiction	% Ownership
[ ]	[ ]	[ ]	[ ]%

Direxion Monthly S&P 500® Bull 2X Fund--Investor Class

Name and Address	Parent Company	Jurisdiction	% Ownership
[ ]	[ ]	[ ]	[ ]%

Direxion Monthly S&P 500® Bear 2X Fund--Investor Class

Name and Address	Parent Company	Jurisdiction	% Ownership
[ ]	[ ]	[ ]	[ ]%

Direxion Monthly NASDAQ-100® Bull 2X Fund--Investor Class

Name and Address	Parent Company	Jurisdiction	% Ownership
[ ]	[ ]	[ ]	[ ]%

Direxion Monthly NASDAQ-100® Bear 2X Fund--Investor Class

Name and Address	Parent Company	Jurisdiction	% Ownership
[ ]	[ ]	[ ]	[ ]%

Direxion Monthly Dollar Bull 2X Fund--Investor Class

Name and Address	Parent Company	Jurisdiction	% Ownership
[ ]	[ ]	[ ]	[ ]%

Direxion Monthly Dollar Bear 2X Fund--Investor Class

Name and Address	Parent Company	Jurisdiction	% Ownership
[ ]	[ ]	[ ]	[ ]%

Direxion Monthly Latin America Bull 2X Fund--Investor Class

Name and Address	Parent Company	Jurisdiction	% Ownership
[ ]	[ ]	[ ]	[ ]%

Direxion Monthly China Bull 2X Fund--Investor Class

Name and Address	Parent Company	Jurisdiction	% Ownership
[ ]	[ ]	[ ]	[ ]%

Dynamic HY Bond Fund

Name and Address	Parent Company	Jurisdiction	% Ownership
[ ]	[ ]	[ ]	[ ]%

HY Bear Fund

Name and Address	Parent Company	Jurisdiction	% Ownership
[ ]	[ ]	[ ]	[ ]%

U.S. Government Money Market Fund--Investor Class

Name and Address	Parent Company	Jurisdiction	% Ownership
[ ]	[ ]	[ ]	[ ]%

[In addition, as of July 31, 2009, the Trustees and officers as a group owned less than 1% of the outstanding shares of the Funds.]

Investment Adviser

Rafferty Asset Management, LLC, 33 Whitehall Street, 10th Floor, New York, New York 10004, provides investment advice to a Fund. Rafferty was organized as a New York limited liability corporation in June 1997. Lawrence C. Rafferty controls Rafferty through his ownership in Rafferty Holdings, LLC.

Under an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of a Fund, and Rafferty, Rafferty provides a continuous investment program for each Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of a Fund, subject to the supervision of the Trustees. Rafferty bears all costs associated with providing these advisory services and the expenses of the Trustees who are affiliated with or interested persons of Rafferty. The Trust bears all other expenses that are not assumed by Rafferty as described in the Prospectus. The Trust also is liable for nonrecurring expenses as may arise, including litigation to which a Fund may be a party. The Trust also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.

Pursuant to the Advisory Agreement, each Fund pays Rafferty 0.75% at an annual rate based on its average daily net assets. The Money Market Fund pays Rafferty 0.50% at an annual rate based on its average daily net assets.

Effective July 1, 2009, for each Fund except the U.S. Government Money Market Fund, Rafferty is contractually obligated to pay all Fund expenses (excluding, management fees, distribution and/or service fees, shareholder servicing fees, Acquired Fund Fees and Expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commission, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Funds). This agreement may be terminated at any time by the Board of Trustees.

In regards to the U.S. Government Money Market Fund, Rafferty has voluntarily agreed to cap its investment advisory fee and/or reimburse certain expenses of the Fund to the extent that it becomes necessary in order to maintain a positive yield. There is no guarantee that the Fund will be able to maintain a positive yield. This expense limitation excludes acquired fund fees, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Funds. Any reimbursement of Fund expenses or reduction in Rafferty’s investment advisory fee is subject to reimbursement by the Fund within the following three fiscal years if the Fund’s gross yield exceed an annualized rate of 1.00%.

The tables below show the amount of advisory fees incurred by each of the following Funds and the amount of fees waived and/or reimbursed by Rafferty for the fiscal periods ended August 31, 2008.

Direxion Monthly Small Cap Bull 2X Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended August 31, 2008	$ 33,659	$ 33,337
Year Ended August 31, 2007	$ 39,589	$ 76,236
Year Ended August 31, 2006	$ 66,422	$ 28,771

Direxion Monthly Small Cap Bear 2X Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended August 31, 2008	$ 111,385	$ 56,276
Year Ended August 31, 2007	$ 122,975	$ 66,020
Year Ended August 31, 2006(1)	$ 154,822	$ 0

(1)     The Advisor recouped $24,251 in expenses that were previously waived and/or reimbursed.

Direxion Monthly China Bull 2X Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended August 31, 2008	$ 28,810	$ 40,713

Direxion Monthly Commodity Bull 2X Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended August 31, 2008	$ 492,468	$ 17,505
Year Ended August 31, 2007	$ 115,430	$ 47,805
Year Ended August 31, 2006	$ 79,372	$ 72,524

Direxion Monthly 10 Year Note Bull 2X Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended August 31, 2008	$ 258,647	$ 7,448
Year Ended August 31, 2007	$ 41,678	$ 73,130
Year Ended August 31, 2006	$ 18,753	$ 75,078

Direxion Monthly 10 Year Note Bear 2X Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended August 31, 2008	$ 150,297	$ 29,296
Year Ended August 31, 2007	$ 84,093	$ 57,746
Year Ended August 31, 2006	$ 193,351	$ 0

Direxion Monthly Developed Markets Bull 2X Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended August 31, 2008	$ 53,523	$ 40,328
Year Ended August 31, 2007	$ 126,797	$ 47,687
January 25, 2006 - August 31, 2006	$ 17,905	$ 51,779

Direxion Monthly Developed Markets Bear 2X Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended August 31, 2008	$ 86,052	$ 14,677
Year Ended August 31, 2007	$ 16,612	$ 96,879
February 6, 2006 - August 31, 2006	$ 25,259	$ 36,493

Direxion Monthly Emerging Markets Bull 2X Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended August 31, 2008	$ 335,619	$ 0
Year Ended August 31, 2007	$ 188,181	$ 66,639
November 1, 2005 - August 31, 2006	$ 150,734	$ 0

Direxion Monthly Emerging Markets Bear 2X Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended August 31, 2008	$ 98,869	$ 38,221
Year Ended August 31, 2007	$ 60,214	$ 66,942
November 4, 2005 - August 31, 2006	$ 36,977	$ 49,468

HY Bear Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended August 31, 2008	$ 255,401	$ 35,424
Year Ended August 31, 2007(1)	$ 340,242	$ 0
September 20, 2005 - August 31, 2006	$ 40,935	$ 73,452

(1)     The Advisor recouped $20,995 in expenses that were previously waived and/or reimbursed.

Dynamic HY Bond Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended August 31, 2008	$ 426,794	$ 0
Year Ended August 31, 2007	$ 1,020,784	$ 0
Year Ended August 31, 2006	$ 648,066	$ 0

Money Market Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended August 31, 2008	$ 334,985	$ 119,570
Year Ended August 31, 2007(1)	$ 117,533	$ 0
Year Ended August 31, 2006(2)	$ 166,245	$ 0

(1)     The Advisor recouped $46,322 in expenses that were previously waived and/or reimbursed.

(2)     The Advisor recouped $28,144 in expenses that were previously waived and/or reimbursed.

The tables below show the amount of advisory fees incurred by each of the following Funds and the amount of fees waived and/or reimbursed by Rafferty for the fiscal periods ended April 30, 2009.

Direxion Monthly S&P 500® Bull 2X Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended April 30, 2009	$ [ ]	$ [ ]
Year Ended April 30, 2008	$ 67,825	$ 63,741
May 1, 2006 – April 30, 2007	$ 52,355	$ 97,617

Direxion Monthly S&P 500® Bear 2X Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended April 30, 2009	$ [ ]	$ [ ]
Year Ended April 30, 2008	$ 85,217	$ 78,443
May 1, 2006 – April 30, 2007	$ 15,347	$ 108,118

Direxion Monthly Dollar Bear 2X Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended April 30, 2009	$ [ ]	$ [ ]
Year Ended April 30, 2008	$ 101,741	$ 27,454
June 12, 2006 – April 30, 2007	$ 15,213	$ 97,186

Direxion Monthly NASDAQ-100® Bull 2X Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended April 30, 2009	$ [ ]	$ [ ]
Year Ended April 30, 2008	$ 126,914	$ 101,630
May 1, 2006 – April 30, 2007	$ 53,701	$ 119,492

Direxion Monthly NASDAQ-100® Bear 2X Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended April 30, 2009	$ [ ]	$ [ ]
Year Ended April 30, 2008	$ 76,947	$ 63,714
May 1, 2006 – April 30, 2007	$ 40,117	$ 79,014

Direxion Monthly Latin America Bull 2X Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended April 30, 2009	$ [ ]	$ [ ]
Year Ended April 30, 2008(1)	$ 1,441,999	$ 0
May 2, 2006 – April 30, 2007	$ 94,986	$ 65,146

(1)     The Advisor recouped $65,146 in expenses that were previously waived and/or reimbursed.

The Advisory Agreement was initially approved by the Trustees (including all Independent Trustees) and Rafferty, as sole shareholder of each Fund, in compliance with the 1940 Act. The Advisory Agreement with respect to each Fund continued in force for an initial period of two years after the date of its approval. The Advisory Agreement is renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of Rafferty or the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of a Fund. The Advisory Agreement automatically terminates on assignment and is terminable on a 60-day written notice either by the Trust or Rafferty.

Rafferty shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Trust, Rafferty and the distributor have adopted Codes of Ethics (“Codes”). These Codes permit portfolio managers and other access persons of a Fund to invest in securities that may be owned by a Fund, subject to certain restrictions.

Portfolio Manager

Mr. Loren L. Norton serves as the portfolio manager for the Dynamic HY Bond Fund and the HY Bear Fund. In addition to the HY Funds, he manages the following other accounts as of April 30, 2009:

Accounts	Total Number of Accounts	Total Assets (in millions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	[ ]	$[ ]	[ ]	$[ ]
Other Pooled Investment Vehicles	[ ]	$[ ]	[ ]	$[ ]
Other Accounts	[ ]	$[ ]	[ ]	$[ ]

Mr. Norton manages other funds, which shares the HY Funds’ objective to invest in lower quality debt instruments. Because of the similarities in the investment objectives and strategies of the HY Funds and the other funds, conflicts of interest may arise. As a result, the Adviser has adopted trade initiation, execution and allocation procedures that, among other things, ensure that the Adviser treats all clients fairly when taking an investment action.

Rafferty has not identified any other material conflicts between the HY Funds and the other funds managed by Mr. Norton. However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the HY Funds and the other funds. The management of the HY Funds and the other funds may result in unequal time and attention being devoted to the HY Funds and the other funds.

Mr. Norton’s compensation is paid by Rafferty. Mr. Norton’s compensation primarily consists of a fixed base salary and a bonus. His salary is reviewed annually and increases are determined by factors such as performance and seniority. Bonuses are determined by his individual performance, including factors such as attention to detail, process, and efficiency, and are affected by the overall performance of the firm. His salary and bonus are not based on a Fund’s performance and as a result, no benchmarks are used. Along with all other employees of Rafferty, the investment committee may participate in the firm’s 401(k) retirement plan where Rafferty may make matching contributions up to a defined percentage of their salary.

Set forth below are the dollar ranges of securities of the HY Funds beneficially owned by Mr. Norton as of April 30, 2009:

Name of Fund	Dollar Range of Equity Securities in the Funds
	None	$1 - $10,000	$10,001 - $50,000	$50,001 - $100,000	Over $100,000
Dynamic HY Bond Fund	X
HY Bear Fund	X

Portfolio Manager

Each Fund, other than the HY Funds, is managed by an investment committee consisting of Paul Brigandi, Tony Ng, Adam Gould and Aram Babikian. In addition to the Funds, the committee manages the following other accounts as of April 30, 2009:

Accounts	Total Number of Accounts	Total Assets (in billions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	40	$5.3 billion	0	0
Other Pooled Investment Vehicles	0	$0	0	0
Other Accounts	0	$0	0	0

The investment committee’s compensation is paid by Rafferty. Their compensation primarily consists of a fixed base salary and a bonus. The investment committee’s salary is reviewed annually and increases are determined by factors such as performance and seniority. Bonuses are determined by the individual performance of an employee including factors such as attention to detail, process, and efficiency, and are impacted by the overall performance of the firm. The investment committee’s salary and bonus are not based on a Fund’s performance and as a result, no benchmarks are used. Along with all other employees of Rafferty, the investment committee may participate in the firm’s 401(k) retirement plan where Rafferty may make matching contributions up to a defined percentage of their salary.

The members of the investment committee do not own any shares of the Funds as of April 30, 2009.

Proxy Voting Policies and Procedures

The Board has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to Rafferty the responsibility for voting proxies relating to portfolio securities held by a Fund as part of their investment advisory services, subject to the supervision and oversight of the Board. The Proxy Voting Policies of Rafferty are attached as Appendix B. Notwithstanding this delegation of responsibilities, however, each Fund retains the right to vote proxies relating to its portfolio securities. The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of a Fund and their shareholders, taking into account the value of a Fund’s investments.

More Information. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling toll-free, 1-800-851-0511 or by accessing the SEC’s website at www.sec.gov.

Fund Administrator, Fund Accountant, Transfer Agent and Custodian

U.S. Bancorp Fund Services, LLC (“Administrator”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides administrative, fund accounting and transfer agent services to a Fund. U.S. Bank, N.A., Custody Operations, 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin, 53202, an affiliate of the Administrator, provides custodian services to a Fund.

Pursuant to an Administration Servicing Agreement (“Service Agreement”) between the Trust and the Administrator, the Administrator provides the Trust with administrative and management services (other than investment advisory services). As compensation for these services, the Trust pays the Administrator a fee based on the Trust’s total average daily net assets of 0.045% on net assets or a minimum annual fee of $175,000 for the Fund Complex. The Administrator also is entitled to certain out-of-pocket expenses.

The tables below show the amount of administrative and management services fees incurred by each of the following Funds to the Administrator for the fiscal periods ended August 31, 2008.

Direxion Monthly Small Cap Bull 2X Fund	Fees paid to the Administrator
Year ended August 31, 2008	$3,074
Year ended August 31, 2007	$8,305
Year Ended August 31, 2006	$17,117

Direxion Monthly Small Cap Bear 2X Fund	Fees paid to the Administrator
Year ended August 31, 2008	$5,758
Year ended August 31, 2007	$11,788
Year Ended August 31, 2006	$17,749

Direxion Monthly Commodity Bull 2X Fund	Fees paid to the Administrator
Year ended August 31, 2008	$34,164
Year ended August 31, 2007	$11,624
Year Ended August 31, 2006	$17,158

Direxion Monthly China Bull 2X Fund	Fees paid to the Administrator
Year ended August 31, 2008	$1,628

Direxion Monthly 10 Year Note Bull 2X Fund	Fees paid to the Administrator
Year ended August 31, 2008	$13,497
Year ended August 31, 2007	$8,950
Year Ended August 31, 2006	$16,722

Direxion Monthly 10 Year Note Bear 2X Fund	Fees paid to the Administrator
Year ended August 31, 2008	$10,261
Year ended August 31, 2007	$10,103
Year Ended August 31, 2006	$17,860

Direxion Monthly Developed Markets Bull 2X Fund	Fees paid to the Administrator
Year ended August 31, 2008	$2,483
Year ended August 31, 2007	$11,378
January 25, 2006 - August 31, 2006	$10,247

Direxion Monthly Developed Markets Bear 2X Fund	Fees paid to the Administrator
Year ended August 31, 2008	$3,938
Year ended August 31, 2007	$8,367
February 6, 2006 - August 31, 2006	$8,482

Direxion Monthly Emerging Markets Bull 2X Fund	Fees paid to the Administrator
Year ended August 31, 2008	$20,122
Year ended August 31, 2007	$13,627
November 1, 2005 - August 31, 2006	$13,609

Direxion Monthly Emerging Markets Bear 2X Fund	Fees paid to the Administrator
Year ended August 31, 2008	$7,188
Year ended August 31, 2007	$8,691
November 4, 2005 - August 31, 2006	$13,792

HY Bear Fund	Fees Paid to the Administrator
Year ended August 31, 2008	$6,568
Year ended August 31, 2007	$27,587
September 20, 2005 - August 31, 2006	$17,136

Dynamic HY Bond Fund	Fees Paid to the Administrator
Year ended August 31, 2008	$26,037
Year ended August 31, 2007	$37,707
Year Ended August 31, 2006	$19,807

Money Market Fund	Fees paid to the Administrator
Year ended August 31, 2008	$21,921
Year ended August 31, 2007	$15,593
Year Ended August 31, 2006	$19,679

The tables below show the amount of administrative and management services fees incurred by each of the following Funds to the Administrator for the fiscal periods ended April 30, 2009.

Direxion Monthly S&P 500® Bull 2X Fund	Fees Paid to the Administrator
Year Ended April 30, 2009	$[ ]
Year Ended April 30, 2008	$4,374
May 1, 2006 - April 30, 2007	$10,732

Direxion Monthly S&P 500® Bear 2X Fund	Fees Paid to the Administrator
Year Ended April 30, 2009	$[ ]
Year Ended April 30, 2008	$5,357
May 1, 2006 - April 30, 2007	$10,123

Direxion Monthly Dollar Bear 2X Fund	Fees Paid to the Administrator
Year Ended April 30, 2009	$[ ]
Year Ended April 30, 2008	$6,703
June 12, 2006 - April 30, 2007	$9,160

Direxion Monthly NASDAQ-100® Bull 2X Fund	Fees Paid to the Administrator
Year Ended April 30, 2009	$[ ]
Year Ended April 30, 2008	$7,726
May 1, 2006 - April 30, 2007	$10,745

Direxion Monthly NASDAQ-100® Bear 2X Fund	Fees Paid to the Administrator
Year Ended April 30, 2009	$[ ]
Year Ended April 30, 2008	$5,057
May 1, 2006 - April 30, 2007	$10,545

Direxion Monthly Latin America Bull 2X Fund	Fees Paid to the Administrator
Year Ended April 30, 2009	$[ ]
Year Ended April 30, 2008	$86,524
May 2, 2006 - April 30, 2007	$11,841

Pursuant to a Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC (“Fund Accountant”), the Fund Accountant provides the Trust with accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. For these services, the Trust pays the Fund Accountant a fee based on the Trust’s total average daily net assets of 0.03% and a minimum annual fee of $525,000 for the Fund Complex. The Fund Accountant also is entitled to certain out-of-pocket expenses, including pricing expenses.

Pursuant to a Custodian Agreement, U.S. Bank N.A. serves as the custodian of a Fund’s assets. The Custodian holds and administers the assets in a Fund’s portfolios. Pursuant to the Custodian Agreement, the Custodian receives an annual fee based on the Trust’s total average daily net assets of 0.0225% and a $1,000 minimum fee per fund. The Custodian also is entitled to certain out-of-pocket expenses. U.S. Bank N.A. and/or its affiliates receive revenue from certain broker-dealers that may receive Rule 12b-1 fees or other payments from mutual funds in which certain of the Funds may invest. In recognition of this revenue, the Funds have received credits and may receive credits in future years from U.S. Bank N.A. and/or its affiliates for fees otherwise payable by the Funds.

Distributor

Rafferty Capital Markets, LLC, 59 Hilton Avenue, Garden City, New York 11530, serves as the distributor (“Distributor”) in connection with the continuous offering of each Fund’s shares. The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of a Fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares. For the fiscal year ended April 30, 2009, the Distributor received $[ ] as compensation from Rafferty for distribution services for the Trust. Mr. Rafferty is an affiliated person of the Distributor.

Distribution Plan and Service Fees

Rule 12b-1 under the 1940 Act provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Trustees have adopted separate plans for the Investor Class (“Investor Class 12b-1 Plan”) of each Fund pursuant to which a Fund may pay certain expenses incurred in the distribution of its shares and the servicing and maintenance of existing shareholder accounts. The Distributor, as the Funds’ principal underwriter, and Rafferty may have a direct or indirect financial interest in the Plan or any related agreement.

Pursuant to the Investor Class 12b-1 Plan, the Investor Class shares of a Fund, except for the U.S. Government Money Market Fund, may pay up to 1.00% of the Investor Class’ average daily net assets. The Board has authorized the Funds to pay 0.25% of the Investor Class’ average daily net assets.

In addition, the Board approved a separate annualized shareholder services fee of 0.25% for the Investor Class shares. The fee compensates service providers and/or financial intermediaries for shareholder services provided to a Fund, including but not limited to: (a) answering shareholder inquires regarding the manner in which purchases, exchanges and redemptions of Investor Class shares of a Fund may be effected and other matters pertaining to Investor Class; (b) providing necessary personnel and facilities to establish and maintain shareholder accounts and records; (c) assisting shareholders in arranging for processing of purchase, exchange and redemption transactions; (d) assisting in the enhancement of relations and communication between shareholders and the Funds; (e) assisting in the maintenance of Fund records containing shareholder information; and (g) providing such other related personal services as the shareholder may request.

Under an agreement with the Funds, your Financial Advisor may provide services, as described in the Prospectus, and as described above, and receive Rule 12b-1 fees and or shareholder servicing fees from the Funds.

Each Plan was approved by the Trustees and the Independent Trustees of the Funds. In approving each Plan, the Trustees determined that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. The Trustees will review quarterly and annually a written report provided by the Treasurer of the amounts expended under the Plans and the purpose for which such expenditures were made.

The Plans permit payments to be made by each Fund to the distributor or other third parties for expenditures incurred in connection with the distribution of Fund shares to investors and the provision of certain shareholder services. The distributor or other third parties are authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of each Fund. In addition, the Plans authorize payments by each Fund to the distributor or other third parties for the cost related to selling or servicing efforts, preparing, printing and distributing Fund prospectuses, statements of additional information, and shareholder reports to investors.

The tables below show the amount of 12b-1 fees incurred and the allocation of such fees by each of the following Funds for the fiscal year ended August 31, 2008.

Fund (Investor Class)	12b-1 fees Incurred
Direxion Monthly Small Cap Bull 2X Fund	$11,220
Direxion Monthly Small Cap Bear 2X Fund	$37,128
Direxion Monthly Commodity Bull 2X Fund	$164,156
Direxion Monthly China Bull 2X Fund	$9,603
Direxion Monthly 10 Year Note Bull 2X Fund	$86,216
Direxion Monthly 10 Year Note Bear 2X Fund	$50,099
Direxion Monthly Developed Markets Bull 2X Fund	$17,841
Direxion Monthly Developed Markets Bear 2X Fund	$28,684
Direxion Monthly Emerging Markets Bull 2X Fund	$111,873
Direxion Monthly Emerging Markets Bear 2X Fund	$32,956
Dynamic HY Bond Fund	$142,265
HY Bear Fund	$85,134

Fund (Investor Class)	Advertising and Marketing	Printing and Postage	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel	Other Marketing Expenses
Direxion Monthly Small Cap Bull 2X Fund	$785	$0	$561	$337	$7,293	$2,244
Direxion Monthly Small Cap Bear 2X Fund	$2,228	$0	$1,856	$5,569	$21,163	$6,312
Direxion Monthly Commodity Bull 2X Fund	$9,849	$0	$8,208	$16,416	$100,135	$29,548
Direxion Monthly China Bull 2X Fund	$672	$0	$480	$1,729	$5,090	$1,633
Direxion Monthly Developed Markets Bull 2X Fund	$892	$0	$714	$3,390	$9,813	$3,033
Direxion Monthly Developed Markets Bear 2X Fund	$1,721	$0	$1,147	$3,729	$16,924	$5,163
Direxion Monthly 10 Year Note Bull 2X Fund	$6,035	$0	$4,311	$6,035	$53,454	$16,381
Direxion Monthly 10 Year Note Bear 2X Fund	$3,006	$0	$2,004	$12,525	$25,050	$7,515
Direxion Monthly Emerging Markets Bull 2X Fund	$5,594	$0	$5,594	$8,950	$70,480	$21,256

Fund (Investor Class)	Advertising and Marketing	Printing and Postage	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel	Other Marketing Expenses
Direxion Monthly Emerging Markets Bear 2X Fund	$1,648	$0	$1,318	$6,591	$17,796	$5,60
Dynamic HY Bond Fund	$8,536	$0	$7,113	$0	$98,163	$28,45
HY Bear Fund	$5,959	$0	$4,257	$851	$57,040	$17,02

The tables below show the amount of 12b-1 fees incurred and the allocation of such fees by each of the following Funds for the fiscal periods ended April 30, 2009.

Fund (Investor Class)	12b-1 fees Incurred
Direxion Monthly S&P 500® Bull 2X Fund	$[ ]
Direxion Monthly S&P 500® Bear 2X Fund	$[ ]
Direxion Monthly Dollar Bear 2X Fund	$[ ]
Direxion Monthly NASDAQ-100® Bull 2X Fund	$[ ]
Direxion Monthly NASDAQ-100® Bear 2X Fund	$[ ]
Direxion Monthly Latin America Bull 2X Fund	$[ ]

Fund (Investor Class)	Advertising and Marketing	Printing and Postage	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel	Other Marketing Expenses
Direxion Monthly S&P 500® Bull 2X Fund	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Direxion Monthly S&P 500® Bear 2X Fund	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Direxion Monthly Dollar Bear 2X Fund	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Direxion Monthly NASDAQ-100® Bull 2X Fund	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Direxion Monthly NASDAQ-100® Bear 2X Fund	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Direxion Monthly Latin America Bull 2X Fund	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]

Independent Registered Public Accounting Firm

[ ] is the independent registered public accounting firm for the Trust. The Financial Statements of the Funds for the fiscal years ended August 31, 2008 and April 30, 2009 have been audited by [ ] and are incorporated by reference herein with reliance upon the report of said Firm, which is given upon their authority as experts in accounting and auditing.

DETERMINATION OF NET ASSET VALUE

The NAV per share of each Fund is determined separately daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally at 4:00 p.m. Eastern time), each day the NYSE, and Bond Market for the 10 Year Note Funds, is open for business (“Business Day”). The NYSE is not open on New Year’s Day, Presidents’ Day, Martin Luther King’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Money Market Fund. It is the policy of the Money Market Fund to attempt to maintain a constant price per share of $1.00. There can be no assurance that a $1.00 NAV per share will be maintained. The portfolio instruments held by the Money Market Fund are valued based on the amortized cost valuation method pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value. Such fluctuations generally are in response to changes in interest rates. Use of the amortized cost valuation method requires the Money Market Fund to purchase instruments having remaining maturities of 397 days or less, to maintain a dollar-weighted average portfolio maturity of 90 days or less, and to invest only in securities determined by the Trustees to be of high quality with minimal credit risks. The Money Market Fund may invest in issuers or instruments that at the time of purchase have received the highest short-term rating by any two nationally recognized statistical rating organizations (“NRSROs”).

Rule 2a-7 requires the Trustees to establish procedures reasonably designed to stabilize the NAV per share as computed for purposes of distribution and redemption. The Board’s procedures include monitoring the relationship between the amortized cost value per share and a NAV per share based upon available indications of market value. The Board will decide what, if any, steps should be taken if there is a difference of more than 0.5% between the two methods. The Board will take any steps they consider appropriate (such as redemption in-kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining NAV.

Each Fund other than the Money Market Fund. A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ Global Market® (“NASDAQ®”) for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”) provided by NASDAQ® each business day. The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern time, unless that price is outside the range of the “inside” bid and asked prices’ in that case, NASDAQ® will adjust the price to equal the inside bid or asked price, whichever is closer. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.

When market quotations for options and futures positions held by a Fund are readily available, those positions will be valued based upon such quotations. Securities and other assets for which market quotations are not readily available, or for which Rafferty has reason to question the validity of quotations received, are valued at fair value by procedures as adopted by the Board.

For purposes of determining NAV per share of a Fund, options and futures contracts are valued at the last sales prices of the exchanges on which they trade. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the last sale price for a like contract acquired on the day on which the futures contract is being valued. The value of options on futures contracts is determined based upon the last sale price for a like option acquired on the day on which the option is being valued. A last sale price may not be used for the foregoing purposes if the market makes a limited move with respect to a particular instrument.

For valuation purposes, quotations of foreign securities or other assets denominated in foreign currencies are translated to U.S. dollar equivalents using the net foreign exchange rate in effect at the close of the stock exchange in the country where the security is issued. Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. If the Board determines that the amortized cost method does not represent the fair value of the short-term debt instrument, the investment will be valued at fair value as determined by procedures as adopted by the Board. U.S. government securities are valued at the mean between the closing bid and asked price provided by an independent third party pricing service (“Pricing Service”).

OTC securities held by a Fund will be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities; if no sales price is reported, the mean of the last bid and asked price is used. Dividend income and other distributions are recorded on the ex-distribution date.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets not valued in accordance with the foregoing principles will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to Rafferty or the officers of the Trust. The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determinations. The Trustees, from time to time, will review these methods of valuation and will recommend changes that may be necessary to assure that the investments of a Fund are valued at fair value.

For purposes of calculating their daily NAV, a Fund typically reflects changes in its holdings of portfolio securities on the first business day following a portfolio trade (commonly known as “T+1 accounting”). However, each Fund is permitted to include same day trades when calculating its NAV (commonly referred to as “trade date accounting”) on days when a Fund receives substantial redemptions. Such redemptions can result in an adverse impact on a Fund’s NAV when there is a disparity between the trade price and the closing price of the security. Thus, a Fund’s use of trade date accounting is likely to lessen the impact of substantial redemptions on a Fund’s NAV.

REDEMPTIONS

Redemption In-Kind

The Trust has filed a notice of election under Rule 18f-1 of the 1940 Act, which obligates a Fund to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of that Fund’s NAV, whichever is less. Any redemption beyond this amount also will be in cash unless the Trustees determine that further cash payments will have a material adverse effect on remaining shareholders. In such a case, a Fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as each Fund determines NAV. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable. A redemption in-kind is not as liquid as a cash redemption. If a redemption is made in-kind, a shareholder receiving portfolio instruments could receive less than the redemption value thereof and could incur certain transaction costs. Shareholders who receive futures contracts or options on futures contracts in connection with a redemption in-kind may be responsible for making any margin payments due on those contracts.

Redemptions by Telephone

Shareholders may redeem shares of a Fund by telephone. When acting on verbal instructions believed to be genuine, the Trust, Rafferty, transfer agent and their trustees, directors, officers and employees are not liable for any loss resulting from a fraudulent telephone transaction request and the investor will bear the risk of loss. In acting upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, name(s) and social security number(s) registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner. To the extent that the Trust, Rafferty, transfer agent and their trustees, directors, officers and employees do not employ such procedures, some or all of them may be liable for losses due to unauthorized or fraudulent transactions.

Receiving Payment

Payment of redemption proceeds will be made within seven days following a Fund’s receipt of your request (if received in good order as described below) for redemption. For investments that have been made by check, payment on redemption requests may be delayed until the transfer agent is reasonably satisfied that the purchase payment has been collected by the Trust (which may require up to 10 calendar days). To avoid redemption delays, purchases should be made by direct wire transfer.

A redemption request will be considered to be received in “good order” if:

•	The number or amount of shares and the class of shares to be redeemed and shareholder account number have been indicated;

•	Any written request is signed by a shareholder and by all co-owners of the account with exactly the same name or names used in establishing the account;

•

Any written request is accompanied by certificates representing the shares that have been issued, if any, and the certificates have been endorsed for transfer exactly as the name or names appear on the certificates or an accompanying stock power has been attached; and

•

The signatures on any written redemption request in excess of $100,000 or more and on any certificates for shares (or an accompanying stock power) have been guaranteed by a national bank, a state bank that is insured by the Federal Deposit Insurance Corporation, a trust company or by any member firm of the New York, American, Boston, Chicago, Pacific or Philadelphia Stock Exchanges. Signature guarantees also will be accepted from savings banks and certain other financial institutions that are deemed acceptable by U.S. Bancorp Funds Services, LLC, as transfer agent, under its current signature guarantee program.

The right of redemption may be suspended or the date of payment postponed for any period during which (1) the NYSE is closed (other than customary weekend or holiday closings); (2) trading on the NYSE is restricted; (3) situations where an emergency exists as a result of which it is not reasonably practicable for a Fund to fairly determine the value of its net assets or disposal of a Fund’s securities is not reasonably practicable; or (4) the SEC has issued an order for the protection of a Fund’s shareholders.

Anti-Money Laundering

A Fund is required to comply with various federal anti-money laundering laws and regulations. Consequently, a Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or a Fund may be required to transfer the account or proceeds of the account to a government agency. In addition, pursuant to a Fund’s Customer Identification Program, a Fund’s transfer agent will complete a thorough review of all new opening account applications and will not transact business with any person or entity whose identity cannot be adequately verified.

EXCHANGE PRIVILEGE

An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by a Fund whose shares are being exchanged of (1) proper instructions and all necessary supporting documents; or (2) a telephone request for such exchange in accordance with the procedures set forth in the Prospectuses and below. Telephone requests for an exchange received by a Fund before 4:00 p.m. Eastern time will be effected at the close of regular trading on that day. Requests for an exchange received after the close of regular trading will be effected on the NYSE’s next trading day. Due to the volume of calls or other unusual circumstances, telephone exchanges may be difficult to implement during certain time periods.

The Trust reserves the right to reject any order to acquire its shares through exchange or otherwise to restrict or terminate the exchange privilege at any time. In addition, the Trust may terminate this exchange privilege upon a 60-day notice.

SHAREHOLDER AND OTHER INFORMATION

Each share of a Fund gives the shareholder one vote in matters submitted to shareholders for a vote. Each series of each Fund have equal voting rights, except that, in matters affecting only a particular series, only shares of that series are entitled to vote. Share voting rights are not cumulative, and shares have no preemptive or conversion rights. Shares are not transferable. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in a Trust’s or a Fund’s operation and for the election of Trustees under certain circumstances. Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of a Trust’s outstanding shares.

The Trust has entered into a licensing agreement with The McGraw-Hill Companies, Inc. to permit the use of certain servicemarks in connection with its registration statement and other materials. “Standard & Poor’s®”, “S&P®”, “S&P 500®” and “Standard & Poor’s 500” are trademarks of The McGraw-Hill Companies, Inc. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Funds.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

As stated in the Prospectus, the Money Market Fund ordinarily declares dividends daily from its net investment income and distributes them monthly, whereas each other Fund distributes dividends to its shareholders from its net investment income, at least annually; for these purposes, net investment income includes accrued interest and accretion of original issue and market discounts, less amortization of market premium and estimated expenses, and is calculated immediately prior to the determination of a Fund’s NAV per share. Each Fund also distributes its net short-term capital gain, if any, annually but may make more frequent distributions thereof if necessary to avoid income or excise taxes or, in the case of the Money Market Fund, to maintain its NAV per share at $1.00. Each Fund, other than the Money Market Fund, may realize net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss and thus anticipates annual distributions thereof. The Trustees may revise this dividend policy, or postpone the payment of dividends, if a Fund has or anticipates any large unexpected expense, loss, or fluctuation in net assets that, in the Trustees’ opinion, might have a significant adverse effect on its shareholders.

Taxes

Taxation of Shareholders. Dividends (including distributions of short-term capital gain) a Fund distributes, if any, are taxable to its shareholders as ordinary income (at rates up to 35% for individuals), except to the extent they constitute “qualified dividend income” (described in the Prospectus) (“QDI”), regardless of whether the dividends are reinvested in Fund shares or received in cash. Distributions of a Fund’s net capital gain, if any, are taxable to its shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether the distributions are reinvested in Fund shares or received in cash.

A shareholder’s sale (redemption) of Fund shares may result in a taxable gain, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis in the shares. An exchange of Fund shares for shares of another Fund generally will have similar consequences. If Fund shares are redeemed at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable distribution (with the tax consequences described in the Prospectus).

Regulated Investment Company Status. Each Fund is treated as a separate corporation for federal tax purposes and intends to qualify as a regulated investment company under Subchapter M of Chapter 1 of the Code (“RIC”). If a Fund so qualifies and satisfies the Distribution Requirement (defined below) for a taxable year, it will not be subject to federal income tax on the part of its investment company taxable income -- generally consisting of net investment income, the excess of net short-term capital gain over net long-term capital loss (“short-term capital gain”), and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid -- and net capital gain -- it distributes to its shareholders for that year.

To qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (“Distribution Requirement”) and must meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) securities (other than U.S. government securities or the securities of other RICs) of any one issuer, (ii) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) securities of one or more QPTPs (collectively, “Diversification Requirements”). The Internal Revenue Service (“Service”) has ruled that income from a derivative contract on a commodity index generally is not qualifying income for purposes of the Income Requirement (“Qualifying Income”).

Although each Fund intends to satisfy all the foregoing requirements, there is no assurance that a Fund will be able to do so. The investment by a Fund, other than the Money Market Fund, primarily in options and futures positions entails some risk that it might fail to satisfy the Diversification Requirements. There is some uncertainty regarding the valuation of such positions for purposes of those requirements; accordingly, it is possible that the method of valuation the Funds use, pursuant to which each of them would expect to be treated as satisfying the Diversification Requirements, would not be accepted in an audit by the Service, which might apply a different method resulting in disqualification of one or more of the Funds.

If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) its taxable income, including net capital gain, would be taxed at corporate income tax rates (up to 35%), (2) it would not receive a deduction for the distributions it makes to its shareholders, and (3) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income, except for the part of those dividends that is QDI, which is subject to a maximum federal income tax rate of 15%) to the extent of the Fund’s earnings and profits; those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund would be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

Excise Tax. Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Income from Foreign Securities. Dividends and interest a Fund receives, and gains it realizes on foreign securities, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues dividends, interest or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders.

Each Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the 15% maximum federal income tax rate on individuals’ QDI.

If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then, in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each Fund may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the PFIC’s stock over a Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock with respect to which it makes this election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Derivatives Strategies. The use of derivatives strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures, and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as Qualifying Income. Each Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment to mitigate the effect of these rules, prevent its disqualification as a RIC, and minimize the imposition of federal income and excise taxes.

Some futures contracts (other than “securities futures contracts,” as defined in Code section 1234B(c)), foreign currency contracts, and “nonequity options” (i.e., certain listed options, such as those on a “broad-based” securities index) in which a Fund invests may be subject to Code section 1256 (collectively “section 1256 contracts”). Section 1256 contracts that a Fund holds at the end of its taxable year must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it. A Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

Code section 1092 (dealing with straddles) also may affect the taxation of options, futures, and forward contracts in which a Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward contracts are positions in personal property. Under that section any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

If a call option written by a Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain. If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale. If a call option purchased by a Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the security or futures contract subject thereto. If a Fund exercises a purchased call option, the premium it paid for the option will be added to the basis of the subject securities or futures contract.

If a Fund has an “appreciated financial position” -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Income from Zero-Coupon and Payment-in-Kind Securities. A Fund may acquire zero-coupon or other securities (such as strips) issued with OID. As a holder of those securities, a Fund must include in its gross income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, a Fund must include in its gross income securities it receives as “interest” on payment-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Funds. No attempt is made to present a complete explanation of the federal tax treatment of the Funds’ activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to a Fund and to distributions therefrom.

FINANCIAL STATEMENTS

The financial statements for the Direxion Monthly Small Cap Bull 2X Fund, Direxion Monthly Small Cap Bear 2X Fund, Direxion Monthly Commodity Bull 2X Fund, Direxion Monthly 10 Year Note Bull 2X Fund, Direxion Monthly 10 Year Note Bear 2X Fund, Direxion Monthly Developed Markets Bull 2X Fund, Direxion Monthly Developed Markets Bear 2X Fund, Direxion Monthly Emerging Markets Bull 2X Fund, Direxion Monthly Emerging Markets Bear 2X Fund, Direxion Monthly China Bull 2X fund, Dynamic HY Bond Fund, HY Bear Fund and US Government Money Market Fund for the fiscal year ended August 31, 2008 (or since commencement of operations if less than one year), are herein incorporated by reference to the Funds’ Annual Report to Shareholders dated August 31, 2008.

The financial statements for the Direxion Monthly S&P 500® Bull 2X Fund, Direxion Monthly S&P 500® Bear 2X Fund, Direxion Monthly Dollar Bear 2X Fund, Direxion Monthly NASDAQ-100® Bull 2X Fund, NASDAQ-100® 2X Bear Fund and Direxion Monthly Latin America Bull 2X are herein incorporated by reference to the Funds’ Annual Report to Shareholders dated April 30, 2009.

To receive a copy of the Prospectus or Annual or Semi-Annual Reports to shareholders, without charge, write to or call the Trust at the address or telephone number listed above.

Appendix A

Description of Corporate Bond Ratings

Moody’s Investors Service and Standard and Poor’s Corporation are two prominent independent rating agencies that rate the quality of bonds. Following are expanded explanations of the ratings shown in the Prospectus and this SAI.

Moody’s Investors Service – Long-Term Corporate Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Generally, investment-grade debt securities are those rated Baa3 or better by Moody’s.

Standard and Poor’s – Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation;
•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and

A-1

subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note: Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus
(-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Generally, investment-grade debt securities are those rated BBB or better by Standard & Poor’s.

A-2

APPENDIX B

Direxion Funds
Direxion Insurance Trust
Proxy Voting Policies and Procedures

Recognizing the increased scrutiny that both institutions and corporations are under, it is important to have corporate governance that appreciates the importance of consistently applied policy guidelines that are aligned with investors’ views on key issues. With this in mind we currently use ISS’s proxy voting service to execute ballots on behalf of the Direxion Funds and the Direxion Insurance Trust (collectively, the “Trust”). ISS prepares custom research and votes per their recommendation. If we agree with their recommendation, no action is required. However, we retain the right and ability to override the vote if you disagree with ISS’s vote recommendation.

I.      Duty to Vote Proxies

Rafferty Asset Management, LLC (“Rafferty”) views seriously its responsibility to exercise voting authority over securities that are owned by the Trust.

To document that proxies are being voted, ISS (on behalf of the Trust) will maintain a record reflecting when and how each proxy is voted consistent with the requirements of Rule 206(4)-6 under the Investment Advisors Act of 1940 and other applicable regulations. Rafferty will make its proxy voting history and policies and procedures available to shareholders upon request.

II.      Guidelines for Voting Proxies

Rafferty generally follows the recommendations of ISS’s proxy voting guidelines as outlined below. Proxy proposals are considered on their own merits and a determination is made as to support or oppose management’s recommendation. Rafferty will typically accept ISS’s recommendations on social issues as it does not have the means to evaluate the economic impact of such proposals, or determine a consensus among shareholders’ social or political viewpoints.

III.      Review and Compliance

It is Rafferty’s responsibility to oversee ISS’s proxy voting to ensure compliance and timely reporting to US Bank. Reports are verified monthly through ISS’s Votex website. ISS provides US Bank with the NP-X file covering the period from July 1st through June 30th of the following year. US Bank files the NP-X with the SEC on the Trust’s behalf. These records are maintained for five years and the previous two years proxy voting records can be accessed by contacting US Bank.

Below is a summary outlining ISS’s US Proxy Voting Guidelines.

1. Auditors

Ratifying Auditors
Vote FOR proposals to ratify auditors, unless:

• An auditor has a financial interest in or association with the company, and is therefore not independent;

• There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

• Fees for non-audit services are excessive.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections
Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

• Composition of the board and key board committees;

• Attendance at board and committee meetings;

• Corporate governance provisions and takeover activity;

• Disclosures under Section 404 of the Sarbanes-Oxley Act;

• Long-term company performance relative to a market and peer index;

• Extent of the director’s investment in the company;

• Existence of related party transactions;

• Whether the chairman is also serving as CEO;

• Whether a retired CEO sits on the board;

• Number of outside boards at which a director serves.

B-1

WITHHOLD from individual directors who:

• Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

• Sit on more than six public company boards;

• Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

• The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

• The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

• The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

• The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

• The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

• At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

• A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group.

WITHHOLD from inside directors and affiliated outside directors when:

• The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

• The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

• The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

• The non-audit fees paid to the auditor are excessive;

• A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

• There is a negative correlation between chief executive pay and company performance;

• The company fails to submit one-time transfers of stock options to a shareholder vote;

• The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

• The company has poor compensation practices.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

• Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.);

• Two-thirds independent board;

• All-independent key committees;

• Established governance guidelines;

• The company does not under-perform its peers.

B-2

Majority Vote Shareholder Proposals

Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections). Consider voting AGAINST the shareholder proposal if the company has adopted a formal corporate governance policy that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

At a minimum, a company’s policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

• Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;

• The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee’s status;

• The policy needs to specify that the process of determining the nominee’s status will be managed by independent directors and must exclude the nominee in question;

• An outline of a range of remedies (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

• The final decision on the nominee’s status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe for disclosure and require a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why its policy is the best structure for demonstrating accountability to shareholders.

3. Proxy Contests
Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

• Long-term financial performance of the target company relative to its industry;

• Management’s track record;

• Background to the proxy contest;

• Qualifications of director nominees (both slates);

• Strategic plan of dissident slate and quality of critique against management;

• Likelihood that the proposed goals and objectives can be achieved (both slates);

• Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses
Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

• Shareholders have approved the adoption of the plan; or

• The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

• No lower than a 20 percent trigger, flip-in or flip-over;

• A term of no more than three years;

• No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

• Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

B-3

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, evaluate the proposed transaction based on these factors:

• Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?

• Market reaction - How has the market responded to the proposed deal?

• Strategic rationale - Does the deal make sense strategically? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.

• Negotiations and process - Were the terms of the transaction negotiated at arm's length? Was the process fair and equitable?

• Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests.

• Governance - Will the combined company have a better or worse governance profile than the parties to the transaction?

6. State of Incorporation
Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure
Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company’s ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. Executive and Director Compensation
Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

• The total cost of the company’s equity plans is unreasonable;

• The plan expressly permits the repricing of stock options without prior shareholder approval;

• There is a disconnect between CEO pay and the company’s performance;

• The company’s three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or

• The plan is a vehicle for poor pay practices.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation plan are met and disclosed in the proxy statement:

• Stock ownership guidelines with a minimum of three times the annual cash retainer.

• Vesting schedule or mandatory holding/deferral period:

B-4

- A minimum vesting of three years for stock options or restricted stock; or

- Deferred stock payable at the end of a three-year deferral period.

• A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

• No retirement/benefits and perquisites for non-employee directors; and

• A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Disclosure of CEO Compensation-Tally Sheet

Companies should provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

Employee Stock Purchase Plans--Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

• Purchase price is at least 85 percent of fair market value;

• Offering period is 27 months or less; and

• The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans--Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

• Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

• Limits on employee contribution (a fixed dollar amount or a percentage of base salary);

• Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

• No discount on the stock price on the date of purchase since there is a company matching contribution.

Option Exchange Programs/Re-pricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration historic trading patterns, rationale for the re-pricing, value-for-value exchange treatment of surrendered options, option vesting, term of the option, exercise price and participation. Vote FOR shareholder proposals to put option re-
pricing to a shareholder vote.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

• A trigger beyond the control of management;

• The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

• Change-in-control payments should be double-triggered, i.e., (1) after a change in the company’s ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. Corporate Responsibility
Animal Rights

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

• The company is conducting animal testing programs that are unnecessary or not required by regulation;

• The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

• The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards.

Drug Pricing and Re-importation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

• The existing level of disclosure on pricing policies;

• Deviation from established industry pricing norms;

• The company’s existing initiatives to provide its products to needy consumers;

• Whether the proposal focuses on specific products or geographic regions.

B-5

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Toxic Chemicals

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals.

Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

• New legislation is adopted allowing development and drilling in the ANWR region;

• The company intends to pursue operations in the ANWR; and

• The company has not disclosed an environmental risk report for its ANWR operations.

Concentrated Area Feeding Operations (CAFOs)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

• The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

• The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

• The company does not maintain operations in Kyoto signatory markets;

• The company already evaluates and substantially discloses such information; or,

• Greenhouse gas emissions do not significantly impact the company’s core businesses.

Political Contributions

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering: any recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

B-6

Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. Mutual Fund Proxies
Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

• Past performance as a closed-end fund;

• Market in which the fund invests;

• Measures taken by the board to address the discount; and

• Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

• Performance of the fund’s net asset value;

• The fund’s history of shareholder relations;

• The performance of other funds under the advisor’s management.

B-7

[DIREXION FUNDS LOGO]

PROSPECTUS

33 Whitehall Street, 10th Floor

New York, New York 10004

(800) 851-0511

Commodity Trends Strategy Fund

Financial Trends Strategy Fund

Direxion/Wilshire Dynamic Fund

Investor Class
Institutional Class

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

August 28, 2009

OVERVIEW	1

ABOUT THE FUNDS	2

Commodity Trends Strategy Fund	2
Financial Trends Strategy Fund	7
Direxion/Wilshire Dynamic Fund	11

PRINCIPAL RISKS	16

ABOUT YOUR INVESTMENT	23

Share Price of the Funds	23
Rule 12b-1 Fees	24
Investor Class Shares and Institutional Class Shares	24
Shareholder Services Guide	25

ACCOUNT AND TRANSACTION POLICIES	26

MANAGEMENT OF THE FUNDS	31

PORTFOLIO HOLDINGS	34

DISTRIBUTIONS AND TAXES	34

MASTER/FEEDER OPTION	36

FINANCIAL HIGHLIGHTS	36

PRIVACY NOTICE (Not a part of the Prospectus)	PN-1

MORE INFORMATION ON THE DIREXION FUNDS	Back Cover

In deciding whether to invest in the funds described herein, you should rely on information in this Prospectus or the Statement of Additional Information (the “SAI”). The Direxion Funds (the “Trust”) has not authorized the use of this Prospectus in any state or jurisdiction in which such an offering may not legally be made.

i

OVERVIEW

This Prospectus relates to the Investor Class and Institutional Class Shares of the Commodity Trends Strategy Fund, Financial Trends Strategy Fund and Direxion/Wilshire Dynamic Fund (each a “Fund” and, collectively, the “Funds”). Rafferty Asset Management, LLC (“Rafferty” or “Adviser”), the investment adviser to the Funds, uses a number of investment techniques in an effort to achieve the stated goal for each Fund. In addition, Wilshire Associates Incorporated serves as subadviser to the Direxion/Wilshire Dynamic Fund (“Wilshire” or “Subadviser”).

Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets could experience increased volatility and turmoil, and it is uncertain whether or for how long these conditions could continue. The U.S. Government has already taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide. These events and possible continued market turbulence may have an adverse effect on the Funds.

Please note that shares of each Fund may not be available in all states. Shares of each Fund are only available in states in which they are authorized for purchase.

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ABOUT THE FUNDS

Commodity Trends Strategy Fund

Investment Objective. The Commodity Trends Strategy Fund seeks daily investment results, before fees and expenses, of the performance of the Standard and Poor’s® Commodity Trends Indicator (“S&P® CTI”).

Principal Investment Strategy. The Commodity Trends Strategy Fund invests in a combination of commodity-linked derivatives and fixed income securities directly and/or indirectly through its wholly-owned subsidiary (the “Subsidiary”). The Commodity Trends Strategy Fund typically invests in commodity-linked derivatives principally through the Subsidiary. These commodity-linked derivatives include commodity and financial futures, options and swap contracts and commodity-linked structured notes. The commodity-linked derivatives are positioned either long or short (except for the energy sector contracts, which cannot have a short position) based on their prices relative to their average price over a recent period, or “moving averages”. The Commodity Trends Strategy Fund also may invest directly in exchange-traded funds (“ETFs”) and other investment companies that provide exposure to managed commodities and equity securities. On certain occasions, the Fund may employ leveraging techniques to match its underlying benchmark.

The Fund holds U.S. government securities, short-term fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents with maturities of one year or less as investments and to collateralize its commodity-linked derivative exposure on a day-to-day basis.

The Commodity Trends Strategy Fund may invest in the Subsidiary up to 25% of the value of its total assets, measured as of the close of each quarter of its taxable year. The Subsidiary, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by the Commodity Trends Strategy Fund. The Commodity Trends Strategy Fund invests in the Subsidiary in order to gain exposure to the investment returns of the commodities markets within the limitations of the federal tax law requirements applicable to regulated investment companies. The Subsidiary invests principally in commodity and financial futures, options and swap contracts and commodity-linked structured notes, as well as certain fixed-income investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. Unlike the Commodity Trends Strategy Fund, the Subsidiary may invest without limitation in commodity-linked derivatives, though the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that apply to the Commodity Trends Strategy Fund’s transactions in these instruments. To the extent applicable, the Subsidiary otherwise is subject to the same fundamental and non-fundamental investment restrictions as the Commodity Trends Strategy Fund, and in particular, to the same requirements relating to portfolio leverage, liquidity, and the timing and method of valuation of portfolio investments and Fund shares. The Commodity Trends Strategy Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.

Target Index. The S&P® CTI is an index that seeks to benefit from trends (in either direction) in the commodity futures markets. The S&P® CTI follows a quantitative methodology to track the prices of a diversified portfolio of 16 traditional commodity futures contracts, or “components.” The components are grouped into 6 sectors with the following percentage allocations as of the date of this Prospectus: (1) Energy: 37.5%; (2) Industrial Metals: 10%; (3) Precious Metals: 10.5%; (4) Livestock: 10%; (5) Grains: 23%; and (6) Softs, which include coffee, cocoa, cotton, and sugar: 9%. Each of the six sectors of the S&P® CTI is held either long or short by the S&P® CTI, depending upon price trends within that sector, with the exception of energy, which is held long or flat, meaning that there is no position. In the event that there is no energy position, the sector is allocated to the other five sectors of the S&P® CTI on a pro-rata basis. The S&P® CTI sectors are rebalanced monthly to their fixed weights noted above and the components are rebalanced annually at the end of each calendar year.

S&P® CTI is a trademark of Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P®”) and has been licensed for use by the Commodity Trends Strategy Fund. The Commodity Trends Strategy Fund is not sponsored, endorsed, sold or promoted by S&P® or Alpha Financial Technologies, Inc. (“AFT”), the owner of the S&P® CTI. S&P® and AFT make no representation or warranty, express or implied, to the owners of the Commodity Trends Strategy Fund or any or any member of the public regarding the advisability of investing in securities generally or in the Commodity Trends Strategy Fund particularly or the ability of the S&P® CTI to

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provide the basis for superior commodity investment performance. S&P® and AFT’s only relationship to the Commodity Trends Strategy Fund is the licensing of certain trademarks and trade names of S&P® and AFT and of the S&P® CTI, which is determined, composed and calculated without regard to the Commodity Trends Strategy Fund. S&P® and AFT have no obligation to take the needs of the Commodity Trends Strategy Fund or its shareholders into consideration in determining, composing or calculating the S&P® CTI. S&P® and AFT are not responsible for and have not participated in the determination of the prices and amount of the Commodity Trends Strategy Fund or the timing of the issuance or sale of the shares of the Commodity Trends Strategy Fund or in the determination or calculation of the net asset value of the Commodity Trends Strategy Fund. S&P® and AFT have no obligation or liability in connection with the administration, marketing or trading of the Commodity Trends Strategy Fund. S&P® and AFT do not guarantee the adequacy, accuracy, timelines or completeness of the S&P® CTI or any data included therein or any communications, including, but not limited to, oral or written communications (including electronic communications) with respect thereto. S&P® and AFT shall not be subject to any damages or liability for any errors, omissions or delays therein. S&P® makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the marks, the index or any data included therein. Without limiting any of the foregoing, in no event whatsoever, shall S&P® or AFT be liable for any indirect, special, incidental punitive or consequential damages, including but not limited to, loss of profits, trading losses, lot time or goodwill, even if they have been advised of the possibility of such damages, whether in contract, tort, strict liability of otherwise.

Performance. No performance is provided for the Commodity Trends Strategy Fund because it does not have annual returns for at least one calendar year prior to the date of this Prospectus.

Risks. The principal risks of investing in the Commodity Trends Strategy Fund are set forth below and in the “Principal Risk Factors” section of this prospectus:

•

Risks of Investing in Commodity-Linked Derivatives – The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity and the value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. Commodity-linked derivatives also may be subject to credit and interest rate risks that in general affect the values of debt securities.

•

Risks of Investing in Wholly-owned Subsidiary - By investing in the Subsidiary, the Commodity Trends Strategy Fund is indirectly exposed to the risks associated with the Subsidiary’s commodity-linked derivatives investments. Since the Subsidiary is organized under the law of the Cayman Islands and is not registered with the SEC under the 1940 Act, the Commodity Trends Strategy Fund, as an investor in the Subsidiary, will not have the same protections offered to shareholder of other registered investment companies.

•

High Portfolio Turnover - The Fund may experience high portfolio turnover, which involves correspondingly greater expenses to a Fund, as well as adverse tax consequences, and may adversely affect the Fund’s performance.

•

Tax Risk - The Fund intends to treat the income it derives from commodity-linked notes and the Subsidiary as “qualifying income” under the Internal Revenue Code, based on private letter rulings (“PLRs”) provided to third-parties not associated with the Fund or Rafferty. If, however, the Internal Revenue Services (“IRS”) decides to change the its position with respect to the conclusions reached in the PLRs, then the Fund may be required to restructure its investments to satisfy the qualifying income requirement or might cease to qualify as a registered investment company.

•

Risk of Tracking Error - Several factors may affect the Fund’s ability to achieve its daily target. The Fund may have difficulty achieving its daily target due to fees and expenses, high portfolio turnover, transaction costs and/or a temporary lack of liquidity in the markets for the securities held by the Fund.

•

Leverage Risks – Use of leverage can magnify the effects of changes in the value of the Fund and make it more volatile. The leveraged investment techniques that the Fund employs should cause investors in the Fund to lose more money in adverse environments.

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•

Derivatives Risks - Investments in derivatives are subject to market risks that may cause their prices to fluctuate over time. Derivative instruments may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security or index. This will increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

•

Counterparty Risks - The Fund may invest in financial instruments, including swap agreements, that enable the Fund to hedge a position or to gain exposure to securities or an index without investing in specific securities or instruments. Using such swap agreements and similar financial instruments exposes the Fund to the risk that the counterparty may default. If the counterparty defaults, the Fund's risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement.

•

Risk of Non-Diversification - A non-diversified fund invests a high percentage of its assets in a limited number of securities. A non-diversified fund’s net asset values and total returns may fluctuate more of fall greater in times of weaker markets than a diversified mutual fund.

•

Risks of Investing in Other Investment Companies and ETFs - Investments in the securities of other investment companies and ETFs may involve duplication of advisory fees and certain other expenses. Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.

•

Risks of Investing in Equity Securities - Investments in publicly issued equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.

•

Risks of Shorting Instruments - Short positions are designed to profit from a decline in the price of particular securities, baskets of securities or indices. The Fund will lose value if and when the instrument’s price rises – a result that is the opposite from traditional mutual funds.

•

Adverse Market Conditions - The performance of the Fund is designed to correlate to the performance of an index or benchmark. As a consequence, the Fund’s performance will suffer during conditions which are adverse to the Fund’s investment goals.

•

Credit Risk - The Fund could lose money if the issuer of a debt security is unable to meet its financial obligations. The Fund could lose money if the issuer of a debt security in which it has a short position is upgraded or generally improves its standing. Credit risk usually applies to most debt securities, but generally is not a factor for U.S. government obligations.

•

Concentration Risk – Concentration risk results from a Fund’s investments in a specific industry or sector. The performance of a Fund that focuses its investments in a particular industry or sector may be more volatile than a fund that does not concentrate its investments.

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Fees and Expenses. The table below describes the fees and expenses you may pay if you buy and hold shares of the Commodity Trends Strategy Fund. The other expenses below reflect estimated expenses expected to be incurred for the fiscal period ending April 30, 2009.

Shareholder Fees(1) (fees paid directly from your investment):

Redemption Fee(2)	1.00%
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses (as a percentage of the Fund’s daily assets):

Commodity Trends Strategy Fund

	Investor Class	Institutional Class
Management Fees of the Fund and the Subsidiary(4)	1.00%	1.00%
Distribution and/or Service (12b-1) Fees(5)	0.25%	None
Other Expenses(3)(6)
Other Expenses of the Fund	0.64%	0.39%
(Includes Shareholder Servicing Fee of 0.25% for the Investor Class shares)
Total Annual Operating Expenses	1.89%	1.39%

(1)

Although no sales loads or transaction fees are charged, you will be assessed a $15 fee for outgoing wire transfers, and $25 for returned checks and stop payment orders by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. Please note that these fees are subject to change.

(2)	You will be assessed a 1.00% redemption fee on shares redeemed (through sales or exchanges) within 90 days of the date of purchase. For more information, see “Redemption Fees.”

(3)

Effective July 1, 2009, the fee table above is restated to reflect a new contractual arrangement. Under this arrangement, the Adviser is obligated to pay all expenses of the Funds other than the following: management fees, distribution and/or service fees, shareholder service fee, acquired fund fees, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Funds. This agreement may be terminated at any time by the Board of Trustees.

(4)

Under an investment advisory agreement between the Trust and Rafferty, the Commodity Trends Strategy Fund pays Rafferty an advisory fee at an annual rate of 1.00% of the Fund’s average daily assets managed by Rafferty that are not invested in the Subsidiary. Rafferty has entered into a separate agreement with the Subsidiary pursuant to which the Subsidiary pays Rafferty an advisory fee at an annual rate of 1.00% of the Subsidiary’s average daily net assets.

(5)

The Board of Trustees has adopted an Investor Class Rule 12b-1 Plan pursuant to which Investor Class shares of the Fund may pay an annual Rule 12b-1 fee up to 1.00% of the average daily net assets of that Class. The Board has currently authorized the Investor Class shares to pay annual Rule 12b-1 fees of 0.25%.

(6)

The Fund is required to disclose Acquired Fund Fees and Expenses in the fee table above. Acquired Fund Fees and Expenses are indirect fees that a Fund incurs from investing in the shares of other mutual funds (“Acquired Fund(s)”). The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund. Acquired Fund Fees and Expenses are reflected in the Acquired Fund ’s net asset value. Other Expenses of the Fund and Total Other Expenses include estimated Acquired Fund Fees and Expenses of less than 0.01% of the Commodity Trends Strategy Fund’s average daily net assets for the fiscal period ending April 30, 2009.

Expense Example

The table below is intended to help you compare the cost of investing in the Commodity Trends Strategy Fund with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the Commodity Trends Strategy Fund for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year. Because the expense limitation is only guaranteed through March 1, 2010, Net Expenses are used to calculate costs in Year 1, and Total Annual Fund Operating Expenses are used to calculate costs in Years 2 and 3. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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Commodity Trends Strategy Fund

	1 Year	3 Years	5 Years	10 Years
Investor Class	$192	$594	$1,021	$2,212
Institutional Class	$142	$440	$761	$1,669

Financial Trends Strategy Fund

Investment Objective. The Financial Trends Strategy Fund seeks investment results comparable to the performance of the Standard and Poor’s® Financial Trends Indicator (“S&P® FTI”). The Financial Trends Strategy Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.

Principal Investment Strategy. The Financial Trends Strategy Fund is managed to track the S&P® FTI. The Fund invests primarily in derivatives, including currency and financial futures contracts, options and swap contracts, but may also invest directly in currencies, equity securities and fixed income securities, and in exchange-traded funds (“ETFs”) and other investment companies. The Fund will attempt to achieve the same weightings among the Euro, Yen, Pound, Swiss Franc, Australian Dollar, Canadian Dollar and U.S. Treasury Notes as the S&P® FTI, but may not, at all times, invest in the same underlying securities or derivatives. In addition, on a day-to-day basis, the Fund will hold U.S. government securities, short-term fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash and other cash equivalents with maturities of one year or less to collateralize its derivatives exposure. Like the S&P® FTI, as described below, the Fund’s investments in each sector will be positioned long or short depending upon price trends within that sector. The Financial Trends Strategy Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

Target Index. The S&P® FTI is an index which reflects price changes in eight components, six currency and two fixed income market components. Unlike traditional indexes, which only reflect long positions in the relevant components, the S&P® FTI may reflect either a long or a short position in each of the eight components. This means that the value of a component of the S&P® FTI should rise if the S&P® FTI reflects a long position in that component and the price of the component rises or the S&P® FTI reflects a short position in that component and the price of the component declines. Conversely, the value of a component should decline if the S&P® FTI reflects a long position in that component and the price of the component declines or the S&P® FTI reflects a short position in that component and the price of the component rises. The determination as to whether the S&P® FTI reflects a long or short position in each component is reevaluated on a monthly basis based on the price behavior of each of the eight components relative to its average price over a recent period, or “moving average,” in an attempt to capture the long-term economic advantage of rising and declining trends in the currency and fixed income markets. As of January 1, 2009, the S&P® FTI’s component allocations were: (1) Euro: 26%; (2) Yen: 24%; (3) Pound: 10%; (4) Swiss Franc: 4%; (5) Australian Dollar: 4%; (6) Canadian Dollar: 2%; (7) U.S. Treasury Bonds: 15%; and (8) U.S. Treasury Notes: 15%.

S&P® FTI is a trademark of Standard & Poor’s®, a division of The McGraw-Hill Companies, Inc. (“S&P®”) and has been licensed for use by the Financial Trends Strategy Fund. The Financial Trends Strategy Fund is not sponsored, endorsed, sold or promoted by S&P® or Alpha Financial Technologies, Inc. (“AFT”), the owner of the S&P® FTI. S&P® and AFT make no representation or warranty, express or implied, to the owners of the Financial Trends Strategy Fund or any member of the public regarding the advisability of investing in securities generally or in the Financial Trends Strategy Fund particularly or the ability of the S&P® FTI to provide the basis for superior financial investment performance. S&P® and AFT’s only relationship to the Financial Trends Strategy Fund is the licensing of certain trademarks and trade names of S&P® and AFT and of the S&P® FTI, which is determined, composed and calculated without regard to the Financial Trends Strategy Fund. S&P® and AFT have no obligation to take the needs of the Financial Trends Strategy Fund or its shareholders into consideration in determining, composing or calculating the S&P® FTI. S&P® and AFT are not responsible for and have not participated in the determination of the prices and amount of the Financial Trends Strategy Fund or the timing of the issuance or sale of the shares of the Financial Trends Strategy Fund or in the determination or calculation of the net asset value of the Financial Trends Strategy Fund. S&P® and AFT have no obligation or liability in connection with the administration, marketing or trading of the Financial Trends Strategy Fund. S&P® and AFT do not guarantee the adequacy, accuracy, timelines or completeness of the S&P® FTI or any data included therein or any communications, including, but not limited to, oral or written communications (including electronic communications) with respect thereto. S&P® and AFT shall

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not be subject to any damages or liability for any errors, omissions or delays therein. S&P® makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the marks, the index or any data included therein. Without limiting any of the foregoing, in no event whatsoever shall S&P® or AFT be liable for any indirect, special, incidental, punitive or consequential damages, including but not limited to loss of profits, trading losses, lost time or goodwill, even if they have been advised of the possibility of such damages, whether in contract, tort, strict liability of otherwise.

Performance. No performance is provided for the Financial Trends Strategy Fund because it does not have annual returns for at least one calendar year prior to the date of the Prospectus.

Risks. The principal risks of investing in the Financial Trends Strategy Fund are set forth below and in the “Principal Risk Factors” section of this prospectus:

•

High Portfolio Turnover - The Fund may experience high portfolio turnover, which involves correspondingly greater expenses to a Fund, as well as adverse tax consequences, and may adversely affect the Fund’s performance.

•

Risk of Tracking Error - The Financial Trends Strategy Fund’s return may not match the return of the S&P® FTI due to, among other factors, the Fund incurring operating expenses, and not being fully invested at all times as a result of cash inflows and cash reserves to meet redemptions.

•

Leverage Risks – The Financial Trends Strategy Fund invests in derivatives, which may result in leverage. Leverage can magnify the effects of changes in the value of the Fund and make the Fund’s return more volatile, which may affect the performance of the Fund.

•

Derivatives Risks - Investments in derivatives are subject to market risks that may cause their prices to fluctuate over time and increase the Fund’s volatility. The Fund may also be exposed to additional risk for directly investing in derivatives, and incur larger losses and smaller gains, rather than investing in the underlying securities of a derivative.

•

Counterparty Risks - The Fund may invest in financial instruments, including swap agreements, that enable the Fund to hedge a position or to gain exposure to securities or an index without investing in specific securities or instruments. Swap agreements expose the Fund to the risk that a counterparty may default and result in a loss to the Fund.

•

Market Risk - The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market.

•	Risk of Non-Diversification - A non-diversified fund invests a high percentage of its assets in a limited number of securities, exposing the Fund to fluctuations in net asset value and total return.

•

Risks of Options and Futures Contracts - Options and futures prices may diverge from prices of their underlying instruments. Losses may occur due to unanticipated market price movements, the lack of a liquid market for an option or futures contract at a particular time or premiums paid by a Fund.

•

Interest Rate Changes - Debt securities have varying levels of sensitivity to changes in interest rates. The longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price.

•

Risks of Investing in Other Investment Companies and ETFs - Investments in the securities of other investment companies and ETFs may involve duplication of advisory fees and certain other expenses. Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.

•

Risks of Investing in Equity Securities - Investments in publicly issued equity securities in general are subject to market risks that may cause their prices to fluctuate over time and in turn cause the Fund’s net asset value to fluctuate.

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•

Risks of Investing in Foreign Instruments - Indirectly investing in foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries.

•

Currency Exchange Rates - Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.

•

Risks of Shorting Instruments - Short positions are designed to profit from a decline in the price of particular securities, baskets of securities or indices. The Fund will lose value if and when the instrument’s price rises – a result that is the opposite from traditional mutual funds.

•	Security Selection Risk - Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.

•

Risks of Volatile Markets - The performance of the Fund is designed to correlate to the performance of the S&P® FTI, which attempts to capture the long-term economic advantage of rising and declining trends in certain currency and fixed income market sectors. Significant short-term price movements in those sectors could adversely impact the performance of both the S&P® FTI and the Fund.

•

Credit Risk - The Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt or if a debt security in which it has a short position is upgraded or generally improves its standing.

•

Valuation Time Risk - The Fund values its portfolio as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time). Foreign market indices may close before the NYSE opens or may not be open for business on the same calendar days as the Fund. As a result, the daily performance of the Fund, if it tracks a foreign market index, can vary from the performance of that index.

Fees and Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Financial Trends Strategy Fund. The other expenses below reflect estimated expenses expected to be incurred for the fiscal period ending October 31, 2009.

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Shareholder Fees(1) (fees paid directly from your investment):

Redemption Fee(2)	1.00%
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses (as a percentage of the Fund’s daily assets):

Financial Trends Strategy Fund

	Investor Class	Institutional Class
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees(4)	0.25%	None
Other Expenses(3)(5)	0.65%	0.40%
(Includes Shareholder Servicing Fee of 0.25% for the Investor Class shares)
Total Annual Operating Expenses	1.90%	1.40%

(1)

Although no sales loads or transaction fees are charged, you will be assessed a $15 fee for outgoing wire transfers, and $25 for returned checks and stop payment orders by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. Please note that these fees are subject to change.

(2)	You will be assessed a 1.00% redemption fee on shares redeemed (through sales or exchanges) within 90 days of the date of purchase. For more information, see “Redemption Fees.”

(3)

Effective July 1, 2009, the fee table above is restated to reflect a new contractual arrangement. Under this arrangement, the Adviser is obligated to pay all expenses of the Funds other than the following: management fees, distribution and/or service fees, shareholder service fee, acquired fund fees, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Funds. This agreement may be terminated at any time by the Board of Trustees.

(4)

The Board of Trustees has adopted an Investor Class Rule 12b-1 Plan pursuant to which the Investor Class shares of the Fund may pay an annual Rule 12b-1 fee up to 1.00% of the average daily net assets of that Class. The Board has currently authorized the Investor Class shares to pay annual Rule 12b-1 fees of 0.25%.

(5)

The Fund is required to disclose Acquired Fund Fees and Expenses in the fee table above. Other Expenses of the Fund and Total Other Expenses include estimated Acquired Fund Fees and Expenses of less than 0.01% of the Financial Trends Strategy Fund’s average daily net assets for the fiscal period ending October 31, 2009.

Expense Example

The table below is intended to help you compare the cost of investing in the Financial Trends Strategy Fund with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the Financial Trends Strategy Fund for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year. Because the expense limitation is only guaranteed through March 1, 2010, Net Expenses are used to calculate costs in Year 1, and Total Annual Fund Operating Expenses are used to calculate costs in Years 2 and 3. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Financial Trends Strategy Fund

	1 Year	3 Years
Investor Class	$193	$597
Institutional Class	$143	$443

Direxion/Wilshire Dynamic Fund

Investment Objective. The Direxion/Wilshire Dynamic Fund (“Dynamic Fund”) seeks capital appreciation. To achieve its investment objective, the Dynamic Fund combines a strategic asset allocation with a “tactical overlay” to position the Dynamic Fund defensively or aggressively, depending upon the outlook of the Subadviser. The Dynamic Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.

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Principal Investment Strategy. Under normal circumstances, the Dynamic Fund is managed by the Adviser pursuant to the Subadviser’s traditional asset allocation model which allocates approximately 60% of the Dynamic Fund’s total assets to equity securities and 40% to fixed income securities, with a tactical overlay to increase or decrease the Dynamic Fund’s risk exposure based on the Subadviser’s outlook for the market. The Subadviser’s tactical model evaluates asset class allocations on a monthly basis. In response to market conditions, the Subadviser may recommend that the Adviser rebalance the Dynamic Fund’s portfolio, use short positions and/or employ leverage in its tactical allocations. The Adviser will implement these strategies for the Dynamic Fund through the use of financial instruments, including futures contracts; options on securities, indices and futures contracts; equity caps, collars and floors; swap agreements; forward contracts, repurchase agreements and reverse repurchase agreements (collectively, “Financial Instruments”), to maximize the Dynamic Fund’s risk-adjusted return. There is no limit on the amount of the Dynamic Fund’s assets that may be invested in Financial Instruments. The Dynamic Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

The Subadviser’s traditional 60% equity and 40% fixed income asset allocation model defines the broad long-term guidelines for the Dynamic Fund’s portfolio. The Subadviser’s Tactical Asset Allocation (“TAA”) defines the short-term, generally minor, variations that the Subadviser will recommend that the Adviser employ to enhance returns or hedge risk by taking advantage of market pricing anomalies or strong market sectors.

The TAA methodology begins with its own set of asset class forecasts derived from proprietary analytic tools and universes. By comparing the Subadviser’s own forecasts with those forecasts of a universe of institutional investors, the Subadviser is able to identify asset classes that it believes are over- and under-valued. The differences between the Subadviser’s forecasts and those of the universe of institutional investors represent opportunities that can be exploited through disciplined tactical, or short-term, asset allocation strategies. The process of developing the tactical overlay begins with a pairing of asset classes or sub-classes such as equity and fixed income or domestic and international equity. These pairings also may include more narrow distinctions, such as large-cap versus small-cap equity, or investment- versus non-investment-grade bonds. On a monthly basis, the Suabadviser recommends that the Adviser implement tactical allocation strategies designed to increase or decrease the risk of the portfolio by as much as 30%. The maximum aggressive tactical asset allocation would result in the Dynamic Fund’s net assets being exposed to the baseline allocation at 130%, meaning a leveraged portfolio with an effective 78% allocation to equities and a 52% allocation to fixed income. Conversely, the most conservative tactical allocation would result in the Dynamic Fund’s net assets being exposed to the baseline allocation at 70%, meaning a 42% allocation to equities and a 28% allocation to fixed income. This means that the Dynamic Fund’s equity investments may range from approximately 42% to 78% of the Dynamic Fund’s net assets and the Dynamic Fund’s fixed income investments may range from approximately 28% to 52% of the Dynamic Fund’s net assets. This investment strategy is intended to provide investors with a long-term market approach that incorporates increased or decreased risk exposure depending on the Subadviser’s expectation of short-term market risk or opportunity.

The equity portion of the Dynamic Fund’s portfolio is comprised of the common stocks, preferred stocks, convertible securities and warrants of U.S. and foreign issuers, including small and mid capitalization companies and open- and closed-end investment companies, ETFs and Financial Instruments that provide exposure to U.S. and foreign equity indices.

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The fixed income portion of the Dynamic Fund’s portfolio is comprised of high-quality fixed income securities including investment-grade bonds, debt securities issued by U.S. government and corporate issuers and Financial Instruments. The Dynamic Fund defines investment-grade debt securities as those that are rated within the four highest ratings categories by Moody’s Investors Service®, Inc. (“Moody’s”) or S&P® Ratings Services or that are unrated but determined by the Fund’s adviser to be of quality equivalent to those within the four highest ratings of Moody’s or S&P®. The Dynamic Fund’s fixed income investments also may include short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities, repurchase agreements and money market funds. The Dynamic Fund may invest in high yield corporate debt securities, commonly referred to as “junk bonds.”

Performance. No performance is provided for the Dynamic Fund because it does not have annual return for at least one calendar year prior to the date of this Prospectus.

Risks. The principal risks of investing in the Dynamic Fund are set forth below and in the “Principal Risk Factors” section of this prospectus:

•

High Portfolio Turnover - The Fund may experience high portfolio turnover, which involves correspondingly greater expenses to a Fund, as well as adverse tax consequences, and may adversely affect the Fund’s performance.

•	Leverage Risks - Leverage can magnify the effects of changes in the value of the Fund and make the Fund’s return more volatile, which may affect the performance of the Fund.

•

Derivatives Risks - Investments in derivatives are subject to market risks that may cause their prices to fluctuate over time and increase the Fund’s volatility. The Fund may also be exposed to additional risk for directly investing in derivatives, and incur larger losses and smaller gains, rather than investing in the underlying securities of a derivative.

•

Counterparty Risks - The Fund may invest in financial instruments, including swap agreements, that enable the Fund to hedge a position or to gain exposure to securities or an index without investing in specific securities or instruments. Swap agreements expose the Fund to the risk that a counterparty may default and result in a loss to the Fund.

•

Market Risk - The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market.

•	Risk of Non-Diversification - A non-diversified fund invests a high percentage of its assets in a limited number of securities, exposing the Fund to fluctuations in net asset value and total return.

•

Risks of Options and Futures Contracts - Options and futures prices may diverge from prices of their underlying instruments. Losses may occur due to unanticipated market price movements, the lack of a liquid market for an option or futures contract at a particular time or premiums paid by a Fund.

•

Interest Rate Changes - Debt securities have varying levels of sensitivity to changes in interest rates. The longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price.

•

Risks of Investing in Other Investment Companies and ETFs - Investments in the securities of other investment companies and ETFs may involve duplication of advisory fees and certain other expenses. Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.

•

Risks of Investing in Equity Securities - Investments in publicly issued equity securities in general are subject to market risks that may cause their prices to fluctuate over time and in turn cause the Fund’s net asset value to fluctuate.

•

Risks of Investing in Foreign Instruments - Indirectly investing in foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset values may be

11

affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries.

•

Risks of Investing in Small and Mid Capitalization Companies - Investing in the securities of small and mid capitalization companies involves greater risks and the possibility of greater price volatility than investing in more established, larger capitalization companies, since smaller companies may have more limited operating history, product lines, and financial resources than larger companies.

•

Risks of Shorting Instruments - Short positions are designed to profit from a decline in the price of particular securities, baskets of securities or indices. The Fund will lose value if and when the instrument’s price rises – a result that is the opposite from traditional mutual funds.

•

Credit Risk - The Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt or if a debt security in which it has a short position is upgraded or generally improves its standing.

•	Security Selection Risk - Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.

•

Valuation Time Risk - The Fund values its portfolio as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). Foreign market indices may close before the NYSE opens or may not be open for business on the same calendar days as the Fund. As a result, the daily performance of the Fund, if it tracks a foreign market index, can vary from the performance of that index.

Fees and Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Dynamic Fund. The other expenses below reflect estimated expenses expected to be incurred for the fiscal period ending October 31, 2009.

Shareholder Fees(1) (fees paid directly from your investment):

Redemption Fee(2)	1.00%
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses (as a percentage of the Fund’s daily assets):

Dynamic Fund

	Investor Class	Institutional Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees(4)	0.25%	None
Other Expenses(3)(5)	0.55%	0.45%
(Includes Shareholder Servicing Fee of 0.25% for the Investor Class shares and 0.15% for the Institutional Class shares)
Total Annual Operating Expenses	1.55%	1.20%

(1)

Although no sales loads or transaction fees are charged, you will be assessed a $15 fee for outgoing wire transfers, and $25 for returned checks and stop payment orders by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. Please note that these fees are subject to change.

(2)	You will be assessed a 1.00% redemption fee on shares redeemed (through sales or exchanges) within 90 days of the date of purchase. For more information, see “Redemption Fees.”

(3)

Effective July 1, 2009, the fee table above is restated to reflect a new contractual arrangement. Under this arrangement, the Adviser is obligated to pay all expenses of the Funds other than the following: management fees, distribution and/or service fees, shareholder service fee, acquired fund fees, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Funds. This agreement may be terminated at any time by the Board of Trustees.

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(4)

The Board of Trustees has adopted an Investor Class Rule 12b-1 Plan pursuant to which the Investor Class shares of the Fund may pay an annual Rule 12b-1 fee up to 1.00% of the average daily net assets of that Class. The Board has currently authorized the Investor Class shares to pay annual Rule 12b-1 fees of 0.25

(5)

The Fund is required to disclose Acquired Fund Fees and Expenses in the fee table above. Other Expenses of the Fund and Total Other Expenses include estimated Acquired Fund Fees and Expenses of less than 0.01% of the Dynamic Fund’s average daily net assets for the fiscal period ending October 31, 2009.

Expense Example

The table below is intended to help you compare the cost of investing in the Dynamic Fund with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the Dynamic Fund for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year. Because the expense limitation is only guaranteed through March 1, 2010, Net Expenses are used to calculate costs in Year 1, and Total Annual Fund Operating Expenses are used to calculate costs in Years 2 and 3. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Dynamic Fund

	1 Year	3 Years
Investor Class	$158	$490
Institutional Class	$122	$381

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PRINCIPAL RISKS

An investment in either of the Funds entails risks. The Funds could lose money, or their performance could trail that of other investment alternatives. Rafferty cannot guarantee that either of the Funds will achieve its objective. In addition, the Funds present some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the Funds. Unprecedented recent turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Funds. The table below provides the principal risks of investing in the Funds. Following the table, each risk is explained.

	Commodity Trends Strategy Fund	Financial Trends Strategy Fund	Direxion/Wilshire Dynamic Fund
Adverse Market Conditions	X
Concentration Risk	X
Counterparty Risks	X	X	X
Credit Risk	X	X	X
Currency Exchange Rates		X
Derivatives Risks	X	X	X
High Portfolio Turnover	X	X	X
High-Yield Securities Risk			X
Interest Rate Changes		X	X
Leverage Risks	X	X	X
Market Risk		X	X
Risk of Aggressive Investment Techniques	X
Risk of Non-Diversification	X	X	X
Risk of Tracking Error	X	X
Risks of Investing in Commodity-Linked Derivatives	X
Risks of Investing in Equity Securities	X	X	X
Risks of Investing in Foreign Instruments		X	X
Risks of Investing in Other Investment Companies and ETFs	X	X	X
Risks of Investing in Small and Mid Capitalization Companies			X
Risks of Options and Futures Contracts		X	X
Risks of Shorting Instruments	X	X	X
Risks of Volatile Markets	X	X
Risks of Investing in Wholly-Owned Subsidiary	X
Security Selection Risk		X	X
Tax Risk	X
Valuation Time Risk		X	X

Adverse Market Conditions (Commodity Trends Strategy Fund)

The performance of the Commodity Trends Strategy Fund is designed to correlate to the performance of an index or benchmark. As a consequence, the Fund’s performance will suffer during conditions which are adverse to the Fund’s investment goals.

Concentration Risk (Commodity Trends Strategy Fund)
Concentration risk results from focusing the Commodity Trend Strategy Fund’s investments in a specific industry or sector. The performance of the Commodity Trend Strategy Fund that focuses its investments in a particular industry or sector may be more volatile than a fund that does not concentrate its investments.

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Counterparty Risks
The Funds may invest in financial instruments, including swap agreements, that enable the Funds to hedge a position or to gain exposure to securities or an index without investing in specific securities or instruments. Swap agreements are two-party contracts whereby the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Using such swap agreements and similar financial instruments exposes a Fund to the risk that the counterparty may default. If the counterparty defaults, a Fund’s risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement.

Credit Risk

A Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. A Fund could lose money if the issuer of a debt security in which it has a short position is upgraded or generally improves its standing. Credit risk usually applies to most debt securities, but generally is not a factor for U.S. government obligations.

Currency Exchange Rates (Financial Trends Strategy Fund)
The Financial Trends Strategy Fund invests in currencies and currency-related derivatives. Changes in foreign currency exchange rates will affect the value of what a Fund owns and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Derivatives Risks

The Funds use investment techniques which may be considered aggressive, including investments in derivatives. The derivative instruments in which the Funds may invest include: (1) futures contracts; (2) swap agreements; and (3) options on securities, securities indices and futures contracts. Investments in derivatives are subject to market risks that may cause their prices to fluctuate over time. In addition, such instruments may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security or index. This will increase the volatility of the Funds and may involve a small investment of cash relative to the magnitude of the risk assumed. The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. As a result, a Fund may incur larger losses or smaller gains than otherwise would be the case if the Fund invested directly in the underlying securities.

High-Yield Securities Risk (Dynamic Fund)

The Dynamic Fund may invest in high-yield securities. Investments in securities rated below investment grade or “junk bonds” generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Additionally, due to the greater number of considerations involved in the selection of the fund’s securities, the achievement of the fund’s objective depends more on the skills of the portfolio manager than investing only in higher rated securities. Therefore, your investment may experience greater volatility in price and yield. High-yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell.

Interest Rate Changes
Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise and may rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. The impact of an interest rate change may be significant for other asset classes as well, whether because of the impact of interest rates on economic activity or because of changes in the relative attractiveness of

15

asset classes due to changes in interest rates. For instance, higher interest rates may make investments in debt securities more attractive, thus reducing investments in equities.

Leverage Risks

Leverage can magnify the effects of changes in the value of the Funds and make them more volatile. The Funds’ derivative investments, which may result in leverage, and the leveraged investment techniques that the Dynamic Fund employs could cause investors in the Funds to lose more money in adverse environments. A Fund’s use of leverage may cause the Fund to incur financing charges which will affect performance. As interest rates rise, the cost of executing leveraged investment strategies will rise as well.

High Portfolio Turnover

Each Fund may experience high portfolio turnover, which involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups/mark-downs and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to a Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Funds’ performance. The risks associated with high portfolio turnover will have a negative impact on longer-term investments.

Market Risk

The value of a Fund’s holdings may decline in price because of changes in prices of its holdings, a broad stock market decline, or political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. These fluctuations could be a sustained trend or a drastic movement. The markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Risks of Investing in Commodity-Linked Derivatives (Commodity Trends Strategy Fund)

The Commodity Trends Strategy Fund intends to primarily invest in commodity-linked derivatives directly and/or indirectly through the Subsidiary. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, precious metals, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. Commodity-linked derivatives provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in the commodities markets without investing directly in physical commodities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-linked derivatives will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop.

Commodity-linked derivatives also may be subject to credit and interest rate risks that in general affect the values of debt securities. Therefore, at maturity, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments that are more or less than the stated coupon interest payments.

Risk of Non-Diversification

Each of the Funds is non-diversified. A non-diversified fund invests a high percentage of its assets in a limited number of securities. A non-diversified fund’s net asset values and total returns may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

Risks of Options and Futures Contracts

The Funds may use options and futures contracts. The use of options and futures involves certain special risks, including the Adviser’s ability to predict market and interest rate movements. The value of options and futures is affected by volatility in the prices of underlying instruments. Imperfect or no correlation between the price of an option or futures contract and the price of an underlying instrument may result from differing levels of demand for options, futures and the underlying instrument, from differences in how options, futures and the underlying instruments are traded, and from the imposition of any daily price fluctuation limits or trading halts. Losses also

16

may arise due to unanticipated market price movements, the lack of a liquid secondary market for an underlying instrument and from premiums paid by a Fund on a transaction.

Risk of Tracking Error (Commodity Trends Strategy Fund)

Several factors may affect the Commodity Trend Strategy Fund’s ability to achieve its daily target. The Fund may have difficulty achieving its daily target due to fees and expenses, high portfolio turnover, transaction costs and/or temporary lack of liquidity in the markets for the securities held by the Fund.

Risk of Tracking Error (Financial Trends Strategy Fund)

The Financial Trends Strategy Fund’s return may not match the return of the S&P® FTI for a number of reasons. For example, the Financial Trends Strategy Fund incurs a number of operating expenses not applicable to the S&P® FTI. In addition, the Fund may not be fully invested at all times, either as a result of cash flows into the Financial Trends Strategy Fund or reserves of cash held by the Financial Trends Strategy Fund to meet redemptions. The return on the currencies, futures, or other derivatives positions taken by the Financial Trends Strategy Fund, to replicate the performance of the S&P® FTI, may not correlate precisely with the return of the S&P® FTI.

Risks of Investing in Equity Securities
Investments in publicly issued equity securities, including common stocks, in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate.

Risks of Investing in Foreign Instruments

Indirectly investing in foreign instruments may involve greater risks than investing in domestic instruments. As a result, a Fund’s returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the United States, and there may be less public information available about foreign companies.

Risks of Investing in Other Investment Companies and ETFs
Investments in the securities of other investment companies and ETFs (which may, in turn, invest in equities, bonds, and other financial vehicles) may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, a Fund becomes a shareholder of that investment company or ETF. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the investment company or ETF to achieve its investment objective. If the investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares potentially may trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a Fund. Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate a Fund’s holdings at the most optimal time, adversely affecting the Fund’s performance.

Risks of Investing in Small and Mid Capitalization Companies (Dynamic Fund)

The Dynamic Fund may invest in small and mid capitalization companies. Investing in the securities of small and mid capitalization companies involves greater risks and the possibility of greater price volatility than investing in more established, larger capitalization companies. Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity. Smaller companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.

Risks of Volatile Markets (Financial Trends Strategy Fund)
The performance of the Financial Trends Strategy Fund is designed to correlate to the performance of the S&P® FTI, which attempts to capture the long-term economic advantage of rising and declining trends in certain currency and fixed income market sectors. Significant short-term price movements in those market sectors could adversely impact the performance of both the S&P® FTI and the Fund.

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Risks of Investing in a Wholly-Owned Subsidiary (Commodity Trends Strategy Fund)

The Commodity Trends Strategy Fund may invest up to 25% of its total assets in its Subsidiary. The Subsidiary, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by the Commodity Trends Strategy Fund. The Commodity Trends Strategy Fund will invest in the Subsidiary in order to gain exposure to the investment returns of the commodities markets within the limitations of the federal tax law requirements applicable to regulated investment companies. The Subsidiary will invest principally in commodity and financial futures, options and swap contracts, as well as certain fixed-income investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. Unlike the Commodity Trends Strategy Fund, the Subsidiary may invest without limitation in commodity-linked derivatives, though the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that apply to the Commodity Trends Strategy Fund’s transactions in these instruments. To the extent applicable, the Subsidiary otherwise is subject to the same fundamental and non-fundamental investment restrictions as the Commodity Trends Strategy Fund, and in particular, to the same requirements relating to portfolio leverage, liquidity, and the timing and method of valuation of portfolio investments and Fund shares, described elsewhere in this Prospectus and in the SAI. By investing in the Subsidiary, the Commodity Trends Strategy Fund is indirectly exposed to the risks associated with the Subsidiary’s commodity-linked derivatives investments. For a discussion of the risks associated with the Subsidiary’s investments in commodity-linked derivatives, see “Principal Risks – Derivatives Risks – Risks of Investing in Commodity-Linked Derivatives, and – Tax Risk.”

The Subsidiary is not registered with the SEC as an investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”) and is not subject to the investor protections of the 1940 Act. As an investor in the Subsidiary, the Commodity Trends Strategy Fund will not have the same protections offered to shareholders of registered investment companies.

The Fund and the Subsidiary may not be able to operate as described in this Prospectus in the event of changes to the laws of the United States or the Cayman Islands. If the laws of the Cayman Islands required the Subsidiary to pay taxes to a governmental authority, the Fund would be likely to suffer decreased returns.

Risks of Shorting Instruments
Short positions are designed to profit from a decline in the price of particular securities, baskets of securities or indices. A short sale involves the theoretically unlimited risk of loss when the market value of the instruments sold short plus related transaction costs exceeds the proceeds to a Fund from the short sale. As a consequence, a Fund will lose value if and when the instrument’s price rises – a result that is the opposite from traditional mutual funds. The holder of a short position is responsible for paying the dividends and interest accruing on the short position. Because dividends and interest accruing on a short position is an expense to a Fund, the performance of a Fund may be adversely impacted by the cost of maintaining its short positions.

Security Selection Risk

Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations. This may be a result of specific factors relating to an issuer’s financial condition or operations or changes in the economy, governmental actions or inactions, or changes in investor perceptions regarding the issuer.

Tax Risk (Commodity Trends Strategy Fund)

A Fund can qualify as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (“RIC”), only if, among other things, it derives at least 90% of its gross income each taxable year from “qualifying income.” Revenue Ruling 2006-1, issued by the IRS on December 16, 2005 (as modified by Revenue Ruling 2006-31), excludes from that category income from certain commodity-linked derivative contracts. The Commodity Trends Strategy Fund, therefore, will seek to restrict its income from derivatives, such as commodity-linked swaps, and other sources that do not generate qualifying income to a maximum of 10% of its annual gross income.

The IRS has recently issued some private letter rulings (“PLRs”) treating income from commodity-linked notes (as distinguished from commodity-linked derivatives) similar to those in which the Commodity Trends Strategy Fund intends to invest as qualifying income; it also has issued some recent PLRs treating income derived from a wholly

18

owned subsidiary similar to the Subsidiary as qualifying income even if the subsidiary itself invests in commodity-linked derivatives. A PLR may only be relied on by the taxpayer that receives it, and the Fund will not seek a PLR regarding its investments in commodity-linked notes and the Subsidiary. Rather, the Fund intends to treat the income it derives from those investments as qualifying income based on the analysis in the PLRs mentioned above. There can be no assurance that the IRS will not change its position with respect to some or all of the conclusions it reached in those PLRs; if it did, and that position was upheld, the Fund might be required to restructure its investments to satisfy the qualifying income requirement or might cease to qualify as a RIC. In the latter event, the Fund would be taxed for federal tax purposes as an ordinary corporation on the full amount of its taxable income without being able to deduct the distributions it makes to its shareholders, who would treat all those distributions as dividends to the extent of the Fund’s earnings and profits.

Valuation Time Risk

The Funds value their portfolio as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). In some cases, foreign market indices close before the NYSE opens or may not be open for business on the same calendar days as the Funds. As a result, the daily performance of a Fund that tracks a foreign market index can vary from the performance of that index.

ABOUT YOUR INVESTMENT

Share Price of the Funds

A Fund’s share price is known as its net asset value (“NAV”). The Funds’ share prices are calculated as of the close of regular trading, usually as of 4:00 p.m. Eastern time, each day the NYSE is open for business (“Business Day”). The value of a Fund’s assets that trade in markets outside the United States or in currencies other than the U.S. dollar may fluctuate on days that foreign markets are open but the Funds are not open for business.

All shareholder transaction orders received in good form by the Funds’ transfer agent or an authorized financial intermediary by the close of regular trading (generally 4:00 p.m. Eastern time) will be processed at that day’s NAV.

Share price is calculated by dividing a Fund’s net assets by its shares outstanding. In calculating its NAV, each Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If such information is not available for a security held by the Fund, is determined to be unreliable, or (to the Adviser’s knowledge) does not reflect a significant event occurring after the close of the market on which the security principally trades (but before the close of trading on the NYSE), the security will be valued at fair value estimates by the Adviser under guidelines established by the Board of Trustees. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. Dollar, as provided by an independent pricing service or reporting agency. The Funds also rely on a pricing service in circumstances where the U.S. securities markets exceed a pre-determined threshold to value foreign securities held in the Fund’s portfolio. The pricing service, its methodology or the threshold may change from time to time. Debt obligations with maturities of 60 days or less are valued at amortized cost.

The Commodity Trends Strategy Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary offers to redeem all or a portion of its shares every Business Day. The value of the Subsidiary’s shares will fluctuate with the value of its portfolio investments. The Subsidiary uses the same pricing and valuation methodologies described above to price its shares.

Fair Value Pricing. Portfolio securities and other assets are valued chiefly by market prices from the primary market in which they are traded. Securities are priced at a fair value as determined by the Adviser, under the oversight of the Board of Trustees, when reliable market quotations are not readily available, the Funds’ pricing service does not provide a valuation for such securities, the Funds’ pricing service provides a valuation that in the judgment of the Adviser does not represent fair value, the Adviser believes that the market price is stale, or an event that affects the value of an instrument (a “Significant Event”) has occurred since the closing prices were established, but before the time as of which the Funds calculate their NAVs. Examples of Significant Events may include: (1) events that relate to a single issuer or to an entire market sector; (2) significant fluctuations in domestic or foreign markets; or (3) occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts, or

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significant government actions. If such Significant Events occur, a Fund may value the instruments at fair value, taking into account such events when it calculates each Fund’s NAV. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. In addition, the Funds may also fair value an instrument if trading in a particular instrument is halted and does not resume prior to the closing of the exchange or other market.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, Rafferty compares the market quotation to the fair value price to evaluate the effectiveness of the Funds’ fair valuation procedures.

Rule 12b-1 Fees (Investor Class Only)

This Prospectus describes distribution plans under Rule 12b-1 pursuant to which the Funds pay for distribution and services provided to Fund shareholders. Because 12b-1 fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Pursuant to the plan, which applies to the Funds, the Investor Class of each Fund may pay an annual Rule 12b-1 fee of up to 1.00% of the average daily net assets. The Board has currently authorized the Investor Class of each Fund covered by the plan to pay a maximum annual Rule 12b-1 fee of 0.25% of the average daily net assets of the Fund’s Investor Class. In addition, the Board has authorized the Investor Class of each Fund to pay a separate annualized shareholder services fee of 0.25% of the average daily net assets.

Under an agreement with the Funds, your registered investment adviser, financial planner, broker-dealer or other financial intermediary (“Financial Advisor”) may receive Rule 12b-1 fees and/or shareholder services fees from the Funds. In exchange, your Financial Advisor may provide a number of services, such as: placing your orders and issuing confirmations; providing investment advice, research and other advisory services; handling correspondence for individual accounts; acting as the sole shareholder of record for individual shareholders; issuing shareholder statements and reports; executing daily investment “sweep” functions; and other shareholder services as described in the Funds’ SAI. For more information on these and other services, you should speak directly to your Financial Advisor. Your Financial Advisor may charge additional account fees for services beyond those specified above.

Investor Class Shares and Institutional Class Shares

The Funds offer Investor Class shares and Institutional Class shares. There are no sales loads associated with the purchase of either class of shares. Investor Class shares are sold by the Funds directly without the services of a Financial Advisor. Institutional Class Shares are sold by Financial Advisors that provide services to the Funds. Investor Class shares of each Fund pay a Rule 12b-1 fee and a shareholder servicing fee. Institutional Class shares of each Fund do not pay Rule 12b-1 fees. In addition, the Institutional Class shares of the Commodity Trends Strategy Fund and the Financial Trends Strategy Fund do not pay a shareholder servicing fee. However, the Institutional Class of the Dynamic Fund pays a shareholder servicing fee.

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Shareholder Services Guide

You may invest in the Funds through traditional investment accounts, including an Automatic Investment Plan, IRAs (including Roth IRAs), self-directed retirement plans or company sponsored retirement plans. Applications and descriptions of any service fees for retirement or other accounts are available directly from the Funds. You may invest directly with the Funds or through certain financial intermediaries. Any transaction effected through a financial intermediary may be subject to a processing fee. The minimum initial investment is set forth below. Rafferty may waive these minimum requirements at its discretion. Contact Rafferty if you need additional information or assistance.

Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Purchase Methods	Initial Purchases		Subsequent Purchases
Minimum Investment: Investor Class Accounts	$2,500		$0
Minimum Investment: Retirement Accounts (Regular, Roth and Spousal IRAs)	$1,000		$0
Minimum Investment Institutional Class Accounts	$5,000,000		$0
	•	Complete and sign your Application. Remember to include all required documents (if any).	•	Complete an Investment Slip or provide written instructions with your name, account number and the fund in which you would like to invest.

	•	Make a check payable to “Direxion Funds” and indicate the Fund you would like to purchase.	•	Make a check payable to “Direxion Funds” and indicate the Fund you would like to purchase and your account number.

By Mail	•	Send the signed Application and check to:	•	Send the Investment Slip and check to:
		Direxion Funds P.O. Box 701 Milwaukee, Wisconsin 53201-0701 (Do not send via express mail or overnight delivery to the P.O. Box address.)		Direxion Funds P.O. Box 701 Milwaukee, Wisconsin 53201-0701
	•	Contact Direxion at (800) 851-0511 to make arrangements to send in your Application via facsimile or mail.	•	Contact Direxion at (800) 851-0511 with your account number, the amount wired and the Fund(s) in which you want to invest.
	•	Fax or mail the Application according to instructions the representative will give you.	•	You will receive a confirmation number; retain your confirmation number.
	•	Call (800) 851-0511 to: (a) confirm receipt of the Application; (b) receive an account number; and (c) receive a confirmation number.	•	Instruct your bank to wire the money to:
By Wire	•	Send the original Application to:
		Direxion Funds P.O. Box 701 Milwaukee, Wisconsin 53201-0701	•	US Bank NA, Milwaukee, WI 53202 ABA 075000022 Credit: US Bancorp Fund Services, LLC ACCT # 112-952-137 FFC: Direxion Funds (Your name and Direxion Account Number)

Wired funds must be received prior to market close to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

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•

You must have elected the “Purchase by Telephone” option on your Application, your account must be open for 15 days and you must have banking information established on your account prior to purchasing shares by telephone.

		•	The minimum telephone purchase is $500.00.

By Telephone		•	Contact Direxion at (800) 851-0511 to purchase additional shares of the Fund(s). Orders will be accepted via the electronic funds transfer through the Automated Clearing House (“ACH”) network.

		•	Shares will be purchased at the NAV calculated on the day your order is placed provided that your order is received prior to market close.

By ACH		•	Call (800) 851-0511 to process your request and have your bank account drafted.
Through Financial Intermediaries	Contact your financial intermediary.		Contact your financial intermediary.

Contact Information

By Telephone	(800) 851-0511
Fax	(Faxes may be accepted, but must be pre-authorized by a representative. Please call (800) 851-0511 to receive authorization and the fax number.)
Internet	www.direxionfunds.com
Regular Mail	Direxion Funds P.O. Box 701 Milwaukee, Wisconsin 53201-0701
Overnight Mail	Direxion Funds Mutual Fund Services - 3rd Floor 615 East Michigan Street Milwaukee, Wisconsin 53202

Instructions for Exchanging or Redeeming Shares

By Mail	Send written instructions sufficient to process your request to: Direxion Funds P.O. Box 701 Milwaukee, Wisconsin 53201-0701
By Telephone	(800) 851-0511 for Individual Investors (877) 437-9363 for Financial Professionals
• Log on to www.direxionfunds.com. Establish an account ID and password by following the instructions on the site.
By Internet	• Follow the instructions on the site.
Through Financial Intermediaries	Contact your financial intermediary.

ACCOUNT AND TRANSACTION POLICIES

Payment for Shares. All purchases must be made in U.S. dollars through a U.S. bank. The Funds will not accept payment in cash or money orders. The Funds also do not accept cashier’s checks in amounts of less than $10,000. In addition, to prevent check fraud, the Funds do not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares. We are unable to accept post-dated checks, post-date on-line bill pay checks or any conditional order or payment. If your check does not clear, you will be charged a $25.00 fee. In addition, you may be responsible for losses sustained by the Fund for any returned payment.

You will receive written confirmation by mail, but we do not issue share certificates.

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Anti-Money Laundering Program. The Funds’ transfer agent will verify certain information from investors as part of the Funds’ anti-money laundering program.

The USA PATRIOT Act of 2001 requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new Account Application, you will be required to supply your full name, date of birth, social security number and permanent street address to assist in verifying your identity. Mailing addresses containing only a P.O. Box will not be accepted. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if they are unable to verify a shareholder’s identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

If the Funds do not have a reasonable belief of the identity of a shareholder, the account will be rejected or the shareholder will not be allowed to perform a transaction on the account until such information is received. The Funds may also reserve the right to close the account within five Business Days if clarifying information and/or documentation is not received.

Good Form. Good form means that your purchase (whether direct or through a financial intermediary) is complete and contains all necessary information, has all supporting documentation (such as trust documents, beneficiary designations, proper signature guarantees, IRA rollover forms, etc.) and is accompanied by sufficient purchase proceeds. For a purchase request to be in good form, it must include: (1) the name of the Fund; (2) the dollar amount of shares to be purchased; and (3) your purchase application or investment stub. An Application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the Application and receives correct payment by check or wire transfer. The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.

Certain transactions through a financial intermediary may not be deemed in good form if such financial intermediary failed to properly notify the Funds of such trade or trades. In particular, financial intermediaries that transact in shares of the Funds through Fundserv must, in many cases, notify the Funds of trades before placing them in the Fundserv system. In the event that a financial intermediary transacts in shares of the Funds through the Fundserv system without notifying the Funds of such trades in advance, such transaction may be deemed not to have been received in good order. In practice, this means that a confirmation from a financial intermediary is not binding on the Funds. In the event that a trade is deemed not to have been received in good form, for whatever reason, a purchase, redemption or exchange request may be rejected or canceled and, in the event of a redemption which is canceled, the Funds shall have the right to a return of proceeds. Cancellation of a trade is processed at the NAV at which the trade was originally received and is ordinarily completed the next Business Day. Please contact your financial intermediary to determine how it processes transactions in shares of the Funds.

Financial Intermediaries. Financial intermediaries are responsible for placing orders promptly with the Funds and forwarding payment promptly, as well as ensuring that you receive copies of the Funds’ Prospectus. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each intermediary also may have its own rules about share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have earlier cut-off times for processing your transaction. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.

Order Policies. There are certain times when you may be unable to sell shares of the Funds or proceeds may be delayed. This may occur during emergencies, unusual market conditions or when the Funds cannot determine the value of their assets or sell their holdings. The Funds reserve the right to reject any purchase order or suspend offering of their shares. Generally, a Fund may reject a purchase if it is disruptive to the efficient management of the Fund.

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Telephone Transactions. For your protection, the Funds may require some form of personal identification prior to accepting your telephone request such as verification of your social security number, account number or other information. We also may record the conversation for accuracy. During times of unusually high market activity or extreme market changes, you should be aware that it may be difficult to place your request in a timely manner. If you previously declined telephone privileges and would like to add this option to your account, please contact the Funds at (800) 851-0511 for instructions. IRA accounts are not eligible for telephone redemption privileges. The maximum amount that may be redeemed by telephone is $100,000.

Automatic Investment Plan. For your convenience, the Funds offer an Automatic Investment Plan (“AIP”). Under the AIP, after you make your initial minimum investment of $2,500 for the Investor Class and $5,000,000 for the Institutional Class, you authorize the Funds to withdraw the amount you wish to invest from your personal bank account on a monthly basis. The AIP requires a minimum monthly investment of $500. If you wish to participate in the AIP, please complete the “Automatic Investment Plan” section on the Account Application or call the Funds at (800) 851-0511. In order to participate in the AIP, your bank or financial institution must be a member of the ACH network. The Funds may terminate or modify this privilege at any time. You may change your investment amount or terminate your participation in the AIP at any time by notifying the Funds’ transfer agent by telephone or in writing, five days prior to the effective date of the next transaction. A fee, currently $25, will be imposed if your AIP transaction is returned.

Signature Guarantees. In certain instances when you sell shares of the Funds, we will need your signature guaranteed. Signature guarantees may be available at your bank, stockbroker or a national securities exchange. A notary public cannot guarantee signatures. Your signature must be guaranteed if:

•	You are changing your account ownership;
•	Your account registration or address has changed in the last 30 days;
•	The redemption proceeds are sent to any person, address or bank account other than the one listed on record with the Funds;
•	The proceeds are payable to a third party;
•	The sale is greater than $100,000;
•	You are establishing or modifying certain services on an account; or
•	There are other unusual situations as determined by the Funds’ transfer agent.

Exchange Policies. You may exchange Investor Class shares of your current Fund(s) for Investor Class shares of any other Fund (including Funds not offered in this Prospectus) and Institutional Class shares of your current Fund(s) for Institutional Class shares of any other Fund that offers Institutional Class shares at the next determined NAV after receipt of your order in good form without any charges. The Funds can only honor exchanges between accounts registered in the same name and having the same address and taxpayer identification number.      If your exchange establishes a new position in a Fund, you must exchange at least $1,000 or, if your account value is less than that, your entire account balance will be exchanged. You may exchange by telephone unless you declined telephone exchange privileges on your Account Application.

Subject to Rafferty’s approval, investors currently holding Investor Class shares may convert to Institutional Class shares, without incurring tax consequences and/or redemption fees. To inquire about converting your Investor Class shares to Institutional Class shares, please call (800) 851-0511.

Redemption Proceeds. Redemption proceeds from any sale of shares will normally be sent within seven days from the time a Fund receives your request in good order. For investments that have been made by check, payment on sales requests may be delayed until the Funds’ transfer agent is reasonably satisfied that the purchase payment has been collected by a Fund, which may require up to 10 calendar days. Your proceeds will be sent via check, wire or electronic funds transfer through the ACH network using the address or bank account listed on the transfer agent’s records. You will be charged a wire transfer fee of $15.00, which will be deducted from your account balance on dollar specific redemption requests or from the proceeds on share specific requests. This fee is in addition to any fees that may be imposed by your bank. Your proceeds will be wired only to the bank listed on the transfer agent’s records. Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. The Funds also offer a Systematic Withdrawal Plan for shareholders who

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require periodic payments, such as those from IRAs. For more information on this option, please contact the Funds at (800) 851-0511.

Redemption Fees. The Funds are not suitable for purchase by active investors. The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in “market-timing” or other types of excessive short-term trading that could adversely affect shareholder returns. Consequently, the Board of Trustees has adopted policies to prevent frequent purchases and redemptions of shares of a Fund. In an effort to discourage short-term trading and defray costs related to such trading, the Board of Trustees has approved a redemption fee of 1.00% on sales and exchanges (collectively, “redemptions”) of a Fund’s shares made within ninety (90) days of the date of purchase (including shares acquired through an exchange), subject to the limitations described below.

The redemption fee is deducted from the redemption proceeds and cannot be paid separately. The redemption fee is credited to the assets of a Fund. The redemption fee does not apply to shares purchased with reinvested dividends or distributions. To calculate the redemption fee, a Fund will use the first-in, first-out method to determine how long a shareholder has held shares of the Fund. This means that a Fund will assume that shares held by a shareholder for the longest period of time will be sold first.

The redemption fee applies to Fund shares purchased directly through a Fund or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with a Fund on an omnibus basis and include purchase and sale transactions placed on behalf of multiple investors. The Funds request that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to a Fund. However, the Funds recognize that due to operational and system limitations, financial intermediaries’ methods for tracing and calculating the fee may be inadequate or differ in some respects from those of a Fund. To the extent that a financial intermediary is unable to collect the redemption fee, a Fund may not be able to defray the expenses associated with short-term trades made by that financial intermediary’s customers.

Each Fund reserves the right to waive the redemption fee, in its discretion, where a Fund believes that such waiver is in the best interests of the Fund. Each Fund also may waive the redemption fee in circumstances where a financial intermediary’s systems are unable to properly assess the fee and for redemptions that a Fund reasonably believes may not raise frequent trading or market timing concerns, including:

•	Redemptions by participants in certain qualified retirement and deferred compensation plans and group annuity contracts;

•	Redemptions resulting from certain transfers upon the death of a shareholder;

•	Redemptions by certain pension plans as required by law or regulatory authorities;

•	Redemptions pursuant to a systematic withdrawal plan;

•	Retirement loans and withdrawals; and

•	Redemptions in accounts participating in certain approved asset allocation programs.

Low Balance Accounts.
Investor Class. If your total account balance falls below $1,000 due to withdrawals, then we may sell your shares of the Funds. We will inform you in writing 30 days prior to selling your shares. If you do not bring your total account balance up to $1,000 within 30 days, we may sell your shares and send you the proceeds. We will not sell your shares if your account value falls due to market fluctuations.

Institutional Class. If your total account balance falls below $5,000,000 due to withdrawals, your shares automatically may be converted to Investor Class shares of the Funds. We will inform you in writing 30 days prior to such conversion. We will not convert your shares if your account value falls due to market fluctuations.

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Redemption In-Kind. The Funds reserve the right to pay redemption proceeds to you in whole or in part by a distribution of securities from a Fund’s portfolio. It is not expected that the Funds would do so except in unusual circumstances. To the extent that a Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

Excessive Trading. Each Fund is intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt the Funds’ investment program and create additional transaction costs that are borne by all shareholders. The Board of Trustees has adopted a policy regarding excessive trading.

The Funds discourage excessive, short-term trading and other abusive trading practices and the Funds may use a variety of techniques to monitor trading activity and detect abusive trading practices. In an effort to minimize harm to the Funds and their shareholders, the Funds reserve the right, in their sole discretion, to reject purchase orders from individuals or groups who, in the Funds’ view, are likely to engage in market timing or excessive trading and suspend the offering of Fund shares. The Funds reserve the right, in their sole discretion, to indentify trading practices as abusive. In making such judgments, the Funds seek to act in a manner that they believe is consistent with the best interests of shareholders.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions each Fund handles, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive. In particular, since each Fund receives purchase and sale orders through financial intermediaries that use group or omnibus accounts, the Funds cannot always detect frequent trading. As a consequence, the Funds’ ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

Electronic Delivery of Reports. Direxion Fund shareholders can save paper by electing to receive their account documents by e-mail in place of paper copies. You may choose electronic delivery for Prospectuses, supplements, Annual and Semi-Annual Reports. To enroll in E-Delivery you can opt-in when completing a direct account application with Direxion Funds. You can also register, cancel, change your e-mail address or change your consent options by logging onto www.direxionfunds.com/edelivery.com.

MANAGEMENT OF THE FUNDS

Rafferty provides investment services to the Funds. Rafferty attempts to manage the investment of the Funds’ assets consistent with their investment objectives, policies and limitations. Rafferty has been managing mutual funds since June 1997. Rafferty is located at 33 Whitehall Street, 10th Floor, New York, New York 10004. As of March 31, 2009, the Adviser had approximately $4.8 billion in assets under management.

Under an investment advisory agreement between the Trust and Rafferty, each Fund pays Rafferty fees at an annualized rate of 1.00% based on a percentage of the Funds’ daily net assets.

A discussion regarding the basis on which the Board of Trustees approved the investment advisory agreement for each Fund, other than the Commodity Trends Strategy Fund, will be included in the Funds’ Annual Report for the period ending October 31, 2009. A discussion regarding the basis on which the Board of Trustees approved the investment advisory agreement for the Commodity Trends Strategy Fund is included in the Direxion Funds’ Semi-Annual Report for the period ending October 31, 2008.

Under a separate investment advisory agreement with Rafferty, the Subsidiary pays Rafferty an advisory fee at an annual rate of 1.00% of the Subsidiary’s average daily net assets. Under this agreement, Rafferty provides to the Subsidiary the same type of investment advisory services on the substantially same terms as Rafferty provides advisory services to the Commodity Trends Strategy Fund.

The Subsidiary also has entered into agreements with the Fund’s service providers for the provision of administrative, accounting, transfer agency and custody services. The Subsidiary will bear the expenses associated with these services, which are not expected to be material in relation to the value of the Fund’s assets. It is also anticipated that the Fund’s own expenses will be reduced to some extent as a result of the payment of such expenses

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at the Subsidiary level. Therefore, it is expected that the Fund’s investment in the Subsidiary will not result in the Fund’s paying duplicative fees for similar services provided to the Fund and the Subsidiary.

Rafferty has retained Wilshire Associates Incorporated, through its Wilshire Funds Management business unit, to serve as Subadviser to the Dynamic Fund. Rafferty (not the Dynamic Fund) pays Wilshire® a subadvisory fee at an annualized rate of 0.25% of the Dynamic Fund’s average daily net assets. Wilshire is located at 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401 and is 100% owned by active key employees, including Dennis A. Tito, founder, chairman and chief executive officer, who beneficially owns a majority of the outstanding shares of the company. Wilshire’s institutionally-based investment solutions include the creation of customized multi-discipline, multi-manager and hedge fund investment solutions to financial intermediaries serving retail and institutional investors. Wilshire Funds Management conducts its investment decision-making through an investment committee structure.

Wilshire Associates Incorporated is comprised of four business units: Wilshire Analytics, Wilshire Consulting, Wilshire Funds Management, and Wilshire Private Markets. As of December 31, 2008, the Wilshire Funds Management business unit managed approximately $20.6 billion in assets under advisement, all of which are in multi-manager strategies. Wilshire is a registered service mark of Wilshire Associates Incorporated, Santa Monica, California.

For the Commodity Trends Strategy Fund and the Financial Trends Strategy Fund, an investment committee of Rafferty employees has the day-to-day responsibility for managing the Fund. The investment committee generally decides the target allocation of each Fund’s investments and on a day-to-day basis an individual portfolio manager executes transactions for the Funds consistent with the target allocation. The portfolio managers rotate the Funds periodically so that no single portfolio manager is responsible for a specific Fund for extended periods of time. The members of the investment committee responsible for managing the Funds are Paul Brigandi, Tony Ng, Adam Gould and Aram Babikian.

Mr. Brigandi has been a Portfolio Manager at Rafferty since June 2004. Mr. Brigandi was previously involved in the equity trading training program for Fleet Boston Financial Corporation from August 2002 to April 2004. Mr. Brigandi is a 2002 graduate of Fordham University.

Mr. Ng has been a Portfolio Manager at Rafferty since April 2006. Mr. Ng was previously a Team Leader in the Trading Assistant Group with Goldman Sachs from 2004 to 2006. He was employed with Deutsche Asset Management from 1998 to 2004. Mr. Ng graduated from State University at Buffalo in 1998.

Mr. Gould has been a Portfolio Manager at Rafferty Asset Management since January of 2007. Prior to joining Rafferty, Mr. Gould was an Index Fund Portfolio Manager at the Bank of New York, responsible for managing ten domestic Index funds, and 20 separately managed accounts. Before joining the Bank of New York in May of 2005, Mr. Gould received an MBA from Georgetown University. Prior to attending graduate school, Mr. Gould was a NASDAQ Market Maker at Deutsche Bank from 1999 through 2002. He completed his undergraduate studies at the University of Wisconsin in 1999, graduating with a Bachelor of Science.

Mr. Babikian is a Portfolio Manager and joined Rafferty in September of 2008. Prior to joining Rafferty, Mr. Babikian worked for Goldman Sachs as a client derivative portfolio valuations analyst. Mr. Babikian graduated from Baruch College in 2005 with a Bachelor of Business Administration in Finance.

For the Direxion/Wilshire Dynamic Fund, Wilshire’s portfolio management team has the day-to-day responsibility for managing the Dynamic Fund’s asset allocation under the supervision of Rafferty. Under the subadvisory arrangement, Wilshire directs the allocation of the Fund’s assets among various asset classes and investment vehicles. Rafferty implements Wilshire’s allocation decisions for the Dynamic Fund by placing all brokerage orders for the purchase and sale of the underlying securities. The members of Wilshire’s portfolio management team responsible for managing the Dynamic Fund are lead portfolio manager, Cleo Chang, and co-portfolio manager, James St. Aubin.

Ms. Chang is a vice president and lead portfolio manager on the Dynamic Fund. Ms. Chang also serves as the head of the Investment Research Group of Wilshire Funds Management. With more than nine years of investment management and financial services experience, Ms. Chang is responsible for creating customized investment

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solutions, portfolio modeling and the formation and implementation of investment policy and process. Her previous responsibilities included manager research, portfolio strategy and product development. Ms. Chang holds an MBA with a concentration in Finance from the Marshall School of Business and an MS in Mathematical Finance from the University of Southern California. She earned her BA in Economics from the University of California, Berkeley.

Mr. St. Aubin is a vice president and co-portfolio manager on the Dynamic Fund. Mr. St. Aubin has more than nine years’ experience in the asset management industry, including involvement with asset allocation strategy, manager research and product development. Prior to joining Wilshire, he worked in a similar capacity as a portfolio manager of multi-disciplinary target risk portfolios with a focus on developing strategic and tactical asset allocation solutions. Mr. St. Aubin earned a BBA in Finance from DePaul University and has also earned the Chartered Financial Analyst (CFA) designation.

The Funds’ SAI provides additional information about the investment committees’ members’ compensation, other accounts they manage and their ownership of securities in the Funds.

PORTFOLIO HOLDINGS

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI. Currently, disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. The Annual and Semi-Annual Reports will be available by contacting the Direxion Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling (800) 851-0511.

DISTRIBUTIONS AND TAXES

Distributions. Each Fund distributes dividends from its net investment income at least annually. Net investment income generally consists of interest income and dividends received on investments, less expenses.

Each Fund also distributes any realized net capital gains and net gains from foreign currency transactions, if any, at least annually. A Fund realizes capital gains mainly from sales of its portfolio assets for a profit.

Dividends and other distributions (collectively, “distributions”) will be reinvested automatically at the distributing Fund’s NAV per share unless you request otherwise in writing. Normally, distributions are taxable events for shareholders whether the distributions are received in cash or reinvested. If you elect to receive distributions from a Fund by check and the post office cannot deliver such check or your check remains uncashed for six months, the Funds reserves the right to reinvest the check in your account at that Fund’s then current NAV per share and to reinvest all subsequent distributions in shares of that Fund until an updated address is received.

Due to the pattern of purchases and redemptions in many of our Funds, a Fund’s total net assets may fluctuate significantly over the course of a year. Because a Fund may declare and pay distributions at any time, an investor may receive a distribution, which may be taxable, shortly after making an investment in that Fund.

Taxes. Tax consequences of distributions will vary depending on whether the distribution is from investment income, net foreign currency gain, or capital gain, and in the latter case, how long a Fund has held the assets, not how long you held your Fund shares. Distributions of net gains on sales of assets held for one year or less are taxed as dividends (that is, ordinary income). Sales of assets held longer than one year (long-term capital gains) are taxed at lower capital gains rates.

28

The following table illustrates the potential tax liabilities for taxable accounts:

Type of Transaction	Tax Rate/Treatment*
Dividend (other than qualified dividend income (“QDI”)) distribution	Ordinary income rate
Distribution of QDI (see below)	Long-term capital gains rate
Distribution of net foreign currency gains	Ordinary income/capital gains rate
Distribution of net short-term capital gains	Ordinary income rate
Distribution of net long-term capital gains	Long-term capital gains rate
Sale or exchange of Fund shares owned for more than one year	Long-term capital gain or loss
Sale or exchange of Fund shares owned for one year or less	Gain is taxed at the same rate as ordinary income; loss is subject to special rules

*

Tax consequences for tax-deferred retirement accounts or non-taxable shareholders generally will be different. You should consult your tax specialist for more information about your personal situation.

QDI consists of dividends a Fund receives from most U.S. corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period and other requirements regarding the stock on which the dividends were paid. Dividends received from REITs and other investment companies will only qualify for QDI treatment to the extent that the REIT or other investment company designates the qualifying percentage to its shareholders. A Fund’s dividends attributable to its QDI are taxed to individual shareholders at the long-term capital gains rate, a maximum federal rate of 15% for shareholders who satisfy those restrictions regarding their Fund shares. These special rules generally apply to taxable years beginning before January 1, 2011.

If you are a non-retirement account shareholder of a Fund, then each year we will send you a Form 1099 that tells you the amount of Fund distributions you received for the prior calendar year, the tax status of those distributions and a list of reportable redemption transactions. Normally, distributions are taxable in the year you receive them. However, any distributions declared in the last three months of the year and paid in January of the following year generally are taxable as if received on December 31 of the year they are declared.

If you are a non-corporate shareholder of a Fund and do not provide the Fund with your correct taxpayer identification number (normally your social security number), the Fund is required to withhold and remit to the IRS 28% of all dividends and other distributions and redemption proceeds otherwise payable to you. If you are such a shareholder and are otherwise subject to backup withholding, we also are required to withhold and remit to the IRS 28% of all dividends and other distributions otherwise payable to you. Any tax withheld may be applied against your tax liability when you file your tax return.

As noted under “Risks – Tax Risk,” the Commodity Trends Strategy Fund the Commodity Trends Strategy Fund must derive at least 90% of its gross income each taxable year from “qualifying income” to qualify as a RIC. Revenue Rulings issued by the IRS exclude from that category income from certain commodity-linked derivative contracts, but subsequent PLRs the IRS issued treat income from commodity-linked notes (as distinguished from commodity-linked derivatives) similar to those in which the Fund intends to invest, as well as income derived from a wholly owned subsidiary similar to the Subsidiary, as qualifying income, in the latter case even if the subsidiary itself invests in commodity-linked derivatives. The Fund, therefore, will seek to comply with the criteria in those IRS pronouncements and to restrict its income from derivatives, such as commodity-linked swaps, and other sources that do not generate qualifying income to a maximum of 10% of its annual gross income and will seek to gain exposure to the commodities markets primarily through investments in commodity-linked notes and the Subsidiary.

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MASTER/FEEDER OPTION

The Funds may in the future operate under a master/feeder structure. This means that each Fund would be a “feeder” fund that attempts to meet its objective by investing all or a portion of its investable assets in a “master” fund with the same investment objective. The “master” fund would purchase securities for investment. It is expected that any such investment company would be managed by Rafferty in substantially the same manner as the Funds. If permitted by law at that time, the Board of Trustees may approve the implementation of such a structure for the Funds without seeking shareholder approval. However, the Trustees’ decision will be made only if the investments in the master funds are in the best interests of the Funds and their shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. You also will receive a 30-day notice prior to the implementation of the master/feeder structure.

FINANCIAL HIGHLIGHTS

No financial information is available for the Funds because the Funds had not completed their initial fiscal year prior to the date of the Prospectus.

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[DIREXION LOGO]

33 Whitehall Street, 10th Floor
New York, New York 10004

(800) 851-0511

PROSPECTUS

Commodity Trends Strategy Fund

Financial Trends Strategy Fund

Direxion/Wilshire Dynamic Fund

Investor Class

Institutional Class

MORE INFORMATION ON THE DIREXION FUNDS

Statement of Additional Information (“SAI”):

The Funds’ SAI contains more information on the Funds and their investment policies. The SAI is incorporated in this Prospectus by reference (meaning it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (“SEC”).

Annual and Semi-Annual Reports to Shareholders:

The Funds’ reports will provide additional information on the Funds’ investment holdings, performance data and a letter discussing the market conditions and investment strategies that significantly affected the Funds’ performance during that period.

To Obtain the SAI or Fund Reports Free of Charge:

Write to:	Direxion Funds
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

Call:	(800) 851-0511

By Internet:	www.direxionfunds.com

These documents and other information about the Funds can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Funds may be viewed on screen or downloaded from the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0213.

Rafferty Capital Markets, LLC, Distributor
59 Hilton Avenue
Garden City, New York 11530

SEC File Number: 811-8243

SEC File Number: 811-8243

DIREXION FUNDS

STATEMENT OF ADDITIONAL INFORMATION

33 Whitehall Street, 10th Floor
New York, New York 10004
(800) 851-0511

The Direxion Funds (the “Trust”) is a management investment company, or mutual fund that offers shares of a variety of investment portfolios to the public. This Statement of Additional Information (“SAI”) relates to the Investor Class and Institutional Shares of the Commodity Trends Strategy Fund, Financial Trends Strategy Fund and Direxion/Wilshire Dynamic Fund (each a “Fund” and collectively, the “Funds”).

This SAI, dated August […], 2009, is not a prospectus. It should be read in conjunction with the Funds’ Prospectus dated August […], 2009. This SAI is incorporated herein by reference into the Funds’ Prospectus. In other words, it is legally part of the Funds’ Prospectus. To receive a copy of the Prospectus, without charge, write or call the Trust at the address or telephone number listed above.

Dated: August […], 2009

Page

THE DIREXION FUNDS	1

CLASSIFICATION OF THE FUNDS	1

INVESTMENT POLICIES AND TECHNIQUES	1

American Depositary Receipts (“ADRs”)	2
Asset-Backed Securities	2
Bank Obligations	3
Corporate Debt Securities	3
Equity Securities	4
Foreign Currencies	4
Foreign Securities	8
Illiquid Investments and Restricted Securities	11
Indexed Securities	11
Interest Rate Swaps	12
Junk Bonds	12
Mortgage-Backed Securities	12
Municipal Obligations	14
Options, Futures and Other Strategies	14
Other Investment Companies	20
Repurchase Agreements	20
Reverse Repurchase Agreements	21
Short Sales	21
Swap Agreements	21
Unrated Debt Securities	22
U.S. Government Securities	22
Zero-Coupon, Payment-In-Kind and Strip Securities	23
Other Investment Risks and Practices	24
Risk of Tracking Error	25

INVESTMENT RESTRICTIONS	25

PORTFOLIO TRANSACTIONS AND BROKERAGE	27

PORTFOLIO HOLDINGS INFORMATION	28

MANAGEMENT OF THE TRUST	28
Trustees and Officers	28
Principal Shareholders, Control Persons and Management Ownership	32
Investment Adviser	34
Subadviser	35
Portfolio Manager	35
Proxy Voting Policies and Procedures	37
Fund Administrator, Fund Accountant, Transfer Agent and Custodian	37
Distributor	38
Distribution Plan and Service Fees	38
Independent Registered Public Accounting Firm	39

DETERMINATION OF NET ASSET VALUE	39

REDEMPTIONS	40

Redemption In-Kind	40
Redemptions by Telephone	40
Receiving Payment	40
Anti-Money Laundering	41

EXCHANGE PRIVILEGE	42

i

SHAREHOLDER AND OTHER INFORMATION	42

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES	42

Taxes	42

FINANCIAL STATEMENTS	47

APPENDIX A: DESCRIPTION OF CORPORATE BOND RATINGS	A-1

APPENDIX B: PROXY VOTING POLICIES AND PROCEDURES	B-1

ii

THE DIREXION FUNDS

The Trust is a Massachusetts business trust organized on June 6, 1997 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of numerous separate series. On April 28, 2006, the Trust changed its name to the Direxion Funds. Prior to that date, the Trust was known as the Potomac Funds.

This SAI relates to the Investor Class Shares and Institutional Class Shares of the Funds.

Please note that shares of each Fund may not be available in all states. Shares of each Fund are only available in states in which they are authorized for purchase.

Each Fund offers Investor Class and Institutional Class shares. Investor Class shares are designed for sale directly to investors without a sales charge. Institutional Class shares are made available through investment advisers, banks, trust companies or other authorized representatives without a sales charge. The Investor Class shares are subject to a Rule 12b-1 fee and separate shareholder servicing fee. The Institutional Class shares pay no Rule 12b-1 fees. In addition, the Institutional Class shares of the Commodity Trends Strategy Fund and the Financial Trends Strategy Fund pay no shareholder servicing fees. The Institutional Class of the Direxion/Wilshire Dynamic Fund pay a shareholder servicing fee. The Funds are not suitable for purchase by active investors. The Funds are intended for long-term investment purposes only and imposes a 1.00% redemption fee on Fund shares redeemed within ninety (90) days of the date of purchase.

CLASSIFICATION OF THE FUNDS

Each Fund is a “non-diversified” series of the Trust pursuant to the 1940 Act. A Fund is considered “non-diversified” because a relatively high percentage of its assets may be invested in the securities of a limited number of issuers. To the extent that a Fund assumes large positions in the securities of a small number of issuers, the Fund’s net asset value (“NAV”) may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

Each Fund’s classification as a “non-diversified” series means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each Fund, however, intends to meet certain tax-related diversification standards at the end of each quarter of its taxable year.

INVESTMENT POLICIES AND TECHNIQUES

The Commodity Trends Strategy Fund may invest up to 25% of its total assets in a wholly-owned subsidiary organized under the laws of the Cayman Islands (“Subsidiary”), whose registered office is located at Walkers SPV Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9002, Cayman Islands. The Fund is currently the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.

The Commodity Trends Strategy Fund will invest in the Subsidiary in order to gain exposure to the investment returns of the commodities markets within the limitations of the federal tax law requirements applicable to regulated investment companies. The Subsidiary will invest principally in commodity and financial futures, options and swap contracts, as well as certain fixed-income investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. Unlike the Commodity Trends Strategy Fund, the Subsidiary may invest without limitation in commodity-linked derivatives, though the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that apply to the Commodity Trends Strategy Fund’s transactions in these instruments. To the extent applicable, the Subsidiary otherwise is subject to the same fundamental and non-fundamental investment restrictions as the Commodity Trends Strategy Fund, and in particular, to the same requirements relating to portfolio leverage, liquidity, and the timing and method valuation of

1

portfolio investments and Fund shares. Accordingly, references in this SAI to the Commodity Trends Strategy Fund may also include the Subsidiary.

The Subsidiary is not registered with the SEC as an investment company under the 1940 Act. The Subsidiary has a board of directors that oversees its activities. The Subsidiary has entered into a separate investment advisory agreement with Rafferty and pays Rafferty a fee for its services. The Subsidiary also has entered into agreements with the Fund’s service providers for the provision of administrative, accounting, transfer agency and custody services.

This section provides a detailed description of the securities in which a Fund may invest to achieve its investment objective, the strategies it may employ and the corresponding risks of such securities and strategies. The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets could experience increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue. The U.S. Government has already taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.

Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continued market turbulence may have an adverse effect on the Funds.

American Depositary Receipts (“ADRs”)

A Fund may invest in ADRs. ADRs are U.S. dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by United States banks and trust companies that evidence ownership of underlying securities issued by a foreign corporation. ADRs include ordinary shares and New York shares (shares issued by non-U.S. companies that are listed on a U.S. securities exchange). ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. ADRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the United States. For investment purposes, ADRs are not considered to be foreign securities by the Funds.

Asset-Backed Securities

A Fund may invest in asset-backed securities of any rating or maturity. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of

2

credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.

Bank Obligations

Money Market Instruments. The Funds may invest in bankers’ acceptances, certificates of deposit, demand and time deposits, savings shares and commercial paper of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus, and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”). The Funds also may invest in high quality, short-term, corporate debt obligations, including variable rate demand notes, having a maturity of one year or less. Because there is no secondary trading market in demand notes, the inability of the issuer to make required payments could impact adversely a Fund’s ability to resell when it deems advisable to do so.

A Fund may invest in foreign money market instruments, which typically involve more risk that investing in U.S. money market instruments. See “Foreign Securities” below. These risks include, among others, higher brokerage commissions, less public information, and less liquid markets in which to sell and meet large shareholder redemption requests.

Bankers’ Acceptances. Bankers’ acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods. They are termed “accepted” when a bank writes on the draft its agreement to pay it at maturity, using the word “accepted.” The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity.

Certificates of Deposit (“CDs”). The FDIC is an agency of the U.S. government that insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured to the extent this limit is exceeded. Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments must be limited to $100,000 per insured bank or savings and loan association.

Commercial Paper. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. A Fund may invest in commercial paper rated A-l or A-2 by Standard & Poor’s® Ratings Group (“S&P®”) or Prime-1 or Prime-2 by Moody’s Investors Services®, Inc. (“Moody’s”), and in other lower quality commercial paper.

Corporate Debt Securities

A Fund may invest in investment grade corporate debt securities of any rating or maturity. Investment grade corporate bonds are those rated BBB or better by S&P® or Baa or better by Moody’s. Securities rated BBB by S&P® are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix A for a description of corporate bond ratings. A Fund may also invest in unrated securities.

Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade

3

may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Equity Securities

Common Stocks. A Fund may invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Convertible Securities. A Fund may invest in convertible securities that may be considered high yield securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. When investing in convertible securities, a Fund may invest in the lowest credit rating category.

Preferred Stock. A Fund may invest in preferred stock. A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. When investing in preferred stocks, a Fund may invest in the lowest credit rating category.

Warrants and Rights. A Fund may purchase warrants and rights, which are instruments that permit a Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration, but they usually do not have voting rights or pay dividends. The market price of warrants is usually significantly less than the current price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

Foreign Currencies

A Fund may invest directly and indirectly in foreign currencies. Investments in foreign currencies are subject to numerous risks not least being the fluctuation of foreign currency exchange rates with respect to the U.S. dollar. Exchange rates fluctuate for a number of reasons.

4

Inflation. Exchange rates change to reflect changes in a currency’s buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.

Trade Deficits. Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country’s goods more expensive and less competitive and so reducing demand for its currency.

Interest Rates. High interest rates may raise currency values in the short term by making such currencies more attractive to investors. However, since high interest rates are often the result of high inflation, long-term results may be the opposite.

Budget Deficits and Low Savings Rates. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation. Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measure to cope with its deficits and debt.

Political Factors. Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall if a country appears a less desirable place in which to invest and do business.

Government Control. Through their own buying and selling of currencies, the world’s central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people’s expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal.

The value of a Fund’s investments is calculated in U.S. dollars each day that the New York Stock Exchange is open for business. As a result, to the extent that the a Fund’s assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. dollar, a Fund’s NAV per share as expressed in U.S. dollars (and, therefore, the value of your investment) should increase. If the U.S. dollar appreciates relative to the other currencies, the opposite should occur.

The currency-related gains and losses experienced by a Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. dollars. Gains or losses on shares of a Fund will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. dollars, in relation to the original U.S. dollar purchase price of the shares. The amount of appreciation or depreciation in a Fund’s assets also will be affected by the net investment income generated by the money market instruments in which each Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates.

A Fund may incur currency exchange costs when it sells instruments denominated in one currency and buy instruments denominated in another.

Currency Transactions. A Fund conducts currency exchange transactions on a spot basis. Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency. A Fund also enters into forward currency contracts. See “Options, Futures and Other Strategies” below. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

A Fund may invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the Adviser is trying to duplicate. For example, the combination of U.S. dollar-denominated instruments with “long” forward currency exchange contracts creates a position

5

economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.

A Fund may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of a Fund in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.

A Fund may use forward currency contracts for position hedging if consistent with its policy of trying to expose its net assets to foreign currencies. A Fund is not required to enter into forward currency contracts for hedging purposes and it is possible that a Fund may not be able to hedge against a currency devaluation that is so generally anticipated that a Fund is unable to contract to sell the currency at a price above the devaluation level it anticipates. It also is possible, under certain circumstances, that a Fund may have to limit its currency transactions to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (“Code”).

A Fund currently does not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of its portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating it to buy, on the same maturity date, the same amount of the currency. If a Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.

If a Fund engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, a Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, a Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

Since a Fund invests in money market instruments denominated in foreign currencies, it may hold foreign currencies pending investment or conversion into U.S. dollars. Although a Fund values its assets daily in U.S. dollars, it does not convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will convert its holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, and offer to buy the currency at a lower rate if a Fund tries to resell the currency to the dealer.

Foreign Currency Options. A Fund may invest in foreign currency-denominated securities and may buy or sell put and call options on foreign currencies. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

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Foreign Currency Exchange-Related Securities.

Foreign currency warrants. Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal exchange rate linked securities. Principal exchange rate linked securities (“PERLsSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance indexed paper. Performance indexed paper (“PIPsSM”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to

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the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Foreign Securities

A Fund may have both direct and indirect exposure through investments in stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices to foreign securities. In most cases, the best available market for foreign securities will be on exchanges or in over-the-counter (“OTC”) markets located outside the United States.

Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on or delays in the removal of funds or other assets of a fund, political or financial instability or diplomatic and other developments that could affect such investments. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments.

Brazil. Investing in Brazil involves certain considerations not typically associated with investing in the United States. Additional considerations include: (i) investment and repatriation controls, which could affect a Fund’s ability to operate, and to qualify for the favorable tax treatment afforded to regulated investment companies for U.S. Federal income tax purposes; (ii) fluctuations in the rate of exchange between the Brazilian Real and the U.S. dollar; (iii) the generally greater price volatility and lesser liquidity that characterize Brazilian securities markets, as compared with U.S. markets; (iv) the effect that balance of trade could have on Brazilian economic stability and the Brazilian government’s economic policy; (v) potentially high rates of inflation; (vi) governmental involvement in and influence on the private sector; (vii) Brazilian accounting, auditing and financial standards and requirements, which differ from those in the United States; (viii) political and other considerations, including changes in applicable Brazilian tax laws; and (ix) restrictions on investments by foreigners. While the economy of Brazil has enjoyed substantial economic growth in recent years there can be no guarantee this growth will continue.

China. Investing in China involves special considerations not typically associated with investing in countries with more democratic governments or more established economies or currency markets. These risks include: (i) the risk of nationalization or expropriation of assets or confiscatory taxation; (ii)greater governmental involvement in and control over the economy, interest rates and currency exchange rates; (iii) controls on foreign investment and limitations on repatriation of invested capital; (iv) greater social, economic and political uncertainty (including the risk of war); (v) dependency on exports and the corresponding importance of international trade; (vi) currency exchange rate fluctuations; and (vii) the risk that certain companies in which the Fund may invest may have dealings with countries subject to sanctions or embargoes imposed by the U.S. government or identified as state sponsors of terrorism. The government of China maintains strict currency controls in support of economic, trade and political objectives and regularly intervenes in the currency market. The government’s actions in this respect may not be transparent or predictable. As a result, the value of the Yuan, and the value of securities designed to provide exposure to the Yuan, can change quickly and arbitrarily. Furthermore, it is difficult for foreign investors to directly access money market securities in China because of investment and trading restrictions. While the economy of China has enjoyed substantial economic growth in recent years there can be no guarantee this growth will continue. These and other factors may decrease the value and liquidity of a Fund’s investments.

Developing and Emerging Markets. Emerging and developing markets abroad may offer special opportunities for investing but may have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those

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countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.

India. Investments in India involve special considerations not typically associated with investing in countries with more established economies or currency markets. Political and economic conditions and changes in regulatory, tax, or economic policy in India could significantly affect the market in that country and in surrounding or related countries and have a negative impact on a Fund’s performance. Agriculture occupies a prominent position in the Indian economy and the Indian economy therefore may be negatively affected by adverse weather conditions. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. While the Indian government has implemented economic structural reform with the objective of liberalizing India’s exchange and trade policies, reducing the fiscal deficit, controlling inflation, promoting a sound monetary policy, reforming the financial sector, and placing greater reliance on market mechanisms to direct economic activity, there can be no assurance that these policies will continue or that the economic recovery will be sustained. While the government of India is moving to a more liberal approach, it still places restrictions on the capability and capacity of foreign investors to access and trade Rupee directly. Foreign investors in India still face burdensome taxes on investments in income producing securities. While the economy of India has enjoyed substantial economic growth in recent years there can be no guarantee this growth will continue. These and other factors may decrease the value and liquidity of a Fund’s investments.

Latin America. Investments in Latin American countries involve special considerations not typically associated with investing in the United States. Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels. In addition, the political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets. Certain Latin American countries may also have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies. Finally, a number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

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Russia. Investing in Russia involves risks and special considerations not typically associated with investing in United States. Since the breakup of the Soviet Union at the end of 1991, Russia has experienced dramatic political and social change. The political system in Russia is emerging from a long history of extensive state involvement in economic affairs. The country is undergoing a rapid transition from a centrally-controlled command system to a market-oriented, democratic model. As a result, relative to companies operating in Western economies, companies in Russian are characterized by a lack of: (i) management with experience of operating in a market economy; (ii) modern technology; and, (iii) a sufficient capital base with which to develop and expand their operations. It is unclear what will be the future effect on Russian companies, if any, of Russia’s continued attempts to move toward a more market-oriented economy. Russia’s economy has experienced severe economic recession, if not depression, since 1990 during which time the economy has been characterized by high rates of inflation, high rates of unemployment, declining gross domestic product, deficit government spending, and a devaluing currency. The economic reform program has involved major disruptions and dislocations in various sectors of the economy, and those problems have been exacerbated by growing liquidity problems. Further, Russia presently receives significant financial assistance from a number of countries through various programs. To the extent these programs are reduced or eliminated in the future, Russian economic development may be adversely impacted. The laws and regulations in Russia affecting Western investment business continue to evolve in an unpredictable manner. Russian laws and regulations, particularly those involving taxation, foreign investment and trade, title to property or securities, and transfer of title, which may be applicable to the Fund’s activities are relatively new and can change quickly and unpredictably in a manner far more volatile than in the United States or other developed market economies. Although basic commercial laws are in place, they are often unclear or contradictory and subject to varying interpretation, and may at any time be amended, modified, repealed or replaced in a manner adverse to the interest of the Fund.

Hybrid Instruments

A Fund may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. A hybrid could be, for example, a bond issued by an oil company that pays a small base level of interest, in addition to interest that accrues when oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of a Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. A Fund will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

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Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investment in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Illiquid Investments and Restricted Securities

Each Fund may purchase and hold illiquid investments. No Fund, nor the Subsidiary, will purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in investments that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), which the Board of Trustees (“Board” or “Trustees”) or Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”), the Funds’ investment adviser, has determined under Board-approved guidelines are liquid. No Fund, however, currently anticipates investing in such restricted securities.

The term “illiquid investments” for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the investments. Investments currently considered to be illiquid include: (1) repurchase agreements not terminable within seven days; (2) securities for which market quotations are not readily available; (3) over-the-counter (“OTC”) options and their underlying collateral; (4) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand; and (5) restricted securities not determined to be liquid pursuant to guidelines established by the Board; and (6) in certain circumstances, securities involved in swap, cap, floor or collar transactions. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that a Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

A Fund may not be able to sell illiquid investments when Rafferty considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid. In addition, the sale of illiquid investments may require more time and result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investment in illiquid investments may have an adverse impact on NAV.

Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities, and a Fund may be unable to dispose of such securities promptly or at reasonable prices.

Indexed Securities

A Fund may purchase indexed securities, which are securities, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators, consistent with its investment objective. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid. See “Illiquid Investments and Restricted Securities” above.

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Interest Rate Swaps

A Fund may enter into interest rate swaps for hedging purposes and non-hedging purposes. Since swaps are entered into for good faith hedging purposes or are offset by a segregated account maintained by an approved custodian, Rafferty believes that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions. The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or other liquid securities having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by each Fund’s custodian. A Fund will not enter into any interest rate swap unless Rafferty believes that the other party to the transaction is creditworthy. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreement. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

Junk Bonds

A Fund may invest in lower-rated debt securities, including securities in the lowest credit rating category, of any maturity, often called “junk bonds.”

Junk bonds generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur.

The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Rafferty will monitor the investment to determine whether continued investment in the security will assist in meeting a Fund’s investment objective.

Mortgage-Backed Securities

A Fund may invest in mortgage-backed securities. A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

Certain U.S. government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Others, such as securities issued by the Federal National Mortgage Association (“Fannie Mae©”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac©”), are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, a fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The U.S. government may choose not to provide

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financial support to GSEs or instrumentalities if it is not legally obligated to do so. A fund will invest in securities of such instrumentalities only when the Adviser is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

On September 7, 2008, Fannie Mae© and Freddie Mac were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”) to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae© and Freddie Mac’s© assets and property and putting Fannie Mae© and Freddie Mac© in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae© and Freddie Mac was replaced. Additionally, the U.S. Treasury reported that Fannie Mae© and Freddie Mac© are expected to modestly increase their mortgage-backed security portfolios through the end of 2009 and then gradually reduce such portfolios at the rate of 10 percent per year until stabilizing at a lower, less risky size.

The U.S. Treasury, FHFA and the Federal Reserve acted in collaboration to take the following steps to support the conservatorship. First, the U.S. Treasury and FHFA have established Preferred Stock Purchase Agreements pursuant to which the U.S. Treasury will receive senior preferred equity shares and warrants to ensure that Fannie Mae and Freddie Mac© maintain a positive net worth. Fannie Mae© and Freddie Mac’s© common and preferred shareholders will bear any losses ahead of the new government senior preferred shares. Second, the U.S. Treasury has established a new secured lending credit facility which will be available to Fannie Mae© and Freddie Mac© to assist the entities in funding their regular business activities in the capital markets, until December 31, 2009. Also, the U.S. Treasury has initiated a program to purchase Fannie Mae© and Freddie Mac© mortgage-backed securities through December 31, 2009, to aid mortgage affordability.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, each Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing

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payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

Municipal Obligations

A Fund may invest in municipal obligations. In addition to the usual risks associated with investing for income, the value of municipal obligations can be affected by changes in the actual or perceived credit quality of the issuers. The credit quality of a municipal obligation can be affected by, among other factors: a) the financial condition of the issuer or guarantor; b) the issuer’s future borrowing plans and sources of revenue; c) the economic feasibility of the revenue bond project or general borrowing purpose; d) political or economic developments in the region or jurisdiction where the security is issued; and e) the liquidity of the security. Because municipal obligations are generally traded over the counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal issues can be enhanced by demand features, which enable a Fund to demand payment from the issuer or a financial intermediary on short notice.

Options, Futures and Other Strategies

General. A Fund may use certain options (traded on an exchange and OTC, or otherwise), futures contracts (sometimes referred to as “futures”) and options on futures contracts (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). In addition, a Fund’s ability to use Financial Instruments will be limited by tax considerations. See “Dividends, Other Distributions and Taxes.” Pursuant to a claim for exemption filed with the National Futures Association on behalf of each Fund, each Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

In addition to the instruments, strategies and risks described below and in the Prospectus, Rafferty may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as Rafferty develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. Rafferty may utilize these opportunities to the extent that they are consistent with a Fund’s investment objective and permitted by a Fund’s investment limitations and applicable regulatory authorities. A Fund’s Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1)     Successful use of most Financial Instruments depends upon Rafferty’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures

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of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by Rafferty may still not result in a successful transaction. Rafferty may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

(2)     Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3)     As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If a Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that a Fund sell a portfolio security at a disadvantageous time. A Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

(4)     Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by a Fund on options transactions.

Cover. Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, U.S. Bank, N.A. (“Custodian”), in the prescribed amount as determined daily. The Subsidiary will comply with SEC guidelines regarding cover for Financial Instruments to the same extent as the Commodity Trends Strategy Fund.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover or accounts could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Options. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange® (“CBOE®”), the American Stock Exchange® (the “AMEX®”) and other exchanges, as well as the OTC markets.

By buying a call option on a security, a Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, a Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, a Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

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Because options premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because a Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Risks of Options on Currencies, Securities and Commodities. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from which it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because a Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices. An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option. Some stock index options are

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based on a broad market index such as the S&P 500® Index, the NYSE Composite Index or the AMEX® Major Market Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by Rafferty are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These positions limits may restrict the number of listed options that a Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from a Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon a Fund’s exercise of the put, to deliver to a Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require a Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Futures Contracts and Options on Futures Contracts. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made.

When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When a Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether a Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of a Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. A Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

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No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures commission merchant. When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Risks Associated with Commodity Futures Contracts. Commodity futures contracts are agreements pursuant to which one party agrees to purchase an asset from the other party at a price and quantity agreed-upon when the contract is made. In addition to the risks associated with futures contracts, there are certain additional risks associated with transactions in commodity futures contracts.

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Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.

Combined Positions. A Fund may purchase and write options in combination with each other. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Investment in the Subsidiary

The Commodity Trends Strategy Fund may invest up to 25% of its total assets in its Subsidiary. The Fund invests in the Subsidiary in order to gain exposure to the investment returns of the commodities markets within the limitations of the federal tax law requirements applicable to regulated investment companies. The Subsidiary invests principally in commodity and financial futures, options and swap contracts, as well as certain fixed-income investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. Unlike the Commodity Trends Strategy Fund, the Subsidiary may invest without limitation in commodity-linked derivatives, though the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that apply to the Commodity Trends Strategy Fund’s transactions in these instruments. To the extent applicable, the Subsidiary otherwise is subject to the same fundamental and non-fundamental investment restrictions as the Commodity Trends Strategy Fund, and in particular, to the same requirements relating to portfolio leverage, liquidity, and the timing and method of valuation of portfolio investments and Fund shares. By investing in the Subsidiary, the Commodity Trends Strategy Fund may be considered to be investing indirectly in the same investments as the Subsidiary and is indirectly exposed to the risks associated with those investments.

The Subsidiary is not registered with the SEC as an investment company under the 1940 Act and is not subject to the investor protections of the 1940 Act. As an investor in the Subsidiary, the Commodity Trends Strategy Fund will not have the same protections offered to shareholders of registered investment companies. Because the Subsidiary is wholly-owned and controlled by the Commodity Trends Strategy Fund and both are managed by Rafferty, it is

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unlikely that the Subsidiary will take action in any manner contrary to the interest of the Fund or its shareholders. Because the Subsidiary has the same investment objective and, to the extent applicable, will comply with the same investment policies as the Fund, Rafferty manages the Subsidiary’s portfolio in a manner similar to that of the Commodity Trends Strategy Fund.

The Fund and the Subsidiary may not be able to operate as described in this SAI in the event of changes to the laws of the United States or the Cayman Islands. If the laws of the Cayman Islands required the Subsidiary to pay taxes to a governmental authority, the Fund would be likely to suffer decreased returns.

Other Investment Companies

A Fund may invest in the securities of other investment companies. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with a Fund’s own operations. A Fund intends to limit investments in securities issued by other investment companies in accordance with the 1940 Act.

Real Estate Companies

A Fund may make investments in the securities of real estate companies, which are regarded as those which derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate; or have at least 50% of their assets in such real estate. Such investments include common stocks (including real estate investment trust (“REIT”) shares, see “Real Estate Investment Trusts” below), rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents, in Rafferty’s view, a significant element of the securities’ value, and preferred stocks.

Real Estate Investment Trusts

A Fund may make investments in REITs. REITs include equity, mortgage and hybrid REITs. Equity REITs own real estate properties, and their revenue comes principally from rent. Mortgage REITs loan money to real estate owners, and their revenue comes principally from interest earned on their mortgage loans. Hybrid REITs combine characteristics of both equity and mortgage REITs. The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended. The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow. The risks associated with REITs include defaults by borrowers, self-liquidation, failure to qualify as a pass-through entity under the federal tax law, failure to qualify as an exempt entity under the 1940 Act and the fact that REITs are not diversified.

Repurchase Agreements

A Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities. Repurchase agreements generally are for a short period of time, usually less than a week. Under a repurchase agreement, a Fund purchases a U.S. government security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during a Fund’s holding period. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement always will be less than one year. Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments. No Fund may enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments. See “Illiquid Investments and Restricted Securities” above.

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A Fund will always receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the dollar amount invested by a Fund in each repurchase agreement. In the event of default or bankruptcy by the seller, a Fund will liquidate those securities (whose market value, including accrued interest, must be at least 100% of the amount invested by a Fund) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to repurchase the security. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited.

Reverse Repurchase Agreements

A Fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a mutually agreed to price. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a Fund may decline below the price of the securities a Fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities. During that time, a Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of a Fund’s limitation on borrowing.

Short Sales

A Fund may engage in short sale transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed stock, a Fund will: (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the stock sold short and (b) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the stock at the time the stock was sold short; or (2) otherwise cover a Fund’s short position.

Swap Agreements

A Fund may enter into swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Payments may be made at the conclusion of a swap agreement or periodically during its term.

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Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Custodian that satisfies the 1940 Act. A Fund also will establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund’s illiquid investment limitations. A Fund will not enter into any swap agreement unless Rafferty believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

A Fund may enter into a swap agreement with respect to an equity market index in circumstances where Rafferty believes that it may be more cost effective or practical than buying the securities represented by such index or a futures contract or an option on such index. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker-dealer. The counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. A Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by a Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market. Rafferty, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Unrated Debt Securities

A Fund may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

U.S. Government Securities

A Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

U.S. government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

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U.S. government securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years). All such Treasury securities are backed by the full faith and credit of the United States.

U.S. government agencies and instrumentalities that issue or guarantee securities include the Federal Housing Administration, the Federal National Mortgage Association (“Fannie Mae©”), the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association (“Ginnie Mae®”), the General Services Administration, the Central Bank for Cooperatives, the Federal Home Loan Banks the Federal Home Loan Mortgage Corporation (“Freddie Mac©”), the Farm Credit Banks, the Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association (“Sallie Mae©”).

Yields on short-, intermediate- and long-term U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in the market interest rates. An increase in interest rates, therefore, generally would reduce the market value of a Fund’s portfolio investments in U.S. government securities, while a decline in interest rates generally would increase the market value of a Fund’s portfolio investments in these securities.

When-Issued Securities

A Fund may enter into firm commitment agreements for the purchase of securities on a specified future date. A Fund may purchase, for example, new issues of fixed-income instruments on a when-issued basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of transaction. A Fund will not purchase securities on a when-issued basis if, as a result, more than 15% of its net assets would be so invested. If a Fund enters into a firm commitment agreement, liability for the purchase price and the rights and risks of ownership of the security accrue to a Fund at the time it becomes obligated to purchase such security, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of such an agreement would be to obligate a Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time a Fund is obligated to purchase such a security, it will be required to segregate assets with an approved custodian in an amount sufficient to settle the transaction.

Zero-Coupon, Payment-In-Kind and Strip Securities

A Fund may invest in zero-coupon, payment-in-kind and strip securities of any rating or maturity. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value, otherwise known as “original issue discount” or “OID.” The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, a Fund may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon security holders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than securities paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the securities reflect a fixed rate of return. An investment in zero-coupon and delayed interest securities may cause a Fund to recognize income and be required to make distributions thereof to shareholders before it receives any cash payments on its investment. See “Dividends, Other Distributions and Taxes – Income From Zero Coupon and Payment-In-Kind Securities.”

Payment-in-kind securities allow the issuer, at its option, to make current interest payments either in cash or in bonds. Both zero-coupon securities and payment-in-kind securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income at least annually to shareholders. See “Dividends, Other Distributions and Taxes.” Thus, a Fund could be required at times

23

to liquidate other investments to satisfy distribution requirements. A Fund may also invest in strips, which are debt securities whose interest coupons are taken out and traded separately after the securities are issued but otherwise are comparable to zero-coupon securities. Like zero-coupon securities and payment-in-kind securities, strips are generally more sensitive to interest rate fluctuations than interest paying securities of comparable term and quality.

Other Investment Risks and Practices

Borrowing. A Fund may borrow money to facilitate management of a Fund’s portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the required asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio investments within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio instruments at that time. The Subsidiary will comply with these asset coverage requirements to the same extent as the Commodity Trends Strategy Fund.

Borrowing (Commodity Trends Strategy Fund). The Fund may borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in the Fund’s NAV and on the Fund’s investments. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for the Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund’s net income will be greater that it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss.

Lending Portfolio Securities. Each Fund may lend portfolio securities with a value not exceeding 33 1/3% of its total assets to brokers, dealers, and financial institutions. Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing any combination of short-term government securities and cash as collateral with a Fund. The collateral must be equal to at least 100% of the market value of the loaned securities, which will be marked to market daily. While a Fund’s portfolio securities are on loan, a Fund continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the collateral or fee income if the loan is otherwise collateralized. A Fund may invest the interest received and the collateral, thereby earning additional income. Loans would be subject to termination by the lending Fund on a four-business days notice or by the borrower on a one-day notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and that Fund’s shareholders. A lending Fund may pay reasonable finders, borrowers, administrative and custodial fees in connection with a loan. Each Fund currently has no intention of lending its portfolio securities.

Portfolio Turnover. The Trust anticipates that investors in a Fund, as part of an asset allocation investment strategy, frequently will redeem Fund shares, as well as exchange their Fund shares for shares of other Funds. A Fund may have to dispose of certain portfolio investments to maintain sufficient liquid assets to meet such redemption and exchange requests, thereby causing a high portfolio turnover. Because each Fund’s portfolio turnover rate depends largely on the purchase, redemption and exchange activity of its investors, it is difficult to estimate each Fund’s actual turnover rate. A Fund’s portfolio turnover rate is calculated by the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this calculation, instruments with remaining maturities of less than one year are excluded from the portfolio turnover rate. Such instruments generally would include futures contracts and options, since such contracts generally have a remaining maturity of less than one year. In any given period, all of a Fund’s investments may have a remaining maturity of less than one year; in

24

that case, the portfolio turnover rate for that period would be equal to zero. However, each Fund’s portfolio turnover rate, calculated with all securities whose maturities were one year or less is anticipated to be unusually high.

High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to a Fund’s shareholders from the Fund’s distributions of the increased capital gain recognized as a result of that trading. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Risk of Tracking Error

Several factors may affect a Fund’s ability to track the performance of their applicable indices. Among these factors are: (1) Fund expenses, including brokerage expenses and commissions (which may be increased by high portfolio turnover); (2) less than all of the securities in the target index being held by a Fund and securities not included in the target index being held by a Fund; (3) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts and options, and the performance of the underlying securities in the cash market comprising an index; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) a Fund holding instruments that are illiquid or the market for which becomes disrupted; (6) the need to conform a Fund’s portfolio holdings to comply with that Fund’s investment restrictions or policies, or regulatory or tax law requirements; and (7) market movements that run counter to a leveraged Fund’s investments (which will cause divergence between a Fund and its target index over time due to the mathematical effects of leveraging).

While index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviation, such as on a daily basis, does occur with these instruments. As a result, a Fund’s short-term performance will reflect such deviation from its target index.

INVESTMENT RESTRICTIONS

In addition to the investment policies and limitations described above and described in the Prospectus, the Trust, on behalf of each Fund has adopted the following investment limitations, which are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of that Fund. Under the 1940 Act, a “vote of the majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of a Fund; or (2) 67% or more of the shares of a Fund present at a shareholders’ meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. If at any time a Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced promptly to the extent necessary to comply with the limitation.

To the extent applicable, the Subsidiary is subject to the same fundamental and non-fundamental investment restrictions as the Commodity Trends Strategy Fund.

Commodity Trends Strategy Fund

The Fund shall not:

1.

Lend any security or make any other loan if, as a result, more than 33 1/3% of the value of the Fund’s total assets would be lent to other parties, except (1) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objective, policies and limitations; or (2) by engaging in repurchase agreements with respect to portfolio securities.

25

2.
Underwrite securities of any other issuer.

3.	Purchase, hold, or deal in real estate or oil and gas interests.

4.

Pledge, mortgage, or hypothecate the Fund’s assets, except (1) to the extent necessary to secure permitted borrowings; (2) in connection with the purchase of securities on a forward-commitment or delayed-delivery basis or the sale of securities on a delayed-delivery basis; and (3) in connection with options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

5.

Invest in physical commodities, except that the Fund may purchase and sell foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other financial instruments.

6.

Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued by excluding liabilities and indebtedness not constituting senior securities), except (1) that the Fund may issue senior securities in connection with transactions in options, futures, options on futures and forward contracts, swaps, caps, floors, collars and other similar investments; (2) as otherwise permitted herein and in Limitation 4 above and 7 below; and (3) the Fund may make short sales of securities.

7.

Borrow money, except (1) to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets); (2) to enter into reverse repurchase agreements; or (3) to lend portfolio securities.  For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.

8.

Invest more than 25% of the value of its net assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Financial Trends Strategy Fund and Direxion/Wilshire Dynamic Fund

A Fund shall not:

1.	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

2.

Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”) in the disposition of restricted securities or other investment company securities.

3.	Purchase, hold, or deal in real estate or oil and gas interests.

4.

Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), and options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts and other financial instruments.

5.	Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6.	Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

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7.

Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

Each Fund, including the Commodity Trends Strategy Fund, has adopted the following fundamental investment policy that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:

Notwithstanding any other limitation, a Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as a Fund. For this purpose, “all of a Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Trustees, Rafferty is responsible for decisions to buy and sell securities for each Fund, the selection of broker-dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Rafferty expects that a Fund may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

When selecting a broker or dealer to execute portfolio transactions, Rafferty considers many factors, including the rate of commission or the size of the broker-dealer’s “spread,” the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer and the research, statistical and economic data furnished by the broker-dealer to Rafferty.

In effecting portfolio transactions for a Fund, Rafferty seeks to receive the closing prices of securities that are in line with those of the securities included in the applicable index and seeks to execute trades of such securities at the lowest commission rate reasonably available. With respect to agency transactions, Rafferty may execute trades at a higher rate of commission if reasonable in relation to brokerage and research services provided to a Fund or Rafferty. Such services may include the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. Each Fund believes that the requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude a Fund and Rafferty from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Rafferty relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

Rafferty may use research and services provided to it by brokers in servicing all Funds; however, not all such services may be used by Rafferty in connection with a Fund. While the receipt of such information and services is useful in varying degrees and generally would reduce the amount of research or services otherwise performed by Rafferty, this information and these services are of indeterminable value and would not reduce Rafferty’s investment advisory fee to be paid by a Fund.

Purchases and sales of U.S. government securities normally are transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

No brokerage commissions are provided because the Funds have not yet been in operation for at least one calendar year.

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PORTFOLIO HOLDINGS INFORMATION

The Trust maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding a Fund’s portfolio investments to ensure that such disclosure is in the best interests of a Fund’s shareholders. In adopting the policies, the Board considered actual and potential material conflicts that could arise between the interest of Fund shareholders, the Adviser, distributor, or any other affiliated person of a Fund. Disclosure of a Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

From time to time, rating and ranking organizations such as Standard & Poor’s® and Morningstar®, Inc. may request complete portfolio holdings information in connection with rating a Fund. Similarly, pension plan sponsors, consultants and/or other financial institutions may request a complete list of portfolio holdings in order to assess the risks of a Fund’s portfolio along with related performance attribution statistics. The Trust believes that these third parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing the complete portfolio holdings information, a Fund will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of approximately 60 days. In addition, a Fund’s President or Chief Compliance Officer may grant exceptions to permit additional disclosure of the complete portfolio holdings information at differing times and with differing lag times to rating agencies and to the parties noted above, provided that (1) the recipient is subject to a confidentiality agreement; (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of a Fund and will not use the information to facilitate or assist in any investment program; and (3) the recipient will not provide access to third parties to this information. The Chief Compliance Officer shall report any disclosures made pursuant to this exception to the Board.

In addition, a Fund’s service providers, such as custodian, administrator, transfer agent, distributor, legal counsel and independent registered public accounting firm may receive portfolio holdings information in connection with their services to a Fund. In no event shall the Advisers, their affiliates or employees, or a Fund receive any direct or indirect compensation in connection with the disclosure of information about a Fund’s portfolio holdings.

In the event a portfolio holdings disclosure made pursuant to the policies presents a conflict of interest between a Fund’s shareholders and Rafferty, the distributor and their affiliates or employees and any affiliated person of a Fund, the disclosure will not be made unless a majority of the Independent Trustees approves such disclosure.

MANAGEMENT OF THE TRUST

Trustees and Officers

The business affairs of each Fund are managed by or under the direction of the Board. The Trustees are responsible for managing a Fund’s business affairs and for exercising all of a Fund’s powers except those reserved to the shareholders. A Trustee may be removed by a written instrument, signed by at least two-thirds of the other Trustees or by a two-thirds vote of the outstanding Trust shares.

The following table is a list of the Trustees and officers of the Trust, their age, business address and principal occupation during the past five years including any affiliation with Rafferty, the length of service to the Trust, and the position, if any, that they hold on the board of directors of companies other than the Trust. Each Trustee of the Trust also serves on the Board of the Direxion Insurance Trust, the other registered investment company in the Direxion mutual fund complex. Unless otherwise noted, an individual’s business address is 33 Whitehall Street, 10th Floor, New York, New York 10004.

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Interested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Lawrence C. Rafferty(1) Age: [66]	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 1997

Chairman and Chief Executive Officer of Rafferty, 1997-present; Chief Executive Officer of Rafferty Companies, LLC, 1996-present; Chief Executive Officer of Rafferty Capital Markets, Inc., 1995-present.

				[__]	Board of Trustees, Fairfield University; Board of Directors, St. Vincent’s Services; Executive Committee, Metropolitan Golf Association

Non-Interested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Daniel J. Byrne Age: [64]	Trustee	Lifetime of Trust until removal or resignation; Since 1997	President and Chief Executive Officer of Byrne Securities Inc., 1992-present; Trustee, The Opening Word Program, Wyandanch, New York.	[__]	None
Gerald E. Shanley III Age: [65]	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	[__]	None
John Weisser Age: [67]	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc, 1971-1995, most recently as Managing Director.	[__]	Director, MainStay VP Fund Series; Director ICAP Funds, Inc; Director, The MainStay Funds; Director, Eclipse Funds, Inc.

Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
Daniel D. O’Neill Age: [40]	President; Chief Operating Officer and Chief Investment Officer	One Year; Since 1999 One Year; Since 2006	Managing Director of Rafferty, 1999-present.	N/A	N/A

29

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
William Franca Age: [52]	Executive Vice President - Head of Distribution	One Year; Since 2006	Senior Vice President - National Sales, Massachusetts Financial Services/SunLife Financial Distributors, 2002-2004; Executive Vice President, Distribution, SunLife, 2001-2002.	N/A	N/A
Christopher Lewis Age: [38]	Chief Compliance Officer	One Year; Since 2009	Director, Alaric Compliance Services, LLC, 2009-present; Partner, Thacher Proffitt & Wood LLP, 2004-2008; Partner, Simmons & Simmons, 2002-2004.	N/A	N/A
Guy F. Talarico Age: [53]	Principal Financial Officer and Treasurer	One Year; Since 2008

CEO, Alaric Compliance Services, LLC, 2006-present; Co-CEO EOS Compliance Services, LLC, 2004-2006; Senior Director, Investors Bank and Trust Co, 2001-2004; Division Executive, JP Morgan-Chase Bank, 1986-2001; Group Product Manager, Lever Brothers Company, 1977-1986.

				N/A	N/A
Eric W. Falkeis 777 East. Wisconsin Avenue Milwaukee, WI 53202 Age: [36]	Secretary	One Year; Since 2004

Senior Vice President, USBFS, since September 2007; Chief Financial Officer, U.S. Bancorp Fund Services, LLC (“USBFS”), since April 2006; Vice President, USBFS, 1997-present; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).

				N/A	N/A

(1)	Mr. Rafferty is affiliated with Rafferty. Mr. Rafferty is the Chairman and Chief Executive Officer of Rafferty.

(2)

The Direxion Family of Investment Companies consists of the Direxion Funds which currently offers for sale to the public {__] portfolios, the Direxion Insurance Trust which currently offers for sale [__] portfolios and the Direxion Shares ETF Trust which currently offers for sale to the public [__] of the [__] funds currently registered with the SEC.

The Trust has an Audit Committee, consisting of Messrs. Weisser, Byrne and Shanley. The members of the Audit Committee are not “interested” persons of the Trust (as defined in the 1940 Act). The primary responsibilities of the Trust’s Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the Trust’s independent registered public accounting firm (including the audit fees charged by the accounting firm); the supervision of investigations into matters relating to audit matters; the review with the independent registered public accounting firm of the results of audits; and addressing any other matters regarding audits. The Audit Committee met […] times during the Funds’ most recent fiscal year.

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The Trust also has a Nominating Committee, consisting of Messrs. Weisser, Byrne and Shanley, each of whom is a disinterested member of the Board. The primary responsibilities of the nominating committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The nominating committee also evaluates and nominates Board member candidates. The Nominating Committee will consider nominees recommended by shareholders. Such recommendations should be in writing and addressed to a Fund with attention to the Nominating Committee Chair. The recommendations must include the following Preliminary Information regarding the nominee: (1) name; (2) date of birth; (3) education; (4) business professional or other relevant experience and areas of expertise; (5) current business and home addresses and contact information; (6) other board positions or prior experience; and (7) any knowledge and experience relating to investment companies and investment company governance. The Nominating Committee [did not meet] during the Trust’s most recent fiscal year.

The Trust has a Qualified Legal Compliance Committee, consisting of Messrs. Weisser, Byrne and Shanley. The members of the Qualified Legal Compliance Committee are not “interested” persons of the Trust (as defined in the 1940 Act). The primary responsibility of the Trust’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report (“Report”) made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, director, employee or agent of the Trust. The Qualified Legal Compliance Committee [did not meet] during the Trust’s most recent fiscal year.

The following table shows the amount of equity securities owned in each Fund and the Direxion Family of Investment Companies by the Trustees as of the calendar year ended December 31, 2008. The Trustees [did not] own shares of the Funds as of August 1, 2009.

Dollar Range of Equity Securities Owned:	Interested Trustees:	Disinterested Trustees:
	Lawrence C. Rafferty	Daniel J. Byrne	Gerald E. Shanley III	John Weisser
Aggregate Dollar Range of Equity Securities in the Direxion Family of Investment Companies(1)	$[…]	$[…]	$[…]	$[…]

`

(1)

The Direxion Family of Investment Companies consists of the Direxion Funds which currently offers for sale to the public […] portfolios, the Direxion Insurance Trust which currently offers for sale […] portfolios and the Direxion Shares ETF Trust which currently offers for sale to the public […] of the […] funds currently registered with the SEC.

The Trust’s Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

No officer, director or employee of Rafferty receives any compensation from the Trust for acting as a Trustee or officer of the Trust.

The following tables show the estimated compensation to be earned by each Trustee for the fiscal year ending October 31, 2009, with respect to the Financial Trends Strategy Fund and the Direxion/Wilshire Dynamic Fund.

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	Aggregate Compensation From the:		Pension or Retirement Benefits Accrued As	Estimated	Aggregate Compensation From the Direxion Family of Investment Companies
Name of Person, Position	Financial Trends Strategy Fund	Direxion/Wilshire Dynamic Fund	Part of the Trust’s Expenses	Annual Benefits Upon Retirement	Paid to the Trustees(1)
Interested Trustees

Lawrence C. Rafferty	$[…]	$[…]	$[…]	$[…]	$[…]
Disinterested Trustees

Daniel J. Byrne	$[…]	$[…]	$[…]	$[…]	$[…]

Gerald E. Shanley III	$[…]	$[…]	$[…]	$[…]	$[…]

John Weisser	$[…]	$[…]	$[…]	$[…]	$[…]

(1)	For the fiscal year ending October 31, 2009, $[…] in trustees’ fees and expenses are estimated to be incurred by the Direxion Funds and Direxion Insurance Trust.

The following table shows the compensation to be earned by each Trustee for the fiscal year ending April 30, 2009, with respect to the Commodity Trends Strategy Fund.

Name of Person, Position	Aggregate Compensation From the Commodity Trends Strategy Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(1)

Interested Trustees

Lawrence C. Rafferty	$[…]	$[…]	$[…]	$[…]

Disinterested Trustees

Daniel J. Byrne	$[…]	$[…]	$[…]	$[…]

Gerald E. Shanley III	$[…]	$[…]	$[…]	$[…]

John Weisser	$[…]	$[…]	$[…]	$[…]

(1)	For the fiscal year ended April 30, 2009, $[…] in trustees’ fees and expenses are estimated to be incurred by the Direxion Funds and the Direxion Insurance Trust.

Principal Shareholders, Control Persons and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund. As of August 1, 2009, the following shareholders were considered to be either a control person or principal shareholder of each Fund:

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Commodity Trends Strategy Fund – Investor Class
Name and Address	% Ownership
[ ]	[…]%

[__]	[…]%

[__]	[…]%

[__]	[…]%

Financial Trends Strategy Fund – Investor Class

Name and Address	% Ownership

[__]	[…]%

[__]	[…]%

[__]	[…]%

Direxion/Wilshire Dynamic Fund – Investor Class

Name and Address	% Ownership

[__]	[…]%

In addition, as of August 1, 2009, the Trustees and officers as a group owned [less than 1%] of the outstanding shares of each Fund.

Investment Adviser

Rafferty Asset Management, LLC, 33 Whitehall Street, 10th Floor, New York, New York 10004, provides investment advice to a Fund. Rafferty was organized as a New York limited liability corporation in June 1997. Lawrence C. Rafferty controls Rafferty through his ownership in Rafferty Holdings, LLC.

Under an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of a Fund, and Rafferty, Rafferty provides a continuous investment program for each Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of a Fund, subject to the supervision of the Trustees. Rafferty bears all costs associated with providing these advisory services and the expenses of the Trustees who are affiliated with or interested persons of Rafferty. The Trust bears all other expenses that are not assumed by Rafferty as described in the Prospectus. The Trust also is liable for nonrecurring expenses

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as may arise, including litigation to which a Fund may be a party. The Trust also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.

Pursuant to the Advisory Agreement, the Financial Trends Strategy Fund and the Direxion/Wilshire Dynamic Fund will pay Rafferty 1.00% and 0.75%, respectively, at an annual rate based on their average daily net assets. The Commodity Trends Strategy Fund pays Rafferty 1.00% at an annual rate based on its average daily net assets managed by Rafferty that are not invested in the Subsidiary. Since the Funds had not yet completed their initial fiscal year, the amount of advisory fees earned by Rafferty from each Fund is not yet known.

Effective July 1, 2009, for each Fund, Rafferty is contractually obligated to pay all Fund expenses (excluding, management fees, distribution and/or service fees, shareholder servicing fees, Acquired Fund Fees and Expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Funds). This agreement may be terminated at any time by the Board of Trustees.

For the Financial Trends Strategy Fund and the Direxion/Wilshire Dynamic Fund, the Advisory Agreement was initially approved with respect to each Fund by the Trustees (including all Independent Trustees) and Rafferty, as sole shareholder of each Fund, in compliance with the 1940 Act on February 11, 2009, and for the Commodity Trends Strategy Fund on June 4, 2008. The Advisory Agreement with respect to each Fund will continue in force for an initial period of two years after the date of its approval. The Advisory Agreement is renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of Rafferty or the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of a Fund. The Advisory Agreement automatically terminates on assignment and is terminable on a 60-day written notice either by the Trust or Rafferty.

Rafferty shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.

Under a separate investment advisory agreement between Rafferty and the Subsidiary, the Subsidiary pays Rafferty an advisory fee at an annual rate of 1.00% of the Subsidiary’s average daily net assets. Under this agreement, Rafferty provides to the Subsidiary the same type of investment advisory services on substantially the same terms as Rafferty provides advisory services to the Commodity Trends Strategy Fund.

Subadviser

Under a separate Investment Subadvisory Agreement (“Subadvisory Agreement”) between Rafferty and Wilshire Associates, Incorporated (“Wilshire” or “Subadviser”), Wilshire®, through its Wilshire Funds Management business unit and subject to direction by Rafferty and the Board, will provide asset allocation advice to the Direxion/Wilshire Dynamic Fund for a fee payable by Rafferty. Then, Rafferty will implement Wilshire’s advice by making investment decisions for the Fund by placing all brokerage orders for the purchase and sale of those securities. For the investment subadvisory services provided to the Direxion/Wilshire Dynamic Fund, Rafferty will pay Wilshire each month based on the Funds’ prior month’s total net assets at an annualized rate of 0.25%.

The Subadvisory Agreement was initially approved by the Board (including all of the Trustees who are not “interested persons” of Rafferty or Wilshire, as defined under the 1940 Act) and Rafferty as the shareholder of the Direxion/Wilshire Dynamic Fund, in compliance with the 1940 Act, on February 11, 2009. The Subadvisory Agreement provides that it will be in force for an initial two-year period and it must be approved each year thereafter by (1) a vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of Rafferty, Wilshire or the Trust; and by (2) the majority vote of either the full Board or the vote of a majority of the outstanding shares of Direxion/Wilshire Dynamic Fund. The Subadvisory Agreement automatically terminates on assignment and is terminable on not less than a 60-day written notice by Rafferty or a 90-day written notice by Wilshire. Under the terms of the Advisory Agreement, Rafferty automatically becomes responsible for the obligations of Wilshire upon termination of the Subadvisory Agreement.

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Rafferty shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security. FPI shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with Rafferty or for any losses that may be sustained in the purchase, holding or sale of any security.

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Trust, Rafferty, Wilshire and the distributor have adopted Codes of Ethics (“Codes”). These Codes permit portfolio managers and other access persons of a Fund to invest in securities that may be owned by a Fund, subject to certain restrictions.

Wilshire is a registered service mark of Wilshire Associates Incorporated, Santa Monica, California.

Portfolio Manager

The Commodity Trends Strategy Fund and Financial Trends Strategy Fund are managed by an investment committee consisting of Paul Brigandi, Tony Ng, Adam Gould and Aram Babikian. In addition to the Commodity Trends Strategy Fund and the Financial Trends Strategy Fund, the committee manages the following other accounts as of April 30, 2009:

Accounts	Total Number of Accounts	Total Assets (in billions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	[…]	$[…]	[…]	$[…]
Other Pooled Investment Vehicles	[…]	$[…]	[…]	$[…]
Other Accounts	[…]	$[…]	[…]	$[…]

Rafferty manages no other accounts with an investment objective similar to that of a Fund. However, a Fund may invest in the same securities but the nature of each investment (Bull or short) may be opposite and in different proportions. Rafferty ordinarily executes transactions for a Fund “market-on-close,” in which Funds purchasing or selling the same security receive the same closing price.

Rafferty has not identified any additional material conflicts between a Fund and other accounts managed by the investment committee. However, other actual or apparent conflicts of interest may arise in connection with the day-to-day management of a Fund and other accounts. The management of a Fund and other accounts may result in unequal time and attention being devoted to a Fund and other accounts. Rafferty’s management fees for the services it provides to other accounts varies and may be higher or lower than the advisory fees it receives from a Fund. This could create potential conflicts of interest in which the portfolio manager may appear to favor one investment vehicle over another resulting in an account paying higher fees or one investment vehicle out performing another.

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The investment committee’s compensation is paid by Rafferty. Their compensation primarily consists of a fixed base salary and a bonus. The investment committee’s salary is reviewed annually and increases are determined by factors such as performance and seniority. Bonuses are determined by the individual performance of an employee including factors such as attention to detail, process, and efficiency, and are impacted by the overall performance of the firm. The investment committee’s salary and bonus are not based on a Fund’s performance and as a result, no benchmarks are used. Along with all other employees of Rafferty, the investment committee may participate in the firm’s 401(k) retirement plan where Rafferty may make matching contributions up to a defined percentage of their salary.

The Direxion/Wilshire Dynamic Fund is managed by members of Wilshire’s portfolio management team, namely lead portfolio manager, Cleo Chang, and co-portfolio manager, James St. Aubin. Wilshire’s portfolio management team conducts its investment decision-making through an investment committee structure. In addition to the Funds, the relevant investment committee members manage the following other accounts as of April 30, 2009:

Accounts	Total Number of Accounts	Total Assets	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	[…]	$[…]	[…]	$[…]
Other Pooled Investment Vehicles	[…]	$[…]	[…]	$[…]
Other Accounts	[…]	$[…]	[…]	$[…]

It is the policy of Wilshire that all investment decisions concerning the Direxion/Wilshire Dynamic Fund based solely on the best interests of the Direxion/Wilshire Dynamic Fund and its investors, and without regard to any revenue that Wilshire receives, might receive, or has received in the past, directly or indirectly, from portfolio managers or funds for services provided by any Wilshire business unit.

Accordingly, Wilshire operates Wilshire Funds Management, Wilshire Analytics, Wilshire Consulting and Wilshire Private Markets as separate business units. Each business unit has its own leadership team and professional and support staff. Moreover, Wilshire has adopted policies and procedures that are designed to provide full disclosure of all potential, actual or perceived conflicts and to prevent staff from having internal access to information that otherwise might appear to compromise their objectivity.

In addition, personal accounts may give rise to potential conflicts of interest and must be maintained and conducted pursuant to Wilshire’s Code of Ethics.

Each portfolio manager’s compensation is based on two major components, base salary and performance bonus. The salary is set each year and is commensurate with the contribution that each portfolio manager makes to his team, the investment process and the firm. The bonus portion of a portfolio manager’s salary is discretionary with no predetermined metrics. This bonus is based on the overall success of each portfolio manager’s client accounts as well as their overall contributions to the performance of the division and the company as a whole.

The members of the investment committees [did not] own any shares of the Funds as of the date of [April 30, 2009].

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Proxy Voting Policies and Procedures

The Board has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to Rafferty the responsibility for voting proxies relating to portfolio securities held by a Fund as part of their investment advisory services, subject to the supervision and oversight of the Board. The Proxy Voting Policies of Rafferty are attached as Appendix B. Notwithstanding this delegation of responsibilities, however, each Fund retains the right to vote proxies relating to its portfolio securities. The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of a Fund and their shareholders, taking into account the value of a Fund’s investments.

More Information. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request by calling toll-free, 1-800-851-0511 or by accessing the SEC’s website at www.sec.gov.

Fund Administrator, Fund Accountant, Transfer Agent and Custodian

U.S. Bancorp Fund Services, LLC (“Administrator”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides administrative, fund accounting and transfer agent services to a Fund. U.S. Bank, N.A., Custody Operations, 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin, 53202, an affiliate of the Administrator, provides custodian services to a Fund.

Pursuant to an Administration Servicing Agreement (“Service Agreement”) between the Trust and the Administrator, the Administrator provides the Trust with administrative and management services (other than investment advisory services). As compensation for these services, the Trust pays the Administrator a fee based on the Trust’s total average daily net assets of 0.045% on net assets or a minimum annual fee of $215,000 for the Fund Complex. The Administrator also is entitled to certain out-of-pocket expenses. Since the Funds had not yet completed their initial fiscal year, the amount of administrative fees earned by the Administrator from each Fund is not yet known.

Pursuant to a Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC (“Fund Accountant”), the Fund Accountant provides the Trust with accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. For these services, the Trust pays the Fund Accountant a fee based on the Trust’s total average daily net assets of 0.03% and a minimum annual fee of $645,000 for the Fund Complex. The Fund Accountant also is entitled to certain out-of-pocket expenses, including pricing expenses.

Pursuant to a Custodian Agreement, U.S. Bank N.A. serves as the custodian of a Fund’s assets. The Custodian holds and administers the assets in a Fund’s portfolios. Pursuant to the Custodian Agreement, the Custodian receives an annual fee based on the Trust’s total average daily net assets of 0.0225% and a $1,000 minimum fee per fund. The Custodian also is entitled to certain out-of-pocket expenses. U.S. Bank N.A. and/or its affiliates receive revenue from certain broker-dealers that may receive Rule 12b-1 fees or other payments from mutual funds in which certain of the Funds may invest. In recognition of this revenue, certain of these Funds may receive a credit from U.S. Bank N.A. and/or its affiliates for fees otherwise payable by the Funds.

The Subsidiary has entered into agreements with the Trust’s service providers for the provision of administrative, accounting transfer agency and custody services. The Subsidiary will bear the expenses associated with these services, which are not expected to be material in relation to the value of the Fund’s assets. It is also anticipated that the Fund’s own expenses will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. Therefore, it is expected that the Fund’s investment in the Subsidiary will not result in the Fund’s paying duplicative fees for similar services provided to the Fund and the Subsidiary.

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Distributor

Rafferty Capital Markets, LLC, 59 Hilton Avenue, Garden City, New York 11530, serves as the distributor (“Distributor”) in connection with the continuous offering of each Fund’s shares. The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of a Fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares. For the fiscal year ended October 31, 2009, the Distributor will receive $90,000 as compensation from Rafferty for distribution services for the Trust. Mr. Rafferty is an affiliated person of the Distributor.

Distribution Plan and Service Fees

Rule 12b-1 under the 1940 Act provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Trustees have adopted an Investor Class plan (“Investor Class 12b-1 Plan”) for each Fund pursuant to which a Fund may pay certain expenses incurred in the distribution of its shares and the servicing and maintenance of existing shareholder accounts. The Distributor, as the Funds’ principal underwriter, and Rafferty may have a direct or indirect financial interest in the Investor Class 12b-1 Plan or any related agreement.

Pursuant to the Investor Class 12b-1 Plan, the Investor Class shares of each Fund may pay up to 1.00% of the Investor Class’ average daily net assets. The Board has authorized the Funds to pay Rule 12b-1 fees of 0.25% of the Investor Class’ average daily net assets. The Institutional Class shares do not pay Rule 12b-1 fees.

In addition, the Board approved a separate annualized shareholder servicing fee of 0.25% for the Investor Class shares of each Fund and 0.15% for the Institutional Class shares of the Direxion/Wilshire Dynamic Fund. The fee compensates service providers and/or financial intermediaries for shareholder services provided to a Fund, including but not limited to: (a) answering shareholder inquires regarding the manner in which purchases, exchanges and redemptions of Investor Class or Institutional Class shares of a Fund may be effected and other matters pertaining to Investor Class or Institutional Class shares; (b) providing necessary personnel and facilities to establish and maintain shareholder accounts and records; (c) assisting shareholders in arranging for processing of purchase, exchange and redemption transactions; (d) assisting in the enhancement of relations and communication between shareholders and the Funds; (e) assisting in the maintenance of Fund records containing shareholder information; and (g) providing such other related personal services as the shareholder may request.

Under an agreement with the Funds, your Financial Advisor may provide services, as described in the Prospectus, and as described above, and receive Rule 12b-1 fees and/or shareholder servicing fees from the Funds.

The Investor Class 12b-1 Plan was approved by the Trustees and the Independent Trustees of the Funds. In approving the Investor Class 12b-1 Plan, the Trustees determined that there is a reasonable likelihood that the Investor Class 12b-1 Plan will benefit the Funds and their shareholders. The Trustees will review quarterly and annually a written report provided by the Treasurer of the amounts expended under the Investor Class 12b-1 Plan and the purpose for which such expenditures were made.

The Investor Class 12b-1 Plans permit payments to be made by each Fund to the distributor or other third parties for expenditures incurred in connection with the distribution of Fund shares to investors and the provision of certain shareholder services. The distributor or other third parties are authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of each Fund. In addition, the Investor Class 12b-1 Plan authorizes payments by each Fund to the distributor or other third parties for the cost related to selling or servicing efforts, preparing, printing and distributing Fund prospectuses, statements of additional information, and shareholder reports to investors.

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Independent Registered Public Accounting Firm

[__] (“[__]”), [__], is the independent registered public accounting firm for the Trust.

DETERMINATION OF NET ASSET VALUE

The NAV per share of each Fund is determined separately daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally at 4:00 p.m. Eastern time), each day the NYSE is open for business (“Business Day”). The NYSE is not open on New Year’s Day, Presidents’ Day, Martin Luther King’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ Global Market® (“NASDAQ®”) for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”) provided by NASDAQ® each business day. The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern time, unless that price is outside the range of the “inside” bid and asked prices’ in that case, NASDAQ® will adjust the price to equal the inside bid or asked price, whichever is closer.

If, on a particular day, an exchange-traded security does not trade, then the mean between the closing bid and asked prices will be used. All equity securities that are not traded on a listed exchange held by a Fund will be valued at the last sales price in the OTC market, or, if no sales price is reported, the mean of the last bid and asked price is used. Securities and other assets for which market quotations are not readily available, or for which Rafferty has reason to question the validity of quotations received, are valued at fair value by procedures as adopted by the Board.

For purposes of determining NAV per share of a Fund, exchange-traded options and options on futures are valued at the composite price using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest asked price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on exchanges where the options are traded. If there are no trades for the option on a given business day, the composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Non-exchange traded options are valued at the mean between the last bid and asked quotations.

The prices of futures contracts are valued either at the settlement prices established each day on the exchange on which they are traded if the settlement price reflects trading prior to the close of regular trading or at the last sales price prior to the close of regular trading if the settlement prices established by the exchange reflects trading after the close of regular trading.

Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an independent pricing service or reporting agency.

Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. If the Board determines that the amortized cost method does not represent the fair value of the short-term debt instrument, the investment will be valued at fair value as determined by procedures as adopted by the Board. Other debt securities (including credit default swaps) are valued by using either the closing bid and ask prices provided by the Funds’ pricing service or the mean between the closing bid and ask prices provided by brokers that make markets in such instruments, or if such prices are unavailable, by a pricing matrix method. U.S. government securities are valued at the mean between the closing bid and asked price provided by an independent third party pricing service (“Pricing Service”).

Dividend income and other distributions are recorded on the ex-distribution date.

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Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets not valued in accordance with the foregoing principles will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to Rafferty or the officers of the Trust. The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determinations. The Trustees, from time to time, will review these methods of valuation and will recommend changes that may be necessary to assure that the investments of a Fund are valued at fair value.

For purposes of calculating their daily NAV, a Fund typically reflects changes in its holdings of portfolio securities on the first business day following a portfolio trade (commonly known as “T+1 accounting”). However, each Fund is permitted to include same day trades when calculating its NAV (commonly referred to as “trade date accounting”) on days when a Fund receives substantial redemptions. Such redemptions can result in an adverse impact on a Fund’s NAV when there is a disparity between the trade price and the closing price of the security. Thus, a Fund’s use of trade date accounting is likely to lessen the impact of substantial redemptions on a Fund’s NAV.

The Commodity Trends Strategy Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary offers to redeem all or a portion of its shares every Business Day. The value of the Subsidiary’s shares will fluctuate with the value of its portfolio investments. The Subsidiary uses the same pricing and valuation methodologies described above to price its shares.

REDEMPTIONS

Redemption In-Kind

The Trust has filed a notice of election under Rule 18f-1 of the 1940 Act, which obligates a Fund to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of that Fund’s NAV, whichever is less. Any redemption beyond this amount also will be in cash unless the Trustees determine that further cash payments will have a material adverse effect on remaining shareholders. In such a case, a Fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as each Fund determines NAV. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable. To the extent that a Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities. Shareholders who receive futures contracts or options on futures contracts in connection with a redemption in-kind may be responsible for making any margin payments due on those contracts.

Redemptions by Telephone

Shareholders may redeem shares of a Fund by telephone. When acting on verbal instructions believed to be genuine, the Trust, Rafferty, transfer agent and their trustees, directors, officers and employees are not liable for any loss resulting from a fraudulent telephone transaction request and the investor will bear the risk of loss. In acting upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, name(s) and social security number(s) registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner. To the extent that the Trust, Rafferty, transfer agent and their trustees, directors, officers and employees do not employ such procedures, some or all of them may be liable for losses due to unauthorized or fraudulent transactions.

Receiving Payment

Payment of redemption proceeds will be made within seven days following a Fund’s receipt of your request (if received in good order as described below) for redemption. For investments that have been made by check, payment on redemption requests may be delayed until the transfer agent is reasonably satisfied that the purchase payment has been collected by the Trust (which may require up to 10 calendar days). To avoid redemption delays, purchases should be made by direct wire transfer.

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A redemption request will be considered to be received in “good order” if:

•	The number or amount of shares and the class of shares to be redeemed and shareholder account number have been indicated;

•	Any written request is signed by a shareholder and by all co-owners of the account with exactly the same name or names used in establishing the account;

•

Any written request is accompanied by certificates representing the shares that have been issued, if any, and the certificates have been endorsed for transfer exactly as the name or names appear on the certificates or an accompanying stock power has been attached; and

•

The signatures on any written redemption request in excess of $100,000 or more and on any certificates for shares (or an accompanying stock power) have been guaranteed by a national bank, a state bank that is insured by the Federal Deposit Insurance Corporation, a trust company or by any member firm of the New York, American, Boston, Chicago, Pacific or Philadelphia Stock Exchanges. Signature guarantees also will be accepted from savings banks and certain other financial institutions that are deemed acceptable by U.S. Bancorp Funds Services, LLC, as transfer agent, under its current signature guarantee program.

The right of redemption may be suspended or the date of payment postponed for any period during which (1) the NYSE is closed (other than customary weekend or holiday closings); (2) trading on the NYSE is restricted; (3) situations where an emergency exists as a result of which it is not reasonably practicable for a Fund to fairly determine the value of its net assets or disposal of a Fund’s securities is not reasonably practicable; or (4) the SEC has issued an order for the protection of a Fund’s shareholders.

Redemption Fees

The Funds are not suitable for purchase by active investors. The Funds are intended for long-term investment purposes only and discourages shareholders from engaging in “market-timing” or other types of excessive short-term trading that could adversely affect shareholder returns. Consequently, the Board of Trustees has adopted policies to prevent frequent purchases and redemptions of shares of the Fund. In an effort to discourage short-term trading and defray costs related to such trading, the Board of Trustees has approved a redemption fee of 1.00% on sales and exchanges (collectively, “redemptions”) of Fund shares made within ninety (90) days of the date of purchase (including shares acquired through an exchange).

Anti-Money Laundering

A Fund is required to comply with various federal anti-money laundering laws and regulations. Consequently, a Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or a Fund may be required to transfer the account or proceeds of the account to a government agency. In addition, pursuant to a Fund’s Customer Identification Program, a Fund’s transfer agent will complete a thorough review of all new opening account applications and will not transact business with any person or entity whose identity cannot be adequately verified.

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EXCHANGE PRIVILEGE

An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by a Fund whose shares are being exchanged of (1) proper instructions and all necessary supporting documents; or (2) a telephone request for such exchange in accordance with the procedures set forth in the Prospectus and below. Telephone requests for an exchange received by a Fund before 4:00 p.m. Eastern time will be effected at the close of regular trading on that day. Requests for an exchange received after the close of regular trading will be effected on the NYSE’s next trading day. Due to the volume of calls or other unusual circumstances, telephone exchanges may be difficult to implement during certain time periods.

The Trust reserves the right to reject any order to acquire its shares through exchange or otherwise to restrict or terminate the exchange privilege at any time. In addition, the Trust may terminate this exchange privilege upon a 60-day notice.

SHAREHOLDER AND OTHER INFORMATION

Each share of a Fund gives the shareholder one vote in matters submitted to shareholders for a vote. Each series of each Fund have equal voting rights, except that, in matters affecting only a particular series, only shares of that series are entitled to vote. Share voting rights are not cumulative, and shares have no preemptive or conversion rights. Shares are not transferable. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in a Trust’s or a Fund’s operation and for the election of Trustees under certain circumstances. Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of a Trust’s outstanding shares.

The Trust has entered into a licensing agreement with The McGraw-Hill Companies, Inc. to permit the use of certain servicemarks in connection with its registration statement and other materials. “Standard & Poor’s®”, “S&P®”, “S&P 500®” and “Standard & Poor’s 500” are trademarks of The McGraw-Hill Companies, Inc. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Funds.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

As stated in the Prospectus, each Fund distributes dividends to its shareholders from its net investment income, at least annually; for these purposes, net investment income includes accrued interest and accretion of original issue and market discounts, less amortization of market premium and estimated expenses, and is calculated immediately prior to the determination of a Fund’s NAV per share. Each Fund also distributes its net short-term capital gain, if any, annually but may make more frequent distributions thereof if necessary to avoid income or excise taxes. Each Fund may realize net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss and thus anticipates annual distributions thereof. The Trustees may revise this dividend policy, or postpone the payment of dividends, if a Fund has or anticipates any large unexpected expense, loss, or fluctuation in net assets that, in the Trustees’ opinion, might have a significant adverse effect on its shareholders.

Taxes

Taxation of Shareholders. Dividends (including distributions of short-term capital gain) a Fund distributes, if any, are taxable to its shareholders as ordinary income (at rates up to 35% for individuals), except to the extent they constitute “qualified dividend income” (described in the Prospectus) (“QDI”), regardless of whether the dividends are reinvested in Fund shares or received in cash. Distributions of a Fund’s net capital gain, if any, are taxable to its shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether the distributions are reinvested in Fund shares or received in cash.

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A shareholder’s sale (redemption) of Fund shares may result in a taxable gain, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis in the shares. An exchange of Fund shares for shares of another Fund generally will have similar consequences. If Fund shares are redeemed at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable distribution (with the tax consequences described in the Prospectus).

Regulated Investment Company Status. Each Fund is treated as a separate corporation for federal tax purposes and intends to qualify as a regulated investment company under Subchapter M of Chapter 1 of the Code (“RIC”). If a Fund so qualifies and satisfies the Distribution Requirement (defined below) for a taxable year, it will not be subject to federal income tax on the part of its investment company taxable income -- generally consisting of net investment income, the excess of net short-term capital gain over net long-term capital loss (“short-term capital gain”), and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid -- and net capital gain -- it distributes to its shareholders for that year.

To qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (“Distribution Requirement”) and must meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) securities (other than U.S. government securities or the securities of other RICs) of any one issuer, (ii) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) securities of one or more QPTPs (collectively, “Diversification Requirements”). The Internal Revenue Service (“Service”) has ruled that income from a derivative contract on a commodity index generally is not qualifying income for purposes of the Income Requirement (“Qualifying Income”).

Although each Fund intends to satisfy all the foregoing requirements, there is no assurance that a Fund will be able to do so. The investment by a Fund, primarily in options and futures positions entails some risk that it might fail to satisfy the Diversification Requirements. There is some uncertainty regarding the valuation of such positions for purposes of those requirements; accordingly, it is possible that the method of valuation the Funds use, pursuant to which each of them would expect to be treated as satisfying the Diversification Requirements, would not be accepted in an audit by the Service, which might apply a different method resulting in disqualification of one or more of the Funds.

The Commodity Trends Strategy Fund will invest in commodity-linked instruments. Revenue Ruling 2006-1, issued by the Service on December 16, 2005 (as modified by Revenue Ruling 2006-31), concludes that the income from certain commodity-linked derivative contracts is not Qualifying Income, but subsequent private letter rulings the Service issued (“PLRs”) treat income from commodity-linked notes (as distinguished from commodity-linked derivatives) similar to those in which the Fund intends to invest, as well as income derived from a wholly owned subsidiary similar to the Subsidiary, as Qualifying Income, in the latter case even if the subsidiary itself invests in commodity-linked derivatives. Although a PLR may only be relied on by the taxpayer that receives it, and the Fund will not seek a PLR regarding its investments in commodity-linked notes and the Subsidiary, the Fund intends to treat the income it derives from those investments as Qualifying Income based on the analysis in the PLRs mentioned above; and it thus will seek to restrict its income from derivatives, such as commodity-linked swaps, and other sources that do not generate Qualifying Income to a maximum of 10% of its annual gross income and will seek to gain exposure to the commodities markets primarily through investments in commodity-linked notes and the

43

Subsidiary. There can be no assurance that the Service will not change its position with respect to some or all of the conclusions it reached in those PLRs; if it did, and that position was upheld, the Fund might be required to restructure its investments to satisfy the Income Requirement or might cease to qualify as a RIC, with the consequences described in the following paragraph.

If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) its taxable income, including net capital gain, would be taxed at corporate income tax rates (up to 35%), (2) it would not receive a deduction for the distributions it makes to its shareholders, and (3) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income, except for the part of those dividends that is QDI, which is subject to a maximum federal income tax rate of 15%) to the extent of the Fund’s earnings and profits; those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund would be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

Excise Tax. Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Income from Foreign Securities. Dividends and interest a Fund receives, and gains it realizes on foreign securities, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues dividends, interest or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders.

Each Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the 15% maximum federal income tax rate on individuals’ QDI.

If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then, in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each Fund may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the PFIC’s stock over a Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A

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Fund’s adjusted basis in each PFIC’s stock with respect to which it makes this election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Derivatives Strategies. The use of derivatives strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures, and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as Qualifying Income. Each Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment to mitigate the effect of these rules, prevent its disqualification as a RIC, and minimize the imposition of federal income and excise taxes.

Some futures contracts (other than “securities futures contracts,” as defined in Code section 1234B(c)), foreign currency contracts, and “nonequity options” (i.e., certain listed options, such as those on a “broad-based” securities index) in which a Fund invests may be subject to Code section 1256 (collectively “section 1256 contracts”). Section 1256 contracts that a Fund holds at the end of its taxable year must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it. A Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

Code section 1092 (dealing with straddles) also may affect the taxation of options, futures, and forward contracts in which a Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward contracts are positions in personal property. Under that section any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

If a call option written by a Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain. If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale. If a call option purchased by a Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the security or futures contract subject thereto. If a Fund exercises a purchased call option, the premium it paid for the option will be added to the basis of the subject securities or futures contract.

If a Fund has an “appreciated financial position” -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a “constructive sale”

45

of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Commodity Trends Strategy Fund - Investment in the Subsidiary. The Commodity Trends Strategy Fund may invest up to 25% of its assets in the Subsidiary, which is expected to provide the Fund with exposure to the commodities markets within the limitations of the Income Requirement. The Subsidiary will be classified as a corporation for federal income tax purposes, which, as a foreign corporation, generally will not be subject to federal income taxation unless it is engaged in a U.S. trade or business. A foreign corporation that is not a dealer in stocks, securities, or commodities may engage in the following activities without being deemed to be so engaged: (1) trading in stocks or securities (including contracts or options to buy or sell securities) for its own account; and (2) trading in commodities that are “of a kind customarily dealt in on an organized commodity exchange . . . if the transaction is of a kind customarily consummated at such place” for its own account. It is expected that the Subsidiary will conduct its securities and commodities trading activities to comply with the foregoing.

In general, a foreign corporation that does not conduct a U.S. trade or business is nonetheless subject to federal income tax at a flat rate of 30% (or lower treaty rate) on the gross amount of certain U.S.-source income, including dividends and certain interest income, that is not effectively connected with a U.S. trade or business. There is no tax treaty in force between the United States and the Cayman Islands that would reduce the 30% rate. The 30% tax does not apply to U.S.-source capital gains (whether long-term or short-term), interest paid to a foreign corporation on its deposits with U.S. banks, or “portfolio interest” (which includes interest, including OID, on certain obligations in registered form and, under certain circumstances, interest on bearer obligations).

The Subsidiary will be a “controlled foreign corporation” (“CFC”) if, on any day of its taxable year, more than 50% of the voting power or value of its stock is directly, indirectly, or constructively owned by “United States shareholders.” A United States shareholder is defined as a “United States person” (as defined in Code section 957(c)) who directly, indirectly, or constructively owns 10% or more of the total combined voting power of all classes of a foreign corporation’s voting stock. Because the Fund is such a person that will own all the Subsidiary’s stock, the Fund will be a United States shareholder and the Subsidiary will be a CFC. As a United States shareholder, the Fund annually will be required to include in its gross income all of the Subsidiary’s “subpart F income” -- which includes interest, OID, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans, net payments received with respect to equity swaps and similar derivatives, and net gains from transactions (including futures and forwards) in commodities and is expected to constitute all of the Subsidiary’s income -- regardless of whether the Subsidiary distributes that income to the Fund. The Fund’s recognition of the Subsidiary’s subpart F income will increase its tax basis in its stock in the Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed subpart F income, and will correspondingly reduce the Fund’s tax basis in that stock. Subpart F income is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income.

Income from Zero-Coupon and Payment-in-Kind Securities. A Fund may acquire zero-coupon or other securities (such as strips) issued with OID. As a holder of those securities, a Fund must include in its gross income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, a Fund must include in its gross income securities it receives as “interest” on payment-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or

46

from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Income from REITs. A Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs. Although those regulations have not yet been issued, the U.S. Treasury Department and the Service issued a notice in 2006 (“Notice”) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to the unrelated business income tax) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its disqualified organization shareholders, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) constitutes unrelated business taxable income to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record shareholders that are” after “its” in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that, (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. No Fund will invest directly in REMIC residual interests, and no Fund intends to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Funds. No attempt is made to present a complete explanation of the federal tax treatment of the Funds’ activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to a Fund and to distributions therefrom.

FINANCIAL STATEMENTS

The financial statements for the Commodity Trends Strategy Fund are herein incorporated by reference to the Fund’s Annual Report to shareholders dated April 30, 2009.

The financial statements for the Financial Trends Strategy Fund and the Direxion/Wilshire Dynamic Fund are hereby incorporated by reference to each Fund’s Semi-Annual Report to shareholders dated April 30, 2009.

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Appendix A

Description of Corporate Bond Ratings

Moody’s Investors Service and Standard and Poor’s Corporation are two prominent independent rating agencies that rate the quality of bonds. Following are expanded explanations of the ratings shown in the Prospectus and this SAI.

Moody’s Investors Service – Long-Term Corporate Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Generally, investment-grade debt securities are those rated Baa3 or better by Moody’s.

Standard and Poor’s – Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation;
•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and

A-1

subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note: Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus
(-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Generally, investment-grade debt securities are those rated BBB or better by Standard & Poor’s.

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APPENDIX B

Direxion Funds
Direxion Insurance Trust
Proxy Voting Policies and Procedures

Recognizing the increased scrutiny that both institutions and corporations are under, it is important to have corporate governance that appreciates the importance of consistently applied policy guidelines that are aligned with investors’ views on key issues. With this in mind we currently use ISS’s proxy voting service to execute ballots on behalf of the Direxion Funds and the Direxion Insurance Trust (collectively, the “Trust”). ISS prepares custom research and votes per their recommendation. If we agree with their recommendation, no action is required. However, we retain the right and ability to override the vote if you disagree with ISS’s vote recommendation.

I.	Duty to Vote Proxies

Rafferty Asset Management, LLC (“Rafferty”) views seriously its responsibility to exercise voting authority over securities that are owned by the Trust.

To document that proxies are being voted, ISS (on behalf of the Trust) will maintain a record reflecting when and how each proxy is voted consistent with the requirements of Rule 206(4)-6 under the Investment Advisors Act of 1940 and other applicable regulations. Rafferty will make its proxy voting history and policies and procedures available to shareholders upon request.

II.	Guidelines for Voting Proxies

Rafferty generally follows the recommendations of ISS’s proxy voting guidelines as outlined below. Proxy proposals are considered on their own merits and a determination is made as to support or oppose management’s recommendation. Rafferty will typically accept ISS’s recommendations on social issues as it does not have the means to evaluate the economic impact of such proposals, or determine a consensus among shareholders’ social or political viewpoints.

III.	Review and Compliance

It is Rafferty’s responsibility to oversee ISS’s proxy voting to ensure compliance and timely reporting to US Bank. Reports are verified monthly through ISS’s Votex website. ISS provides US Bank with the NP-X file covering the period from July 1st through June 30th of the following year. US Bank files the NP-X with the SEC on the Trust’s behalf. These records are maintained for five years and the previous two years proxy voting records can be accessed by contacting US Bank.

Below is a summary outlining ISS’s US Proxy Voting Guidelines.

1. Auditors

Ratifying Auditors
Vote FOR proposals to ratify auditors, unless:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or
•	Fees for non-audit services are excessive.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections
Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

•	Composition of the board and key board committees;
•	Attendance at board and committee meetings;
•	Corporate governance provisions and takeover activity;
•	Disclosures under Section 404 of the Sarbanes-Oxley Act;
•	Long-term company performance relative to a market and peer index;
•	Extent of the director’s investment in the company;
•	Existence of related party transactions;
•	Whether the chairman is also serving as CEO;
•	Whether a retired CEO sits on the board;
•	Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
•	Sit on more than six public company boards;
•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;
•

The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•	At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
•	A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group.

WITHHOLD from inside directors and affiliated outside directors when:

•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
•	The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;
•	A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

•	There is a negative correlation between chief executive pay and company performance;
•	The company fails to submit one-time transfers of stock options to a shareholder vote;
•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
•	The company has poor compensation practices.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

•

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.);

•	Two-thirds independent board;
•	All-independent key committees;
•	Established governance guidelines;
•	The company does not under-perform its peers.

Majority Vote Shareholder Proposals

Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections). Consider voting AGAINST the shareholder proposal if the company has adopted a formal corporate governance policy that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

At a minimum, a company’s policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

•	Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;
•	The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee’s status;
•	The policy needs to specify that the process of determining the nominee’s status will be managed by independent directors and must exclude the nominee in question;
•	An outline of a range of remedies (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);
•

The final decision on the nominee’s status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe for disclosure and require a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why its policy is the best structure for demonstrating accountability to shareholders.

3. Proxy Contests
Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;
•	Management’s track record;
•	Background to the proxy contest;
•	Qualifications of director nominees (both slates);
•	Strategic plan of dissident slate and quality of critique against management;
•	Likelihood that the proposed goals and objectives can be achieved (both slates);
•	Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses
Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or
•

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20 percent trigger, flip-in or flip-over;
•	A term of no more than three years;
•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, evaluate the proposed transaction based on these factors:

•	Valuation
•	Market reaction
•	Strategic rationale
•	Negotiations and process
•	Conflicts of interest
•	Governance

6. State of Incorporation
Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure
Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company’s performance and whether the company’s ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create “de-clawed” blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

8. Executive and Director Compensation
Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

•	The total cost of the company’s equity plans is unreasonable;
•	The plan expressly permits the repricing of stock options without prior shareholder approval;
•	There is a disconnect between CEO pay and the company’s performance;
•	The company’s three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or
•	The plan is a vehicle for poor pay practices.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation plan are met and disclosed in the proxy statement:

•	Stock ownership guidelines with a minimum of three times the annual cash retainer.
•	Vesting schedule or mandatory holding/deferral period:

-	A minimum vesting of three years for stock options or restricted stock; or
-	Deferred stock payable at the end of a three-year deferral period.
•	A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
•	No retirement/benefits and perquisites for non-employee directors; and
•	A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Disclosure of CEO Compensation-Tally Sheet

Companies should provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

Employee Stock Purchase Plans--Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

•	Purchase price is at least 85 percent of fair market value;
•	Offering period is 27 months or less; and
•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans--Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

•	Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
•	Limits on employee contribution (a fixed dollar amount or a percentage of base salary);
•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Option Exchange Programs/Re-pricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration historic trading patterns, rationale for the re-pricing, value-for-value exchange treatment of surrendered options, option vesting, term of the option, exercise price and participation. Vote FOR shareholder proposals to put option re-
pricing to a shareholder vote.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

•	A trigger beyond the control of management;
•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
•

Change-in-control payments should be double-triggered, i.e., (1) after a change in the company’s ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. Corporate Responsibility
Animal Rights

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

•	The company is conducting animal testing programs that are unnecessary or not required by regulation;
•	The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
•	The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards.

Drug Pricing and Re-importation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

•	The existing level of disclosure on pricing policies;
•	Deviation from established industry pricing norms;
•	The company’s existing initiatives to provide its products to needy consumers;
•	Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Toxic Chemicals

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals.

Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

•	New legislation is adopted allowing development and drilling in the ANWR region;
•	The company intends to pursue operations in the ANWR; and
•	The company has not disclosed an environmental risk report for its ANWR operations.

Concentrated Area Feeding Operations (CAFOs)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

•	The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or
•	The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

•	The company does not maintain operations in Kyoto signatory markets;
•	The company already evaluates and substantially discloses such information; or,
•	Greenhouse gas emissions do not significantly impact the company’s core businesses.

Political Contributions

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions considering: any recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. Mutual Fund Proxies
Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;
•	Market in which the fund invests;
•	Measures taken by the board to address the discount; and
•	Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

•	Performance of the fund’s net asset value;
•	The fund’s history of shareholder relations;
•	The performance of other funds under the advisor’s management.

DIREXION FUNDS
PART C

OTHER INFORMATION

Item 23. Exhibits

(a)	(i)

Declaration of Trust dated June 3, 1997 is herein incorporated by reference from the Trust’s Initial Registration Statement on Form N-1A filed with the Trust’s Initial Registration Statement on Form N-1A filed with the Securities and Exchange Commission (“SEC”) on June 6, 1997.

(ii)

Amendment to the Declaration of Trust dated April 5, 2006 is herein incorporated by reference from the Post-Effective Amendment No. 65 to the Trust’s Registration Statement filed with the SEC on May 1, 2006.

(b)		By-Laws dated June 3, 1997 are herein incorporated by reference from the Trust’s Initial Registration Statement on Form N-1A filed with the SEC on June 6, 1997.

(c)		Voting trust agreement – None.

(d)	(i)(A)	Form of Investment Advisory Agreement is herein incorporated by reference from the Pre-Effective Amendment No. 1 to the Trust’s Registration Statement filed with the SEC on September 18, 1997.

(i)(B)

Amendment to Schedule A of the Investment Advisory Agreement is herein incorporated by reference from Post-Effective Amendment No. 92 to the Trust’s Registration Statement filed with the SEC on April 30, 2009.

(ii)(A)(I)

Form of Subadvisory Agreement between Flexible Plan Investments, Ltd. and Rafferty Asset Management, LLC is herein incorporated by reference from Post-Effective Amendment No. 21 to the Trust’s Registration Statement filed with the SEC on January 12, 2004.

(ii)(A)(II)

Amendment to Schedule A of the Subadvisory Agreement dated January 23, 2006 between Flexible Plan Investments, Ltd. and Rafferty Asset Management, LLC is herein incorporated by reference from Post-Effective Amendment No. 62 to the Trust’s Registration Statement filed with the SEC on January 20, 2006.

(ii)(B)

Form of Subadvisory Agreement between Hundredfold Advisors and Rafferty Asset Management, LLC is herein incorporated by reference from Post-Effective Amendment No. 32 to the Trust’s Registration Statement filed with the SEC on September 1, 2004.

(ii)(C)

Form of Subadvisory Agreement between Horizon Capital Management Inc. and Rafferty Asset Management, LLC is herein incorporated by reference from Post-Effective Amendment No. 33 to the Trust’s Registration Statement filed with the SEC on September 2, 2004.

(ii)(D)

Form of Subadvisory Agreement between Portfolio Strategies, Inc. and Rafferty Asset Management, LLC dated April 1, 2005 is herein incorporated by reference from Post-Effective Amendment No. 46 to the Trust’s Registration Statement filed with the SEC on March 31, 2005.

(ii)(E)

Form of Subadvisory Agreement between Wilshire Associates, Inc. and Rafferty Asset Management, LLC is herein incorporated by reference from Post-Effective Amendment No. 90 to the Trust’s Registration Statement filed with the SEC on February 27, 2009.

(e)	(i)

Amended and Restated Distribution Agreement between Direxion Funds and Rafferty Capital Markets, Inc. is herein incorporated by reference from Post-Effective Amendment No. 92 to the Trust’s Registration Statement filed with the SEC on April 30, 2009.

	(ii)	Form of Dealer Agreement is herein incorporated by reference from the Post-Effective Amendment No. 5 to the Trust’s Registration Statement filed with the SEC on November 17, 1999.

(f)		Bonus, profit sharing contracts – None.

(g)	(i)	Custody Agreement dated November 2, 2007 is herein incorporated by reference from the Post-Effective Amendment No. 85 to the Trust’s Registration Statement filed with the SEC on December 24, 2008.

	(ii)	Amendment to Exhibit C to the Custody Agreement is herein incorporated by reference from Post-Effective Amendment No. 92 to the Trust’s Registration Statement filed with the SEC on April 30, 2009.

(h)	(i)(A)	Transfer Agent Agreement is herein incorporated by reference from the Post-Effective Amendment No. 50 to the Trust’s Registration Statement filed with the SEC on February 16, 2004.

(i)(B)

Addendum to Exhibit A to the Transfer Agent Agreement is herein incorporated by reference from Post-Effective Amendment No. 92 to the Trust’s Registration Statement filed with the SEC on April 30, 2009.

(ii)(A)

Fund Accounting Servicing Agreement dated March 3, 2006 is herein incorporated by reference from the Post-Effective Amendment No. 85 to the Trust’s Registration Statement filed with the SEC on December 24, 2008.

(ii)(B)

Amendment to Exhibit A to the Fund Accounting Servicing Agreement is herein incorporated by reference from Post-Effective Amendment No. 92 to the Trust’s Registration Statement filed with the SEC on April 30, 2009.

	(iii)(A)	Fund Administration Servicing Agreement is herein incorporated by reference from the Post-Effective Amendment No. 50 to the Trust’s Registration Statement filed with the SEC on February 16, 2004.

(iii)(B)

Amendment to Exhibit A to the Fund Administration Servicing Agreement is herein incorporated by reference from Post-Effective Amendment No. 92 to the Trust’s Registration Statement filed with the SEC on April 30, 2009.

	(iv)(A)	Fulfillment Servicing Agreement is herein incorporated by reference from the Pre-Effective Amendment No. 1 to the Trust’s Registration Statement filed with the SEC September 18, 1997.

	(iv)(B)	Amendment to Exhibit A of the Fulfillment Servicing Agreement filed with Post-Effective Amendment No. 65 to the Trust’s Registration Statement dated May 1, 2006.

	(v)(A)	Form of Operating Services Agreement – filed herewith.

(i)		Opinion and consent of counsel – to be filed.

(j)	(i)	Consent of Independent Registered Public Accounting Firm – to be filed.

	(ii)(A)	Power of Attorney form dated August 22, 2002 is herein incorporated by reference from the Post-Effective Amendment No. 50 to the Trust’s Registration Statement filed with the SEC on June 28, 2005.

	(ii)(B)	Power of Attorney form dated April 4, 2007 is herein incorporated by reference from the Post-Effective Amendment No. 71 to the Trust’s Registration Statement filed with the SEC on June 8, 2007.

(k)		Financial Statements omitted from prospectus – None.

(l)		Letter of Investment Intent dated September 2, 1997 filed with Pre-Effective Amendment No. 1 to the Trust’s Registration Statement on September 18, 1997.

(m)	(i)(A)

Investor Class Plan pursuant to Rule 12b-1 dated November 10, 2006 is herein incorporated by reference from the Post-Effective Amendment No. 67 to the Trust’s Registration Statement filed with the SEC on December 22, 2006.

(i)(B)

Amendment to Investor Class Plan pursuant to Rule 12b-1 is herein incorporated by reference from Post-Effective Amendment No. 92 to the Trust’s Registration Statement filed with the SEC on April 30, 2009.

(ii)(A)

Service Class Plan pursuant to Rule 12b-1 dated November 10, 2006 is herein incorporated by reference from the Post-Effective Amendment No. 67 to the Trust’s Registration Statement filed with the SEC on December 22, 2006.

(ii)(B)

Amendment to Service Class Plan pursuant to Rule 12b-1 is herein incorporated by reference from Post-Effective Amendment No. 90 to the Trust’s Registration Statement filed with the SEC on February 27, 2009.

(iii)(A)

Investor and Institutional Class Shareholder Service Plan is herein incorporated by reference from Post-Effective Amendment No. 92 to the Trust’s Registration Statement filed with the SEC on April 30, 2009.

(n)	(i)(A)

Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 is herein incorporated by reference from Post-Effective Amendment No. 90 to the Trust’s Registration Statement filed with the SEC on February 27, 2009.

(i)(B)

Amendment to Schedule A of the Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 is herein incorporated by reference from Post-Effective Amendment No. 92 to the Trust’s Registration Statement filed with the SEC on April 30, 2009.

(o)		Reserved.

(p)	(i)(A)

Code of Ethics of Rafferty Capital Markets, LLC is herein incorporated by reference from the Post-Effective Amendment No. 20 to the Trust’s Registration Statement filed with the SEC on December 31, 2003.

(i)(B)

Code of Ethics of Flexible Plan Investments, Ltd. is herein incorporated by reference from the Post-Effective Amendment No. 21 to the Trust’s Registration Statement filed with the SEC on January 12, 2004.

(i)(C)

Code of Ethics of Hundredfold Investors, LLC dated June 15, 2004 is herein incorporated by reference from the Post-Effective Amendment No. 32 to the Trust’s Registration Statement filed with the SEC on September 1, 2004.

(i)(D)

Code of Ethics of Horizon Capital Management, Inc. dated August 15, 2004 is herein incorporated by reference from the Post-Effective Amendment No. 33 to the Trust’s Registration Statement filed with the SEC on September 2, 2004.

(i)(E)

Code of Ethics of the Direxion (formerly, Potomac) Funds, Direxion (formerly, Potomac) Insurance Trust and Rafferty Asset Management, LLC dated November 9, 2004 is herein incorporated by reference from the Post-Effective Amendment No. 37 to the Trust’s Registration Statement filed with the SEC on December 1, 2004.

	(i)(F)	Code of Ethics of Portfolio Strategies, Inc. is herein incorporated by reference from the Post-Effective Amendment No. 46 to the Trust’s Registration Statement filed with the SEC on March 31, 2005.

	(i)(G)	Code of Ethics of Wilshire Associates, Inc. is herein incorporated by reference from Post-Effective Amendment No. 90 to the Trust’s Registration Statement filed with the SEC on February 27, 2009.

Item 24. Persons Controlled by or Under Common Control with Registrant

None.

Item 25. Indemnification

Article XI, Section 2 of the Trust’s Declaration of Trust provides that:

(a)	Subject to the exceptions and limitations contained in paragraph (b) below:

(i)

every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust and/or by the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof;

(ii)

the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while a Covered Person is in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)	No indemnification shall be provided hereunder to a Covered Person:

(i)

who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (B) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust; or

(ii)

in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry or full investigation); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent legal counsel.

(c)

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

(d)

Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust if it is ultimately determined that he or she is not entitled to indemnification under this Section 2; provided, however, that:

	(i)	such Covered Person shall have provided appropriate security for such undertaking,

	(ii)	the Trust is insured against losses arising out of any such advance payments, or

(iii)

either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

According to Article XII, Section 1 of the Declaration of Trust, the Trust is a trust and not a partnership. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Series or the Trustees. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Article XII, Section 2 provides that, subject to the provisions of Section 1 of Article XII and to Article XI, the Trustees are not liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.

Item 26. Business and Other Connections of Investment Adviser

Rafferty Asset Management, LLC (the “Adviser”), 33 Whitehall Street, 10th Floor, New York, New York 10004, offers investment advisory services. Information as to the officers and directors of the Adviser is included in its current Form ADV filed with the Securities and Exchange Commission (Registration Number 801-54679).

Portfolio Strategies, Inc. (“PSI”), 1102 Broadway, #302, Tacoma, Washington 98402, offers investment advisory services. Information as to the officers and directors of PSI is included in its current Form ADV filed with the Securities and Exchange Commission (Registration Number 801-18475).

Flexible Plan Investments, Ltd. (“Flexible Plan”), 3883 Telegraph Road, Suite 100, Bloomfield Hills, Michigan, 48302, offers investment advisory services. Information as to the officers and directors of Flexible Plan is included in its current Form ADV filed with the Securities and Exchange Commission (Registration Number 801-21073).

Hundredfold Advisors (“Hundredfold”), 2940 N. Lynnhaven Road, Suite 210A, Virginia Beach, VA 23452, offers investment advisory services. Information as to the officers and directors of Hundredfold is included in its current Form ADV filed with the Securities and Exchange Commission. (Registration Number 801-63226).

Horizon Capital Management, Inc. (“HCM”), 141 Ridgeway Drive, Suite 203, Lafayette, LA 70503, offers investment advisory services. Information as to the officers and directors of HCM is included in its current Form ADV filed with the Securities and Exchange Commission (Registration Number 801-26038).

Wilshire Associates, Inc. (“Wilshire”) 1299 Ocean Avenue Suite 700, Santa Monica, CA 90401, offers investment advisory services. Information as to the officers and directors of Wilshire is included in its current Form ADV filed with the Securities and Exchange Commission (Registration Number 801-36233).

Item 27. Principal Underwriter

(a)      Rafferty Capital Markets, LLC, 59 Hilton Avenue, Garden City, NY 11530, serves as principal underwriter for the Direxion Funds, Leuthold Funds, Marketocracy Funds and Aegis Funds.

(b)       The director and officers of Rafferty Capital Markets, LLC are:

Name	Positions and Offices with Underwriter	Position and Offices with Registrant

Thomas A. Mulrooney	President	None

Lawrence C. Rafferty	Director	Chairman of the Board of Trustees

Stephen P. Sprague	Chief Financial Officer	Treasurer and Controller

The principal business address of each of the persons listed above is 59 Hilton Avenue, Garden City, New York 11530.

Item 28. Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained in the physical possession of the Direxion Funds’ investment adviser, subadviser, administrator, custodian, subcustodian, or transfer agent.

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of its latest annual report to Shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 93 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on July 2, 2009.

DIREXION FUNDS

By:	/s/ Daniel D. O’Neill
Daniel D. O’Neill
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 93 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Lawrence C. Rafferty*		Chairman of the Board	July 2, 2009
Lawrence C. Rafferty

/s/ Daniel J. Byrne*		Trustee	July 2, 2009
Daniel J. Byrne

/s/ Gerald E. Shanley III*		Trustee	July 2, 2009
Gerald E. Shanley III

/s/ John Weisser*		Trustee	July 2, 2009
John Weisser

/s/ Daniel D. O’Neill		President and Principal	July 2, 2009
Daniel D. O’Neill		Financial Officer

*By:	/s/ Daniel D. O’Neill
Daniel D. O’Neill, President and Attorney- In Fact

EXHIBIT INDEX

Item	Description
23(h)(v)(A)	Form of Operating Services Agreement